                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08282

                             Loomis Sayles Funds I
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)

               399 Boylston Street, Boston, Massachusetts  02116
--------------------------------------------------------------------------------
               (Address of principal executive offices)  (Zip code)

                          Coleen Downs Dinneen, Esq.
                          Natixis Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Item 1.   Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Mid Cap Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund



                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             14

                    Statements of Assets and Liabilities 31

                    Statements of Operations             33

                    Statements of Changes in Net Assets  35

                    Financial Highlights                 37

                    Notes to Financial Statements        43

         ANNUAL REPORT
         SEPTEMBER 30, 2007

FUND AND MANAGER REVIEW

LOOMIS SAYLES MID CAP GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or similar securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offering) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 TOTAL NET ASSETS | $54.8 million

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Russell Midcap Growth Index, for the fiscal year ended September 30, 2007. The Portfolio showed excellent "upside capture," posting strong gains during periods of market strength. Furthermore, the Fund lost relatively little during the spring sell-off and mid-summer correction.

We started the period navigating what we regarded as the market's psychological transition from risk aversion to risk acceptance, increasing the Fund's exposure to consumer spending and capital markets themes. We decided to avoid becoming overly defensive during the mid-summer correction, but to maintain our positions in those stocks we favored the most. Many of these had been big winners during the prior advance, making them particularly vulnerable during the correction. Nevertheless, this strategy served the Fund well, as these stocks were strong performers when the market resumed its advance in late August.

Strong stock selection in consumer discretionary, materials and energy drove the Fund's performance. Within the consumer discretionary sector, several retail and apparel holdings performed well, including GameStop, Guess? and Coach, all of which benefited from above-consensus earnings. Overall, the Fund had limited exposure to domestic consumer spending; many of our big gainers were either foreign-domiciled holdings or companies leveraged to overseas consumption.

In materials and processing, our leading stocks were either beneficiaries of the strong upturn in the commercial aerospace cycle (such as Precision Castparts and Allegheny Technologies) or leveraged to the secular bull market in agriculture (Mosaic). Most of our winners in the energy sector were service stocks with exposure to oil and international operations.

The Fund experienced negative returns from its holdings in consumer staples, integrated oils, and the autos and transportation sectors. Fortunately, the Fund had only small positions in each of these areas. The Fund realized the smallest positive returns in utilities and producer durables, but returns in these sectors had a positive impact on relative performance due to strong stock selection.

OUTLOOK
The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out in the end, and companies with strong earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have come through, all of which set up the market for a good run as 2008 unfolds. We expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                           SINCE
                       1 YEAR     5 YEARS    10 YEARS    INCEPTION
                      -----------------------------------------------
                       LOOMIS SAYLES MID CAP GROWTH: INSTITUTIONAL
                      36.66%       21.04%      9.99%       11.61%
                      -----------------------------------------------
                       LOOMIS SAYLES MID CAP GROWTH: RETAIL
                      36.31        20.73       9.68        11.31
                      -----------------------------------------------
                       RUSSELL MIDCAP GROWTH INDEX(c)
                      21.22        20.39       7.47         9.26
                      -----------------------------------------------
                       LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                      30.80        19.02       7.24         8.30
                      -----------------------------------------------

                                 GROSS EXPENSE RATIO (before reductions and
                                 reimbursements)*
                                 --------------------------------------------------------
                                 Institutional: 1.12%        Retail: 1.52%
                                 --------------------------------------------------------
                                 NET EXPENSE RATIO (after reductions and reimbursements)*
                                 --------------------------------------------------------
                                 Institutional: 1.00%        Retail: 1.25%
                                 --------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007(a)(b)

                                    [CHART]

                 Loomis Sayles    Lipper Mid-Cap
                    Mid Cap          Growth          Russell Midcap
                  Growth Fund      Funds Index(c)     Growth Index(c)
                 --------------   --------------      --------------
12/31/1996          $100,000         $100,000          $100,000
 1/31/1997           106,200          102,559           104,425
 2/28/1997           102,897           95,742           102,125
 3/31/1997            96,301           88,460            96,355
 4/30/1997            97,399           87,694            98,714
 5/31/1997           106,194           99,115           107,560
 6/30/1997           107,193          103,291           110,537
 7/31/1997           118,094          109,599           121,117
 8/31/1997           115,390          109,295           119,935
 9/30/1997           125,694          117,120           126,005
10/31/1997           122,891          110,561           119,696
11/30/1997           119,094          108,793           120,954
12/31/1997           122,643          111,341           122,542
 1/31/1998           116,241          109,235           120,336
 2/28/1998           125,529          118,513           131,650
 3/31/1998           129,796          124,650           137,168
 4/30/1998           133,210          125,192           139,031
 5/31/1998           127,229          117,895           133,312
 6/30/1998           133,743          123,318           137,084
 7/31/1998           126,909          115,110           131,211
 8/31/1998           101,184           90,293           106,169
 9/30/1998           112,173           99,709           114,200
10/31/1998           119,756          103,376           122,608
11/30/1998           120,714          111,232           130,879
12/31/1998           136,793          125,581           144,433
 1/31/1999           138,120          131,815           148,763
 2/28/1999           135,358          121,576           141,488
 3/31/1999           173,623          130,243           149,368
 4/30/1999           182,478          135,585           156,174
 5/31/1999           189,230          135,021           154,165
 6/30/1999           214,000          145,904           164,928
 7/31/1999           212,331          143,907           159,676
 8/31/1999           224,709          143,178           158,017
 9/30/1999           222,058          147,358           156,671
10/31/1999           278,017          160,386           168,785
11/30/1999           326,280          180,504           186,265
12/31/1999           407,361          218,156           218,517
 1/31/2000           418,767          214,410           218,473
 2/29/2000           569,397          268,144           264,402
 3/31/2000           517,127          249,271           264,674
 4/30/2000           468,207          216,387           238,982
 5/31/2000           421,058          196,935           221,561
 6/30/2000           480,680          227,537           245,071
 7/31/2000           469,240          218,099           229,552
 8/31/2000           555,392          246,622           264,171
 9/30/2000           550,894          234,769           251,256
10/31/2000           466,717          215,786           234,060
11/30/2000           349,384          170,662           183,197
12/31/2000           384,532          182,963           192,844
 1/31/2001           352,770          185,448           203,859
 2/28/2001           275,443          157,630           168,598
 3/31/2001           235,972          140,906           144,469
 4/30/2001           274,412          159,484           168,550
 5/31/2001           261,652          160,799           167,757
 6/30/2001           253,671          160,171           167,846
 7/31/2001           228,355          151,747           156,526
 8/31/2001           199,422          141,579           145,181
 9/30/2001           158,880          121,159           121,187
10/31/2001           174,339          127,905           133,926
11/30/2001           192,383          138,410           148,344
12/31/2001           194,730          144,414           153,983
 1/31/2002           188,051          138,891           148,983
 2/28/2002           169,076          131,985           140,537
 3/31/2002           183,143          140,305           151,263
 4/30/2002           173,528          135,640           143,255
 5/31/2002           162,284          131,115           138,980
 6/30/2002           146,818          119,334           123,643
 7/31/2002           132,166          106,464           111,630
 8/31/2002           130,051          105,195           111,242
 9/30/2002           125,369          98,659            102,404
10/31/2002           130,409          103,634           110,336
11/30/2002           140,255          109,789           118,972
12/31/2002           123,621          103,299           111,784
 1/31/2003           122,100          101,767           110,686
 2/28/2003           121,050          100,196           109,724
 3/31/2003           121,522          101,629           111,767
 4/30/2003           130,661          108,758           119,377
 5/31/2003           145,190          117,751           130,863
 6/30/2003           145,306          119,594           132,730
 7/31/2003           153,037          124,311           137,473
 8/31/2003           166,978          130,425           145,044
 9/30/2003           160,416          126,049           142,231
10/31/2003           176,121          135,937           153,694
11/30/2003           177,406          139,169           157,806
12/31/2003           173,184          139,883           159,529
 1/31/2004           180,094          143,417           164,796
 2/29/2004           176,456          145,395           167,561
 3/31/2004           180,444          145,360           167,241
 4/30/2004           178,098          140,749           162,519
 5/31/2004           186,540          143,814           166,354
 6/30/2004           193,573          147,273           169,002
 7/31/2004           177,177          136,810           157,809
 8/31/2004           171,667          134,440           155,864
 9/30/2004           181,624          140,191           161,683
10/31/2004           185,601          144,334           167,167
11/30/2004           198,018          152,357           175,800
12/31/2004           206,691          159,511           184,222
 1/31/2005           200,780          154,357           179,291
 2/28/2005           207,165          156,350           183,831
 3/31/2005           199,354          153,235           181,145
 4/30/2005           188,230          145,854           173,978
 5/31/2005           201,369          154,505           183,942
 6/30/2005           206,464          158,041           187,362
 7/31/2005           217,716          167,139           198,294
 8/31/2005           217,476          166,616           197,083
 9/30/2005           224,936          169,525           199,635
10/31/2005           220,684          164,815           193,760
11/30/2005           235,956          173,726           204,271
12/31/2005           238,551          174,788           206,512
 1/31/2006           260,689          186,792           218,879
 2/28/2006           255,944          185,179           216,185
 3/31/2006           268,486          191,357           222,226
 4/30/2006           268,969          193,146           223,167
 5/31/2006           246,725          182,397           212,663
 6/30/2006           252,400          182,476           211,795
 7/31/2006           236,297          174,761           204,204
 8/31/2006           234,525          177,617           208,909
 9/30/2006           238,324          180,159           213,676
10/31/2006           247,332          186,468           221,877
11/30/2006           258,586          194,224           230,584
12/31/2006           255,276          194,057           228,518
 1/31/2007           269,955          200,536           236,834
 2/28/2007           268,065          199,967           236,323
 3/31/2007           273,641          203,259           237,563
 4/30/2007           280,865          211,573           247,996
 5/31/2007           297,099          223,506           258,053
 6/30/2007           297,693          222,591           253,579
 7/31/2007           298,765          219,706           247,902
 8/31/2007           301,244          222,013           249,245
 9/30/2007           325,766          235,656           259,024


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]

Mark F. Burns
Manager since January 2005
                              MARK F. BURNS, CFA
                          Manager since January 2005

[PHOTO]


                               JOHN SLAVIK, CFA
                           Manager since April 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 TOTAL NET ASSETS | $49.0 million

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Russell 2000 Growth Index, for the fiscal year ended September 30, 2007, due to strong stock selection in the technology, consumer discretionary and healthcare sectors. An underweight position in the strong-performing materials and processing sector and poor stock selection in producer durables offset the Fund's relative performance, but only marginally.

Within the consumer discretionary sector the Fund realized strong performance from aQuantive, FTI Consulting and Chipotle Mexican Grill Inc. Shares of aQuantive soared after Microsoft agreed to purchase the digital marketing services company for an 85% premium. FTI, which provides financial advice to businesses, advanced on better-than-expected sales in the fourth quarter of 2006. Chipotle shares rose sharply in the second and third quarters of 2007, after reporting earnings that significantly beat analysts' expectations. We sold the position at a profit.

In technology, shares of First Solar, a solar-module maker, rose due to a significant increase in profitability and we sold the stock. Shares of Cogent Communications, a next-generation Internet protocol service provider, gained on continued strong demand for bandwidth.

NuVasive Inc. and Meridian Bioscience Inc. were the top contributors from the healthcare sector. NuVasive, a medical device company, beat earnings estimates in the third quarter of 2007, while shares of Meridian, a diagnostics company, rose substantially in the third quarter as the company reaffirmed 2007 full-year guidance and raised guidance for 2008.

We reduced the Fund's exposure to the consumer discretionary sector by trimming our retail holdings in light of the recent slump in the housing industry and its effect on consumers. We also scaled back the Fund's position in financial services by reducing positions related to mortgage financing, banking and real estate names. We funneled most of the proceeds from these sales into the technology sector, where fundamentals and valuations remain attractive. We also increased the Fund's allocation to producer durables and energy, as global demand remains a strong catalyst for growth in these sectors.

OUTLOOK

The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out, and companies with strong earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have held up well, all of which sets up the market for a good run as 2008 unfolds.

We expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                             SINCE
                       1 YEAR      5 YEARS     10 YEARS    INCEPTION
                      -------------------------------------------------
                       LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                      32.25%        20.10%       3.57        5.52%
                      -------------------------------------------------
                       LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                      31.94         19.80        3.30        5.26
                      -------------------------------------------------
                       RUSSELL 2000 GROWTH INDEX(c)
                      18.94         18.70        3.65        5.40
                      -------------------------------------------------
                       RUSSELL 2000 INDEX(c)
                      12.34         18.75        7.22        9.07
                      -------------------------------------------------
                       LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                      21.75         17.29        6.12        7.62
                      -------------------------------------------------

                                 GROSS EXPENSE RATIO (before reductions and reimbursements)*
                                 -------------------------------------------------------------------
                                 Institutional: 1.38%        Retail: 1.92%
                                 -------------------------------------------------------------------
                                 NET EXPENSE RATIO (after reductions and reimbursements)*
                                 -------------------------------------------------------------------
                                 Institutional: 1.00%        Retail: 1.25%
                                 -------------------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007(a)(b)


                                     [CHART]

                                         Lipper       Russell
                    Loomis Sayles       Small-Cap      2000        Russell
                     Small Cap        Growth Funds    Growth        2000
                    Growth Fund         Index(c)      Index(c)    Index(c)
                   -----------       ------------   ---------      ---------
  12/31/1996        $100,000        $100,000         $100,000       $100,000
   1/31/1997         102,600         102,319          102,498        101,998
   2/28/1997          94,997          94,931           96,308         99,525
   3/31/1997          85,099          88,083           89,512         94,829
   4/30/1997          83,499          86,771           88,476         95,093
   5/31/1997          97,101          98,809          101,774        105,673
   6/30/1997         102,801         104,095          105,225        110,201
   7/31/1997         111,097         110,360          110,617        115,329
   8/31/1997         112,996         112,113          113,936        117,968
   9/30/1997         125,494         121,548          123,028        126,603
  10/31/1997         116,697         115,333          115,639        121,041
  11/30/1997         115,401         112,727          112,882        120,258
  12/31/1997         119,429         111,226          112,945        122,363
   1/31/1998         115,523         109,575          111,439        120,432
   2/28/1998         128,081         118,434          121,277        129,337
   3/31/1998         133,883         123,791          126,364        134,671
   4/30/1998         132,089         124,691          127,139        135,416
   5/31/1998         121,007         115,867          117,902        128,123
   6/30/1998         132,817         119,262          119,107        128,393
   7/31/1998         119,734         110,288          109,161        117,999
   8/31/1998          92,722          86,200           83,962         95,086
   9/30/1998         103,691          90,810           92,475        102,527
  10/31/1998         107,808          94,390           97,298        106,709
  11/30/1998         121,305         102,066          104,846        112,299
  12/31/1998         141,770         112,299          114,334        119,249
   1/31/1999         145,881         115,014          119,477        120,833
   2/28/1999         136,705         103,947          108,547        111,046
   3/31/1999         147,149         108,645          112,413        112,780
   4/30/1999         148,518         112,888          122,341        122,886
   5/31/1999         145,770         113,503          122,534        124,681
   6/30/1999         167,607         124,127          128,989        130,319
   7/31/1999         162,645         123,688          125,000        126,743
   8/31/1999         167,395         121,954          120,325        122,053
   9/30/1999         176,568         126,375          122,646        122,079
  10/31/1999         199,239         133,743          125,788        122,574
  11/30/1999         220,339         150,618          139,088        129,892
  12/31/1999         271,920         180,988          163,603        144,596
   1/31/2000         266,971         179,104          162,080        142,274
   2/29/2000         363,481         231,579          199,791        165,769
   3/31/2000         315,393         213,402          178,789        154,840
   4/30/2000         290,067         187,021          160,738        145,522
   5/31/2000         250,821         171,731          146,663        137,041
   6/30/2000         280,568         201,975          165,609        148,987
   7/31/2000         251,782         188,834          151,416        144,193
   8/31/2000         293,980         209,143          167,343        155,196
   9/30/2000         284,602         198,786          159,030        150,634
  10/31/2000         256,740         183,871          146,121        143,910
  11/30/2000         190,475         152,559          119,590        129,137
  12/31/2000         222,551         166,052          126,908        140,228
   1/31/2001         212,470         171,112          137,180        147,529
   2/28/2001         165,408         149,206          118,376        137,849
   3/31/2001         140,894         134,714          107,613        131,106
   4/30/2001         166,734         149,258          120,788        141,362
   5/31/2001         162,132         153,303          123,586        144,837
   6/30/2001         166,072         157,168          126,956        149,838
   7/31/2001         142,639         148,407          116,125        141,727
   8/31/2001         126,550         139,621          108,873        137,150
   9/30/2001          99,126         117,830           91,306        118,688
  10/31/2001         110,575         126,465          100,090        125,633
  11/30/2001         118,990         136,265          108,445        135,359
  12/31/2001         123,702         144,519          115,196        143,714
   1/31/2002         117,752         140,149          111,098        142,219
   2/28/2002         103,045         131,668          103,908        138,322
   3/31/2002         109,444         142,433          112,939        149,439
   4/30/2002         105,405         138,675          110,496        150,801
   5/31/2002         100,357         133,112          104,035        144,108
   6/30/2002          91,716         123,221           95,213        136,958
   7/31/2002          78,692         105,745           80,579        116,273
   8/31/2002          77,795         105,592           80,542        115,977
   9/30/2002          71,284          99,188           74,724        107,648
  10/31/2002          75,889         103,420           78,504        111,099
  11/30/2002          80,267         112,083           86,286        121,014
  12/31/2002          72,297         104,595           80,336        114,276
   1/31/2003          69,940         101,833           78,153        111,114
   2/28/2003          69,045          98,659           76,069        107,756
   3/31/2003          68,368         100,694           77,221        109,144
   4/30/2003          75,554         109,016           84,529        119,492
   5/31/2003          83,970         120,133           94,055        132,316
   6/30/2003          85,658         124,204           95,867        134,710
   7/31/2003          91,611         131,466          103,115        143,139
   8/31/2003          98,913         138,438          108,653        149,702
   9/30/2003          96,440         135,037          105,903        146,938
  10/31/2003         104,415         147,289          115,051        159,278
  11/30/2003         107,892         151,211          118,802        164,930
  12/31/2003         103,631         151,426          119,334        168,276
   1/31/2004         111,040         158,511          125,603        175,587
   2/29/2004         106,665         157,915          125,408        177,161
   3/31/2004         106,217         156,824          125,994        178,812
   4/30/2004         101,618         149,160          119,670        169,696
   5/31/2004         104,870         152,272          122,050        172,397
   6/30/2004         109,023         156,613          126,111        179,657
   7/31/2004          99,025         142,796          114,792        167,560
   8/31/2004          94,757         138,170          112,320        166,699
   9/30/2004         100,594         146,064          118,531        174,525
  10/31/2004         101,942         150,159          121,411        177,960
  11/30/2004         107,784         160,674          131,674        193,396
  12/31/2004         113,399         167,766          136,406        199,120
   1/31/2005         111,494         161,416          130,261        190,812
   2/28/2005         113,512         164,605          132,049        194,044
   3/31/2005         110,254         159,074          127,096        188,490
   4/30/2005         104,532         150,187          119,007        177,695
   5/31/2005         111,943         160,140          127,398        189,325
   6/30/2005         117,216         165,737          131,517        196,628
   7/31/2005         124,847         175,850          140,710        209,085
   8/31/2005         123,161         172,813          138,727        205,209
   9/30/2005         124,393         173,752          139,826        205,852
  10/31/2005         118,783         167,867          134,659        199,461
  11/30/2005         125,850         176,867          142,283        209,144
  12/31/2005         125,511         176,718          142,071        208,188
   1/31/2006         140,446         191,121          155,775        226,857
   2/28/2006         138,873         190,374          154,945        226,232
   3/31/2006         146,734         198,307          162,475        237,208
   4/30/2006         146,616         198,975          162,006        237,169
   5/31/2006         137,526         186,594          150,605        223,850
   6/30/2006         135,614         185,040          150,696        225,289
   7/31/2006         129,105         174,949          142,868        217,959
   8/31/2006         133,146         178,473          147,052        224,412
   9/30/2006         134,717         180,804          148,048        226,280
  10/31/2006         141,682         188,972          157,641        239,309
  11/30/2006         143,708         195,344          161,415        245,604
  12/31/2006         143,478         195,545          161,031        246,426
   1/31/2007         148,528         200,474          164,027        250,550
   2/28/2007         150,103         200,093          163,508        248,562
   3/31/2007         151,784         202,191          165,018        251,223
   4/30/2007         157,172         208,025          169,344        255,735
   5/31/2007         166,147         217,572          177,074        266,222
   6/30/2007         167,493         217,008          176,054        262,315
   7/31/2007         161,882         209,090          166,913        244,374
   8/31/2007         167,499         211,877          171,111        249,913
   9/30/2007         178,169         220,129          176,082        254,202


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin: 1/2/98
 TOTAL NET ASSETS | $1,076.6 million

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Russell 2000 Value Index, for the fiscal year ended September 30, 2007. Strong stock selection combined with mergers and acquisitions activity and our tilt toward companies and sectors well positioned to benefit from solid global economic growth drove the Fund's performance. All major sectors produced positive returns for the period, with notable performance from the financial services stocks we selected, which avoided major problems related to the subprime mortgage crisis.

Materials and processing and the technology sectors were the strongest performers for the Fund. Although basic materials stocks were among the best performers in the small cap universe during the period, our emphasis on such industrial commodity suppliers as Chaparral Steel, Reliance Steel & Aluminum and other holdings led to a strong return from this sector. In technology, our stock selection drove results, with notable performance from CommScope and Anixter International, which benefited from strong network infrastructure spending. Also, four of our technology holdings agreed to be merged or acquired during the year.

Given their small weight in the Portfolio, automotive and transportation, utilities and consumer staples made the smallest positive contribution. Stock selection within the transportation sector was modestly disappointing, as Celadon Group and Marten Transport declined due to slower US economic growth prospects.

Strong performance in materials and processing stocks led us to take profits in this sector, reducing the Fund's overweight position. For most of the fiscal year the Fund was underweight consumer discretionary stocks. This sector broadly underperformed during the fiscal year, and we selectively added to positions near the end of the period. Mergers and acquisitions activity also resulted in modest changes in sector weightings.

Early in the year, we reduced the Fund's financial services holdings--banks in particular--as we reinforced our conservative stance in light of the flat yield curve and aggressive lending standards prevailing at the time. We also reduced the Fund's REIT holdings, as valuations were no longer compelling and mergers and acquisitions activity in the sector seemed likely to slow.

OUTLOOK
The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out, and companies with strong earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have remained vigorous, all of which sets the stage for a respectable period for equities as 2008 unfolds. In the near term, we expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                        SINCE
                    1 YEAR    5 YEARS   10 YEARS   INCEPTION(a)(b)
                   ------------------------------------------------
                    LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                   17.02%      18.61%    10.20          15.03%
                   ------------------------------------------------
                    LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                   16.74       18.31      9.91          14.84
                   ------------------------------------------------
                    LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                   16.41       18.01      9.58          14.48
                   ------------------------------------------------
                    RUSSELL 2000 VALUE INDEX(c)
                    6.09       18.70     10.07          14.22
                   ------------------------------------------------
                    RUSSELL 2000 INDEX(c)
                   12.34       18.75      7.22          11.46
                   ------------------------------------------------
                    LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                   15.02       18.09      8.21            N/A
                   ------------------------------------------------

                             GROSS EXPENSE RATIO (before reductions and reimbursements)*
                            Institutional: 0.90%    Retail: 1.20%           Admin: 1.46%
                            ---------------------------------------------------------------------
                             NET EXPENSE RATIO (after reductions and reimbursements)*
                            Institutional: 0.90%    Retail: 1.15%           Admin: 1.40%
                            ---------------------------------------------------------------------

 * As stated in the most recent prospectus



CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007(d)(e)

                                     [CHART]

                 Loomis
                 Sayles       Lipper Small       Russell
                 Small Cap   -Cap Core Funds    2000 Value        Russell
                Value Fund   Index(a)(b)(c)     Index(a)(c)    2000 Index(a)(c)
                ----------   --------------    ------------    ----------------
   5/13/1991      $100,000                       $100,000           $100,000
   5/31/1991       102,200                        104,691            104,767
   6/30/1991        98,603                         99,789             98,661
   7/31/1991       106,402                        102,381            102,123
   8/31/1991       114,499                        105,488            105,903
   9/30/1991       114,602                        105,611            106,733
  10/31/1991       116,906                        106,811            109,555
  11/30/1991       114,007                        102,477            104,488
  12/31/1991       130,480       $100,000         109,121            112,855
   1/31/1992       143,750        106,378         118,250            122,000
   2/29/1992       151,800        109,427         123,890            125,558
   3/31/1992       143,649        105,725         122,542            121,309
   4/30/1992       136,337        102,146         120,845            117,059
   5/31/1992       136,541        101,930         124,131            118,615
   6/30/1992       124,635         98,333         120,111            113,006
   7/31/1992       128,087        101,022         124,636            116,938
   8/31/1992       123,912         99,368         122,207            113,638
   9/30/1992       125,275         99,851         124,514            116,259
  10/31/1992       129,246        103,578         127,420            119,954
  11/30/1992       141,576        110,820         135,304            129,133
  12/31/1992       147,621        115,026         140,915            133,632
   1/31/1993       154,382        118,409         148,392            138,155
   2/28/1993       150,832        115,704         148,985            134,964
   3/31/1993       157,136        118,864         154,636            139,343
   4/30/1993       153,129        114,981         150,920            135,518
   5/31/1993       159,668        119,286         155,667            141,515
   6/30/1993       160,466        120,206         157,142            142,398
   7/31/1993       164,366        121,322         159,840            144,364
   8/31/1993       173,192        124,960         166,089            150,600
   9/30/1993       181,107        126,979         170,067            154,850
  10/31/1993       186,033        129,668         173,958            158,836
  11/30/1993       178,927        126,466         169,426            153,608
  12/31/1993       184,062        130,135         174,415            158,860
   1/31/1994       187,964        133,575         180,640            163,841
   2/28/1994       185,107        133,322         180,117            163,248
   3/31/1994       174,426        128,136         172,034            154,629
   4/30/1994       172,473        127,918         173,729            155,548
   5/31/1994       169,868        128,241         173,480            153,802
   6/30/1994       165,825        124,078         168,954            148,579
   7/31/1994       166,738        125,868         172,076            151,020
   8/31/1994       174,558        131,665         178,849            159,435
   9/30/1994       174,435        131,900         176,951            158,902
  10/31/1994       173,267        132,587         173,713            158,274
  11/30/1994       166,371        129,228         166,705            151,882
  12/31/1994       168,800        130,347         171,722            155,963
   1/31/1995       169,323        131,692         170,880            153,995
   2/28/1995       175,893        136,935         177,203            160,401
   3/31/1995       180,096        139,835         178,080            163,164
   4/30/1995       180,619        142,185         183,375            166,792
   5/31/1995       184,303        143,911         187,303            169,659
   6/30/1995       189,298        149,643         193,703            178,461
   7/31/1995       201,905        157,915         200,770            188,740
   8/31/1995       211,617        163,166         206,735            192,645
   9/30/1995       215,553        165,959         209,821            196,085
  10/31/1995       204,387        160,089         201,441            187,316
  11/30/1995       214,239        164,875         209,447            195,186
  12/31/1995       222,958        170,421         215,935            200,336
   1/31/1996       223,404        171,668         217,368            200,120
   2/29/1996       234,619        177,751         220,775            206,358
   3/31/1996       240,015        182,202         225,409            210,558
   4/30/1996       254,272        194,772         231,559            221,817
   5/31/1996       264,748        203,561         237,422            230,558
   6/30/1996       258,500        194,317         234,619            221,091
   7/31/1996       243,947        178,534         222,146            201,780
   8/31/1996       256,168        187,634         231,784            213,495
   9/30/1996       264,827        195,523         238,112            221,839
  10/31/1996       268,720        191,863         240,873            218,420
  11/30/1996       281,565        198,795         253,835            227,419
  12/31/1996       290,856        202,304         262,075            233,380
   1/31/1997       296,033        206,814         266,104            238,044
   2/28/1997       292,185        201,403         268,630            232,272
   3/31/1997       285,815        191,245         261,425            221,312
   4/30/1997       283,129        191,297         265,269            221,929
   5/31/1997       313,905        211,698         286,388            246,618
   6/30/1997       328,627        223,668         300,881            257,187
   7/31/1997       347,457        237,128         313,510            269,155
   8/31/1997       354,719        242,928         318,487            275,313
   9/30/1997       375,860        261,159         339,665            295,465
  10/31/1997       364,021        250,761         330,430            282,485
  11/30/1997       362,674        247,548         334,051            280,658
  12/31/1997       366,409        247,282         345,374            285,570
   1/31/1998       358,348        243,664         339,125            281,064
   2/28/1998       383,720        261,855         359,627            301,846
   3/31/1998       400,833        274,198         374,214            314,295
   4/30/1998       399,070        276,836         376,063            316,034
   5/31/1998       381,950        262,465         362,750            299,014
   6/30/1998       377,023        261,524         360,701            299,643
   7/31/1998       352,629        242,656         332,448            275,385
   8/31/1998       292,224        195,759         280,384            221,911
   9/30/1998       306,981        203,993         296,218            239,277
  10/31/1998       323,128        212,366         305,014            249,036
  11/30/1998       341,417        224,207         313,270            262,084
  12/31/1998       362,449        238,290         323,093            278,302
   1/31/1999       345,450        236,503         315,760            282,000
   2/28/1999       321,061        217,184         294,201            259,160
   3/31/1999       321,254        218,170         291,774            263,206
   4/30/1999       347,436        232,906         318,410            286,791
   5/31/1999       354,419        237,725         328,197            290,980
   6/30/1999       370,794        251,463         340,080            304,138
   7/31/1999       366,196        250,089         332,009            295,793
   8/31/1999       354,001        240,919         319,873            284,846
   9/30/1999       346,213        240,732         313,478            284,908
  10/31/1999       342,820        242,827         307,205            286,062
  11/30/1999       349,951        258,481         308,797            303,142
  12/31/1999       363,774        286,363         318,285            337,458
   1/31/2000       350,278        280,860         309,962            332,039
   2/29/2000       375,043        320,461         328,907            386,870
   3/31/2000       396,308        315,903         330,449            361,364
   4/30/2000       397,140        298,337         332,405            339,619
   5/31/2000       380,142        285,654         327,333            319,825
   6/30/2000       392,611        310,851         336,897            347,705
   7/31/2000       399,168        301,188         348,122            336,518
   8/31/2000       424,116        328,020         363,686            362,194
   9/30/2000       417,754        319,591         361,624            351,549
  10/31/2000       425,524        309,977         360,340            335,856
  11/30/2000       411,865        279,108         353,005            301,380
  12/31/2000       448,109        306,218         390,935            327,263
   1/31/2001       460,566        317,118         401,726            344,302
   2/28/2001       448,776        296,974         401,171            321,711
   3/31/2001       432,620        282,934         394,737            305,974
   4/30/2001       456,414        305,475         413,008            329,910
   5/31/2001       469,741        316,608         423,628            338,019
   6/30/2001       488,061        326,398         440,673            349,691
   7/31/2001       490,892        318,836         430,791            330,762
   8/31/2001       485,198        309,914         429,298            320,079
   9/30/2001       433,912        269,307         381,908            276,992
  10/31/2001       449,186        285,306         391,883            293,202
  11/30/2001       476,541        306,508         420,042            315,901
  12/31/2001       510,233        328,037         445,759            335,399
   1/31/2002       509,519        324,150         451,676            331,911
   2/28/2002       513,900        315,495         454,426            322,814
   3/31/2002       543,758        339,737         488,458            348,760
   4/30/2002       545,226        341,406         505,653            351,938
   5/31/2002       535,194        328,681         488,929            336,318
   6/30/2002       517,319        310,271         478,104            319,631
   7/31/2002       449,808        268,099         407,068            271,357
   8/31/2002       457,140        269,520         405,259            270,666
   9/30/2002       422,672        250,441         376,311            251,228
  10/31/2002       429,773        259,342         381,972            259,283
  11/30/2002       451,304        278,480         412,454            282,423
  12/31/2002       442,730        264,951         394,831            266,698
   1/31/2003       431,219        257,203         383,714            259,316
   2/28/2003       421,904        249,172         370,815            251,481
   3/31/2003       423,128        251,276         374,775            254,719
   4/30/2003       457,867        272,199         410,373            278,871
   5/31/2003       486,483        296,112         452,274            308,797
   6/30/2003       496,748        302,929         459,937            314,386
   7/31/2003       515,823        318,463         482,874            334,057
   8/31/2003       535,373        332,265         501,216            349,373
   9/30/2003       521,935        325,049         495,467            342,924
  10/31/2003       565,204        350,592         535,868            371,722
  11/30/2003       581,651        363,222         556,438            384,913
  12/31/2003       595,611        373,322         576,561            392,722
   1/31/2004       609,191        385,150         596,497            409,784
   2/29/2004       621,009        391,852         608,047            413,458
   3/31/2004       631,318        396,101         616,456            417,311
   4/30/2004       609,474        382,487         584,576            396,035
   5/31/2004       614,228        385,816         591,632            402,338
   6/30/2004       641,561        402,286         621,681            419,282
   7/31/2004       614,936        381,089         593,102            391,050
   8/31/2004       623,730        377,755         598,920            389,041
   9/30/2004       646,309        396,540         622,610            407,304
  10/31/2004       652,578        403,034         632,282            415,322
  11/30/2004       697,214        434,862         688,389            451,346
  12/31/2004       725,661        441,891         704,820            464,706
   1/31/2005       701,714        429,079         677,555            445,317
   2/28/2005       716,450        439,104         691,009            452,860
   3/31/2005       706,133        428,047         676,783            439,896
   4/30/2005       671,391        404,934         641,872            414,704
   5/31/2005       701,402        426,635         681,020            441,846
   6/30/2005       727,284        441,175         711,135            458,889
   7/31/2005       770,121        467,394         751,599            487,962
   8/31/2005       756,798        463,075         734,343            478,915
   9/30/2005       762,626        467,493         733,130            480,417
  10/31/2005       743,712        453,141         714,716            465,500
  11/30/2005       771,527        473,848         743,709            488,098
  12/31/2005       770,987        475,286         738,000            485,868
   1/31/2006       833,746        511,500         799,026            529,437
   2/28/2006       836,497        508,119         798,972            527,979
   3/31/2006       870,208        530,500         837,670            553,595
   4/30/2006       873,863        534,486         839,910            553,505
   5/31/2006       845,724        508,686         805,131            522,420
   6/30/2006       848,177        505,230         815,021            525,779
   7/31/2006       820,950        488,072         803,718            508,671
   8/31/2006       836,548        497,727         827,742            523,731
   9/30/2006       847,842        500,052         835,821            528,091
  10/31/2006       879,042        524,245         878,362            558,498
  11/30/2006       904,447        539,530         903,408            573,189
  12/31/2006       912,135        540,402         911,278            575,108
   1/31/2007       934,208        550,058         924,929            584,732
   2/28/2007       938,319        551,294         913,569            580,092
   3/31/2007       953,144        557,369         924,595            586,303
   4/30/2007       973,827        573,275         934,189            596,834
   5/31/2007     1,021,058        598,020         968,442            621,308
   6/30/2007     1,005,538        591,969         945,869            612,189
   7/31/2007       948,624        560,947         865,363            570,319
   8/31/2007       970,727        563,122         882,702            583,245
   9/30/2007       992,083        575,141         886,687            593,257

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 9 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]

Mark Shank
Manager since June 2003

[PHOTO]


                              DAVID SOWERBY, CFA
                           Manager since August 2005

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of US federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 TOTAL NET ASSETS | $6.7 million

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the S&P 500 Index, for most of the fiscal year ended September 30, 2007, although in the closing quarter some of our selections in healthcare and our allocation to short-term reserves hurt its performance results for the full year.

Sector allocations were positive and added to the Fund's performance. Specifically, we overweighted industrials, information technology and materials (three of the five best-performing sectors) and underweighted financials, the weakest sector in the market during the period. Our weighting in energy was roughly the same as the Benchmark, and this was the market's best-performing sector.

During the 12-month period we increased the Fund's weightings in industrials and information technology, due to their attractive valuations and strong earnings growth. We invested in industrial stocks, such as Boeing, Joy Global, Eaton and Terex. In technology we added Broadridge Financial Solutions and Dell, as well as building our existing position in Corning. In turn, we reduced the Fund's exposure to healthcare on earnings concerns, selling Caremark, Medtronic and Perrigo. In addition, we reduced the Fund's positions in financial stocks exposed to subprime mortgages by selling Bank of America and Bear Stearns. In the case of Bear Stearns, the firm's relatively large exposure to the collaterized debt market, including CDOs (Collaterized Debt Obligations), prompted our sale in May, 2007. We maintained our position in Goldman Sachs, which remains one of the Fund's largest individual holdings.

Industrials, energy and information technology had the greatest impact on Fund performance. In addition to our favorable weightings, the Fund benefited from good stock selection, as Cisco Systems, ConocoPhillips, ExxonMobil and GlobalSantaFe each appreciated substantially.

The healthcare, consumer discretionary and telecommunication services sectors had the smallest impact on the Fund's performance. Healthcare was the only sector that posted a negative total return. Poor stock selection and a slight overweight contributed to the overall negative effect. Although our consumer discretionary and telecommunication services stocks posted healthy gains, our underweights in these sectors diluted the impact.

OUTLOOK
The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out, and companies with good earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have held up well. Taken together, these facts should set the stage for a favorable run for stock prices as 2008 unfolds. We expect the stocks of companies that benefit from corporate capital spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED September 30, 2007

                                              SINCE              SINCE
           1 YEAR    5 YEARS  10 YEARS  REGISTRATION(a)(b)  INCEPTION(a)(b)
          ------------------------------------------------------------------
           LOOMIS SAYLES TAX MANAGED EQUITY: INSTITUTIONAL
          15.93%      12.55%    9.14%          9.75%             10.61%
          ------------------------------------------------------------------
           RETURN AFTER TAXES ON DISTRIBUTIONS(c)
          15.62       12.29     6.16           6.91               8.05
          ------------------------------------------------------------------
           RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(c)
          10.33       10.85     6.18           6.84               7.85
          ------------------------------------------------------------------
           S&P 500 INDEX(c)
          16.44       15.45     6.57           8.13              10.16
          ------------------------------------------------------------------
           LIPPER LARGE-CAP CORE FUNDS INDEX(c)
          16.34       13.56     5.69           7.23               8.88
          ------------------------------------------------------------------
           GROSS EXPENSE RATIO (before reductions and reimbursements)*
          Institutional: 1.64%
          ------------------------------------------------------------------
           NET EXPENSE RATIO (after reductions and reimbursements)*
          Institutional: 0.65%
          ------------------------------------------------------------------

 * As stated in the most recent prospectus



CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2007(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
            Managed Equity Fund   S&P 500 Index(b)(c)    Core Funds Index(b)(c)
            -------------------   ------------------     ----------------------
 3/7/1997         $25,000              $25,000                   $25,000
 3/31/1997         23,940               23,973                    23,930
 4/30/1997         25,001               25,404                    25,255
 5/31/1997         26,041               26,951                    26,788
 6/30/1997         26,468               28,158                    27,950
 7/31/1997         28,508               30,399                    30,157
 8/31/1997         27,225               28,696                    28,623
 9/30/1997         28,184               30,267                    30,096
10/31/1997         27,268               29,256                    29,168
11/30/1997         27,390               30,611                    30,121
12/31/1997         27,062               31,136                    30,668
 1/31/1998         27,503               31,481                    30,971
 2/28/1998         29,533               33,751                    33,166
 3/31/1998         31,012               35,480                    34,806
 4/30/1998         31,629               35,837                    35,159
 5/31/1998         30,725               35,221                    34,559
 6/30/1998         31,674               36,651                    36,200
 7/31/1998         31,918               36,261                    35,908
 8/31/1998         27,261               31,018                    30,534
 9/30/1998         29,998               33,005                    32,051
10/31/1998         31,255               35,690                    34,455
11/30/1998         32,755               37,853                    36,505
12/31/1998         36,322               40,035                    38,928
 1/31/1999         37,525               41,709                    40,290
 2/28/1999         36,264               40,412                    39,045
 3/31/1999         38,316               42,029                    40,616
 4/30/1999         39,431               43,657                    41,704
 5/31/1999         38,844               42,626                    40,598
 6/30/1999         41,396               44,992                    42,863
 7/31/1999         41,189               43,587                    41,606
 8/31/1999         40,691               43,371                    41,181
 9/30/1999         39,486               42,182                    40,065
10/31/1999         40,015               44,852                    42,520
11/30/1999         40,279               45,763                    43,563
12/31/1999         43,063               48,459                    46,461
 1/31/2000         41,775               46,024                    44,582
 2/29/2000         43,993               45,153                    44,568
 3/31/2000         48,296               49,570                    48,443
 4/30/2000         48,296               48,079                    46,861
 5/31/2000         48,962               47,092                    45,667
 6/30/2000         48,252               48,253                    47,339
 7/31/2000         47,321               47,499                    46,601
 8/31/2000         51,045               50,449                    49,816
 9/30/2000         49,494               47,786                    47,163
10/31/2000         49,449               47,584                    46,617
11/30/2000         48,208               43,832                    42,517
12/31/2000         50,556               44,047                    43,037
 1/31/2001         48,442               45,609                    44,256
 2/28/2001         47,304               41,451                    40,138
 3/31/2001         45,785               38,825                    37,674
 4/30/2001         47,411               41,842                    40,537
 5/31/2001         47,790               42,122                    40,765
 6/30/2001         45,998               41,097                    39,682
 7/31/2001         45,510               40,692                    39,107
 8/31/2001         43,667               38,145                    36,804
 9/30/2001         41,606               35,065                    34,011
10/31/2001         42,309               35,733                    34,812
11/30/2001         43,828               38,474                    37,093
12/31/2001         44,648               38,811                    37,514
 1/31/2002         44,259               38,245                    36,922
 2/28/2002         44,096               37,507                    36,303
 3/31/2002         46,195               38,918                    37,539
 4/30/2002         45,423               36,559                    35,576
 5/31/2002         45,201               36,289                    35,317
 6/30/2002         42,773               33,704                    32,878
 7/31/2002         39,903               31,078                    30,434
 8/31/2002         39,740               31,281                    30,685
 9/30/2002         37,423               27,881                    27,705
10/31/2002         38,804               30,335                    29,857
11/30/2002         39,964               32,121                    31,191
12/31/2002         38,873               30,234                    29,548
 1/31/2003         37,652               29,442                    28,772
 2/28/2003         37,430               29,000                    28,391
 3/31/2003         37,542               29,282                    28,630
 4/30/2003         39,926               31,694                    30,740
 5/31/2003         41,867               33,363                    32,229
 6/30/2003         41,921               33,789                    32,548
 7/31/2003         42,642               34,385                    33,061
 8/31/2003         43,474               35,055                    33,700
 9/30/2003         42,474               34,683                    33,264
10/31/2003         44,360               36,645                    34,892
11/30/2003         44,750               36,968                    35,185
12/31/2003         46,804               38,906                    36,877
 1/31/2004         47,998               39,620                    37,398
 2/29/2004         48,962               40,171                    37,840
 3/31/2004         48,678               39,565                    37,247
 4/30/2004         47,997               38,944                    36,668
 5/31/2004         48,222               39,478                    37,041
 6/30/2004         49,414               40,246                    37,704
 7/31/2004         47,373               38,914                    36,369
 8/31/2004         47,089               39,071                    36,392
 9/30/2004         48,167               39,495                    36,809
10/31/2004         48,282               40,098                    37,307
11/30/2004         50,325               41,720                    38,723
12/31/2004         51,351               43,140                    39,934
 1/31/2005         51,069               42,089                    39,031
 2/28/2005         51,810               42,974                    39,759
 3/31/2005         50,841               42,213                    39,031
 4/30/2005         49,417               41,413                    38,162
 5/31/2005         50,727               42,730                    39,397
 6/30/2005         50,498               42,791                    39,532
 7/31/2005         52,493               44,382                    40,938
 8/31/2005         51,811               43,977                    40,563
 9/30/2005         52,381               44,334                    41,032
10/31/2005         51,296               43,595                    40,540
11/30/2005         52,948               45,243                    42,093
12/31/2005         53,213               45,259                    42,217
 1/31/2006         54,703               46,457                    43,399
 2/28/2006         55,217               46,584                    43,205
 3/31/2006         56,018               47,163                    43,986
 4/30/2006         56,533               47,797                    44,443
 5/31/2006         54,984               46,421                    43,096
 6/30/2006         54,984               46,484                    43,132
 7/31/2006         55,842               46,771                    42,985
 8/31/2006         56,931               47,884                    44,051
 9/30/2006         58,303               49,118                    44,982
10/31/2006         59,626               50,718                    46,480
11/30/2006         60,437               51,682                    47,388
12/31/2006         61,416               52,407                    47,868
 1/31/2007         62,976               53,200                    48,645
 2/28/2007         61,301               52,160                    47,804
 3/31/2007         62,049               52,743                    48,282
 4/30/2007         63,954               55,079                    50,294
 5/31/2007         65,744               57,001                    52,008
 6/30/2007         65,455               56,054                    51,378
 7/31/2007         63,492               54,316                    49,932
 8/31/2007         64,012               55,130                    50,504
 9/30/2007         67,590               57,192                    52,330


 INCEPTION TO SEPTEMBER 30, 2007(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
             Managed Equity Fund   S&P 500 Index(b)(c)   Core Funds Index(b)(c)
             -------------------   -------------------   ---------------------
10/1/1995         $25,000                $25,000                $25,000
10/31/1995         24,500                 24,911                 24,884
11/30/1995         25,100                 26,004                 25,856
12/31/1995         25,105                 26,505                 26,247
 1/31/1996         25,080                 27,407                 27,019
 2/29/1996         25,532                 27,661                 27,348
 3/31/1996         25,532                 27,928                 27,597
 4/30/1996         26,109                 28,339                 27,998
 5/31/1996         26,511                 29,070                 28,557
 6/30/1996         26,336                 29,181                 28,598
 7/31/1996         24,882                 27,892                 27,430
 8/31/1996         25,708                 28,480                 28,053
 9/30/1996         27,060                 30,083                 29,507
10/31/1996         27,712                 30,913                 30,094
11/30/1996         29,716                 33,250                 32,045
12/31/1996         29,024                 32,591                 31,454
 1/31/1997         30,843                 34,627                 33,174
 2/28/1997         30,591                 34,898                 33,134
 3/31/1997         29,707                 33,464                 31,715
 4/30/1997         31,022                 35,462                 33,472
 5/31/1997         32,313                 37,621                 35,503
 6/30/1997         32,843                 39,307                 37,043
 7/31/1997         35,375                 42,434                 39,969
 8/31/1997         33,783                 40,057                 37,935
 9/30/1997         34,972                 42,251                 39,888
10/31/1997         33,836                 40,840                 38,658
11/30/1997         33,988                 42,730                 39,921
12/31/1997         33,580                 43,464                 40,646
 1/31/1998         34,128                 43,945                 41,047
 2/28/1998         36,646                 47,114                 43,957
 3/31/1998         38,482                 49,527                 46,131
 4/30/1998         39,248                 50,025                 46,598
 5/31/1998         38,126                 49,165                 45,802
 6/30/1998         39,304                 51,162                 47,978
 7/31/1998         39,606                 50,618                 47,591
 8/31/1998         33,828                 43,299                 40,468
 9/30/1998         37,224                 46,073                 42,479
10/31/1998         38,784                 49,821                 45,666
11/30/1998         40,645                 52,841                 48,381
12/31/1998         45,072                 55,885                 51,594
 1/31/1999         46,563                 58,222                 53,398
 2/28/1999         44,999                 56,413                 51,749
 3/31/1999         47,546                 58,670                 53,831
 4/30/1999         48,929                 60,942                 55,273
 5/31/1999         48,200                 59,503                 53,807
 6/30/1999         51,367                 62,805                 56,809
 7/31/1999         51,110                 60,844                 55,142
 8/31/1999         50,492                 60,543                 54,580
 9/30/1999         48,997                 58,883                 53,101
10/31/1999         49,654                 62,609                 56,354
11/30/1999         49,982                 63,882                 57,737
12/31/1999         53,435                 67,645                 61,577
 1/31/2000         51,838                 64,246                 59,087
 2/29/2000         54,590                 63,030                 59,068
 3/31/2000         59,929                 69,196                 64,204
 4/30/2000         59,929                 67,114                 62,108
 5/31/2000         60,756                 65,737                 60,526
 6/30/2000         59,875                 67,358                 62,741
 7/31/2000         58,720                 66,305                 61,763
 8/31/2000         63,341                 70,423                 66,024
 9/30/2000         61,415                 66,705                 62,508
10/31/2000         61,360                 66,423                 61,784
11/30/2000         59,820                 61,187                 56,350
12/31/2000         62,733                 61,486                 57,040
 1/31/2001         60,111                 63,667                 58,655
 2/28/2001         58,698                 57,862                 53,196
 3/31/2001         56,814                 54,197                 49,931
 4/30/2001         58,831                 58,408                 53,725
 5/31/2001         59,302                 58,800                 54,028
 6/30/2001         57,078                 57,368                 52,593
 7/31/2001         56,473                 56,804                 51,831
 8/31/2001         54,186                 53,248                 48,779
 9/30/2001         51,628                 48,948                 45,077
10/31/2001         52,500                 49,881                 46,139
11/30/2001         54,385                 53,707                 49,161
12/31/2001         55,402                 54,178                 49,719
 1/31/2002         54,920                 53,387                 48,935
 2/28/2002         54,717                 52,358                 48,115
 3/31/2002         57,322                 54,327                 49,752
 4/30/2002         56,364                 51,033                 47,150
 5/31/2002         56,088                 50,657                 46,807
 6/30/2002         53,076                 47,049                 43,575
 7/31/2002         49,515                 43,382                 40,336
 8/31/2002         49,312                 43,666                 40,668
 9/30/2002         46,437                 38,920                 36,719
10/31/2002         48,150                 42,346                 39,572
11/30/2002         49,590                 44,838                 41,338
12/31/2002         48,236                 42,204                 39,162
 1/31/2003         46,722                 41,099                 38,134
 2/28/2003         46,446                 40,482                 37,628
 3/31/2003         46,585                 40,875                 37,945
 4/30/2003         49,544                 44,242                 40,741
 5/31/2003         51,951                 46,573                 42,715
 6/30/2003         52,019                 47,167                 43,137
 7/31/2003         52,914                 47,999                 43,817
 8/31/2003         53,945                 48,935                 44,665
 9/30/2003         52,705                 48,415                 44,087
10/31/2003         55,045                 51,154                 46,244
11/30/2003         55,529                 51,604                 46,633
12/31/2003         58,078                 54,310                 48,876
 1/31/2004         59,559                 55,307                 49,566
 2/29/2004         60,756                 56,076                 50,151
 3/31/2004         60,404                 55,230                 49,366
 4/30/2004         59,558                 54,363                 48,599
 5/31/2004         59,838                 55,109                 49,093
 6/30/2004         61,316                 56,181                 49,971
 7/31/2004         58,784                 54,321                 48,201
 8/31/2004         58,431                 54,541                 48,233
 9/30/2004         59,769                 55,132                 48,785
10/31/2004         59,912                 55,974                 49,445
11/30/2004         62,447                 58,239                 51,322
12/31/2004         63,721                 60,220                 52,926
 1/31/2005         63,370                 58,753                 51,730
 2/28/2005         64,289                 59,989                 52,695
 3/31/2005         63,087                 58,927                 51,730
 4/30/2005         61,320                 57,809                 50,578
 5/31/2005         62,945                 59,649                 52,215
 6/30/2005         62,662                 59,733                 52,394
 7/31/2005         65,137                 61,955                 54,257
 8/31/2005         64,291                 61,389                 53,760
 9/30/2005         64,998                 61,887                 54,382
10/31/2005         63,652                 60,855                 53,730
11/30/2005         65,702                 63,157                 55,788
12/31/2005         66,030                 63,178                 55,952
 1/31/2006         67,879                 64,851                 57,519
 2/28/2006         68,517                 65,027                 57,262
 3/31/2006         69,511                 65,837                 58,296
 4/30/2006         70,150                 66,721                 58,902
 5/31/2006         68,228                 64,800                 57,118
 6/30/2006         68,228                 64,888                 57,166
 7/31/2006         69,293                 65,289                 56,970
 8/31/2006         70,644                 66,842                 58,383
 9/30/2006         72,346                 68,564                 59,617
10/31/2006         73,989                 70,799                 61,602
11/30/2006         74,995                 72,145                 62,806
12/31/2006         76,210                 73,157                 63,443
 1/31/2007         78,145                 74,263                 64,471
 2/28/2007         76,067                 72,811                 63,357
 3/31/2007         76,995                 73,625                 63,991
 4/30/2007         79,358                 76,887                 66,657
 5/31/2007         81,581                 79,570                 68,929
 6/30/2007         81,222                 78,248                 68,094
 7/31/2007         78,785                 75,822                 66,177
 8/31/2007         79,431                 76,958                 66,936
 9/30/2007         83,871                 79,836                 69,356

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 9 for a description of the Indices and disclosure related to after-tax returns.
(d) The mountain chart is based on the Fund's initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. A commonly used benchmark of US equity securities, it is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2007 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2007 through September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES MID CAP GROWTH FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/07        9/30/07    4/1/07 - 9/30/07
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $1,190.40        $5.49
Hypothetical (5% return before expenses)   $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                     $1,000.00     $1,189.20        $6.86
Hypothetical (5% return before expenses)   $1,000.00     $1,018.80        $6.33

*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/07        9/30/07    4/1/07 - 9/30/07
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $1,173.80        $5.45
Hypothetical (5% return before expenses)   $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                     $1,000.00     $1,173.10        $6.81
Hypothetical (5% return before expenses)   $1,000.00     $1,018.80        $6.33

*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/07        9/30/07    4/1/07 - 9/30/07
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $1,040.90        $4.66
Hypothetical (5% return before expenses)   $1,000.00     $1,020.51        $4.61

Retail Class
------------
Actual                                     $1,000.00     $1,039.70        $5.88
Hypothetical (5% return before expenses)   $1,000.00     $1,019.30        $5.82

Admin Class
-----------
Actual                                     $1,000.00     $1,038.40        $7.15
Hypothetical (5% return before expenses)   $1,000.00     $1,018.05        $7.08

*Expenses are equal to the Fund's annualized expense ratio of 0.91%, 1.15% and 1.40% for the Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,089.30                  $3.40
Hypothetical (5% return before expenses)              $1,000.00               $1,021.81                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees, and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund's investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund's peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition each quarter the Trustees are provided with detailed statistical information about each Fund's portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2007. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by certain of the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by Adviser and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds'

Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies or (3) that the Fund's Adviser had taken or is taking steps designed to help improve the Fund's performance.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of advisory fee reductions and expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amount of expenses reduced or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense reductions. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2008.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES MID CAP GROWTH FUND

                                                          SHARES  VALUE (+)
---------------------------------------------------------------------------

COMMON STOCKS - 96.8% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 4.8%
BE Aerospace, Inc.(b)(c)                                  24,802 $1,030,027
Precision Castparts Corp.(b)                              10,760  1,592,265
                                                                 ----------
                                                                  2,622,292
                                                                 ----------
BIOTECHNOLOGY - 2.8%
Amylin Pharmaceuticals, Inc.(b)(c)                        12,840    642,000
Celgene Corp.(b)(c)                                       12,395    883,888
                                                                 ----------
                                                                  1,525,888
                                                                 ----------
CAPITAL MARKETS - 1.9%
BlackRock, Inc.(b)                                         5,903  1,023,639
                                                                 ----------
CHEMICALS - 4.8%
CF Industries Holdings, Inc.                              14,808  1,124,075
Mosaic Co. (The)(b)(c)                                    28,531  1,526,979
                                                                 ----------
                                                                  2,651,054
                                                                 ----------
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Stericycle, Inc.(b)(c)                                    30,584  1,748,181
                                                                 ----------
COMMUNICATIONS EQUIPMENT - 4.7%
Ciena Corp.(c)                                            20,175    768,264
Juniper Networks, Inc.(b)(c)                              28,410  1,040,090
Riverbed Technology, Inc.(b)(c)                           19,051    769,470
                                                                 ----------
                                                                  2,577,824
                                                                 ----------
CONSTRUCTION & ENGINEERING - 2.9%
Fluor Corp.(b)                                             5,665    815,647
Foster Wheeler Ltd.(c)                                     5,990    786,367
                                                                 ----------
                                                                  1,602,014
                                                                 ----------
DIVERSIFIED CONSUMER SERVICES - 1.4%
New Oriental Education & Technology Group, Inc., ADR(c)   11,449    762,045
                                                                 ----------
DIVERSIFIED FINANCIAL SERVICES - 4.8%
IntercontinentalExchange, Inc.(b)(c)                      10,970  1,666,343
Nymex Holdings, Inc.(b)                                    7,441    968,669
                                                                 ----------
                                                                  2,635,012
                                                                 ----------
ELECTRICAL EQUIPMENT - 5.1%
First Solar, Inc.(b)(c)                                    7,571    891,410
Roper Industries, Inc.(b)                                 16,888  1,106,164
SunPower Corp., Class A(b)(c)                              9,538    789,937
                                                                 ----------
                                                                  2,787,511
                                                                 ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
Mettler-Toledo International, Inc.(c)                     13,169  1,343,238
                                                                 ----------
ENERGY EQUIPMENT & SERVICES - 7.6%
Cameron International Corp.(b)(c)                         12,758  1,177,436
National-Oilwell Varco, Inc.(b)(c)                        11,146  1,610,597
Oceaneering International, Inc.(b)(c)                     18,216  1,380,773
                                                                 ----------
                                                                  4,168,806
                                                                 ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 7.0%
Gen-Probe, Inc.(b)(c)                                     11,237    748,159
Idexx Laboratories, Inc.(c)                                8,757    959,680
Intuitive Surgical, Inc.(c)                                6,165  1,417,950
Mindray Medical International Ltd., ADR                   16,286    699,484
                                                                 ----------
                                                                  3,825,273
                                                                 ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                          SHARES   VALUE (+)
----------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 1.7%
Ctrip.com International Ltd., ADR(b)                      18,280 $   946,904
                                                                 -----------
HOUSEHOLD DURABLES - 2.5%
Garmin Ltd.(b)                                            11,593   1,384,204
                                                                 -----------
INDUSTRIAL CONGLOMERATES - 1.5%
McDermott International, Inc.(c)                          14,947     808,334
                                                                 -----------
INTERNET & CATALOG RETAIL - 1.9%
Priceline.com, Inc.(b)(c)                                 11,555   1,025,506
                                                                 -----------
INTERNET SOFTWARE & SERVICES - 1.4%
WebMD Health Corp., Class A(b)(c)                         14,616     761,494
                                                                 -----------
LIFE SCIENCE TOOLS & SERVICES - 1.7%
Illumina, Inc.(b)(c)                                      18,050     936,434
                                                                 -----------
MACHINERY - 1.7%
AGCO Corp.(b)(c)                                          18,281     928,126
                                                                 -----------
MEDIA - 2.7%
Central European Media Enterprises Ltd., Class A(b)(c)     7,407     679,296
Focus Media Holding Ltd., ADR(b)(c)                       13,576     787,680
                                                                 -----------
                                                                   1,466,976
                                                                 -----------
OIL, GAS & CONSUMABLE FUELS - 4.0%
Arena Resources, Inc.(b)(c)                                8,809     576,990
Range Resources Corp.(b)                                  20,784     845,077
Southwestern Energy Co.(b)(c)                             17,860     747,441
                                                                 -----------
                                                                   2,169,508
                                                                 -----------
PHARMACEUTICALS - 1.7%
Allergan, Inc.                                            14,409     928,948
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
Intersil Corp., Class A(b)                                24,364     814,489
LDK Solar Co. Ltd., ADR(b)(c)                              7,352     506,553
NVIDIA Corp.(c)                                           38,658   1,400,966
Varian Semiconductor Equipment Associates, Inc.(b)        14,222     761,161
                                                                 -----------
                                                                   3,483,169
                                                                 -----------
SOFTWARE - 2.5%
NAVTEQ(b)(c)                                              13,240   1,032,323
VMware, Inc., Class A(b)(c)                                3,979     338,215
                                                                 -----------
                                                                   1,370,538
                                                                 -----------
SPECIALTY RETAIL - 4.8%
GameStop Corp., Class A(b)(c)                             30,313   1,708,138
Guess?, Inc.(b)                                           18,975     930,344
                                                                 -----------
                                                                   2,638,482
                                                                 -----------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
CROCS, Inc.(b)(c)                                         14,804     995,569
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES - 7.1%
NII Holdings, Inc.(b)(c)                                  17,467   1,434,914
Rogers Communications, Inc., Class B                      22,350   1,017,595
Vimpel-Communications, ADR                                53,994   1,459,998
                                                                 -----------
                                                                   3,912,507
                                                                 -----------

TOTAL COMMON STOCKS
 (Identified Cost $40,003,180)                                    53,029,476
                                                                 -----------

                                                                            PRINCIPAL AMOUNT      VALUE (+)
-----------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.0%
Tri-Party Repurchase Agreement with Fixed Income Clearing
Corporation, dated 9/28/2007 at 3.750% to be repurchased at
$2,089,653 on 10/01/2007 collateralized by $2,085,000 Federal
National Mortgage Association, 6.060% due 6/06/2017 with a value of
$2,134,519, including accrued interest (Note 2g of Notes to Financial
Statements)                                                                      $ 2,089,000  $   2,089,000
                                                                                              -------------

                                                                                      SHARES
-----------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                  13,841,374     13,841,374
                                                                                              -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $15,930,374)                                                                   15,930,374
                                                                                              -------------

TOTAL INVESTMENTS - 125.8%
 (Identified Cost $55,933,554)(a)                                                                68,959,850
 Other assets less liabilities--(25.8)%                                                        (14,163,226)
                                                                                              -------------

TOTAL NET ASSETS - 100.0%                                                                     $  54,796,624
                                                                                              -------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2007, the net unrealized appreciation on investments based on a cost of $55,933,935 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an
   excess of value over tax cost                                                              $  13,206,686
   Aggregate gross unrealized depreciation for all investments in which there is an
   excess of tax cost over value                                                                  (180,771)
                                                                                              -------------
   Net unrealized appreciation                                                                $  13,025,915
                                                                                              -------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Energy Equipment & Services               7.6%
                 Wireless Telecommunication Services       7.1
                 Healthcare Equipment & Supplies           7.0
                 Semiconductors & Semiconductor Equipment  6.4
                 Electrical Equipment                      5.1
                 Chemicals                                 4.8
                 Specialty Retail                          4.8
                 Diversified Financial Services            4.8
                 Aerospace & Defense                       4.8
                 Communications Equipment                  4.7
                 Oil, Gas & Consumable Fuels               4.0
                 Commercial Services & Supplies            3.2
                 Construction & Engineering                2.9
                 Biotechnology                             2.8
                 Media                                     2.7
                 Household Durables                        2.5
                 Software                                  2.5
                 Electronic Equipment & Instruments        2.4
                 Other, less than 2% each                 16.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                             SHARES  VALUE (+)
------------------------------------------------------------------------------

COMMON STOCKS - 97.0% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.9%
American Science & Engineering, Inc.(b)                       5,224 $  327,336
Moog, Inc., Class A(b)(c)                                    13,932    612,172
                                                                    ----------
                                                                       939,508
                                                                    ----------
BIOTECHNOLOGY - 4.0%
BioMarin Pharmaceutical, Inc.(b)(c)                          15,839    394,391
Indevus Pharmaceuticals, Inc.(b)(c)                          44,495    307,460
Metabolix, Inc.(b)(c)                                        13,748    333,526
Myriad Genetics, Inc.(b)(c)                                   7,917    412,872
Pharmion Corp.(c)                                             6,341    292,574
Theravance, Inc.(b)(c)                                        8,643    225,496
                                                                    ----------
                                                                     1,966,319
                                                                    ----------
CAPITAL MARKETS - 2.0%
FCStone Group, Inc.(c)                                       12,285    396,437
GFI Group, Inc.(b)(c)                                         6,926    596,467
                                                                    ----------
                                                                       992,904
                                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 13.5%
Advisory Board Co.(b)(c)                                     15,320    895,760
DealerTrack Holdings, Inc.(b)(c)                             12,475    522,453
FTI Consulting, Inc.(b)(c)                                   13,819    695,234
Huron Consulting Group, Inc.(b)(c)                            7,864    571,084
IHS, Inc., Class A(b)(c)                                     13,473    761,090
Information Services Group, Inc.(c)                          23,911    182,919
Innerworkings, Inc.(b)(c)                                    30,425    524,223
Interface, Inc., Class A(b)                                  29,557    533,504
Kenexa Corp.(b)(c)                                           12,682    390,352
McGrath Rentcorp                                             15,162    503,985
On Assignment, Inc.(b)(c)                                    42,216    394,297
Waste Connections, Inc.(b)(c)                                20,774    659,782
                                                                    ----------
                                                                     6,634,683
                                                                    ----------
COMMUNICATIONS EQUIPMENT - 2.6%
Foundry Networks, Inc.(b)(c)                                 32,855    583,834
Harmonic, Inc.(b)(c)                                         32,107    340,655
Sonus Networks, Inc.(b)(c)                                   57,993    353,757
                                                                    ----------
                                                                     1,278,246
                                                                    ----------
COMPUTERS & PERIPHERALS - 1.0%
Brocade Communications Systems, Inc.(b)(c)                   53,996    462,206
                                                                    ----------
DISTRIBUTORS - 1.5%
LKQ Corp.(b)(c)                                              21,364    743,681
                                                                    ----------
DIVERSIFIED CONSUMER SERVICES - 4.7%
Bright Horizons Family Solutions, Inc.(c)                    14,000    599,760
Capella Education Co.(b)(c)                                  10,454    584,483
DeVry, Inc.(b)                                               16,635    615,662
New Oriental Education & Technology Group, Inc., ADR(b)(c)    7,397    492,344
                                                                    ----------
                                                                     2,292,249
                                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Portfolio Recovery Associates, Inc.(b)                        6,946    368,624
                                                                    ----------

                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.4%
Cbeyond, Inc.(b)(c)                              12,161 $  496,047
Cogent Communications Group, Inc.(c)             13,329    311,099
NTELOS Holdings Corp.                            12,974    382,214
                                                        ----------
                                                         1,189,360
                                                        ----------
ELECTRIC UTILITIES - 1.0%
ITC Holdings Corp.(b)                             9,607    476,027
                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
IPG Photonics Corp.(b)(c)                        18,224    358,284
                                                        ----------
ENERGY EQUIPMENT & SERVICES - 3.2%
Exterran Holdings, Inc.(b)(c)                     6,862    551,293
T-3 Energy Services, Inc.(c)                     17,001    724,923
Tesco Corp.(b)(c)                                11,502    312,279
                                                        ----------
                                                         1,588,495
                                                        ----------
HEALTH CARE TECHNOLOGY - 2.7%
Allscripts Healthcare Solutions, Inc.(b)(c)      14,279    385,961
Phase Forward, Inc.(c)                           29,014    580,570
RadNet, Inc.(b)(c)                               41,344    362,174
                                                        ----------
                                                         1,328,705
                                                        ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 8.6%
Conceptus, Inc.(b)(c)                            17,204    326,532
Hologic, Inc.(b)(c)                               8,486    517,646
Inverness Medical Innovations, Inc.(b)(c)        13,426    742,726
Kyphon, Inc.(b)(c)                                6,722    470,540
Masimo Corp.(c)                                  16,836    432,012
Meridian Bioscience, Inc.(b)                     16,903    512,499
NuVasive, Inc.(b)(c)                              9,699    348,485
Orthofix International NV(c)                      8,380    410,368
PolyMedica Corp.                                  8,723    458,132
                                                        ----------
                                                         4,218,940
                                                        ----------
HEALTHCARE PROVIDERS & SERVICES - 4.6%
inVentiv Health, Inc.(b)(c)                      19,023    833,588
NovaMed, Inc.(b)(c)                               9,547     41,530
Psychiatric Solutions, Inc.(b)(c)                15,530    610,018
Sun Healthcare Group, Inc.(b)(c)                 46,155    771,250
                                                        ----------
                                                         2,256,386
                                                        ----------
HOTELS, RESTAURANTS & LEISURE - 1.4%
Life Time Fitness, Inc.(b)(c)                    10,832    664,435
                                                        ----------
HOUSEHOLD DURABLES - 0.8%
Jarden Corp.(b)(c)                               12,732    393,928
                                                        ----------
INSURANCE - 3.0%
Arch Capital Group Ltd.(b)(c)                     7,164    533,073
National Financial Partners Corp.(b)              9,523    504,529
ProAssurance Corp.(b)(c)                          7,730    416,415
                                                        ----------
                                                         1,454,017
                                                        ----------
INTERNET SOFTWARE & SERVICES - 2.9%
Online Resources Corp.(b)(c)                     28,003    353,958
VistaPrint Ltd.(b)(c)                            15,215    568,584
Vocus, Inc.(b)(c)                                17,312    506,203
                                                        ----------
                                                         1,428,745
                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                  SHARES  VALUE (+)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 0.6%
Syntel, Inc.(b)                                    7,179 $  298,503
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Smith & Wesson Holding Corp.(b)(c)                28,666    547,234
                                                         ----------
LIFE SCIENCES TOOLS AND SERVICES - 0.6%
Exelixis, Inc.(b)(c)                              27,935    295,832
                                                         ----------
MACHINERY - 3.2%
Kadant, Inc.(b)(c)                                16,999    475,972
Middleby Corp.(b)(c)                               7,300    471,142
RBC Bearings, Inc.(c)                             16,038    615,057
                                                         ----------
                                                          1,562,171
                                                         ----------
MEDIA - 2.9%
Entravision Communications Corp., Class A(b)(c)   40,029    369,067
Knology, Inc.(b)(c)                               29,890    500,060
Morningstar, Inc.(b)(c)                            8,930    548,302
                                                         ----------
                                                          1,417,429
                                                         ----------
METALS & MINING - 1.2%
Northwest Pipe Co.(b)(c)                          15,916    601,943
                                                         ----------
OIL, GAS & CONSUMABLE FUELS - 3.7%
Arena Resources, Inc.(b)(c)                        5,872    384,616
Carrizo Oil & Gas, Inc.(b)(c)                      8,421    377,766
Helix Energy Solutions Group, Inc.(b)(c)           8,061    342,270
Petrohawk Energy Corp.(b)(c)                      25,568    419,827
TXCO Resources, Inc.(b)(c)                        34,402    308,242
                                                         ----------
                                                          1,832,721
                                                         ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Jones Lang LaSalle, Inc.(b)                        3,024    310,746
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.1%
ATMI, Inc.(b)(c)                                  12,649    376,308
Cavium Network, Inc.(b)(c)                        12,605    409,662
Cypress Semiconductor Corp.(c)                    21,572    630,118
Monolithic Power Systems, Inc.(c)                 19,942    506,527
Netlogic Microsystems, Inc.(b)(c)                 17,200    621,092
Tessera Technologies, Inc.(b)(c)                  15,630    586,125
Volterra Semiconductor Corp.(b)(c)                28,519    350,213
                                                         ----------
                                                          3,480,045
                                                         ----------
SOFTWARE - 6.6%
Blackboard, Inc.(b)(c)                            12,906    591,611
BladeLogic, Inc.(b)(c)                            15,746    403,727
Informatica Corp.(b)(c)                           35,170    552,169
Taleo Corp., Class A(b)(c)                        21,963    558,080
Tyler Technologies, Inc.(b)(c)                    34,453    459,948
Ultimate Software Group, Inc.(b)(c)               18,481    644,987
                                                         ----------
                                                          3,210,522
                                                         ----------
SPECIALTY RETAIL - 1.0%
Dick's Sporting Goods, Inc.(b)(c)                  6,871    461,388
                                                         ----------

                                                                                                SHARES                VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
TEXTILES APPAREL & LUXURY GOODS - 2.7%
Movado Group, Inc.(b)                                                                           14,467            $     461,787
Quiksilver, Inc.(b)(c)                                                                          23,968                  342,742
Volcom, Inc.(b)(c)                                                                              11,780                  500,886
                                                                                                                  -------------
                                                                                                                      1,305,415
                                                                                                                  -------------
TRADING COMPANIES & DISTRIBUTORS - 1.0%
Aircastle Ltd.(b)                                                                               15,087                  504,207
                                                                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
SBA Communications Corp., Class A(b)(c)                                                         18,763                  661,959
                                                                                                                  -------------

TOTAL COMMON STOCKS
 (Identified Cost $39,743,843)                                                                                       47,525,857
                                                                                                                  -------------

                                                                                      PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 33.0%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to be
repurchased at $3,603,126 on 10/01/07 collateralized by
$3,590,000 Federal National Mortgage Association, 6.060%
due 6/06/17 with a value of $3,675,263 including accrued
interest (Note 2g of Notes to Financial Statements)                                        $ 3,602,000                3,602,000
                                                                                                                  -------------

                                                                                                SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                            12,566,782               12,566,782
                                                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $16,168,782)                                                                                       16,168,782
                                                                                                                  -------------

TOTAL INVESTMENTS - 130.0%
 (Identified Cost $55,912,625)(a)                                                                                 $  63,694,639
 Other assets less liabilities--(30.0)%                                                                            (14,682,445)
                                                                                                                  -------------

TOTAL NET ASSETS - 100.0%                                                                                         $  49,012,194
                                                                                                                  -------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2007, the net unrealized appreciation on investments based on a cost of $55,932,068 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $   8,099,353
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (336,782)
                                                                                                                  -------------
   Net unrealized appreciation                                                                                    $   7,762,571
                                                                                                                  -------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

HOLDING AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Commercial Services & Supplies           13.5%
                 Healthcare Equipment & Supplies           8.6
                 Semiconductors & Semiconductor Equipment  7.1
                 Software                                  6.6
                 Diversified Consumer Services             4.7
                 Healthcare Providers & Services           4.6
                 Biotechnology                             4.0
                 Oil, Gas & Consumable Fuels               3.7
                 Energy Equipment & Services               3.2
                 Machinery                                 3.2
                 Insurance                                 3.0
                 Internet Software & Services              2.9
                 Media                                     2.9
                 Health Care Technology                    2.7
                 Textiles Apparel & Luxury Goods           2.7
                 Communications Equipment                  2.6
                 Diversified Telecommunications Services   2.4
                 Capital Markets                           2.0
                 Other, less than 2% each                 16.6


                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES SMALL CAP VALUE FUND

                                             SHARES   VALUE (+)
---------------------------------------------------------------

COMMON STOCKS - 92.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 3.2%
AAR Corp.(b)(c)                             273,301 $ 8,291,952
Argon ST, Inc.(b)(c)                        106,969   2,117,986
Moog, Inc., Class A(b)(c)                   250,546  11,008,991
Teledyne Technologies, Inc.(c)              237,458  12,677,883
                                                    -----------
                                                     34,096,812
                                                    -----------
AUTO COMPONENTS - 0.6%
Gentex Corp.                                293,044   6,282,863
                                                    -----------
AUTOMOBILES - 0.3%
Winnebago Industries, Inc.(b)               117,687   2,810,366
                                                    -----------
BUILDING PRODUCTS - 0.8%
Armstrong World Industries, Inc.(c)         202,079   8,202,387
                                                    -----------
CAPITAL MARKETS - 0.9%
JMP Group, Inc.(b)                          349,813   3,281,246
Stifel Financial Corp.(b)(c)                105,904   6,125,487
                                                    -----------
                                                      9,406,733
                                                    -----------
CHEMICALS - 2.5%
Cytec Industries, Inc.                      142,011   9,712,132
FMC Corp.                                   140,832   7,326,081
Minerals Technologies, Inc.(b)               85,073   5,699,891
Scotts Miracle-Gro Co., Class A              99,484   4,252,941
                                                    -----------
                                                     26,991,045
                                                    -----------
COMMERCIAL BANKS - 7.2%
CVB Financial Corp.(b)                      325,846   3,812,398
East West Bancorp, Inc.(b)                  196,995   7,083,940
First Community Bancorp(b)                  126,481   6,919,776
First Midwest Bancorp, Inc.(b)              189,069   6,458,597
First State Bancorporation(b)               405,914   7,972,151
Hancock Holding Co.(b)                      135,124   5,415,770
IBERIABANK Corp.(b)                         149,863   7,890,287
Pennsylvania Commerce Bancorp, Inc.(b)(c)   103,495   3,260,092
Prosperity Bancshares, Inc.(b)              220,059   7,297,156
Signature Bank(b)(c)                        238,646   8,407,499
Sterling Bancshares, Inc.(b)                709,709   8,097,780
United Community Banks, Inc.(b)             199,904   4,901,646
                                                    -----------
                                                     77,517,092
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 4.4%
American Ecology Corp.(b)                   211,811   4,488,275
Angelica Corp.                               15,086     297,345
McGrath Rentcorp(b)                         328,737  10,927,218
Rollins, Inc.(b)                            539,089  14,388,285
Standard Parking Corp.(c)                   236,434   9,407,709
Waste Connections, Inc.(c)                  257,791   8,187,442
                                                    -----------
                                                     47,696,274
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.9%
ADTRAN, Inc.(b)                             126,838   2,921,079
Anaren, Inc.(b)(c)                          359,272   5,065,735
CommScope, Inc.(b)(c)                       136,749   6,870,270

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - CONTINUED
Harris Stratex Networks, Inc., Class A(b)(c)     393,146 $ 6,868,261
Sirenza Microdevices, Inc.(b)(c)                 554,164   9,581,495
                                                         -----------
                                                          31,306,840
                                                         -----------
COMPUTERS & PERIPHERALS - 0.9%
Electronics for Imaging, Inc.(c)                 270,458   7,264,502
Imation Corp.(b)                                  80,666   1,978,737
                                                         -----------
                                                           9,243,239
                                                         -----------
CONSTRUCTION & ENGINEERING - 0.4%
Michael Baker Corp.(c)                            87,666   4,296,511
                                                         -----------
CONSTRUCTION MATERIALS - 0.6%
Texas Industries, Inc.(b)                         82,115   6,446,027
                                                         -----------
CONSUMER FINANCE - 2.6%
Advanta Corp., Class B                           444,870  12,198,335
Dollar Financial Corp.(b)(c)                     302,094   8,618,742
First Cash Financial Services, Inc.(b)(c)        327,775   7,676,491
                                                         -----------
                                                          28,493,568
                                                         -----------
CONTAINERS & PACKAGING - 1.0%
Greif, Inc.                                       84,101   5,103,249
Rock-Tenn Co., Class A                           188,006   5,433,373
                                                         -----------
                                                          10,536,622
                                                         -----------
DIVERSIFIED CONSUMER SERVICES - 0.6%
INVESTools, Inc.(b)(c)                           412,322   4,984,973
Jackson Hewitt Tax Service, Inc.                  49,042   1,371,214
                                                         -----------
                                                           6,356,187
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 0.7%
Genesis Lease Ltd., ADR                          304,637   7,579,369
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.4%
Iowa Telecommunications Services, Inc.(b)         73,868   1,466,280
SureWest Communications(b)                       130,882   3,273,359
                                                         -----------
                                                           4,739,639
                                                         -----------
ELECTRIC UTILITIES - 1.6%
ALLETE, Inc.(b)                                  152,398   6,821,334
ITC Holdings Corp.                               120,353   5,963,491
Portland General Electric Co.                    158,641   4,410,220
                                                         -----------
                                                          17,195,045
                                                         -----------
ELECTRICAL EQUIPMENT - 3.7%
Acuity Brands, Inc.                               92,567   4,672,782
General Cable Corp.(b)(c)                        193,358  12,978,189
Hubbell, Inc., Class B                           147,971   8,452,104
II-VI, Inc.(b)(c)                                272,260   9,401,138
Lamson & Sessions Co. (The)(c)                   153,471   4,137,578
                                                         -----------
                                                          39,641,791
                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
Agilysys, Inc.                                   304,799   5,151,103
Anixter International, Inc.(b)(c)                100,328   8,272,044
Excel Technology, Inc.(c)                        184,297   4,598,210
Ingram Micro, Inc.(c)                            276,810   5,428,244
KEMET Corp.(b)(c)                                726,426   5,339,231

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Littelfuse, Inc.(c)                              307,383 $10,970,499
Rofin-Sinar Technologies, Inc.(c)                 78,926   5,541,395
X-Rite, Inc.(b)                                  180,601   2,607,878
                                                         -----------
                                                          47,908,604
                                                         -----------
ENERGY EQUIPMENT & SERVICES - 2.6%
Dresser-Rand Group, Inc.(c)                      203,198   8,678,586
Exterran Holdings, Inc.(c)                        75,638   6,076,757
Oceaneering International, Inc.(c)               123,141   9,334,088
TETRA Technologies, Inc.(b)(c)                   181,899   3,845,345
                                                         -----------
                                                          27,934,776
                                                         -----------
FOOD & STAPLES RETAILING - 1.7%
Casey's General Stores, Inc.                     182,396   5,052,369
Spartan Stores, Inc.(b)                          320,001   7,209,622
Winn-Dixie Stores, Inc.(b)(c)                    319,169   5,974,844
                                                         -----------
                                                          18,236,835
                                                         -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.                          163,413   5,690,041
Ralcorp Holdings, Inc.(c)                        142,987   7,981,534
                                                         -----------
                                                          13,671,575
                                                         -----------
GAS UTILITIES - 1.1%
UGI Corp.                                        450,772  11,711,057
                                                         -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.3%
Arrow International, Inc.(b)                     142,107   6,464,448
West Pharmaceutical Services, Inc.(b)            191,376   7,972,724
                                                         -----------
                                                          14,437,172
                                                         -----------
HEALTHCARE PROVIDERS & SERVICES - 1.3%
CorVel Corp.(c)                                  204,411   4,725,982
Healthspring, Inc.(b)(c)                         179,383   3,497,969
inVentiv Health, Inc.(c)                         121,879   5,340,738
                                                         -----------
                                                          13,564,689
                                                         -----------
HOTELS, RESTAURANTS & LEISURE - 2.0%
Ambassadors International, Inc.(b)               163,293   4,005,577
Bob Evans Farms, Inc.(b)                         209,530   6,323,616
CEC Entertainment, Inc.(c)                       142,955   3,841,201
Cosi, Inc.(b)(c)                                 694,781   2,403,942
Morton's Restaurant Group, Inc.(b)(c)            132,704   2,109,994
Triarc Cos., Inc., Class B(b)                    200,777   2,511,720
                                                         -----------
                                                          21,196,050
                                                         -----------
INDUSTRIAL CONGLOMERATES - 0.2%
Walter Industries, Inc.(b)                        77,292   2,079,155
                                                         -----------
INSURANCE - 5.8%
American Equity Investment Life Holding Co.(b)   545,081   5,805,113
Delphi Financial Group, Inc.                     207,167   8,373,690
Employers Holdings, Inc.(b)                      245,063   5,050,748
First Mercury Financial Corp.(c)                 226,818   4,878,855
Midland Co. (The)(b)                             122,262   6,719,519
National Financial Partners Corp.(b)             253,756  13,443,993
Navigators Group, Inc.(c)                        131,447   7,131,000
RLI Corp.(b)                                     118,611   6,727,616
United Fire & Casualty Co.(b)                    103,419   4,042,649
                                                         -----------
                                                          62,173,183
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                              SHARES   VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 2.9%
Broadridge Financial Solutions, Inc.         473,810 $ 8,978,700
Perot Systems Corp., Class A(c)              465,528   7,872,078
Wright Express Corp.(c)                      407,266  14,861,136
                                                     -----------
                                                      31,711,914
                                                     -----------
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Steinway Musical Instruments, Inc.           163,932   4,855,666
                                                     -----------
LIFE SCIENCE TOOLS & SERVICES - 0.6%
PerkinElmer, Inc.                            210,609   6,151,889
                                                     -----------
MACHINERY - 5.0%
Actuant Corp., Class A(b)                    131,265   8,528,287
Barnes Group, Inc.(b)                        147,604   4,711,520
CLARCOR, Inc.(b)                              95,224   3,257,613
Commercial Vehicle Group, Inc.(b)(c)         206,368   2,647,701
ESCO Technologies, Inc.(b)(c)                 79,940   2,657,206
Harsco Corp.                                 168,908  10,011,177
Mueller Water Products, Inc., Class A(b)     409,755   5,076,865
Nordson Corp.                                107,402   5,392,654
RBC Bearings, Inc.(c)                        141,429   5,423,802
Wabtec Corp.                                 176,190   6,600,077
                                                     -----------
                                                      54,306,902
                                                     -----------
MEDIA - 3.6%
Alloy, Inc.(c)                               201,559   1,892,639
Interactive Data Corp.                       251,125   7,081,725
John Wiley & Sons, Inc., Class A             290,926  13,071,305
Journal Communications, Inc., Class A(b)     313,298   2,970,065
Live Nation, Inc.(b)(c)                      371,220   7,888,425
National CineMedia, Inc.(b)                  128,596   2,880,551
PRIMEDIA, Inc.(b)                            210,984   2,962,215
                                                     -----------
                                                      38,746,925
                                                     -----------
METALS & MINING - 1.1%
Haynes International, Inc.(b)(c)              36,233   3,093,211
Reliance Steel & Aluminum Co.(b)             156,692   8,859,366
                                                     -----------
                                                      11,952,577
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.4%
NorthWestern Corp.(b)                        167,516   4,551,410
                                                     -----------
MULTILINE RETAIL - 1.3%
Dollar Tree Stores, Inc.(c)                  339,013  13,743,587
                                                     -----------
OIL, GAS & CONSUMABLE FUELS - 3.5%
ATP Oil & Gas Corp.(b)(c)                     98,611   4,637,675
Denbury Resources, Inc.(c)                   151,762   6,782,244
Helix Energy Solutions Group, Inc.(b)(c)     285,862  12,137,701
Mariner Energy, Inc.(b)(c)                   280,723   5,813,773
Penn Virginia Corp.                          195,166   8,583,401
                                                     -----------
                                                      37,954,794
                                                     -----------
PERSONAL PRODUCTS - 1.0%
Alberto-Culver Co.                           454,085  11,256,767
                                                     -----------
PHARMACEUTICALS - 1.2%
Perrigo Co.                                  226,301   4,831,526
Sciele Pharma, Inc.(c)                       307,730   8,007,135
                                                     -----------
                                                      12,838,661
                                                     -----------

                                                            SHARES    VALUE (+)
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE - 3.1%
Corporate Office Properties Trust REIT(b)                  181,602 $  7,560,091
Health Care REIT, Inc.(b)                                  123,992    5,485,406
Kite Realty Group Trust REIT                               382,486    7,190,737
LaSalle Hotel Properties REIT(b)                           182,907    7,696,727
Potlatch Corp. REIT                                        126,676    5,704,220
                                                                   ------------
                                                                     33,637,181
                                                                   ------------
RETAILERS - 0.4%
Borders Group, Inc.                                        330,616    4,407,111
                                                                   ------------
ROAD & RAIL - 0.6%
Celadon Group, Inc.(b)(c)                                  227,587    2,678,699
Genesee & Wyoming, Inc., Class A(b)(c)                     149,255    4,304,514
                                                                   ------------
                                                                      6,983,213
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
Cohu, Inc.(b)                                              227,949    4,274,044
Diodes, Inc.(b)(c)                                         183,123    5,878,248
Fairchild Semiconductor International, Inc., Class A(c)    285,240    5,328,283
Pericom Semiconductor Corp.(c)                             141,519    1,658,603
Verigy Ltd.(c)                                             266,400    6,582,744
                                                                   ------------
                                                                     23,721,922
                                                                   ------------
SOFTWARE - 3.5%
Epicor Software Corp.(b)(c)                                473,589    6,521,321
Intervoice, Inc.(c)                                        488,483    4,586,855
Parametric Technology Corp.(c)                             205,972    3,588,032
Progress Software Corp.(c)                                 231,622    7,018,147
Quest Software, Inc.(b)(c)                                 322,603    5,535,867
Radiant Systems, Inc.(b)(c)                                335,663    5,313,545
Sybase, Inc.(c)                                            239,014    5,528,394
                                                                   ------------
                                                                     38,092,161
                                                                   ------------
SPECIALTY RETAIL - 1.8%
Jo-Ann Stores, Inc.(b)(c)                                  281,729    5,944,482
Sally Beauty Holdings, Inc.(b)(c)                          715,737    6,047,978
Sonic Automotive, Inc., Class A(b)                         307,175    7,353,769
                                                                   ------------
                                                                     19,346,229
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS - 2.1%
Fossil, Inc.(c)                                            315,059   11,770,604
Hanesbrands, Inc.(c)                                       374,045   10,495,703
                                                                   ------------
                                                                     22,266,307
                                                                   ------------
WATER UTILITIES - 0.7%
American States Water Co.(b)                               106,044    4,135,716
Middlesex Water Co.                                        179,689    3,396,122
                                                                   ------------
                                                                      7,531,838
                                                                   ------------

TOTAL COMMON STOCKS
 (Identified Cost $827,940,058)                                     995,808,560
                                                                   ------------

EXCHANGE TRADED FUND - 1.8%

DIVERSIFIED FINANCIAL SERVICES - 1.8%
iShares Russell 2000 Value Index Fund(b)
 (Identified Cost $20,275,540)                             253,664   19,456,029
                                                                   ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                                   PRINCIPAL AMOUNT                  VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 30.9%

COMMERCIAL PAPER - 6.0%
State Street Boston Corp., 3.250%, 10/1/2007(d)                                        $ 64,079,000             $   64,079,000
                                                                                                                --------------

                                                                                             SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(e)                                        268,273,696                268,273,696
                                                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $332,352,696)                                                                                    332,352,696
                                                                                                                --------------

TOTAL INVESTMENTS - 125.2%
 (Identified Cost $1,180,568,294)(a)                                                                             1,347,617,285
 Other assets less liabilities--(25.2)%                                                                          (271,003,371)
                                                                                                                --------------

TOTAL NET ASSETS - 100.0%                                                                                       $1,076,613,914
                                                                                                                --------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2007, the net unrealized appreciation on investments based on a cost of $1,180,734,336 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  191,569,8
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value   (24,686,94
                                                                                                                --------------
   Net unrealized appreciation                                                                                  $  166,882,949
                                                                                                                --------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Interest Rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITReal Estate Investment Trust

HOLDING AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Commercial Banks                          7.2%
                 Insurance                                 5.8
                 Machinery                                 5.0
                 Electronic Equipment & Instruments        4.4
                 Commercial Services & Supplies            4.4
                 Electrical Equipment                      3.7
                 Media                                     3.6
                 Software                                  3.5
                 Oil, Gas & Consumable Fuels               3.5
                 Aerospace & Defense                       3.2
                 Real Estate                               3.1
                 IT Services                               2.9
                 Communications Equipment                  2.9
                 Consumer Finance                          2.6
                 Energy Equipment & Services               2.6
                 Diversified Financial Services            2.5
                 Chemicals                                 2.5
                 Semiconductors & Semiconductor Equipment  2.2
                 Textiles Apparel & Luxury Goods           2.1
                 Hotels, Restaurants & Leisure             2.0
                 Other, less than 2% each                 24.6


                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                 SHARES VALUE (+)
-----------------------------------------------------------------

COMMON STOCKS - 96.7% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 6.4%
Boeing Co.                                        1,925  $202,106
United Technologies Corp.                         2,813   226,390
                                                        ---------
                                                          428,496
                                                        ---------
BEVERAGES - 2.0%
PepsiCo, Inc.                                     1,780   130,403
                                                        ---------
CAPITAL MARKETS - 8.0%
Franklin Resources, Inc.(b)                       1,334   170,085
Goldman Sachs Group, Inc.                         1,100   238,414
State Street Corp.                                1,850   126,096
                                                        ---------
                                                          534,595
                                                        ---------
CHEMICALS - 4.3%
Ecolab, Inc.(b)                                   3,226   152,266
Praxair, Inc.                                     1,630   136,529
                                                        ---------
                                                          288,795
                                                        ---------
COMMERCIAL BANKS - 1.1%
Zions Bancorporation(b)                           1,081    74,232
                                                        ---------
COMMUNICATIONS EQUIPMENT - 10.3%
Cisco Systems, Inc.(c)                            6,623   219,288
Corning, Inc.(b)(c)                               6,155   151,721
Harris Corp.                                      2,165   125,115
Motorola, Inc.                                    6,400   118,592
QUALCOMM, Inc.                                    1,702    71,926
                                                        ---------
                                                          686,642
                                                        ---------
COMPUTERS & PERIPHERALS - 4.8%
Dell, Inc.(b)(c)                                  3,500    96,600
Hewlett-Packard Co.                               4,515   224,802
                                                        ---------
                                                          321,402
                                                        ---------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Citigroup, Inc.                                   2,381   111,121
                                                        ---------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.8%
AT&T, Inc.                                        4,351   184,091
                                                        ---------
ENERGY EQUIPMENT & SERVICES - 2.2%
GlobalSantaFe Corp.                               1,927   146,491
                                                        ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 3.7%
Covidien Ltd.(c)                                  3,100   128,650
Zimmer Holdings, Inc.(c)                          1,481   119,946
                                                        ---------
                                                          248,596
                                                        ---------
HEALTHCARE PROVIDERS & SERVICES - 2.5%
WellPoint, Inc.(c)                                2,119   167,232
                                                        ---------
HOTELS, RESTAURANTS & LEISURE - 2.2%
Marriott International, Inc., Class A             3,300   143,451
                                                        ---------
INSURANCE - 6.1%
Aflac, Inc.(b)                                    2,281   130,108
Allstate Corp.(b)                                 2,352   134,511
Everest Re Group Ltd.(b)                          1,293   142,540
                                                        ---------
                                                          407,159
                                                        ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                        SHARES  VALUE (+)
-----------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 3.4%
Broadridge Financial Solutions, Inc.(b)                                  6,800 $  128,860
Western Union Co.(b)                                                     4,562     95,665
                                                                               ----------
                                                                                  224,525
                                                                               ----------
MACHINERY - 9.9%
Danaher Corp.(b)                                                         2,493    206,196
Dover Corp.                                                              2,524    128,598
Eaton Corp.(b)                                                           1,100    108,944
Joy Global, Inc.(b)                                                      1,900     96,634
Terex Corp.(b)(c)                                                        1,350    120,177
                                                                               ----------
                                                                                  660,549
                                                                               ----------
MEDIA - 2.2%
DIRECTV Group, Inc. (The)(b)(c)                                          6,165    149,686
                                                                               ----------
MULTILINE RETAIL - 1.1%
Macy's, Inc.(b)                                                          2,263     73,140
                                                                               ----------
OIL, GAS & CONSUMABLE FUELS - 9.5%
ConocoPhillips                                                           2,310    202,749
Devon Energy Corp.                                                       2,488    207,001
ExxonMobil Corp.(b)                                                      2,443    226,124
                                                                               ----------
                                                                                  635,874
                                                                               ----------
PERSONAL PRODUCTS - 1.7%
Alberto-Culver Co.(b)                                                    4,540    112,547
                                                                               ----------
PHARMACEUTICALS - 4.3%
Abbott Laboratories(b)                                                   2,975    159,520
Novartis AG, ADR                                                         2,300    126,408
                                                                               ----------
                                                                                  285,928
                                                                               ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
Texas Instruments, Inc.(b)                                               4,155    152,031
                                                                               ----------
SOFTWARE - 2.8%
Microsoft Corp.                                                          6,401    188,574
                                                                               ----------
SPECIALTY RETAIL - 1.4%
Gap, Inc. (The)(b)                                                       5,150     94,966
                                                                               ----------

TOTAL COMMON STOCKS
 (Identified Cost $4,911,060)                                                   6,450,526
                                                                               ----------

                                                              PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 25.3%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to be
repurchased at $268,084 on 10/01/07 collateralized by
$270,000 Federal Home Loan Mortgage Corp., 6.625% due
8/28/22 with value of $273,713, including accrued interest
(Note 2g of Notes to Financial Statements)                           $ 268,000    268,000
                                                                               ----------

                                                                                           SHARES                    VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED
State Street Securities Lending Quality Trust(d)                                        1,416,943                 $  1,416,943
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,684,943)                                                                                        1,684,943
                                                                                                                  ------------

TOTAL INVESTMENTS - 122.0%
 (Identified Cost $6,596,003)(a)                                                                                     8,135,469
 Other assets less liabilities--(22.0)%                                                                            (1,465,357)
                                                                                                                  ------------

TOTAL NET ASSETS - 100.0%                                                                                         $  6,670,112
                                                                                                                  ------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2007, the net unrealized appreciation on investments based on a cost of $6,598,957 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  1,581,865
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (45,353)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  1,536,512
                                                                                                                  ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Communications Equipment                 10.3%
                 Machinery                                 9.9
                 Oil, Gas & Consumable Fuels               9.5
                 Capital Markets                           8.0
                 Aerospace & Defense                       6.4
                 Insurance                                 6.1
                 Computers & Peripherals                   4.8
                 Chemicals                                 4.3
                 Pharmaceuticals                           4.3
                 Healthcare Equipment & Supplies           3.7
                 IT Services                               3.4
                 Software                                  2.8
                 Diversified Telecommunications Services   2.8
                 Healthcare Providers & Services           2.5
                 Semiconductors & Semiconductor Equipment  2.3
                 Media                                     2.2
                 Energy Equipment & Services               2.2
                 Hotels, Restaurants & Leisure             2.2
                 Beverages                                 2.0
                 Other, less than 2% each                  7.0

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007

                                                                               MID CAP GROWTH      SMALL CAP
                                                                                    FUND          GROWTH FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                           $    55,933,554  $     55,912,625
Net unrealized appreciation                                                        13,026,296         7,782,014
                                                                              ---------------  ----------------
Investments at value                                                               68,959,850        63,694,639
Cash                                                                                      863               922
Receivable for Fund shares sold                                                       248,857           318,852
Receivable for securities sold                                                        426,156           242,728
Dividends and interest receivable                                                       5,796            12,499
Receivable from investment adviser (Note 4)                                             4,541             2,784
Securities lending income receivable                                                    4,989             4,541
                                                                              ---------------  ----------------
    TOTAL ASSETS                                                                   69,651,052        64,276,965
                                                                              ---------------  ----------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                                 13,841,374        12,566,782
Payable for securities purchased                                                      880,502         2,602,305
Payable for Fund shares redeemed                                                       28,016             2,386
Management fees payable (Note 4)                                                       31,578            28,010
Administrative fees payable (Note 4)                                                    2,277             2,020
Deferred Trustees' fees (Note 4)                                                       38,169            35,572
Service and distribution fees payable (Note 4)                                            818               436
Other accounts payable and accrued expenses                                            31,694            27,260
                                                                              ---------------  ----------------
    TOTAL LIABILITIES                                                              14,854,428        15,264,771
                                                                              ---------------  ----------------
NET ASSETS                                                                    $    54,796,624  $     49,012,194
                                                                              ---------------  ----------------
Net Assets consist of:
 Paid-in capital                                                              $   129,929,402  $    240,092,477
 Undistributed (accumulated) net investment income (loss)                             (38,169)          (35,571)
 Accumulated net realized gain (loss) on investments and foreign currency
   transactions                                                                   (88,121,014)     (198,826,726)
 Net unrealized appreciation on investments and foreign currency translations      13,026,405         7,782,014
                                                                              ---------------  ----------------
NET ASSETS                                                                    $    54,796,624  $     49,012,194
                                                                              ---------------  ----------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                   $    24,142,724  $     28,087,779
                                                                              ---------------  ----------------
 Shares of beneficial interest                                                        877,540         1,770,040
                                                                              ---------------  ----------------
 Net asset value, offering and redemption price per share                     $         27.51  $          15.87
                                                                              ---------------  ----------------
RETAIL CLASS
 Net assets                                                                   $    30,653,900  $     20,924,415
                                                                              ---------------  ----------------
 Shares of beneficial interest                                                      1,141,886         1,354,569
                                                                              ---------------  ----------------
 Net asset value, offering and redemption price per share                     $         26.84  $          15.45
                                                                              ---------------  ----------------
ADMIN CLASS
 Net assets                                                                   $            --  $             --
                                                                              ---------------  ----------------
 Shares of beneficial interest                                                             --                --
                                                                              ---------------  ----------------
 Net asset value, offering and redemption price per share                     $            --  $             --
                                                                              ---------------  ----------------
Value of securities on loan (Note 2)                                          $    13,563,407  $     12,170,425
                                                                              ---------------  ----------------

                See accompanying notes to financial statements.

                        SMALL CAP VALUE    TAX-MANAGED
                             FUND          EQUITY FUND
                        ----------------------------------
                        $  1,180,568,294 $    6,596,003
                             167,048,991      1,539,466
                        ----------------------------------
                           1,347,617,285      8,135,469
                                     508          1,486
                               2,769,573             --
                               1,563,740             --
                                 845,066          3,150
                                  96,161          8,378
                                  86,562            372
                        ----------------------------------
                           1,352,978,895      8,148,855
                        ----------------------------------

                             268,273,696      1,416,943
                               6,084,969             --
                               1,008,979            110
                                 648,431          2,675
                                  46,764            289
                                 112,438         32,950
                                  12,793             --
                                 176,911         25,776
                        ----------------------------------
                             276,364,981      1,478,743
                        ----------------------------------
                        $  1,076,613,914 $    6,670,112
                        ----------------------------------
                        $    815,327,902 $    8,535,072
                                 334,317         81,300

                              93,902,704     (3,485,726)
                             167,048,991      1,539,466
                        ----------------------------------
                        $  1,076,613,914 $    6,670,112
                        ----------------------------------

                        $    534,775,505 $    6,670,112
                        ----------------------------------
                              18,585,095        569,645
                        ----------------------------------
                        $          28.77 $        11.71
                        ----------------------------------
                        $    465,055,220 $           --
                        ----------------------------------
                              16,308,421             --
                        ----------------------------------
                        $          28.52 $           --
                        ----------------------------------
                        $     76,783,189 $           --
                        ----------------------------------
                               2,729,631             --
                        ----------------------------------
                        $          28.13 $           --
                        ----------------------------------
                        $    259,064,000 $    1,386,696
                        ----------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2007

                                                                                  MID CAP GROWTH     SMALL CAP
                                                                                       FUND         GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                         $      133,374  $       67,633
Interest                                                                                  50,697          52,467
Securities lending income (Note 2)                                                        36,263          21,298
Other income (Note 2)                                                                     33,437          13,069
Less net foreign taxes withheld                                                           (3,325)             --
                                                                                  --------------  --------------
                                                                                         250,446         154,467
                                                                                  --------------  --------------

EXPENSES
Management fees (Note 4)                                                                 353,105         213,916
Distribution fees--Retail Class (Note 4)                                                  67,913          12,629
Service and distribution fees--Admin Class (Note 4)                                           --              --
Trustees' fees and expenses (Note 4)                                                      14,435          13,583
Administrative fees (Note 4)                                                              26,121          15,890
Custodian fees and expenses                                                               18,487          18,027
Transfer agent fees and expenses--Institutional Class (Note 4)                            10,111          14,322
Transfer agent fees and expenses--Retail Class (Note 4)                                   35,393           5,273
Transfer agent fees and expenses--Admin Class (Note 4)                                        --              --
Audit and tax services fees                                                               35,877          33,250
Registration fees                                                                         35,425          30,351
Shareholder reporting expenses                                                             5,557             785
Legal fees                                                                                 1,202             713
Miscellaneous expenses                                                                     5,523           4,777
                                                                                  --------------  --------------
Total expenses                                                                           609,149         363,516
Less fee reduction and/or expense reimbursement (Note 4)                                 (70,620)        (65,674)
                                                                                  --------------  --------------
Net expenses                                                                             538,529         297,842
                                                                                  --------------  --------------
Net investment income (loss)                                                            (288,083)       (143,375)
                                                                                  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
REALIZED GAIN ON:
Investments--net                                                                       7,015,226       3,362,779
Foreign currency transactions--net                                                            20              --
                                                                                  --------------  --------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                       8,067,150       5,500,407
Foreign currency translations--net                                                           109              --
                                                                                  --------------  --------------
Net realized and unrealized gain on investments and foreign currency transactions     15,082,505       8,863,186
                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $   14,794,422  $    8,719,811
                                                                                  --------------  --------------

*Amount includes $653,450 of net realized gains related to a redemption-in-kind on October 20, 2006. The amount will not be recognized for Federal Income
 Tax purposes.
**Includes a non-recurring special dividend of $1,690,000 and $51,450 for Small
  Cap Value Fund and Tax-Managed Equity Fund, respectively, for which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

                       SMALL CAP VALUE     TAX-MANAGED
                            FUND           EQUITY FUND
                       ----------------------------------
                        $   10,312,981** $      129,166**
                             1,757,812           15,996
                               372,968            1,764
                                45,497               --
                                  (913)              --
                       ----------------------------------
                            12,488,345          146,926
                       ----------------------------------

                             7,150,945           33,981
                               932,610               --
                               390,830               --
                                48,325           12,636
                               528,193            3,784
                                72,777           15,736
                               197,673            4,372
                               507,128               --
                               164,278               --
                                38,547           30,883
                                88,035           24,253
                               125,629            1,158
                                24,907              183
                                32,761            3,790
                       ----------------------------------
                            10,302,638          130,776
                              (450,879)         (86,601)
                       ----------------------------------
                             9,851,759           44,175
                       ----------------------------------
                             2,636,586          102,751
                       ----------------------------------

                           100,922,002        1,153,272*
                                    --               --
                       ----------------------------------

                            34,456,656         (241,314)
                                    --               --
                       ----------------------------------
                           135,378,658          911,958
                       ----------------------------------

                        $  138,015,244   $    1,014,709
                       ----------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MID CAP GROWTH FUND


                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                    $  (288,083)       $   (302,912)
Net realized gain on investments and foreign currency transactions                       7,015,246           5,806,076
Net change in net unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                                   8,067,259          (3,169,570)
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                        14,794,422           2,333,594
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
CAPITAL GAINS:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
                                                                                    ------------------ ------------------
Total distributions                                                                             --                  --
                                                                                    ------------------ ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)                (4,132,735)        (10,159,975)
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                 10,661,687          (7,826,381)
NET ASSETS
Beginning of year                                                                       44,134,937          51,961,318
                                                                                    ------------------ ------------------
End of year                                                                            $54,796,624        $ 44,134,937
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS                    $   (38,169)       $    (25,310)
                                                                                    ------------------ ------------------

SMALL CAP GROWTH FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                         $  (143,375)       $  (164,347)
Net realized gain on investments                                              3,362,779          2,479,317
Net change in net unrealized appreciation (depreciation) on investments       5,500,407           (935,346)
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              8,719,811          1,379,624
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                  --                 --
Retail Class                                                                         --                 --
CAPITAL GAINS:
Institutional Class                                                                  --                 --
Retail Class                                                                         --                 --
                                                                         ------------------ ------------------
TOTAL DISTRIBUTIONS                                                                  --                 --
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     16,896,224          2,617,609
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                 346             18,107
Retail Class                                                                        186              3,369
                                                                         ------------------ ------------------
Total increase in net assets                                                 25,616,567          4,018,709
NET ASSETS
Beginning of year                                                            23,395,627         19,376,918
                                                                         ------------------ ------------------
End of year                                                                 $49,012,194        $23,395,627
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS         $   (35,571)       $   (23,291)
                                                                         ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $    2,636,586      $  2,541,737
Net realized gain on investments                                              100,922,002        94,104,228
Net change in net unrealized appreciation (depreciation) on investments        34,456,656       (18,494,360)
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              138,015,244        78,151,605
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (2,801,001)       (2,173,458)
Retail Class                                                                   (1,058,622)         (748,627)
Admin Class                                                                      (101,702)          (47,377)
CAPITAL GAINS:
Institutional Class                                                           (50,563,842)      (36,009,634)
Retail Class                                                                  (32,749,822)      (21,502,778)
Admin Class                                                                    (7,983,100)       (6,186,131)
                                                                         ------------------ ------------------
Total distributions                                                           (95,258,089)      (66,668,005)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      235,053,214        80,692,685
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                16,563            17,840
Retail Class                                                                       13,201            11,357
Admin Class                                                                         2,493             2,753
                                                                         ------------------ ------------------
Total increase in net assets                                                  277,842,626        92,208,235
NET ASSETS
Beginning of year                                                             798,771,288       706,563,053
                                                                         ------------------ ------------------
End of year                                                                $1,076,613,914      $798,771,288
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                        $      334,317      $  1,659,056
                                                                         ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $   102,751        $    66,073
Net realized gain on investments                                              1,153,272            210,739
Net change in net unrealized appreciation (depreciation) on investments        (241,314)           657,313
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              1,014,709            934,125
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (75,417)           (54,165)
CAPITAL GAINS:
Institutional Class                                                                  --                 --
                                                                         ------------------ ------------------
Total distributions                                                             (75,417)           (54,165)
                                                                         ------------------ ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     (3,344,828)        (1,034,586)
                                                                         ------------------ ------------------
Total decrease in net assets                                                 (2,405,536)          (154,626)
NET ASSETS
Beginning of year                                                             9,075,648          9,230,274
                                                                         ------------------ ------------------
End of year                                                                 $ 6,670,112        $ 9,075,648
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $    81,300        $    53,966
                                                                         ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                           -----------------------------------------  ----------------------------
               Net asset                                                Dividends    Distributions
                value,         Net         Net realized  Total from        from        from net
               beginning    investment    and unrealized investment   net investment   realized
             of the period  loss/(c)/      gain (loss)   operations       income     capital gains
--------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2007       $20.13       $(0.11)/(d)/     $7.49        $7.38          $   --          $--
9/30/2006        19.00        (0.10)           1.23         1.13              --           --
9/30/2005        15.50        (0.10)           3.78         3.68           (0.18)          --
9/30/2004        13.69        (0.13)           1.94         1.81              --           --
9/30/2003        10.70        (0.10)           3.09         2.99              --           --

RETAIL CLASS
9/30/2007       $19.69       $(0.16)/(d)/     $7.31        $7.15          $   --          $--
9/30/2006        18.63        (0.15)           1.21         1.06              --           --
9/30/2005        15.20        (0.14)           3.70         3.56           (0.13)          --
9/30/2004        13.46        (0.16)           1.90         1.74              --           --
9/30/2003        10.55        (0.13)           3.04         2.91              --           --



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Includes a non-recurring payment of $0.02 per share. See Note 2.

                See accompanying notes to financial statements.

                                                           RATIOS TO AVERAGE NET ASSETS
--------------                                       ------------------------------------------
              Net asset                  Net assets,
                value,                     end of                                      Net     Portfolio
    Total       end of       Total       the period        Net            Gross     investment turnover
distributions the period return (%)/(a)/   (000's)   expenses (%)/(b)/ expenses (%)  loss (%)  rate (%)
--------------------------------------------------------------------------------------------------------

   $   --       $27.51        36.7         $24,143         1.00            1.10       (0.47)      194
       --        20.13         6.0          17,467         1.00            1.12       (0.49)      211
    (0.18)       19.00        23.9          26,159         1.00            1.21       (0.60)      280
       --        15.50        13.2          25,191         1.00            1.17       (0.84)      284
       --        13.69        27.9          23,866         1.00            1.23       (0.88)      248

   $   --       $26.84        36.3         $30,654         1.25            1.43       (0.71)      194
       --        19.69         5.7          26,668         1.25            1.52       (0.72)      211
    (0.13)       18.63        23.6          25,802         1.25            1.50       (0.85)      280
       --        15.20        12.9          25,382         1.25            1.42       (1.10)      284
       --        13.46        27.6          32,813         1.25            1.47       (1.13)      248

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME (LOSS) FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                  ---------------------------------------------  ----------------------------
                      Net asset         Net                                        Dividends    Distributions
                       value,       investment        Net realized  Total from        from        from net
                      beginning       income         and unrealized investment   net investment   realized
                    of the period (loss)/(c)(d)/      gain (loss)   operations       income     capital gains
-------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2007              $12.00        $(0.06)/(f)/        $3.93        $3.87          $   --        $   --
9/30/2006               11.08         (0.08)              0.99         0.91              --            --
9/30/2005                8.96         (0.08)              2.20         2.12              --            --
9/30/2004                8.59         (0.09)              0.46         0.37              --            --
9/30/2003                6.35         (0.06)              2.30         2.24              --            --

RETAIL CLASS
9/30/2007              $11.71        $(0.09)/(f)/        $3.83        $3.74          $   --        $   --
9/30/2006               10.84         (0.11)              0.97         0.86              --            --
9/30/2005                8.78         (0.11)              2.17         2.06              --            --
9/30/2004                8.45         (0.11)              0.44         0.33              --            --
9/30/2003                6.26         (0.08)              2.27         2.19              --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2007              $27.69        $ 0.12/(f)(g)/      $4.29        $4.41          $(0.17)       $(3.16)
9/30/2006               27.43          0.13               2.70         2.83           (0.15)        (2.42)
9/30/2005               25.75          0.13               4.22         4.35           (0.02)        (2.65)
9/30/2004               21.34          0.04               4.97         5.01           (0.05)        (0.55)
9/30/2003               17.28          0.05               4.01         4.06              --            --

RETAIL CLASS
9/30/2007              $27.46        $ 0.04/(f)(g)/      $4.28        $4.32          $(0.10)       $(3.16)
9/30/2006               27.23          0.06               2.67         2.73           (0.08)        (2.42)
9/30/2005               25.62          0.06               4.20         4.26              --         (2.65)
9/30/2004               21.25         (0.02)              4.95         4.93           (0.01)        (0.55)
9/30/2003               17.25         (0.00)              4.00         4.00              --            --

ADMIN CLASS
9/30/2007              $27.14        $(0.03)/(f)(g)/     $4.22        $4.19          $(0.04)       $(3.16)
9/30/2006               26.94         (0.01)              2.65         2.64           (0.02)        (2.42)
9/30/2005               25.43         (0.00)              4.16         4.16              --         (2.65)
9/30/2004               21.13         (0.08)              4.93         4.85              --         (0.55)
9/30/2003               17.20         (0.05)              3.98         3.93              --            --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share, if applicable.
(e) Includes expense recapture of 0.02%. See Note 4.
(f) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively. See Note 2.
(g) Includes a non-recurring special dividend of $0.05 per share in which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

                                                                            RATIOS TO AVERAGE NET ASSETS
----------------                                                  --------------------------------------------------
                           Net asset                  Net assets,
                             value,                     end of                                           Net        Portfolio
      Total     Redemption   end of       Total       the period        Net            Gross         investment     turnover
  distributions fees/(d)/  the period return (%)/(a)/   (000's)   expenses (%)/(b)/ expenses (%)  income (loss) (%) rate (%)
-----------------------------------------------------------------------------------------------------------------------------

     $   --       $0.00      $15.87        32.3        $ 28,088         1.00            1.23            (0.47)          83
         --        0.01       12.00         8.3          20,414         1.00            1.38            (0.69)         100
         --        0.00       11.08        23.7          15,785         1.00            1.70            (0.85)         227
         --        0.00        8.96         4.3          15,867         1.00            1.31            (0.95)         217
         --          --        8.59        35.3          22,519         1.00            1.19            (0.91)         190

     $   --       $0.00      $15.45        31.9        $ 20,924         1.25            1.50            (0.66)          83
         --        0.01       11.71         8.0           2,981         1.25            1.92            (0.94)         100
         --        0.00       10.84        23.5           3,592         1.25            1.87            (1.14)         227
         --        0.00        8.78         3.9          14,589         1.25            1.52            (1.19)         217
         --          --        8.45        35.0          30,345         1.25            1.43            (1.17)         190


     $(3.33)      $0.00      $28.77        17.0        $534,776         0.89            0.89             0.43           57
      (2.57)       0.00       27.69        11.2         442,714         0.89/(e)/       0.89/(e)/        0.47           62
      (2.67)       0.00       27.43        18.0         403,110         0.90            0.93             0.48           59
      (0.60)       0.00       25.75        23.8         346,356         0.90            0.93             0.16           70
         --          --       21.34        23.5         289,945         0.90            0.94             0.26           74

     $(3.26)      $0.00      $28.52        16.7        $465,055         1.15            1.24             0.15           57
      (2.50)       0.00       27.46        10.9         291,690         1.15            1.20             0.21           62
      (2.65)       0.00       27.23        17.7         235,948         1.15            1.20             0.24           59
      (0.56)       0.00       25.62        23.5         173,411         1.15            1.18            (0.08)          70
         --          --       21.25        23.2         140,152         1.15            1.20            (0.01)          74

     $(3.20)      $0.00      $28.13        16.4        $ 76,783         1.40            1.56            (0.10)          57
      (2.44)       0.00       27.14        10.6          64,367         1.40            1.46            (0.04)          62
      (2.65)       0.00       26.94        17.4          67,505         1.40            1.43            (0.01)          59
      (0.55)       0.00       25.43        23.3          62,680         1.40            1.43            (0.33)          70
         --          --       21.13        22.9          37,411         1.40            1.47            (0.27)          74

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset      Net                                       Dividends    Distributions
                       value,     investment      Net realized  Total from        from        from net
                      beginning     income       and unrealized investment   net investment   realized
                    of the period (loss)/(c)/     gain (loss)   operations       income     capital gains
---------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2007              $10.18       $0.16/(d)/       $1.45        $1.61          $(0.08)         $--
9/30/2006                9.20        0.07             0.97         1.04           (0.06)          --
9/30/2005                8.49        0.05             0.69         0.74           (0.03)          --
9/30/2004                7.66        0.05             0.97         1.02           (0.19)          --
9/30/2003                6.78        0.06             0.85         0.91           (0.03)          --




(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Includes a non-recurring special dividend of $0.08 per share in which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

                                                              RATIOS TO AVERAGE NET ASSETS
----------------                                     -----------------------------------------------
                Net asset                Net assets,
                  value,                   end of                                        Net        Portfolio
      Total       end of       Total     the period        Net          Gross        investment     turnover
  distributions the period return (%)(a)   (000's)   expenses (%)(b) expenses (%) income (loss) (%) rate (%)
-------------------------------------------------------------------------------------------------------------

     $(0.08)      $11.71       15.9        $6,670         0.65           1.92           1.51            45
      (0.06)       10.18       11.3         9,076         0.65           1.64           0.71            40
      (0.03)        9.20        8.7         9,230         0.65           2.02           0.59            38
      (0.19)        8.49       13.4         5,202         0.65           3.39           0.59            27
      (0.03)        7.66       13.5         2,490         0.65           1.82           0.81           200

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Mid Cap Growth Fund (the "Mid Cap Growth Fund"), formerly the Loomis Sayles Aggressive Growth Fund
Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund")

Effective February 1, 2007, the Loomis Sayles Aggressive Growth Fund changed its name to the Loomis Sayles Mid Cap Growth Fund.

Each Fund offers Institutional Class Shares. Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day. The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the recharacterization of distributions received from Real Estate Investment Trusts (REITs) into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2007, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal year beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Notwithstanding the projected regulatory implementation date of March 31, 2008 for the Funds, Management already implemented FIN 48 and has performed an analysis of the Funds' tax positions taken or that will be taken on federal and state tax returns that remain subject to examination (tax years ended
September 30, 2004--2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is

SEPTEMBER 30, 2007

required. Accordingly, there is no impact on the Funds' net assets at September 30, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from REITs, net operating losses and redemption in kind transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2007 and 2006 was as follows:

                            2007 DISTRIBUTIONS PAID FROM:        2006 DISTRIBUTIONS PAID FROM:
                        ------------------------------------- ------------------------------------
                         ORDINARY     LONG-TERM                ORDINARY    LONG-TERM
FUND                      INCOME    CAPITAL GAINS    TOTAL      INCOME   CAPITAL GAINS    TOTAL
----                    ----------- ------------- ----------- ---------- ------------- -----------
Mid Cap Growth Fund     $        --   $        -- $        -- $       --   $        -- $        --
Small Cap Growth Fund            --            --          --         --            --          --
Small Cap Value Fund     19,298,487    75,959,602  95,258,089  8,314,591    58,353,414  66,668,005
Tax-Managed Equity Fund      75,417            --      75,417     54,165            --      54,165

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                   MID CAP      SMALL CAP     SMALL CAP   TAX-MANAGED
                                 GROWTH FUND   GROWTH FUND    VALUE FUND  EQUITY FUND
                                ------------  -------------  ------------ -----------
Undistributed ordinary income   $         --  $          --  $ 15,021,803 $   114,251
Undistributed long-term
  capital gains                           --             --    79,493,698          --
                                ------------  -------------  ------------ -----------
Total undistributed earnings              --             --    94,515,501     114,251
Capital Loss Carryforward:
 Expires September 30, 2010      (66,978,246)  (139,524,244)           --  (1,693,070)
 Expires September 30, 2011      (21,142,388)   (59,283,040)           --  (1,662,157)
 Expires September 30, 2012               --             --            --    (110,150)
 Expires September 30, 2013               --             --            --     (17,395)
                                ------------  -------------  ------------ -----------
Total capital loss carryforward  (88,120,634)  (198,807,284)           --  (3,482,772)
Deferred net capital losses
  (post-October 2006)                     --             --            --          --
Unrealized appreciation
  (depreciation)                  13,026,024      7,762,571   166,882,949   1,536,512
                                ------------  -------------  ------------ -----------
Total accumulated earnings
  (losses)                      $(75,094,610) $(191,044,713) $261,398,450 $(1,832,009)
                                ------------  -------------  ------------ -----------
Capital loss carryforward
  utilized in the current year  $  7,014,819  $   3,369,487  $         -- $   496,668
                                ------------  -------------  ------------ -----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2007 were as follows:

                             VALUE OF        VALUE OF
                        SECURITIES ON LOAN  COLLATERAL
-                       ------------------ ------------
Mid Cap Growth Fund           $ 13,563,407 $ 13,841,374
Small Cap Growth Fund           12,170,425   12,566,782
Small Cap Value Fund           259,064,000  268,273,696
Tax-Managed Equity Fund          1,386,696    1,416,943

I. INDEMNIFICATIONS. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. OTHER INCOME. As a result of an SEC proceeding against an unaffiliated hedge fund, its adviser and other individuals, the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund received settlement payments from a fund created to compensate those parties that may have been harmed by the actions identified in the settlement proceedings. These payments have been included in Other Income in the Statement of Operations.

K. NEW ACCOUNTING PRONOUNCEMENT. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2007, purchases and sales of securities (excluding short-term investments) were as follows:

FUND                                                 PURCHASES                         SALES
----                                                ------------                    ------------
Mid Cap Growth Fund                                 $ 89,128,337                    $ 93,448,690
Small Cap Growth Fund                                 34,252,553                      23,330,360
Small Cap Value Fund                                 614,153,090                     514,061,749
Tax-Managed Equity Fund/(a)/                           2,907,363                       6,080,535
(a)Tax-Managed Equity Fund had a redemption-in-kind on October 20, 2006. The value of the securities is included in the sales.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                        PERCENTAGE OF
                        AVERAGE DAILY
FUND                     NET ASSETS
----                    -------------
Mid Cap Growth Fund         0.75%
Small Cap Growth Fund       0.75%
Small Cap Value Fund        0.75%
Tax-Managed Equity Fund     0.50%

SEPTEMBER 30, 2007


Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the year ended September 30, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                              EXPENSE LIMIT AS A PERCENTAGE OF
                                  AVERAGE DAILY NET ASSETS
                        --------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
----                    ------------------- ------------ -----------
Mid Cap Growth Fund            1.00%           1.25%         --
Small Cap Growth Fund          1.00%           1.25%         --
Small Cap Value Fund           0.90%           1.15%        1.40%
Tax-Managed Equity Fund        0.65%            --           --

For the year ended September 30, 2007, the management fees and reduction of management fees for each Fund were as follows:

                                                           PERCENTAGE OF
                          GROSS    REDUCTION OF    NET     AVERAGE DAILY NET ASSETS
-                       MANAGEMENT  MANAGEMENT  MANAGEMENT ------------------------
FUND                       FEE         FEE         FEE     GROSS         NET
----                    ---------- ------------ ---------- -----        -----
Mid Cap Growth Fund     $  353,105     $ 25,246 $  327,859 0.75%        0.70%
Small Cap Growth Fund      213,916       47,316    166,600 0.75%        0.58%
Small Cap Value Fund     7,150,945           --  7,150,945 0.75%        0.75%
Tax-Managed Equity Fund     33,981           --     33,981 0.50%        0.50%

For the year ended September 30, 2007, in addition to the reduction of management fees, expenses have been reimbursed as follows:

                         EXPENSES
FUND                    REIMBURSED
----                    ----------
Mid Cap Growth Fund       $ 45,374
Small Cap Growth Fund       18,358
Small Cap Value Fund       450,879
Tax-Managed Equity Fund     86,601

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent the expenses of a Class fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2007 were as follows:

                          EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                         SEPTEMBER 30, 2008
                        -----------------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS  TOTAL
----                    ------------------- ------------ ----------- --------
Mid Cap Growth Fund                $ 20,701     $ 49,919    $     -- $ 70,620
Small Cap Growth Fund                53,263       12,411          --   65,674
Small Cap Value Fund                     --      325,613     125,266  450,879
Tax-Managed Equity Fund              86,601           --          --   86,601

Loomis Sayles reimbursed the Mid Cap Growth Fund $12,483 for losses incurred in connection with a trading error.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management U.S. Group, L.P.), which is part of Natixis Global Asset Management (formerly IXIS Asset Management), an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.) provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is an indirect wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I (formerly IXIS Advisors Funds Trust I), Natixis Funds Trust II (formerly IXIS Advisors Funds Trust II), Natixis Funds Trust III (formerly IXIS Advisors Funds Trust III), Natixis Funds Trust IV (formerly IXIS Advisors Funds Trust IV), Natixis

Cash Management Trust (formerly IXIS Advisor Cash Management Trust), ("Natixis Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis. Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreements the Hansberger International Series was added to the Agreement and pays Natixis Advisors monthly its pro rata fees equal to its prorated portion of the above mentioned fees.

New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

For the year ended September 30, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

                        ADMINISTRATIVE
FUND                         FEES
----                    --------------
Mid Cap Growth Fund           $ 26,121
Small Cap Growth Fund           15,890
Small Cap Value Fund           528,193
Tax-Managed Equity Fund          3,784

Effective October 1, 2007, State Street Bank has agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

C. SERVICE AND DISTRIBUTION FEES. Natixis Distributors, L.P. ("Natixis Distributors"), (formerly IXIS Asset Management Distributors, L.P.), a wholly owned subsidiary of Natixis U.S, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to their Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2007, the Funds paid the following service and distribution fees:

                        SERVICE FEES    DISTRIBUTION FEES
                        ------------ ------------------------
FUND                    ADMIN CLASS  RETAIL CLASS ADMIN CLASS
----                    ------------ ------------ -----------
Mid Cap Growth Fund         $     --     $ 67,913    $     --
Small Cap Growth Fund             --       12,629          --
Small Cap Value Fund         195,415      932,610     195,415
Tax-Managed Equity Fund           --           --          --

D. SUB-TRANSFER AGENT FEES. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds agreed to pay a portion of the

SEPTEMBER 30, 2007

intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pay the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

                                 SUB - TRANSFER AGENT FEES
                        --------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
----                    ------------------- ------------ -----------
Mid Cap Growth Fund                $  6,201     $ 29,693    $     --
Small Cap Growth Fund                 8,938        2,633          --
Small Cap Value Fund                164,708      459,281     157,906
Tax-Managed Equity Fund                 126           --          --

E. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. REDEMPTION FEES. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2007, the Funds had no borrowings under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2007, amounts rebated under these agreements were as follows:

FUND                    REBATES
----                    -------
Mid Cap Growth Fund     $10,425
Small Cap Growth Fund     3,522
Small Cap Value Fund     55,156
Tax-Managed Equity Fund     446

7. SHAREHOLDERS. At September 30, 2007, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                     PROFIT SHARING
FUND                    PENSION PLAN RETIREMENT PLAN
----                    ------------ ---------------
Mid Cap Growth Fund          340,019         298,886
Small Cap Growth Fund        398,392         346,588
Small Cap Value Fund         349,568         692,309
Tax-Managed Equity Fund           --              --

At September 30, 2007, one shareholder individually owned more than 5% of the Small Cap Growth Fund's total outstanding shares, representing, in aggregate, 9.0% of the Fund; and four shareholders individually owned more than 5% of the Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 25.7% of the Fund;

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                     MID CAP GROWTH FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  ---------     ------------    -----------    ------------
Issued from the sale of shares         122,987     $  2,932,877        113,035    $  2,403,816
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (113,087)      (2,616,811)      (622,265)    (12,061,960)
                                     ---------     --------------  -------------  -------------
Net change                               9,900     $    316,066       (509,230)   $ (9,658,144)
                                     ---------     --------------  -------------  -------------

                                       Shares         Amount          Shares         Amount
RETAIL CLASS                         ---------     ------------    -----------    ------------
Issued from the sale of shares         404,396     $  9,618,611        466,779    $  9,602,643
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (616,665)     (14,067,412)      (497,710)    (10,104,474)
                                     ---------     --------------  -------------  -------------
Net change                            (212,269)    $ (4,448,801)       (30,931)   $   (501,831)
                                     ---------     --------------  -------------  -------------
Increase (decrease) from
  capital share transactions          (202,369)    $ (4,132,735)      (540,161)   $(10,159,975)
                                     ---------     --------------  -------------  -------------

                                                    SMALL CAP GROWTH FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  ---------     ------------    -----------    ------------
Issued from the sale of shares         227,764     $  3,236,460        514,581    $  6,313,604
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (158,397)      (2,160,742)      (238,173)     (2,861,514)
                                     ---------     --------------  -------------  -------------
Net change                              69,367     $  1,075,718        276,408    $  3,452,090
                                     ---------     --------------  -------------  -------------

                                       Shares         Amount          Shares         Amount
RETAIL CLASS                         ---------     ------------    -----------    ------------
Issued from the sale of shares       1,247,066     $ 17,800,763        118,067    $  1,415,130
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (147,091)      (1,980,257)      (194,917)     (2,249,611)
                                     ---------     --------------  -------------  -------------
Net change                           1,099,975     $ 15,820,506        (76,850)   $   (834,481)
                                     ---------     --------------  -------------  -------------
Increase (decrease) from
  capital share transactions         1,169,342     $ 16,896,224        199,558    $  2,617,609
                                     ---------     --------------  -------------  -------------

SEPTEMBER 30, 2007


                                                     SMALL CAP VALUE FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares          Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   -----------    ------------
Issued from the sale of shares        3,665,690    $ 103,476,796     2,676,286    $ 73,004,753
Issued in connection with
  the reinvestment of distributions   1,908,336       50,494,585     1,409,958      35,671,938
Redeemed                             (2,978,936)     (83,598,708)   (2,792,941)    (76,314,037)
                                     ----------    --------------  -------------  -------------
Net change                            2,595,090    $  70,372,673     1,293,303    $ 32,362,654
                                     ----------    --------------  -------------  -------------

                                       Shares          Amount         Shares         Amount
RETAIL CLASS                         ----------    -------------   -----------    ------------
Issued from the sale of shares        9,567,844    $ 267,672,472     4,178,708    $113,429,036
Issued in connection with
  the reinvestment of distributions   1,279,692       33,617,503       879,102      22,100,621
Redeemed                             (5,159,588)    (145,568,951)   (3,102,060)    (83,870,790)
                                     ----------    --------------  -------------  -------------
Net change                            5,687,948    $ 155,721,024     1,955,750    $ 51,658,867
                                     ----------    --------------  -------------  -------------

                                       Shares          Amount         Shares         Amount
ADMIN CLASS                          ----------    -------------   -----------    ------------
Issued from the sale of shares        1,317,587    $  35,992,658       834,549    $ 22,351,432
Issued in connection with
  the reinvestment of distributions     292,721        7,599,049       237,129       5,902,138
Redeemed                             (1,252,476)     (34,632,190)   (1,206,021)    (31,582,406)
                                     ----------    --------------  -------------  -------------
Net change                              357,832    $   8,959,517      (134,343)   $ (3,328,836)
                                     ----------    --------------  -------------  -------------
Increase (decrease) from
  capital share transactions          8,640,870    $ 235,053,214     3,114,710    $ 80,692,685
                                     ----------    --------------  -------------  -------------

                                                    TAX-MANAGED EQUITY FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares          Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   -----------    ------------
Issued from the sale of shares          136,117    $   1,473,501       110,105    $  1,042,547
Issued in connection with
  the reinvestment of distributions       6,824           70,495         4,870          45,436
Redemptions-in-kind*                   (261,354)      (2,702,405)           --              --
Redeemed                               (203,597)      (2,186,419)     (226,157)     (2,122,569)
                                     ----------    --------------  -------------  -------------
Increase (decrease) from
  capital share transactions           (322,010)   $  (3,344,828)     (111,182)   $ (1,034,586)
                                     ----------    --------------  -------------  -------------
*On October 20, 2006, Natixis US liquidated its position of 261,354 shares. This was accomplished through a redemption-in-kind which included $2,453,150 of securities and
 $249,255 in cash.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Mid Cap Growth Fund (formerly Loomis Sayles Aggressive Growth Fund), Loomis Sayles Small Cap Growth Fund and Loomis Sayles Tax-Managed Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Tax-Managed Equity Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2007, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                        QUALIFYING
FUND                    PERCENTAGE
----                    ----------
Small Cap Value Fund        33.97%
Tax-Managed Equity Fund     99.98%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2007.

FUND                   AMOUNT
----                 -----------
Small Cap Value Fund $75,959,602

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2007, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

FUND
----                 -   -
Small Cap Value Fund
Tax-Managed Equity Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003  Douglas Dillon Professor and Director of  41;
(1940)                   Contract Review    the Belfer Center for Science and         Director, Taubman Centers, Inc.
                          and Governance    International Affairs, John F. Kennedy    (real estate investment trust)
                         Committee Member   School of Government, Harvard
                                            University

Charles D. Baker       Trustee, since 2005  President and Chief Executive Officer,    41;
(1956)                   Contract Review    Harvard Pilgrim Health Care (health plan) None
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002  Retired                                   41;
(1938)                   Chairman of the                                              None
                         Contract Review
                          and Governance
                            Committee

Daniel M. Cain         Trustee, since 2003  President and Chief Executive Officer,    41;
(1945)                   Chairman of the    Cain Brothers & Company, Incorporated     Director, Sheridan Healthcare
                         Audit Committee    (investment banking)                      Inc. (physician practice
                                                                                      management) Trustee, Lexington
                                                                                      Strategic Asset Corporation (realty
                                                                                      investment trust)

Richard Darman         Trustee, since 2003  Partner, The Carlyle Group (investments); 41;
(1943)                   Contract Review    formerly, Professor, John F. Kennedy      Director and Chairman of the
                          and Governance    School of Government, Harvard             Board of Directors, AES
                         Committee Member   University                                Corporation (international power
                                                                                      company)

Jonathan P. Mason      Trustee, since 2007  Chief Financial Officer, Cabot Corp.      41;
(1958)                   Audit Committee    (specialty chemicals); formerly, Vice     None
                              Member        President and Treasurer, International
                                            Paper Company; formerly, Chief Financial
                                            Officer, Carter Holt Harvey (forest
                                            products)

Sandra O. Moose         Chairperson of the  President, Strategic Advisory Services    41;
(1942)                  Board of Trustees   (management consulting); formerly,        Director, Verizon
                          since November    Senior Vice President and Director, The   Communications; Director, Rohm
                               2005         Boston Consulting Group, Inc.             and Haas Company (specialty
                       Trustee, since 2003  (management consulting)                   chemicals); Director, AES
                       Ex officio member of                                           Corporation (international power
                            the Audit                                                 company)
                          Committee and
                         Contract Review
                          and Governance
                            Committee

Cynthia L. Walker      Trustee, since 2005  Executive Dean for Administration         41;
(1956)                   Audit Committee    (formerly, Dean for Finance & CFO),       None
                              Member        Harvard Medical School

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                             NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**              OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Robert J. Blanding/1/    President, Chief   President, Chairman, Director and Chief                41;
(1947)                   Executive Officer  Executive Officer, Loomis, Sayles &                    None
555 California Street   and Trustee, since  Company, L.P.;
San Francisco, CA 94104   2002 for Loomis
                          Sayles Funds I;
                          Chief Executive
                        Officer and Trustee
                          since 2002 for
                           Loomis Sayles
                             Funds II

John T. Hailer/2/         Executive Vice    President and Chief Executive Officer,                 41;
(1960)                     President and    Natixis Asset Management Advisors, L.P.,               None
                        Trustee, since 2003 Natixis Distributors, L.P., Natixis Global for Loomis Sayles  Associates, Inc. and Natixis Global Asset
                        Funds I; President  Management North America; President
                        and Trustee, since  and Chief Executive Officer, Natixis
                          2003 for Loomis   Funds Trust I, Natixis Funds Trust II,
                          Sayles Funds II   Natixis Funds Trust III, Natixis Funds
                                            Trust IV, Natixis Cash Management
                                            Trust, and Hansberger International
                                            Series;

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (the "Funds' Trusts"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or IXIS Equity Diversified Portfolio, which liquidated on August 3, 2007. The number of portfolios overseen includes, as of September 14, 2007, the five series of the Hansberger International Series.
1 Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2 Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and the Distributor.

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH
                        OF TIME SERVED AND                           PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH   TERM OF OFFICE*                              DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUST
 Coleen Downs Dinneen  Secretary, Clerk and Senior Vice President, General Counsel, Secretary and Clerk (formerly,
 (1960)                Chief Legal Officer, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis
                         since September    Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset
                               2004         Management Advisors, L.P.

 Daniel J. Fuss           Executive Vice    Vice Chairman and Director, Loomis, Sayles & Company, L.P.
 (1933)                  President, since
 One Financial Center       June 2003
 Boston, MA 02111

 Russell L. Kane         Chief Compliance   Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy
 (1969)                 Officer, since May  General Counsel, Assistant Secretary and Assistant Clerk, Natixis
                         2006; Assistant    Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice
                       Secretary since June President, Associate General Counsel, Assistant Secretary and Assistant
                         2004; Anti-Money   Clerk, Natixis Distribution Corporation; formerly, Senior Counsel,
                        Laundering Officer  Columbia Management Group.
                         since April 2007

 Michael C. Kardok     Treasurer, Principal Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis
 (1959)                   Financial and     Distributors, L.P.; formerly, Senior Director, PFPC Inc.
                       Accounting Officer,
                        since October 2004

 Robert Krantz            Executive Vice    Executive Vice President, Natixis Distributors, L.P. and Natixis Asset
 (1964)                  President, since   Management Advisors, L.P.
                          September 2007

* Each officer of the Trusts serve for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Bond Fund
         Loomis Sayles Fixed Income Fund
         Loomis Sayles Global Bond Fund
         Loomis Sayles Inflation Protected Securities Fund
         Loomis Sayles Institutional High Income Fund
         Loomis Sayles Intermediate Duration Fixed Income Fund
         Loomis Sayles Investment Grade Fixed Income Fund


                    TABLE OF CONTENTS

                    Fund and Manager Reviews               1

                    Portfolio of Investments              21

                    Statements of Assets and Liabilities  91

                    Statements of Operations              93

                    Statements of Changes in Net Assets   95

                    Financial Highlights                  99

                    Notes to Financial Statements        105

         ANNUAL REPORT
         SEPTEMBER 30, 2007

FUND AND MANAGER REVIEW

LOOMIS SAYLES BOND FUND

         [PHOTO]                          [PHOTO]


  DANIEL FUSS, CFA, CIC             MATTHEW EAGAN, CFA
  Manager since May 1991   Associate Manager since February 2007

         [PHOTO]                          [PHOTO]


  KATHLEEN GAFFNEY, CFA                ELAINE STOKES
Manager since October 1997 Associate Manager since February 2007


PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Lehman US
Government/Credit Index, for the fiscal year ended September 30, 2007. Our security selections and duration strategy accounted for the Fund's performance edge over its Benchmark.

Holdings denominated in foreign currencies (which are not represented in the Benchmark) accounted for the bulk of the Fund's strong results, as the US dollar faltered in the face of a burgeoning global economy. Bonds denominated in the currencies of Canada and Brazil were the strongest. In addition, our relatively long duration strategy contributed favorably to performance late in the period, as we purchased US Treasury securities prior to the liquidity crunch. We are maintaining this duration strategy because we believe Treasurys may continue to benefit in the closing calendar quarter of 2007.

Our quality strategy represented another key contributor to the Fund's strong performance. Unlike the Benchmark, which focuses almost exclusively on investment grade securities, we capitalized on investors' appetite for risk in the first half of the period by shifting into high yield sectors. We redirected assets into higher-quality sectors after the second quarter of 2007, which helped us maintain our performance edge over the Benchmark. Our continued high yield exposure undercut performance during the liquidity crunch late in the period, but not enough to underperform the Benchmark. The Fund ended the period with a Moody's quality rating of A2, slightly higher than at the beginning of the reporting period.

Our REIT (Real Estate Investment Trust) holdings detracted from performance in the softening real-estate environment. In addition, our non-cyclical and consumer cyclical issues, as well as our domestic manufacturing and industrial issues, underperformed due to waning demand throughout the first nine months of 2007.

OUTLOOK
We expect the credit crunch to hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle may affect more hedge funds or banks, that the slump in housing may continue, and that there may be a large wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point cut was met with some early success, calming investor concerns about a

 FUND FACTS
 SYMBOL | Institutional: LSBDX;
 Retail: LSBRX; Admin: LBFAX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities. FUND INCEPTION DATE | 5/16/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 1/2/98
 TOTAL NET ASSETS | $14,342.2 million
possible recession, and we believe that the Fed will continue to do what is necessary to keep the economy and financial markets on a stable course.

Treasury returns may benefit from falling yields, but we believe other sectors may generate greater returns if risk appetites improve. Within the investment grade corporate sector, we expect a modest improvement in spreads if the ongoing credit crunch loosens, the US economy avoids a recession, and corporate profit growth slows. High yield bonds may earn attractive returns throughout the next few quarters, but the market still must work through an excess supply of loans in the wake of leveraged buyouts.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                  SINCE
                      1 YEAR  5 YEARS 10 YEARS INCEPTION(a)
                     --------------------------------------
                      LOOMIS SAYLES BOND: INSTITUTIONAL
                     10.28%    14.14%   9.10%     11.20%
                     --------------------------------------
                      LOOMIS SAYLES BOND: RETAIL(c)
                      9.93     13.84    8.82      10.92
                     --------------------------------------
                      LOOMIS SAYLES BOND: ADMIN(c)
                      9.66     13.57    8.52      10.43
                     --------------------------------------
                      LEHMAN US GOVERNMENT/CREDIT INDEX(d)
                      5.08      4.16    6.03       6.97
                     --------------------------------------
                      LIPPER BBB-RATED FUNDS INDEX(d)
                      5.14      5.82    5.57       6.96
                     --------------------------------------

                 GROSS EXPENSE RATIO (before reductions and reimbursements)*
                Institutional: 0.75%      Retail: 1.02%      Admin: 1.30%
                -------------------------------------------------------------
                 NET EXPENSE RATIO (after reductions and reimbursements)*
                Institutional: 0.70%      Retail: 0.96%      Admin: 1.21%
                -------------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE(e)

 INCEPTION TO SEPTEMBER 30, 2007(b)

                                    [CHART]

              Loomis Sayles            Lipper BBB         Lehman US Government/
               Bond Fund        Rated Funds Index/(d)/      Credit Index/(d)/
              -------------     ----------------------    ---------------------
 5/16/1991       $100,000
 5/31/1991         99,600               100,000                 100,000
 6/30/1991         98,096                99,747                  99,892
 7/31/1991        100,499               100,836                 101,145
 8/31/1991        104,600               103,268                 103,476
 9/30/1991        104,799               105,513                 105,637
10/31/1991        107,712               106,479                 106,581
11/30/1991        106,592               107,336                 107,643
12/31/1991        108,873               111,368                 111,274
 1/31/1992        110,571               110,015                 109,624
 2/29/1992        113,335               110,624                 110,206
 3/31/1992        112,485               110,252                 109,604
 4/30/1992        114,094               110,825                 110,257
 5/31/1992        117,460               113,076                 112,397
 6/30/1992        117,894               114,733                 114,044
 7/31/1992        121,714               117,888                 116,961
 8/31/1992        122,822               118,972                 118,005
 9/30/1992        123,485               120,412                 119,616
10/31/1992        122,053               118,295                 117,791
11/30/1992        123,297               118,435                 117,696
12/31/1992        124,419               120,402                 119,710
 1/31/1993        128,737               123,029                 122,315
 2/28/1993        131,260               125,931                 124,854
 3/31/1993        133,898               126,710                 125,277
 4/30/1993        135,934               127,660                 126,241
 5/31/1993        138,122               127,964                 126,174
 6/30/1993        141,050               130,840                 129,038
 7/31/1993        144,478               132,058                 129,862
 8/31/1993        147,079               135,135                 132,844
 9/30/1993        147,329               135,527                 133,306
10/31/1993        149,553               136,467                 133,851
11/30/1993        150,181               134,898                 132,338
12/31/1993        152,044               135,806                 132,916
 1/31/1994        158,065               138,160                 134,917
 2/28/1994        155,393               135,150                 131,982
 3/31/1994        149,784               131,299                 128,754
 4/30/1994        146,428               129,715                 127,688
 5/31/1994        145,887               129,384                 127,452
 6/30/1994        145,478               128,847                 127,153
 7/31/1994        147,689               131,052                 129,695
 8/31/1994        149,905               131,568                 129,748
 9/30/1994        148,106               129,751                 127,783
10/31/1994        147,425               129,338                 127,641
11/30/1994        145,449               128,992                 127,413
12/31/1994        145,871               129,637                 128,253
 1/31/1995        148,920               131,728                 130,715
 2/28/1995        153,268               134,738                 133,746
 3/31/1995        156,609               135,796                 134,643
 4/30/1995        162,326               138,238                 136,522
 5/31/1995        171,026               144,200                 142,244
 6/30/1995        173,386               145,289                 143,380
 7/31/1995        172,901               144,949                 142,828
 8/31/1995        176,497               147,081                 144,655
 9/30/1995        180,839               148,805                 146,124
10/31/1995        182,629               150,787                 148,270
11/30/1995        188,108               153,260                 150,711
12/31/1995        192,472               155,790                 152,932
 1/31/1996        196,380               157,049                 153,884
 2/29/1996        190,429               153,745                 150,619
 3/31/1996        190,582               152,611                 149,354
 4/30/1996        189,038               151,637                 148,329
 5/31/1996        191,098               151,533                 148,079
 6/30/1996        193,640               153,269                 150,056
 7/31/1996        193,543               153,649                 150,406
 8/31/1996        195,169               153,573                 150,036
 9/30/1996        201,239               156,646                 152,704
10/31/1996        207,960               160,406                 156,268
11/30/1996        216,050               163,983                 159,145
12/31/1996        212,269               162,396                 157,371
 1/31/1997        212,099               162,912                 157,558
 2/28/1997        215,196               163,841                 157,890
 3/31/1997        211,774               161,312                 156,014
 4/30/1997        214,527               163,695                 158,296
 5/31/1997        219,247               165,569                 159,773
 6/30/1997        224,136               168,038                 161,690
 7/31/1997        235,656               173,848                 166,637
 8/31/1997        230,496               171,545                 164,767
 9/30/1997        237,964               174,563                 167,357
10/31/1997        237,155               176,336                 170,038
11/30/1997        238,411               177,198                 170,933
12/31/1997        239,198               179,099                 172,727
 1/31/1998        242,188               181,384                 175,162
 2/28/1998        244,804               181,318                 174,806
 3/31/1998        248,354               182,238                 175,345
 4/30/1998        249,297               183,019                 176,226
 5/31/1998        249,297               184,584                 178,120
 6/30/1998        249,497               185,938                 179,932
 7/31/1998        246,827               185,794                 180,075
 8/31/1998        229,105               184,443                 183,594
 9/30/1998        237,009               188,246                 188,844
10/31/1998        236,322               185,924                 187,510
11/30/1998        250,761               189,362                 188,627
12/31/1998        250,460               189,832                 189,090
 1/31/1999        255,068               191,484                 190,433
 2/28/1999        250,452               187,341                 185,907
 3/31/1999        259,468               189,429                 186,830
 4/30/1999        268,420               190,787                 187,294
 5/31/1999        262,219               188,213                 185,360
 6/30/1999        260,515               187,225                 184,782
 7/31/1999        256,555               186,280                 184,271
 8/31/1999        254,169               185,591                 184,123
 9/30/1999        255,033               187,186                 185,783
10/31/1999        255,237               187,553                 186,265
11/30/1999        257,687               188,007                 186,161
12/31/1999        261,759               187,704                 185,028
 1/31/2000        261,314               187,153                 184,977
 2/29/2000        269,258               189,455                 187,296
 3/31/2000        272,893               191,201                 190,002
 4/30/2000        265,525               188,881                 189,076
 5/31/2000        261,834               187,444                 188,905
 6/30/2000        270,160               192,187                 192,762
 7/31/2000        271,322               193,011                 194,803
 8/31/2000        277,454               196,532                 197,553
 9/30/2000        272,265               197,091                 198,297
10/31/2000        265,187               196,454                 199,540
11/30/2000        263,993               198,276                 202,952
12/31/2000        273,180               202,427                 206,957
 1/31/2001        281,075               207,324                 210,429
 2/28/2001        281,806               209,372                 212,600
 3/31/2001        274,366               209,241                 213,576
 4/30/2001        271,074               208,094                 211,975
 5/31/2001        274,598               209,971                 213,194
 6/30/2001        272,895               210,216                 214,217
 7/31/2001        277,289               214,984                 219,555
 8/31/2001        282,696               217,562                 222,374
 9/30/2001        273,056               215,703                 224,419
10/31/2001        279,882               220,277                 230,114
11/30/2001        282,261               218,851                 226,337
12/31/2001        280,427               217,514                 224,553
 1/31/2002        282,586               218,704                 226,203
 2/28/2002        284,197               219,749                 228,123
 3/31/2002        284,026               216,868                 223,495
 4/30/2002        291,411               220,186                 227,824
 5/31/2002        296,889               221,927                 229,927
 6/30/2002        293,267               220,884                 231,882
 7/31/2002        284,616               219,778                 234,675
 8/31/2002        295,773               224,220                 239,936
 9/30/2002        293,614               226,240                 245,097
10/31/2002        297,607               224,625                 242,755
11/30/2002        307,279               227,862                 242,898
12/31/2002        317,880               233,167                 249,334
 1/31/2003        327,417               234,712                 249,326
 2/28/2003        335,799               238,662                 253,768
 3/31/2003        339,526               239,070                 253,437
 4/30/2003        355,110               243,895                 256,146
 5/31/2003        372,475               250,282                 263,425
 6/30/2003        377,168               250,607                 262,371
 7/31/2003        362,836               242,067                 251,372
 8/31/2003        366,428               243,978                 253,030
 9/30/2003        384,456               251,492                 261,045
10/31/2003        389,300               250,496                 257,741
11/30/2003        398,410               252,217                 258,425
12/31/2003        410,601               255,893                 260,974
 1/31/2004        414,625               258,222                 263,345
 2/29/2004        415,869               260,503                 266,566
 3/31/2004        420,069               262,293                 269,013
 4/30/2004        404,485               255,610                 260,754
 5/31/2004        399,510               253,667                 259,419
 6/30/2004        405,263               255,164                 260,487
 7/31/2004        410,004               257,831                 263,238
 8/31/2004        421,730               263,069                 268,809
 9/30/2004        432,358               264,699                 269,749
10/31/2004        441,654               267,315                 272,086
11/30/2004        450,663               266,428                 269,058
12/31/2004        457,018               269,463                 271,918
 1/31/2005        454,367               270,891                 273,809
 2/28/2005        459,320               270,453                 272,005
 3/31/2005        452,659               267,414                 270,089
 4/30/2005        450,985               269,597                 274,139
 5/31/2005        455,991               272,404                 277,577
 6/30/2005        463,651               274,707                 279,391
 7/31/2005        465,691               273,435                 276,246
 8/31/2005        471,792               276,832                 280,370
 9/30/2005        472,877               274,069                 276,702
10/31/2005        468,432               271,697                 274,334
11/30/2005        471,149               272,813                 275,740
12/31/2005        476,190               275,489                 278,360
 1/31/2006        486,714               276,495                 277,851
 2/28/2006        492,700               277,767                 278,602
 3/31/2006        488,414               274,728                 275,541
 4/30/2006        495,887               274,550                 274,678
 5/31/2006        492,316               273,887                 274,525
 6/30/2006        490,987               273,924                 275,156
 7/31/2006        497,812               277,715                 278,738
 8/31/2006        510,755               282,785                 283,146
 9/30/2006        515,352               285,574                 285,917
10/31/2006        524,473               288,063                 287,717
11/30/2006        532,131               292,058                 291,084
12/31/2006        529,896               290,028                 288,877
 1/31/2007        529,896               290,436                 288,637
 2/28/2007        541,024               296,042                 293,619
 3/31/2007        540,428               294,967                 293,110
 4/30/2007        551,669               297,620                 294,829
 5/31/2007        555,035               295,754                 292,288
 6/30/2007        550,483               293,929                 291,674
 7/31/2007        547,015               293,539                 294,583
 8/31/2007        551,610               296,896                 298,352
 9/30/2007        568,269               300,265                 300,441


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Inception dates of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indices. Index performance data is not available coincident with the Fund's inception date; the beginning value of the index is the value as of the month end closest to the Fund's inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES FIXED INCOME FUND

                                   [PHOTO]
         [PHOTO]

                             MATTHEW EAGAN, CFA
  DANIEL FUSS, CFA, CIC    Associate Manager since
Manager since January 1995      February 2007

         [PHOTO]                   [PHOTO]


  KATHLEEN GAFFNEY, CFA         ELAINE STOKES
 Associate Manager since   Associate Manager since
      February 2007             February 2007


PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Lehman US
Government/Credit Index, for the fiscal year ended September 30, 2007. Our security selections accounted for the Fund's outperformance. When the yield curve steepened late in the period, our longer duration strategy relative to the Benchmark also contributed favorably to the Fund's performance.

Non-US-dollar holdings, which are not represented in the Benchmark, were consistently among the leading drivers of returns, as the US dollar faltered in the face of a burgeoning global economy. Bonds denominated in the currencies of Canada and Brazil were strongest. US-dollar-denominated corporate and high yield securities took turns as the leading sector at later and earlier points during the period, respectively. Select convertible and preferred issues also provided consistent performance throughout fiscal year.

Although we trimmed the Fund's country and currency exposure during the period, we maintained an allocation of approximately one-third of the Fund's total market value.

From a quality perspective, the Fund remained positioned to capitalize on the shift in credit trends, as investors' appetite for risk shifted to a flight to quality. High yield securities maintained a performance edge through the first half of the fiscal year. By the third quarter of 2007, the investment grade portion took the lead, as turmoil in the securitized and high yield markets led to a general re-pricing and avoidance of risk. As of September 30, 2007, the Fund's overall Moody's quality rating was A3, slightly higher than it was at the beginning of the fiscal year.

OUTLOOK
We believe the credit crunch will hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle may affect more hedge funds or banks, that the slump in housing may continue, and that there may be a large wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point cut met with some early success, calming investor concerns about a possible recession, and we believe that the Fed will continue to do what is necessary to keep the economy and financial markets on a stable course.

Treasury returns may benefit from falling yields, but we believe other sectors may generate greater returns if risk appetites improve. Within the investment grade corporate sector, we expect a modest improvement in spreads if the ongoing credit crunch loosens, the US economy avoids a recession, and corporate profit growth slows. High yield

 FUND FACTS
 SYMBOL | LSFIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in fixed-income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.
 FUND INCEPTION DATE | 1/17/95
 FUND REGISTRATION DATE | 3/7/97
 TOTAL NET ASSETS | $605.1 million
bonds may earn attractive returns throughout the next few quarters, but the market still must work through an excess supply of loans in the wake of leveraged buyouts.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                            SINCE         SINCE
              1 YEAR  5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
             ------------------------------------------------------
              LOOMIS SAYLES FIXED INCOME; INSTITUTIONAL
             11.31%    14.36%   9.12%       9.60%         10.98%
             ------------------------------------------------------
              LEHMAN US GOVERNMENT/CREDIT INDEX(b)
              5.08      4.16    6.03        6.27           6.79
             ------------------------------------------------------
              LIPPER BBB-RATED FUNDS INDEX(b)
              5.14      5.82    5.57        5.89           6.72
             ------------------------------------------------------

                             GROSS EXPENSE RATIO (before reductions and reimbursements)*
                            Institutional: 0.60%
                            -------------------------------------------------------------
                             NET EXPENSE RATIO (after reductions and reimbursements)*
                            Institutional: 0.60%
                            -------------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2007(c)

                                    [CHART]

                Loomis Sayles Fixed   Lipper BBB Rated   Lehman Government
                    Income Fund         Funds Index         Credit Index
                -------------------   ----------------   -----------------
  3/7/1997           $3,000,000          $3,000,000           $3,000,000
 3/31/1997            2,973,000           2,953,678            2,964,347
 4/30/1997            3,004,811           2,997,311            3,007,699
 5/31/1997            3,078,128           3,031,640            3,035,766
 6/30/1997            3,144,308           3,076,838            3,072,204
 7/31/1997            3,287,689           3,183,224            3,166,196
 8/31/1997            3,222,921           3,141,058            3,130,654
 9/30/1997            3,317,675           3,196,312            3,179,874
10/31/1997            3,325,306           3,228,775            3,230,813
11/30/1997            3,350,246           3,244,554            3,247,817
12/31/1997            3,351,921           3,279,365            3,281,901
 1/31/1998            3,391,809           3,321,218            3,328,168
 2/28/1998            3,420,978           3,320,000            3,321,403
 3/31/1998            3,471,609           3,336,851            3,331,643
 4/30/1998            3,484,801           3,351,142            3,348,386
 5/31/1998            3,487,589           3,379,801            3,384,376
 6/30/1998            3,490,379           3,404,600            3,418,796
 7/31/1998            3,460,012           3,401,952            3,421,524
 8/31/1998            3,224,385           3,377,229            3,488,383
 9/30/1998            3,336,917           3,446,853            3,588,130
10/31/1998            3,302,213           3,404,340            3,562,792
11/30/1998            3,478,881           3,467,282            3,584,019
12/31/1998            3,476,098           3,475,903            3,592,802
 1/31/1999            3,534,496           3,506,149            3,618,327
 2/28/1999            3,464,513           3,430,289            3,532,333
 3/31/1999            3,578,496           3,468,512            3,549,861
 4/30/1999            3,689,429           3,493,388            3,558,681
 5/31/1999            3,607,524           3,446,257            3,521,944
 6/30/1999            3,586,961           3,428,157            3,510,956
 7/31/1999            3,534,233           3,410,857            3,501,240
 8/31/1999            3,504,898           3,398,236            3,498,437
 9/30/1999            3,531,185           3,427,440            3,529,979
10/31/1999            3,540,013           3,434,173            3,539,135
11/30/1999            3,563,377           3,442,484            3,537,154
12/31/1999            3,606,138           3,436,926            3,515,628
 1/31/2000            3,593,516           3,426,846            3,514,656
 2/29/2000            3,703,119           3,468,999            3,558,718
 3/31/2000            3,743,853           3,500,964            3,610,143
 4/30/2000            3,643,518           3,458,490            3,592,540
 5/31/2000            3,587,043           3,432,181            3,589,289
 6/30/2000            3,699,676           3,519,026            3,662,576
 7/31/2000            3,718,545           3,534,106            3,701,369
 8/31/2000            3,793,659           3,598,576            3,753,616
 9/30/2000            3,740,548           3,608,822            3,767,742
10/31/2000            3,646,660           3,597,158            3,791,362
11/30/2000            3,627,698           3,630,502            3,856,203
12/31/2000            3,744,147           3,706,526            3,932,293
 1/31/2001            3,879,685           3,796,186            3,998,256
 2/28/2001            3,886,280           3,833,677            4,039,515
 3/31/2001            3,794,953           3,831,290            4,058,052
 4/30/2001            3,750,931           3,810,278            4,027,631
 5/31/2001            3,818,823           3,844,647            4,050,802
 6/30/2001            3,802,020           3,849,140            4,070,235
 7/31/2001            3,876,540           3,936,445            4,171,664
 8/31/2001            3,947,480           3,983,648            4,225,219
 9/30/2001            3,801,818           3,949,606            4,264,086
10/31/2001            3,903,327           4,033,352            4,372,280
11/30/2001            3,950,557           4,007,245            4,300,525
12/31/2001            3,920,138           3,982,774            4,266,628
 1/31/2002            3,946,011           4,004,551            4,297,983
 2/28/2002            3,961,006           4,023,698            4,334,459
 3/31/2002            3,975,661           3,970,945            4,246,521
 4/30/2002            4,090,558           4,031,699            4,328,778
 5/31/2002            4,146,190           4,063,576            4,368,729
 6/30/2002            4,083,168           4,044,471            4,405,877
 7/31/2002            3,972,105           4,024,217            4,458,946
 8/31/2002            4,116,690           4,105,564            4,558,918
 9/30/2002            4,057,410           4,142,537            4,656,983
10/31/2002            4,087,029           4,112,979            4,612,473
11/30/2002            4,235,388           4,172,245            4,615,201
12/31/2002            4,371,767           4,269,378            4,737,483
 1/31/2003            4,492,428           4,297,661            4,737,334
 2/28/2003            4,605,188           4,369,988            4,821,721
 3/31/2003            4,653,543           4,377,472            4,815,442
 4/30/2003            4,903,438           4,465,808            4,866,904
 5/31/2003            5,169,204           4,582,770            5,005,220
 6/30/2003            5,237,955           4,588,720            4,985,188
 7/31/2003            5,028,436           4,432,351            4,776,201
 8/31/2003            5,084,755           4,467,340            4,807,706
 9/30/2003            5,334,416           4,604,916            4,959,999
10/31/2003            5,386,694           4,586,679            4,897,214
11/30/2003            5,519,745           4,618,189            4,910,219
12/31/2003            5,689,753           4,685,504            4,958,654
 1/31/2004            5,736,978           4,728,143            5,003,688
 2/29/2004            5,762,795           4,769,917            5,064,904
 3/31/2004            5,823,304           4,802,695            5,111,395
 4/30/2004            5,577,560           4,680,325            4,954,468
 5/31/2004            5,517,323           4,644,737            4,929,092
 6/30/2004            5,598,979           4,672,147            4,949,386
 7/31/2004            5,672,326           4,720,979            5,001,670
 8/31/2004            5,844,765           4,816,889            5,107,509
 9/30/2004            6,004,327           4,846,745            5,125,373
10/31/2004            6,142,426           4,894,639            5,169,771
11/30/2004            6,276,331           4,878,393            5,112,255
12/31/2004            6,385,539           4,933,968            5,166,595
 1/31/2005            6,356,804           4,960,128            5,202,510
 2/28/2005            6,437,536           4,952,106            5,168,239
 3/31/2005            6,313,935           4,896,450            5,131,838
 4/30/2005            6,294,993           4,936,423            5,208,788
 5/31/2005            6,385,641           4,987,831            5,274,115
 6/30/2005            6,494,836           5,029,999            5,308,573
 7/31/2005            6,523,413           5,006,710            5,248,814
 8/31/2005            6,608,869           5,068,901            5,327,184
 9/30/2005            6,599,617           5,018,312            5,257,485
10/31/2005            6,537,581           4,974,872            5,212,488
11/30/2005            6,575,499           4,995,309            5,239,210
12/31/2005            6,648,487           5,044,315            5,288,990
 1/31/2006            6,782,121           5,062,727            5,279,310
 2/28/2006            6,864,185           5,086,025            5,293,587
 3/31/2006            6,812,704           5,030,373            5,235,435
 4/30/2006            6,905,356           5,027,115            5,219,029
 5/31/2006            6,818,349           5,014,979            5,216,114
 6/30/2006            6,802,667           5,015,652            5,228,110
 7/31/2006            6,879,537           5,085,072            5,296,166
 8/31/2006            7,059,093           5,177,896            5,379,917
 9/30/2006            7,131,095           5,228,980            5,432,575
10/31/2006            7,254,463           5,274,541            5,466,771
11/30/2006            7,367,633           5,347,694            5,530,753
12/31/2006            7,357,318           5,310,521            5,488,821
 1/31/2007            7,362,468           5,317,991            5,484,261
 2/28/2007            7,515,608           5,420,639            5,578,926
 3/31/2007            7,542,664           5,400,954            5,569,246
 4/30/2007            7,701,814           5,449,531            5,601,910
 5/31/2007            7,784,224           5,415,369            5,553,625
 6/30/2007            7,729,734           5,381,952            5,541,965
 7/31/2007            7,619,972           5,374,820            5,597,239
 8/31/2007            7,680,170           5,436,279            5,668,844
 9/30/2007            7,937,455           5,497,966            5,708,534


 INCEPTION TO SEPTEMBER 30, 2007(c)

                                     [CHART]

               Loomis Sayles Fixed    Lipper BBB Rated   Lehman Government
                    Income Fund           Funds CV          Credit Index
               -------------------    ----------------   -----------------
 1/17/1995         $ 3,000,000
 1/31/1995           3,027,000           $3,000,000         $3,000,000
 2/28/1995           3,096,016            3,068,543          3,069,564
 3/31/1995           3,149,886            3,092,644          3,090,149
 4/30/1995           3,242,808            3,148,254          3,133,259
 5/31/1995           3,413,704            3,284,046          3,264,577
 6/30/1995           3,464,568            3,308,853          3,290,669
 7/31/1995           3,461,450            3,301,093          3,277,984
 8/31/1995           3,530,333            3,349,649          3,319,921
 9/30/1995           3,629,182            3,388,917          3,353,642
10/31/1995           3,641,158            3,434,063          3,402,892
11/30/1995           3,731,095            3,490,379          3,458,913
12/31/1995           3,806,090            3,547,988          3,509,879
 1/31/1996           3,897,817            3,576,674          3,531,727
 2/29/1996           3,787,119            3,501,430          3,456,792
 3/31/1996           3,768,183            3,475,600          3,427,765
 4/30/1996           3,733,516            3,453,413          3,404,246
 5/31/1996           3,768,238            3,451,048          3,398,513
 6/30/1996           3,815,717            3,490,593          3,443,881
 7/31/1996           3,809,231            3,499,241          3,451,916
 8/31/1996           3,859,894            3,497,505          3,443,430
 9/30/1996           3,979,936            3,567,498          3,504,642
10/31/1996           4,106,896            3,653,128          3,586,439
11/30/1996           4,262,548            3,734,576          3,652,482
12/31/1996           4,195,199            3,698,449          3,611,764
 1/31/1997           4,209,043            3,710,200          3,616,053
 2/28/1997           4,267,970            3,731,364          3,623,682
 3/31/1997           4,219,315            3,673,749          3,580,616
 4/30/1997           4,264,462            3,728,019          3,632,981
 5/31/1997           4,368,515            3,770,718          3,666,882
 6/30/1997           4,462,438            3,826,934          3,710,896
 7/31/1997           4,665,925            3,959,255          3,824,428
 8/31/1997           4,574,006            3,906,810          3,781,498
 9/30/1997           4,708,482            3,975,534          3,840,950
10/31/1997           4,719,312            4,015,911          3,902,478
11/30/1997           4,754,706            4,035,537          3,923,018
12/31/1997           4,757,084            4,078,834          3,964,187
 1/31/1998           4,813,693            4,130,891          4,020,073
 2/28/1998           4,855,091            4,129,376          4,011,902
 3/31/1998           4,926,946            4,150,335          4,024,271
 4/30/1998           4,945,669            4,168,110          4,044,495
 5/31/1998           4,949,625            4,203,756          4,087,967
 6/30/1998           4,953,585            4,234,601          4,129,542
 7/31/1998           4,910,489            4,231,308          4,132,838
 8/31/1998           4,576,084            4,200,557          4,213,597
 9/30/1998           4,735,790            4,287,155          4,334,081
10/31/1998           4,686,537            4,234,277          4,303,474
11/30/1998           4,937,267            4,312,564          4,329,115
12/31/1998           4,933,317            4,323,287          4,339,723
 1/31/1999           5,016,197            4,360,906          4,370,555
 2/28/1999           4,916,876            4,266,552          4,266,684
 3/31/1999           5,078,642            4,314,095          4,287,855
 4/30/1999           5,236,079            4,345,035          4,298,509
 5/31/1999           5,119,839            4,286,414          4,254,134
 6/30/1999           5,090,655            4,263,900          4,240,863
 7/31/1999           5,015,823            4,242,383          4,229,126
 8/31/1999           4,974,191            4,226,685          4,225,740
 9/30/1999           5,011,498            4,263,008          4,263,840
10/31/1999           5,024,027            4,271,382          4,274,900
11/30/1999           5,057,185            4,281,720          4,272,508
12/31/1999           5,117,871            4,274,806          4,246,506
 1/31/2000           5,099,959            4,262,269          4,245,332
 2/29/2000           5,255,508            4,314,699          4,298,555
 3/31/2000           5,313,318            4,354,457          4,360,670
 4/30/2000           5,170,921            4,301,627          4,339,408
 5/31/2000           5,090,772            4,268,904          4,335,481
 6/30/2000           5,250,622            4,376,922          4,424,004
 7/31/2000           5,277,400            4,395,678          4,470,862
 8/31/2000           5,384,004            4,475,865          4,533,970
 9/30/2000           5,308,628            4,488,608          4,551,034
10/31/2000           5,175,381            4,474,101          4,579,563
11/30/2000           5,148,469            4,515,574          4,657,885
12/31/2000           5,313,735            4,610,131          4,749,794
 1/31/2001           5,506,092            4,721,649          4,829,469
 2/28/2001           5,515,453            4,768,280          4,879,306
 3/31/2001           5,385,840            4,765,312          4,901,696
 4/30/2001           5,323,364            4,739,177          4,864,951
 5/31/2001           5,419,717            4,781,924          4,892,939
 6/30/2001           5,395,870            4,787,513          4,916,413
 7/31/2001           5,501,629            4,896,102          5,038,928
 8/31/2001           5,602,309            4,954,812          5,103,617
 9/30/2001           5,395,584            4,912,471          5,150,564
10/31/2001           5,539,646            5,016,634          5,281,250
11/30/2001           5,606,676            4,984,162          5,194,578
12/31/2001           5,563,504            4,953,725          5,153,634
 1/31/2002           5,600,223            4,980,811          5,191,508
 2/28/2002           5,621,504            5,004,626          5,235,566
 3/31/2002           5,642,304            4,939,012          5,129,347
 4/30/2002           5,805,366            5,014,577          5,228,705
 5/31/2002           5,884,319            5,054,226          5,276,962
 6/30/2002           5,794,878            5,030,464          5,321,833
 7/31/2002           5,637,257            5,005,272          5,385,934
 8/31/2002           5,842,453            5,106,450          5,506,689
 9/30/2002           5,758,322            5,152,437          5,625,142
10/31/2002           5,800,357            5,115,672          5,571,378
11/30/2002           6,010,910            5,189,387          5,574,673
12/31/2002           6,204,462            5,310,199          5,722,378
 1/31/2003           6,375,705            5,345,378          5,722,197
 2/28/2003           6,535,735            5,435,337          5,824,128
 3/31/2003           6,604,360            5,444,646          5,816,544
 4/30/2003           6,959,014            5,554,517          5,878,704
 5/31/2003           7,336,193            5,699,993          6,045,775
 6/30/2003           7,433,764            5,707,393          6,021,579
 7/31/2003           7,136,414            5,512,903          5,769,145
 8/31/2003           7,216,342            5,556,422          5,807,199
 9/30/2003           7,570,664            5,727,537          5,991,153
10/31/2003           7,644,857            5,704,854          5,915,314
11/30/2003           7,833,684            5,744,045          5,931,024
12/31/2003           8,074,962            5,827,772          5,989,528
 1/31/2004           8,141,984            5,880,805          6,043,924
 2/29/2004           8,178,623            5,932,764          6,117,866
 3/31/2004           8,264,499            5,973,533          6,174,023
 4/30/2004           7,915,737            5,821,330          5,984,472
 5/31/2004           7,830,247            5,777,066          5,953,820
 6/30/2004           7,946,134            5,811,159          5,978,332
 7/31/2004           8,050,229            5,871,895          6,041,486
 8/31/2004           8,294,956            5,991,186          6,169,328
 9/30/2004           8,521,408            6,028,321          6,190,906
10/31/2004           8,717,400            6,087,891          6,244,534
11/30/2004           8,907,440            6,067,684          6,175,061
12/31/2004           9,062,429            6,136,807          6,240,697
 1/31/2005           9,021,648            6,169,346          6,284,079
 2/28/2005           9,136,223            6,159,368          6,242,684
 3/31/2005           8,960,808            6,090,143          6,198,715
 4/30/2005           8,933,925            6,139,862          6,291,663
 5/31/2005           9,062,574            6,203,802          6,370,571
 6/30/2005           9,217,544            6,256,250          6,412,192
 7/31/2005           9,258,101            6,227,284          6,340,010
 8/31/2005           9,379,382            6,304,636          6,434,672
 9/30/2005           9,366,251            6,241,714          6,350,482
10/31/2005           9,278,208            6,187,683          6,296,131
11/30/2005           9,332,022            6,213,103          6,328,408
12/31/2005           9,435,607            6,274,055          6,388,537
 1/31/2006           9,625,263            6,296,956          6,376,845
 2/28/2006           9,741,729            6,325,933          6,394,089
 3/31/2006           9,668,666            6,256,714          6,323,848
 4/30/2006           9,800,160            6,252,662          6,304,030
 5/31/2006           9,676,678            6,237,567          6,300,509
 6/30/2006           9,654,421            6,238,405          6,315,000
 7/31/2006           9,763,516            6,324,749          6,397,203
 8/31/2006          10,018,344            6,440,202          6,498,366
 9/30/2006          10,120,531            6,503,740          6,561,971
10/31/2006          10,295,616            6,560,408          6,603,276
11/30/2006          10,456,228            6,651,394          6,680,559
12/31/2006          10,441,589            6,605,159          6,629,910
 1/31/2007          10,448,898            6,614,451          6,624,402
 2/28/2007          10,666,235            6,742,123          6,738,747
 3/31/2007          10,704,634            6,717,640          6,727,055
 4/30/2007          10,930,502            6,778,059          6,766,509
 5/31/2007          11,047,458            6,735,569          6,708,185
 6/30/2007          10,970,126            6,694,005          6,694,101
 7/31/2007          10,814,350            6,685,134          6,760,866
 8/31/2007          10,899,783            6,761,577          6,847,358
 9/30/2007          11,264,926            6,838,302          6,895,299


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES GLOBAL BOND FUND

[PHOTO]

                               KEN BUNTROCK, CFA
                         Manager since September 2000

[PHOTO]

                               DAVID ROLLEY, CFA
                         Manager since September 2000

[PHOTO]
                             LYNDA SCHWEITZER, CFA
                          Manager since February 2007


PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the Lehman Global Aggregate Bond Index, for the fiscal year ended September 30, 2007. The Fund's investments in hard currencies (those of politically stable countries) and in the local currencies of emerging markets had strong returns, while the corporate bond sector also added to performance.

Overall, our country allocations contributed positively to performance. The Fund's overweight positions in Mexico and Singapore and underweight position in Europe added to performance. On the other hand, overweight positions in Norway, Sweden and the United Kingdom detracted from performance as central banks in these countries raised interest rates to maintain price stability and the local bond markets underperformed.

The Fund's performance also benefited from overweights in Asian currencies and our positions in the Icelandic krona, Norwegian krone, Swedish krona and Colombian peso, as growth prospects, central bank rate hikes or already higher yield advantages favored these currencies. Our underweights in the Australian dollar and South Korean won detracted from relative performance.

Throughout the period, we maintained an overweight position in corporate bonds. Despite a large sell-off and spread widening from June through August 2007, corporate bonds performed well. With the subprime meltdown affecting credit and market liquidity, investors fled to US Treasurys. The 10-year Treasury yield fell from a high of 5.32% in June to a low of 4.27% in August. High yield bonds outperformed the investment grade corporate bond market during the past 12 months, as measured by the Lehman High Yield and US Corporate Investment Grade Bond Indices, respectively.

Our overall duration strategy had a marginally positive impact on performance. In the US, our long duration added to performance as yields fell. But our long duration position in Europe detracted from performance. In the United Kingdom, we were short duration and did not extend enough to capitalize on falling yields.

OUTLOOK
We took advantage of the sell-off in US mortgage-backed securities by adding to this sector--conventional loans (FNMA, GNMA, FHLMC)--not subprime. Furthermore, we responded to widening credit spreads by adding corporate bonds, particularly euro-denominated bonds, where we had been underweight throughout the fiscal year. We also saw better value in US investment grade and high yield corporate paper and increased our positions. We do not predict a US recession, but we do expect a slowdown in US consumer spending this winter.

We fear some currencies, including the euro, are becoming stretched from a valuation perspective.

 FUND FACTS
 SYMBOL | Institutional: LSGBX;
 Retail: LSGLX
 OBJECTIVE | High total investment return through a combination of high current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities.
 FUND INCEPTION DATE | 5/10/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91; Retail: 1/2/97 TOTAL NET ASSETS | $1,870.6 million

Non-Japan Asian currencies remain an important element of the Fund's Portfolio. In local currency emerging markets, we added to bonds denominated in the currencies of Argentina and Uruguay during the 12-month period.

The trade-weighted dollar is now at a low for the decade. At some point, we will be better buyers of the dollar, but not while recession risks for the US economy still linger.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                       SINCE
                      1 YEAR    5 YEARS   10 YEARS  INCEPTION(a)
                     --------------------------------------------
                      LOOMIS SAYLES GLOBAL BOND: INSTITUTIONAL
                      8.70%      9.40%      7.43%       8.48%
                     --------------------------------------------
                      LOOMIS SAYLES GLOBAL BOND: RETAIL(b)
                      8.36       9.12       7.14        8.30
                     --------------------------------------------
                      LEHMAN GLOBAL AGGREGATE BOND INDEX(c)
                      8.20       6.67       5.90        7.06
                     --------------------------------------------
                      LIPPER GLOBAL INCOME FUNDS INDEX(c)
                      7.77       7.10       5.28        6.32
                     --------------------------------------------

                  GROSS EXPENSE RATIO (before reductions and reimbursements)*
                 Institutional: 0.74%       Retail: 1.09%
                 -------------------------------------------------------------
                  NET EXPENSE RATIO (after reductions and reimbursements)*
                 Institutional: 0.74%       Retail: 1.00%
                 -------------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE(d)

 INCEPTION TO SEPTEMBER 30, 2007(e)

                                    [CHART]

              Loomis Sayles     Lehman Global Aggregate    Lipper Global Income
             Global Bond Fund      Bond Index/(a)(c)/       Funds Index/(a)(c)/
             ----------------   -----------------------    -------------------
 5/10/1991      $100,000             $100,000                  $100,000
 5/31/1991       100,000              100,310                   100,426
 6/30/1991        95,600               99,487                    98,704
 7/31/1991        98,602              101,363                   100,213
 8/31/1991       100,002              103,443                   101,681
 9/30/1991       105,302              106,842                   104,978
10/31/1991       105,808              108,116                   106,110
11/30/1991       108,220              109,444                   106,224
12/31/1991       116,878              114,233                   109,866
 1/31/1992       112,670              112,462                   108,045
 2/29/1992       111,746              112,462                   108,545
 3/31/1992       111,131              111,498                   107,963
 4/30/1992       112,154              112,223                   108,783
 5/31/1992       116,046              115,401                   111,063
 6/30/1992       120,455              118,030                   112,728
 7/31/1992       123,515              120,455                   114,671
 8/31/1992       122,230              123,013                   115,409
 9/30/1992       118,466              123,447                   114,040
10/31/1992       119,958              120,676                   113,867
11/30/1992       117,319              119,534                   112,719
12/31/1992       117,859              120,853                   113,736
 1/31/1993       118,083              122,933                   115,253
 2/28/1993       120,598              124,872                   117,902
 3/31/1993       123,565              126,226                   119,108
 4/30/1993       127,346              128,040                   120,559
 5/31/1993       128,161              128,908                   121,880
 6/30/1993       123,880              129,572                   123,446
 7/31/1993       122,493              129,616                   124,881
 8/31/1993       128,997              132,917                   127,874
 9/30/1993       131,900              134,068                   127,784
10/31/1993       134,221              134,201                   129,506
11/30/1993       132,932              133,006                   128,662
12/31/1993       135,073              134,245                   131,507
 1/31/1994       137,639              135,838                   133,123
 2/28/1994       133,606              134,130                   128,645
 3/31/1994       130,066              132,501                   124,643
 4/30/1994       129,220              132,183                   123,676
 5/31/1994       126,377              131,439                   122,782
 6/30/1994       121,916              132,324                   121,732
 7/31/1994       122,672              134,245                   122,716
 8/31/1994       122,169              134,086                   122,741
 9/30/1994       121,546              133,873                   123,069
10/31/1994       121,923              135,281                   124,266
11/30/1994       123,435              133,926                   123,725
12/31/1994       123,311              134,555                   122,035
 1/31/1995       122,559              137,369                   122,208
 2/28/1995       122,314              140,759                   123,922
 3/31/1995       119,672              145,468                   127,136
 4/30/1995       125,069              147,743                   130,203
 5/31/1995       132,598              152,292                   134,509
 6/30/1995       131,087              153,337                   134,402
 7/31/1995       134,600              154,054                   135,419
 8/31/1995       138,988              152,177                   134,927
 9/30/1995       141,754              155,001                   137,182
10/31/1995       143,384              156,851                   138,445
11/30/1995       149,406              158,718                   140,815
12/31/1995       152,768              161,011                   143,694
 1/31/1996       156,388              160,391                   145,375
 2/29/1996       153,167              158,931                   142,833
 3/31/1996       153,978              158,444                   142,948
 4/30/1996       156,935              157,709                   144,171
 5/31/1996       157,876              157,860                   144,585
 6/30/1996       161,492              159,719                   145,992
 7/31/1996       161,217              161,799                   147,487
 8/31/1996       162,958              162,117                   148,830
 9/30/1996       167,896              163,887                   151,658
10/31/1996       171,942              167,472                   154,729
11/30/1996       177,341              170,092                   158,494
12/31/1996       175,710              168,915                   158,096
 1/31/1997       173,584              166,189                   156,745
 2/28/1997       176,431              165,410                   156,861
 3/31/1997       174,860              163,861                   154,912
 4/30/1997       174,003              164,233                   155,358
 5/31/1997       177,988              167,145                   157,586
 6/30/1997       181,975              168,950                   159,501
 7/31/1997       183,959              169,729                   160,841
 8/31/1997       181,825              169,340                   160,023
 9/30/1997       185,516              172,774                   163,431
10/31/1997       182,956              175,916                   163,264
11/30/1997       182,388              174,960                   163,275
12/31/1997       179,762              175,305                   163,811
 1/31/1998       183,717              176,969                   165,024
 2/28/1998       187,207              177,943                   166,441
 3/31/1998       185,073              177,483                   167,142
 4/30/1998       187,498              179,687                   168,470
 5/31/1998       186,898              180,944                   168,270
 6/30/1998       183,104              181,289                   167,764
 7/31/1998       184,770              182,360                   168,495
 8/31/1998       173,832              186,183                   162,447
 9/30/1998       181,272              194,999                   169,109
10/31/1998       191,604              197,495                   170,551
11/30/1998       199,498              196,300                   172,352
12/31/1998       198,780              199,336                   174,179
 1/31/1999       202,716              198,548                   174,549
 2/28/1999       199,918              192,645                   170,072
 3/31/1999       206,496              192,901                   171,431
 4/30/1999       214,549              192,707                   172,987
 5/31/1999       209,293              189,901                   169,531
 6/30/1999       206,990              187,148                   167,934
 7/31/1999       207,984              190,025                   168,528
 8/31/1999       205,530              189,724                   168,178
 9/30/1999       207,009              192,061                   169,696
10/31/1999       206,181              191,768                   169,468
11/30/1999       204,718              189,671                   168,594
12/31/1999       206,376              189,025                   169,398
 1/31/2000       201,154              185,794                   166,621
 2/29/2000       202,241              185,449                   168,007
 3/31/2000       204,587              189,157                   170,016
 4/30/2000       197,385              184,537                   166,790
 5/31/2000       197,918              185,387                   166,721
 6/30/2000       203,143              190,087                   170,366
 7/31/2000       200,990              188,193                   169,846
 8/31/2000       198,839              187,361                   169,747
 9/30/2000       196,672              187,892                   169,505
10/31/2000       190,555              186,369                   167,818
11/30/2000       194,024              189,573                   170,258
12/31/2000       205,684              195,026                   176,470
 1/31/2001       208,934              195,964                   178,260
 2/28/2001       208,746              196,291                   177,987
 3/31/2001       203,778              192,264                   175,955
 4/30/2001       203,207              192,034                   175,109
 5/31/2001       199,773              192,397                   175,328
 6/30/2001       202,250              191,043                   175,406
 7/31/2001       206,841              195,424                   178,066
 8/31/2001       216,025              201,310                   181,854
 9/30/2001       211,813              202,868                   181,159
10/31/2001       217,362              204,700                   184,763
11/30/2001       218,884              202,319                   182,776
12/31/2001       216,213              198,097                   180,877
 1/31/2002       214,311              196,318                   180,525
 2/28/2002       216,797              197,637                   181,215
 3/31/2002       217,360              196,468                   180,102
 4/30/2002       225,011              202,284                   183,907
 5/31/2002       230,929              206,815                   186,449
 6/30/2002       237,418              214,020                   189,334
 7/31/2002       234,546              215,941                   189,097
 8/31/2002       239,706              219,464                   192,356
 9/30/2002       242,390              221,889                   194,075
10/31/2002       242,584              221,260                   193,810
11/30/2002       247,557              221,836                   194,927
12/31/2002       260,306              230,829                   202,003
 1/31/2003       267,517              233,422                   204,540
 2/28/2003       271,717              236,440                   207,683
 3/31/2003       273,320              237,033                   208,409
 4/30/2003       281,547              240,078                   212,257
 5/31/2003       296,976              248,610                   220,093
 6/30/2003       294,570              245,911                   218,591
 7/31/2003       283,347              238,750                   212,175
 8/31/2003       281,534              238,201                   211,791
 9/30/2003       299,158              249,646                   220,744
10/31/2003       296,944              248,256                   219,425
11/30/2003       303,744              251,496                   221,700
12/31/2003       315,560              259,710                   228,690
 1/31/2004       316,380              260,674                   229,796
 2/29/2004       319,924              262,020                   230,860
 3/31/2004       322,227              264,923                   233,494
 4/30/2004       310,337              255,240                   225,765
 5/31/2004       311,578              256,506                   226,032
 6/30/2004       311,796              257,240                   226,610
 7/31/2004       312,825              257,187                   227,240
 8/31/2004       320,333              262,816                   231,694
 9/30/2004       324,914              265,914                   234,170
10/31/2004       333,037              272,287                   239,015
11/30/2004       342,228              279,501                   244,599
12/31/2004       346,438              283,785                   248,141
 1/31/2005       342,142              280,802                   246,359
 2/28/2005       343,853              281,333                   247,253
 3/31/2005       338,489              277,934                   244,262
 4/30/2005       342,347              281,563                   246,847
 5/31/2005       337,623              277,793                   245,636
 6/30/2005       336,543              276,553                   245,769
 7/31/2005       335,264              274,332                   244,235
 8/31/2005       340,427              278,846                   247,865
 9/30/2005       334,844              274,411                   245,000
10/31/2005       330,323              270,322                   241,785
11/30/2005       327,516              268,410                   239,735
12/31/2005       331,413              271,057                   243,390
 1/31/2006       336,848              274,473                   246,944
 2/28/2006       336,410              273,500                   245,801
 3/31/2006       334,358              270,791                   244,480
 4/30/2006       342,048              275,916                   249,387
 5/31/2006       343,861              279,474                   250,464
 6/30/2006       341,833              277,253                   248,671
 7/31/2006       346,140              280,014                   251,724
 8/31/2006       349,324              283,254                   253,868
 9/30/2006       349,324              283,236                   253,764
10/31/2006       353,411              285,971                   256,802
11/30/2006       361,999              292,937                   262,416
12/31/2006       358,741              289,051                   260,930
 1/31/2007       356,194              286,210                   259,286
 2/28/2007       362,249              292,105                   262,994
 3/31/2007       363,879              292,795                   264,514
 4/30/2007       367,373              296,106                   266,462
 5/31/2007       363,405              291,485                   264,304
 6/30/2007       361,552              290,193                   263,137
 7/31/2007       366,650              296,088                   266,796
 8/31/2007       369,766              299,735                   268,015
 9/30/2007       379,713              306,461                   273,469



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indices. (d) Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of these securities and that of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

[PHOTO]

John Hyll
Manager since January 2003
                          Manager since January 2003

[PHOTO]

Cliff Rowe
Manager since January 2003
                          Manager since January 2003


PORTFOLIO REVIEW
The Fund slightly outperformed its Benchmark, the Lehman US Treasury Inflation Protected Securities Index, for the fiscal year ended September 30, 2007. The Fund's weightings in foreign currencies and high yield credits and its exposure to the intermediate sector of the yield curve contributed to its performance.

In terms of maturity, the Fund's exposure to TIPS (Treasury Inflation-Protected Securities) was slightly more "bulleted" than the Benchmark. As the yield curve steepened during the year, this maturity structure benefited the Fund's TIPS holdings. On the other hand, the Fund's overall maturity structure was similar to the Benchmark, rather than having a significant over- or underweight to any one particular maturity area, which was a negative influence on performance.

All the currency positions in the Fund--Canada, Iceland, Japan, Mexico and Singapore--appreciated significantly against the US dollar and contributed greatly to performance. We increased the Fund's foreign-currency exposure by 1% during the final three months of the reporting period.

As the US housing and mortgage markets faltered, so did the corporate credit markets, primarily within the high yield sector. But when the Federal Reserve Board lowered the federal funds rate in September, the credit markets--particularly high yield--rallied strongly. This rally, combined with the high yield sector's strong performance in the first half of the period, helped make this sector a significant positive driver of performance for the Fund.

Throughout the period, the Fund's duration averaged 6.52 years, approximately half a year longer than that of the Benchmark. Overall, our longer average duration had a modestly positive affect on relative performance.

OUTLOOK
We believe the credit crunch will hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle may affect more hedge funds or banks, that the slump in housing may continue, and that there may be a large wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point cut met with some early success, calming investor concerns about a possible recession, and we believe that the Fed will continue to do what is necessary to keep the economy and financial markets on a stable course.

Treasury returns may benefit from falling yields, but we believe other sectors may generate greater returns if risk appetites improve. Within the investment grade corporate sector, we expect a modest improvement in spreads if the ongoing credit crunch loosens, the US economy avoids a recession, and corporate profit growth slows.

 FUND FACTS
 SYMBOL | LSGSX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the US Treasury
 FUND INCEPTION DATE | 5/21/91
 TOTAL NET ASSETS | $13.5 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                                      SINCE
                      1 YEAR          5 YEARS       10 YEARS       INCEPTION(a)
                     ----------------------------------------------------------------
                      LOOMIS SAYLES INFLATION PROTECTED SECURITIES: INSTITUTIONAL
                      5.05%            3.25%          6.01%            7.53%
                     ----------------------------------------------------------------
                      LEHMAN US TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                      4.98             5.36           7.06              N/A
                     ----------------------------------------------------------------
                      LIPPER TREASURY INFLATION PROTECTED SECURITIES FUNDS INDEX/(b)/
                      4.12              N/A            N/A              N/A
                     ----------------------------------------------------------------

                             GROSS EXPENSE RATIO (before reductions and reimbursements)*
                            Institutional: 1.69%
                            -------------------------------------------------------------
                             NET EXPENSE RATIO (after reductions and reimbursements)*
                            Institutional: 0.40%
                            -------------------------------------------------------------

 * As stated in the most recent prospectus


 INCEPTION TO SEPTEMBER 30, 2007(c)


                                    [CHART]

                 Loomis Sayles             Lehman US          Lipper Treasury
              Inflation Protected     Treasury Securities     Inflation Funds
                Securities Fund          Index/(a)(b)/         Index/(a)(b)/
              -------------------     -------------------     ---------------
 5/21/1991         $100,000
 5/31/1991          100,300                $100,000               $100,000
 6/30/1991           99,999                  99,860                 99,860
 7/31/1991          101,499                 101,048                101,048
 8/31/1991          104,300                 103,393                103,393
 9/30/1991          107,200                 105,564                105,564
10/31/1991          108,015                 106,493                106,493
11/30/1991          109,127                 107,558                107,558
12/31/1991          115,282                 111,226                111,226
 1/31/1992          111,316                 109,490                109,490
 2/29/1992          112,919                 109,918                109,918
 3/31/1992          111,417                 109,276                109,276
 4/30/1992          110,883                 109,963                109,963
 5/31/1992          114,254                 111,993                111,993
 6/30/1992          116,207                 113,597                113,597
 7/31/1992          120,670                 116,461                116,461
 8/31/1992          121,780                 117,546                117,546
 9/30/1992          124,325                 119,209                119,209
10/31/1992          121,329                 117,489                117,489
11/30/1992          121,778                 117,284                117,284
12/31/1992          125,358                 119,259                119,259
 1/31/1993          128,241                 121,794                121,794
 2/28/1993          132,435                 124,233                124,233
 3/31/1993          132,554                 124,648                124,648
 4/30/1993          133,601                 125,607                125,607
 5/31/1993          133,841                 125,469                125,469
 6/30/1993          138,713                 128,252                128,252
 7/31/1993          140,822                 129,035                129,035
 8/31/1993          145,891                 131,915                131,915
 9/30/1993          146,387                 132,421                132,421
10/31/1993          146,622                 132,920                132,920
11/30/1993          144,496                 131,463                131,463
12/31/1993          145,074                 131,972                131,972
 1/31/1994          148,787                 133,777                133,777
 2/28/1994          143,550                 130,944                130,944
 3/31/1994          137,492                 128,001                128,001
 4/30/1994          135,251                 126,993                126,993
 5/31/1994          134,413                 126,831                126,831
 6/30/1994          133,714                 126,538                126,538
 7/31/1994          137,712                 128,865                128,865
 8/31/1994          137,574                 128,889                128,889
 9/30/1994          133,584                 127,073                127,073
10/31/1994          132,890                 126,979                126,979
11/30/1994          133,474                 126,745                126,745
12/31/1994          136,010                 127,518                127,518
 1/31/1995          139,547                 129,890                129,890
 2/28/1995          142,645                 132,687                132,687
 3/31/1995          143,672                 133,519                133,519
 4/30/1995          145,597                 135,263                135,263
 5/31/1995          152,950                 140,718                140,718
 6/30/1995          154,143                 141,798                141,798
 7/31/1995          153,495                 141,277                141,277
 8/31/1995          156,534                 142,937                142,937
 9/30/1995          158,820                 144,313                144,313
10/31/1995          161,123                 146,510                146,510
11/30/1995          164,055                 148,795                148,795
12/31/1995          167,303                 150,904                150,904
 1/31/1996          167,454                 151,831                151,831
 2/29/1996          161,643                 148,737                148,737
 3/31/1996          159,445                 147,495                147,495
 4/30/1996          157,420                 146,554                146,554
 5/31/1996          156,617                 146,308                146,308
 6/30/1996          159,499                 148,197                148,197
 7/31/1996          159,882                 148,563                148,563
 8/31/1996          157,931                 148,231                148,231
 9/30/1996          162,322                 150,691                150,691
10/31/1996          168,230                 154,006                154,006
11/30/1996          172,856                 156,686                156,686
12/31/1996          169,520                 155,086                155,086
 1/31/1997          169,012                 155,258                155,258
 2/28/1997          169,012                 155,472                155,472
 3/31/1997          165,310                 153,826                153,826
 4/30/1997          169,394                 156,046                156,046
 5/31/1997          171,274                 157,392                157,392
 6/30/1997          174,014                 159,159                159,159
 7/31/1997          182,106                 163,677                163,677
 8/31/1997          178,974                 162,058                162,058
 9/30/1997          182,965                 164,495                164,495
10/31/1997          186,624                 167,341                167,341
11/30/1997          188,733                 168,198                168,198
12/31/1997          191,073                 169,956                169,956
 1/31/1998          193,939                 172,499                172,499
 2/28/1998          193,222                 172,031                172,031
 3/31/1998          193,570                 172,519                172,519
 4/30/1998          194,808                 173,295                173,295
 5/31/1998          197,166                 175,074                175,074
 6/30/1998          199,512                 177,066                177,066
 7/31/1998          199,791                 177,339                177,339
 8/31/1998          204,386                 181,953                181,953
 9/30/1998          209,333                 186,857                186,857
10/31/1998          207,742                 186,220                186,220
11/30/1998          209,217                 186,283                186,283
12/31/1998          208,777                 186,699                186,699
 1/31/1999          210,656                 187,784                187,784
 2/28/1999          204,631                 183,318                183,318
 3/31/1999          204,631                 184,037                184,037
 4/30/1999          205,696                 184,454                184,454
 5/31/1999          203,207                 182,837                182,837
 6/30/1999          201,296                 182,464                182,464
 7/31/1999          200,230                 182,199                182,199
 8/31/1999          199,649                 182,197                182,197
 9/30/1999          201,985                 183,677                183,677
10/31/1999          202,712                 183,971                183,971
11/30/1999          201,719                 183,718                183,718
12/31/1999          199,439                 182,529                182,529
 1/31/2000          200,436                 182,784                182,784
 2/29/2000          205,247                 185,386                185,386
 3/31/2000          210,850                 188,640                188,640
 4/30/2000          209,901                 188,118                188,118
 5/31/2000          209,083                 188,239                188,239
 6/30/2000          213,975                 191,596                191,596
 7/31/2000          216,115                 193,452                193,452
 8/31/2000          220,481                 196,312                196,312
 9/30/2000          220,282                 196,871                196,871
10/31/2000          223,410                 198,755                198,755
11/30/2000          229,509                 202,663                202,663
12/31/2000          234,650                 206,703                206,703
 1/31/2001          235,706                 208,783                208,783
 2/28/2001          238,700                 211,158                211,158
 3/31/2001          237,769                 211,898                211,898
 4/30/2001          233,227                 209,735                209,735
 5/31/2001          233,880                 210,427                210,427
 6/30/2001          234,933                 211,396                211,396
 7/31/2001          242,380                 216,472                216,472
 8/31/2001          245,458                 219,159                219,159
 9/30/2001          248,625                 222,974                222,974
10/31/2001          258,843                 228,727                228,727
11/30/2001          249,059                 223,595                223,595
12/31/2001          245,622                 221,651                221,651
 1/31/2002          248,324                 223,086                223,086
 2/28/2002          251,701                 225,145                225,145
 3/31/2002          245,308                 220,248                220,248
 4/30/2002          252,152                 225,496                225,496
 5/31/2002          254,421                 226,848                226,848
 6/30/2002          257,958                 230,022                230,022
 7/31/2002          263,968                 235,073                235,073
 8/31/2002          271,834                 239,731                239,731
 9/30/2002          279,473                 245,351                245,351
10/31/2002          275,504                 243,379                243,379
11/30/2002          273,108                 241,284                241,284
12/31/2002          280,509                 247,130                247,130
 1/31/2003          280,761                 246,510                246,510
 2/28/2003          287,106                 250,487                250,487
 3/31/2003          285,269                 249,773                249,773
 4/30/2003          285,526                 250,930                250,930
 5/31/2003          293,692                 257,443                257,443
 6/30/2003          291,930                 256,095                256,095
 7/31/2003          278,734                 245,509                245,509
 8/31/2003          281,717                 246,883                246,883
 9/30/2003          291,464                 254,059                254,059
10/31/2003          285,926                 250,443                250,443
11/30/2003          286,498                 250,731                250,731
12/31/2003          288,905                 252,953                252,953
 1/31/2004          291,534                 255,047                255,047
 2/29/2004          295,207                 258,102                258,102
 3/31/2004          297,303                 260,374                260,374
 4/30/2004          284,846                 252,539                252,539
 5/31/2004          286,441                 251,605                251,605
 6/30/2004          287,873                 252,626                252,626
 7/31/2004          290,810                 254,979                254,979
 8/31/2004          297,498                 259,945                259,945
 9/30/2004          298,242                 260,473                260,473
10/31/2004          300,151                 262,547                262,547
11/30/2004          297,179                 259,427                259,427
12/31/2004          301,578                 261,748                261,748
 1/31/2005          301,578                 261,768                261,879
 2/28/2005          300,221                 260,650                260,753
 3/31/2005          299,800                 260,883                261,092
 4/30/2005          304,477                 265,865                265,843
 5/31/2005          306,943                 267,693                267,970
 6/30/2005          308,233                 268,832                269,015
 7/31/2005          302,345                 263,188                263,474
 8/31/2005          308,816                 269,262                269,665
 9/30/2005          307,611                 268,885                268,883
10/31/2005          303,366                 265,449                265,119
11/30/2005          303,639                 265,909                265,172
12/31/2005          307,617                 269,180                268,884
 1/31/2006          307,617                 269,154                269,207
 2/28/2006          308,478                 269,025                269,207
 3/31/2006          301,013                 263,123                262,531
 4/30/2006          300,140                 262,901                262,005
 5/31/2006          300,140                 263,675                262,634
 6/30/2006          300,530                 264,421                263,081
 7/31/2006          305,008                 268,723                267,685
 8/31/2006          310,681                 273,383                272,610
 9/30/2006          312,141                 273,832                272,719
10/31/2006          312,735                 273,365                271,819
11/30/2006          316,988                 276,745                276,277
12/31/2006          309,443                 270,290                268,707
 1/31/2007          310,062                 270,643                268,868
 2/28/2007          316,760                 276,420                274,730
 3/31/2007          316,760                 277,072                274,977
 4/30/2007          319,515                 279,040                276,874
 5/31/2007          315,841                 275,394                272,943
 6/30/2007          314,388                 274,974                272,424
 7/31/2007          319,701                 281,232                278,036
 8/31/2007          322,834                 283,668                279,954
 9/30/2007          327,903                 287,453                283,930



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the Fund, since its inception. For illustrative purposes, the chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the Fund, the Lehman US Government Bond Index (the "Former Benchmark"), compared to the performance of the Fund from the Fund's inception date through December 31, 2004. On December 15, 2004, in connection with a change of the Fund's investment objective, the Fund changed its primary benchmark to the Lehman US Treasury Inflation Protected Securities Index (the "New Benchmark"). Since index performance data is not available coincident with the date of the Fund's strategy change, comparative data for the Fund's New Benchmark begins on December 31, 2004. For illustrative purposes, the chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the Fund, from December 31, 2004, through September 30, 2007. The chart above also compares the performance of the Fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 and through September 30, 2007. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indices. Return data is not available for the Lehman US Treasury Inflation Protected Securities Index prior to March 1, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities Funds Index prior to July 1, 2003. (c) The mountain chart is based on the Fund's minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

Effective December 15, 2004, the Fund's name and investment strategy changed. The Fund's strategy emphasizes inflation-protected debt securities issued by the US Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the US government.

CUMULATIVE PERFORMANCE

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                [PHOTO]
        [PHOTO]

                          MATTHEW EAGAN, CFA
 DANIEL FUSS, CFA, CIC  Associate Manager since
Manager since June 1996      February 2007

        [PHOTO]                 [PHOTO]


 KATHLEEN GAFFNEY, CFA       ELAINE STOKES
Associate Manager since Associate Manager since
     February 2007           February 2007

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Lehman High Yield Index, for the fiscal year ended September 30, 2007. Favorable security selections generally accounted for the Fund's good results.

Fiscal 2007 represented a turbulent year for the Fund, with spreads remaining at stubbornly tight levels for the first half before spiking in the latter half. Along the way, respectable gains among lower quality bonds garnered early in the period were washed away. Nevertheless, good bond selection in categories rated BB and AAA by Moody's buoyed overall Fund performance. Within these areas, the Fund enjoyed strong performance from shorter duration issues denominated in the Brazilian real, New Zealand dollar and Icelandic krona, as well as select US-dollar names with BB ratings. Our non-rated securities, which consisted of convertibles and equity positions, contributed positively to relative performance. US Treasury bonds also performed well, but an unfavorable yield curve shift early in the year wiped out much of the Fund's gains from this sector.

On an industry-specific level, names in the supranational, sovereign and banking areas were positive contributors. But consumer non-cyclical, technology and basic industry issues lagged, as perceived weakness and demand for liquidity exerted downward pressure on prices. Housing-related industries also suffered heavily due to the housing market's continued downward spiral.

From a country perspective, issues domiciled in the US, Brazil and the Philippines had the greatest positive impact on relative performance. The sole detractor to relative performance came from a single security domiciled in Peru.

OUTLOOK
We believe the credit crunch will hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle may affect more hedge funds or banks, that the slump in housing may continue, and that there may be a large wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point cut met with some early success, calming investor concerns about a possible recession, and we believe that the Fed will continue to do what is necessary to keep the economy and financial markets on a stable course.

 FUND FACTS
 SYMBOL | LSHIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).
 The Fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.
 FUND INCEPTION DATE | 6/5/96
 FUND REGISTRATION DATE | 3/7/97
 TOTAL NET ASSETS | $187.6 million

Treasury returns may benefit from falling yields, but we believe other sectors may generate greater returns if risk appetites improve. Within the investment grade corporate sector, we expect a modest improvement in spreads if the ongoing credit crunch loosens, the US economy avoids a recession, and corporate profit growth slows. High yield bonds may earn attractive returns throughout the next few quarters, but the market still must work through an excess supply of loans in the wake of leveraged buyouts.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                             SINCE         SINCE
              1 YEAR   5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
             -------------------------------------------------------
              LOOMIS SAYLES INSTITUTIONAL HIGH INCOME: INSTITUTIONAL
             10.81%     19.66%   7.77%       8.58%          8.68%
             -------------------------------------------------------
              LEHMAN HIGH YIELD INDEX(b)
              7.54      12.65    5.85        6.27           6.85
             -------------------------------------------------------
              LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
              7.73      11.65    4.25        4.82           5.49
             -------------------------------------------------------

                             GROSS EXPENSE RATIO (before reductions and reimbursements)*
                            Institutional: 0.80%
                            -------------------------------------------------------------
                             NET EXPENSE RATIO (after reductions and reimbursements)*
                            Institutional: 0.76%
                            -------------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2007(c)

                                      [CHART]

                      Loomis Sayles         Lipper High            Lehman
                      Institutional          Yield Bond          High Yield
                     High Income Fund    Funds Index/(a)(b)/    Index/(a)(b)/
                     ----------------    -------------------    -------------
   3/7/1997             $3,000,000           $3,000,000          $3,000,000
  3/31/1997              2,961,300            2,935,019           2,956,675
  4/30/1997              3,000,093            2,960,015           2,985,600
  5/31/1997              3,089,196            3,038,341           3,051,777
  6/30/1997              3,148,508            3,090,391           3,094,100
  7/31/1997              3,305,934            3,172,824           3,179,060
  8/31/1997              3,302,958            3,180,038           3,171,860
  9/30/1997              3,404,029            3,257,060           3,234,719
 10/31/1997              3,302,929            3,244,290           3,237,599
 11/30/1997              3,317,792            3,267,845           3,268,527
 12/31/1997              3,287,601            3,306,367           3,297,202
  1/31/1998              3,333,298            3,370,604           3,356,554
  2/28/1998              3,398,631            3,402,372           3,376,213
  3/31/1998              3,506,707            3,451,685           3,407,893
  4/30/1998              3,496,889            3,462,458           3,421,354
  5/31/1998              3,401,773            3,458,631           3,433,249
  6/30/1998              3,323,192            3,464,701           3,445,583
  7/31/1998              3,282,649            3,488,336           3,465,180
  8/31/1998              2,784,015            3,222,514           3,273,974
  9/30/1998              2,777,333            3,203,193           3,288,812
 10/31/1998              2,774,000            3,130,474           3,221,383
 11/30/1998              3,041,414            3,314,300           3,355,052
 12/31/1998              2,995,185            3,303,951           3,358,746
  1/31/1999              3,068,567            3,363,790           3,408,645
  2/28/1999              3,049,235            3,350,254           3,388,547
  3/31/1999              3,191,939            3,409,321           3,420,853
  4/30/1999              3,392,712            3,497,486           3,487,155
  5/31/1999              3,296,359            3,431,058           3,439,949
  6/30/1999              3,346,463            3,431,561           3,432,623
  7/31/1999              3,319,357            3,432,623           3,446,397
  8/31/1999              3,249,982            3,397,795           3,408,331
  9/30/1999              3,242,183            3,371,317           3,383,789
 10/31/1999              3,319,346            3,361,592           3,361,313
 11/30/1999              3,396,687            3,420,818           3,400,568
 12/31/1999              3,474,132            3,461,999           3,439,072
  1/31/2000              3,461,277            3,444,984           3,424,234
  2/29/2000              3,568,577            3,469,424           3,430,870
  3/31/2000              3,572,859            3,409,362           3,358,746
  4/30/2000              3,538,560            3,394,490           3,364,130
  5/31/2000              3,457,173            3,334,061           3,329,633
  6/30/2000              3,555,702            3,395,777           3,397,437
  7/31/2000              3,551,436            3,401,865           3,423,357
  8/31/2000              3,671,474            3,419,649           3,446,773
  9/30/2000              3,572,711            3,369,326           3,416,658
 10/31/2000              3,414,083            3,254,168           3,307,219
 11/30/2000              3,182,608            3,072,498           3,176,242
 12/31/2000              3,275,222            3,125,800           3,237,598
  1/31/2001              3,553,616            3,333,190           3,480,143
  2/28/2001              3,548,641            3,343,728           3,526,473
  3/31/2001              3,404,566            3,232,797           3,443,454
  4/30/2001              3,337,496            3,190,415           3,400,568
  5/31/2001              3,399,907            3,224,914           3,461,799
  6/30/2001              3,323,069            3,129,947           3,364,693
  7/31/2001              3,327,722            3,148,290           3,414,216
  8/31/2001              3,351,681            3,162,241           3,454,473
  9/30/2001              3,121,086            2,938,954           3,222,322
 10/31/2001              3,159,475            3,006,177           3,302,022
 11/30/2001              3,289,013            3,101,659           3,422,480
 12/31/2001              3,282,435            3,093,281           3,408,519
  1/31/2002              3,282,435            3,100,728           3,432,247
  2/28/2002              3,176,085            3,045,930           3,384,352
  3/31/2002              3,310,433            3,106,216           3,465,805
  4/30/2002              3,366,379            3,138,694           3,521,213
  5/31/2002              3,332,715            3,107,195           3,501,680
  6/30/2002              3,131,086            2,932,255           3,243,483
  7/31/2002              2,996,763            2,836,135           3,101,801
  8/31/2002              3,058,496            2,884,966           3,190,266
  9/30/2002              2,932,792            2,844,823           3,148,381
 10/31/2002              2,957,134            2,826,824           3,120,896
 11/30/2002              3,213,222            2,989,777           3,314,230
 12/31/2002              3,275,879            3,018,826           3,360,560
  1/31/2003              3,440,001            3,085,588           3,472,441
  2/28/2003              3,502,953            3,126,937           3,515,265
  3/31/2003              3,616,449            3,204,996           3,616,378
  4/30/2003              3,900,340            3,362,352           3,830,936
  5/31/2003              4,045,433            3,402,342           3,870,505
  6/30/2003              4,159,109            3,494,011           3,981,822
  7/31/2003              4,108,784            3,467,076           3,938,059
  8/31/2003              4,153,159            3,513,632           3,983,325
  9/30/2003              4,361,647            3,598,950           4,092,200
 10/31/2003              4,512,997            3,679,708           4,174,843
 11/30/2003              4,645,679            3,722,340           4,238,140
 12/31/2003              4,848,695            3,814,498           4,334,119
  1/31/2004              4,951,487            3,875,711           4,416,824
  2/29/2004              4,924,254            3,868,130           4,405,743
  3/31/2004              4,979,406            3,882,885           4,435,669
  4/30/2004              4,821,559            3,874,065           4,405,492
  5/31/2004              4,690,894            3,814,199           4,330,863
  6/30/2004              4,821,301            3,867,564           4,392,971
  7/31/2004              4,869,514            3,898,393           4,452,699
  8/31/2004              5,013,652            3,962,011           4,540,038
  9/30/2004              5,152,845            4,017,006           4,605,964
 10/31/2004              5,262,601            4,088,474           4,689,171
 11/30/2004              5,386,272            4,146,505           4,745,706
 12/31/2004              5,538,165            4,209,046           4,816,454
  1/31/2005              5,530,965            4,198,679           4,810,193
  2/28/2005              5,650,434            4,262,841           4,880,940
  3/31/2005              5,463,969            4,149,770           4,739,007
  4/30/2005              5,396,763            4,101,283           4,692,802
  5/31/2005              5,508,476            4,167,006           4,776,134
  6/30/2005              5,672,628            4,234,057           4,869,858
  7/31/2005              5,777,005            4,299,810           4,955,005
  8/31/2005              5,814,555            4,320,236           4,964,459
  9/30/2005              5,822,114            4,292,187           4,914,936
 10/31/2005              5,755,160            4,256,801           4,880,627
 11/30/2005              5,792,568            4,295,587           4,906,108
 12/31/2005              5,895,097            4,335,208           4,948,244
  1/31/2006              6,111,447            4,391,116           5,027,193
  2/28/2006              6,263,622            4,427,929           5,060,751
  3/31/2006              6,255,479            4,446,041           5,091,053
  4/30/2006              6,311,778            4,471,661           5,122,420
  5/31/2006              6,207,634            4,461,883           5,121,731
  6/30/2006              6,183,424            4,436,988           5,103,763
  7/31/2006              6,263,809            4,470,848           5,153,724
  8/31/2006              6,392,217            4,531,739           5,237,306
  9/30/2006              6,496,410            4,581,835           5,311,560
 10/31/2006              6,656,871            4,648,061           5,383,810
 11/30/2006              6,809,314            4,728,309           5,474,279
 12/31/2006              6,858,341            4,776,006           5,534,383
  1/31/2007              6,909,778            4,827,168           5,596,177
  2/28/2007              7,012,043            4,889,763           5,674,438
  3/31/2007              7,028,872            4,905,310           5,680,448
  4/30/2007              7,173,667            4,973,049           5,754,263
  5/31/2007              7,241,817            5,015,433           5,797,275
  6/30/2007              7,139,707            4,933,946           5,693,158
  7/31/2007              6,935,511            4,773,995           5,491,559
  8/31/2007              7,037,463            4,820,033           5,566,439
  9/30/2007              7,199,325            4,936,212           5,712,128



 INCEPTION TO SEPTEMBER 30, 2007(c)

                                     [CHART]

                   Loomis Sayles          Lipper High            Lehman
                Institutional High       Current Yield         High Yield
                    Income Fund           Index/(a)(b)/       Index/(a)(b)/
                ------------------       --------------       -------------
   6/5/1996         $3,000,000             $3,000,000          $3,000,000
  6/30/1996          3,009,000              3,001,875           3,024,817
  7/31/1996          2,990,946              3,015,534           3,038,898
  8/31/1996          3,032,819              3,064,208           3,071,731
  9/30/1996          3,113,796              3,144,098           3,145,762
 10/31/1996          3,131,856              3,159,086           3,169,951
 11/30/1996          3,221,740              3,213,523           3,233,107
 12/31/1996          3,228,828              3,253,122           3,255,623
  1/31/1997          3,244,649              3,285,381           3,285,389
  2/28/1997          3,219,341              3,340,543           3,340,250
  3/31/1997          3,165,256              3,268,186           3,292,011
  4/30/1997          3,206,721              3,296,019           3,324,217
  5/31/1997          3,301,960              3,383,236           3,397,899
  6/30/1997          3,365,358              3,441,195           3,445,023
  7/31/1997          3,533,626              3,532,985           3,539,618
  8/31/1997          3,530,445              3,541,018           3,531,601
  9/30/1997          3,638,477              3,626,784           3,601,589
 10/31/1997          3,530,414              3,612,564           3,604,796
 11/30/1997          3,546,301              3,638,792           3,639,232
 12/31/1997          3,514,030              3,681,687           3,671,159
  1/31/1998          3,562,875              3,753,216           3,737,243
  2/28/1998          3,632,707              3,788,591           3,759,132
  3/31/1998          3,748,227              3,843,501           3,794,405
  4/30/1998          3,737,732              3,855,496           3,809,392
  5/31/1998          3,636,066              3,851,235           3,822,637
  6/30/1998          3,552,073              3,857,994           3,836,370
  7/31/1998          3,508,737              3,884,313           3,858,189
  8/31/1998          2,975,760              3,588,316           3,645,297
  9/30/1998          2,968,618              3,566,802           3,661,818
 10/31/1998          2,965,056              3,485,828           3,586,741
 11/30/1998          3,250,887              3,690,521           3,735,570
 12/31/1998          3,201,474              3,678,996           3,739,683
  1/31/1999          3,279,910              3,745,628           3,795,241
  2/28/1999          3,259,247              3,730,556           3,772,865
  3/31/1999          3,411,779              3,796,327           3,808,835
  4/30/1999          3,626,380              3,894,501           3,882,657
  5/31/1999          3,523,391              3,820,533           3,830,096
  6/30/1999          3,576,947              3,821,093           3,821,940
  7/31/1999          3,547,973              3,822,275           3,837,276
  8/31/1999          3,473,821              3,783,494           3,794,893
  9/30/1999          3,465,484              3,754,010           3,767,567
 10/31/1999          3,547,962              3,743,181           3,742,542
 11/30/1999          3,630,630              3,809,130           3,786,249
 12/31/1999          3,713,408              3,854,985           3,829,120
  1/31/2000          3,699,668              3,836,039           3,812,599
  2/29/2000          3,814,358              3,863,253           3,819,988
  3/31/2000          3,818,935              3,796,373           3,739,684
  4/30/2000          3,782,274              3,779,813           3,745,679
  5/31/2000          3,695,281              3,712,525           3,707,269
  6/30/2000          3,800,597              3,781,245           3,782,764
  7/31/2000          3,796,036              3,788,025           3,811,623
  8/31/2000          3,924,342              3,807,828           3,837,695
  9/30/2000          3,818,777              3,751,792           3,804,165
 10/31/2000          3,649,224              3,623,562           3,682,313
 11/30/2000          3,401,806              3,421,271           3,536,482
 12/31/2000          3,500,799              3,480,622           3,604,797
  1/31/2001          3,798,367              3,711,555           3,874,850
  2/28/2001          3,793,049              3,723,289           3,926,434
  3/31/2001          3,639,051              3,599,766           3,834,000
  4/30/2001          3,567,362              3,552,572           3,786,249
  5/31/2001          3,634,072              3,590,988           3,854,425
  6/30/2001          3,551,942              3,485,241           3,746,306
  7/31/2001          3,556,914              3,505,666           3,801,446
  8/31/2001          3,582,524              3,521,201           3,846,269
  9/30/2001          3,336,046              3,272,568           3,587,788
 10/31/2001          3,377,080              3,347,421           3,676,528
 11/30/2001          3,515,540              3,453,742           3,810,648
 12/31/2001          3,508,509              3,444,413           3,795,103
  1/31/2002          3,508,509              3,452,705           3,821,522
  2/28/2002          3,394,833              3,391,687           3,768,195
  3/31/2002          3,538,435              3,458,816           3,858,886
  4/30/2002          3,598,234              3,494,981           3,920,579
  5/31/2002          3,562,252              3,459,907           3,898,830
  6/30/2002          3,346,736              3,265,108           3,611,349
  7/31/2002          3,203,161              3,158,077           3,453,598
  8/31/2002          3,269,146              3,212,452           3,552,097
  9/30/2002          3,134,784              3,167,752           3,505,461
 10/31/2002          3,160,803              3,147,709           3,474,859
 11/30/2002          3,434,528              3,329,160           3,690,121
 12/31/2002          3,501,501              3,361,506           3,741,705
  1/31/2003          3,676,927              3,435,847           3,866,276
  2/28/2003          3,744,214              3,481,889           3,913,957
  3/31/2003          3,865,527              3,568,810           4,026,537
  4/30/2003          4,168,971              3,744,027           4,265,430
  5/31/2003          4,324,057              3,788,557           4,309,486
  6/30/2003          4,445,562              3,890,632           4,433,429
  7/31/2003          4,391,771              3,860,639           4,384,703
  8/31/2003          4,439,202              3,912,480           4,435,102
  9/30/2003          4,662,050              4,007,482           4,556,326
 10/31/2003          4,823,823              4,097,408           4,648,342
 11/30/2003          4,965,644              4,144,879           4,718,818
 12/31/2003          5,182,642              4,247,498           4,825,682
  1/31/2004          5,292,514              4,315,660           4,917,768
  2/29/2004          5,263,406              4,307,219           4,905,429
  3/31/2004          5,322,356              4,323,648           4,938,750
  4/30/2004          5,153,637              4,313,828           4,905,150
  5/31/2004          5,013,974              4,247,166           4,822,057
  6/30/2004          5,153,362              4,306,588           4,891,209
  7/31/2004          5,204,896              4,340,917           4,957,711
  8/31/2004          5,358,961              4,411,757           5,054,955
  9/30/2004          5,508,102              4,472,995           5,128,359
 10/31/2004          5,625,425              4,552,576           5,221,002
 11/30/2004          5,757,622              4,617,194           5,283,950
 12/31/2004          5,919,987              4,686,834           5,362,721
  1/31/2005          5,912,291              4,675,290           5,355,750
  2/28/2005          6,039,996              4,746,735           5,434,522
  3/31/2005          5,840,487              4,620,829           5,276,491
  4/30/2005          5,768,649              4,566,838           5,225,046
  5/31/2005          5,888,060              4,640,022           5,317,829
  6/30/2005          6,063,524              4,714,684           5,422,183
  7/31/2005          6,175,093              4,787,901           5,516,988
  8/31/2005          6,215,231              4,810,646           5,527,514
  9/30/2005          6,223,311              4,779,413           5,472,374
 10/31/2005          6,151,743              4,740,010           5,434,173
 11/30/2005          6,191,729              4,783,199           5,462,545
 12/31/2005          6,301,323              4,827,317           5,509,459
  1/31/2006          6,532,581              4,889,572           5,597,362
  2/28/2006          6,695,243              4,930,564           5,634,726
  3/31/2006          6,686,539              4,950,732           5,668,465
  4/30/2006          6,746,718              4,979,259           5,703,389
  5/31/2006          6,635,397              4,968,372           5,702,622
  6/30/2006          6,609,519              4,940,651           5,682,616
  7/31/2006          6,695,443              4,978,354           5,738,244
  8/31/2006          6,832,699              5,046,157           5,831,305
  9/30/2006          6,944,072              5,101,940           5,913,980
 10/31/2006          7,115,591              5,175,684           5,994,425
 11/30/2006          7,278,538              5,265,041           6,095,154
 12/31/2006          7,330,943              5,318,151           6,162,075
  1/31/2007          7,385,925              5,375,122           6,230,878
  2/28/2007          7,495,237              5,444,822           6,318,014
  3/31/2007          7,513,226              5,462,133           6,324,706
  4/30/2007          7,667,998              5,537,562           6,406,893
  5/31/2007          7,740,844              5,584,757           6,454,783
  6/30/2007          7,631,698              5,494,020           6,338,857
  7/31/2007          7,413,432              5,315,913           6,114,394
  8/31/2007          7,522,409              5,367,176           6,197,766
  9/30/2007          7,695,424              5,496,543           6,359,979



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

[PHOTO]
Neil Burke


                          Manager since December 2005

[PHOTO]

Cliff Rowe
Manager since January 2003
                          Manager since December 2005

[PHOTO]
Richard Raczkowski


                          Manager since December 2005

PORTFOLIO REVIEW
The Fund underperformed its Benchmark, the Lehman US Government/Credit Intermediate Index, for the fiscal year ended September 30, 2007.

During the fiscal year, the Fund remained primarily invested in investment grade corporate bonds, AAA-rated asset-backed securities (ABS) rated AAA by Moody's Investors Service, commercial backed securities (CMBS), and Agency mortgage-backed securities (MBS). Relative to the Benchmark, these sectors were overweighted versus US Treasurys. For most of the period, this positioning produced positive absolute and relative total returns. However, during the third quarter of 2007, a sharp spike in volatility in the securitized and corporate bond markets led to a re-pricing of risk as investors fled to the safety of Treasurys, leading to lower bond yields and wider spreads for all non-Treasury sectors. As a result, the Fund's overweight in non-Treasury securities accounted for the Fund's underperformance versus the Benchmark for the one-year period.

Among the Fund's corporate bond holdings, laggards were concentrated in the finance and housing-related industries, reflecting poor market sentiment in those sectors. On the positive side, the Fund's relative returns were boosted by strong security selection in several BBB-rated bonds in the telecommunications, retail, metals and mining and utility industries.

Throughout the period, the Fund's duration was positioned in line with that of the Index, with some tactical shifts between the first and second quarters of 2007. Overall, duration contributed positively to performance.

OUTLOOK
We believe the credit crunch will hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle may affect more hedge funds or banks, that the slump in housing may continue, and that there may be a large wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point cut met with some early success, calming investor concerns about a possible recession, and we believe that the Fed will continue to do what is necessary to keep the economy and financial markets on a stable course.

Treasury returns may benefit from falling yields, but we believe other sectors such as ABS, MBS, CMBS and corporate bonds may generate greater returns if risk appetites improve. Within the investment grade corporate sector, we expect a modest improvement in spreads if the ongoing credit crunch loosens, the US economy avoids a recession, and corporate profit growth slows.

 FUND FACTS
 SYMBOL | LSDIX
 OBJECTIVE | Above-average total return through a combination of current income and capital appreciation
 STRATEGY | Invests only in investment-grade fixed-income securities. The Fund's weighted average duration generally is two to five years
 FUND INCEPTION DATE | 1/28/98
 TOTAL NET ASSETS | $31.4 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                             SINCE
                          1 YEAR          5 YEARS         INCEPTION(a)
                         ----------------------------------------------------
                          LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME
                          FUND: INSTITUTIONAL
                          4.76%            4.82%              5.19%
                         ----------------------------------------------------
                          LEHMAN US GOV'T/CREDIT INTERMEDIATE INDEX(b)
                          5.43             3.82               5.51
                         ----------------------------------------------------
                          LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS
                          INDEX(b)
                          4.69             4.38               5.36
                         ----------------------------------------------------

                            GROSS EXPENSE RATIO (before reductions and
                            reimbursements)*
                           Institutional: 0.62%
                           ---------------------------------------------------------
                            NET EXPENSE RATIO (after reductions and reimbursements)*
                           Institutional 0.40%
                           ---------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007(c)

                                     [CHART]

                   Loomis Sayles         Lipper
                   Internediate        Intermediate          Lehman Government/
                  Duration Fixed        Investment           Credit Intermediate
                    Income Fund      Grade Index/(a)(b)/        Index/(a)(b)/
                  --------------     -------------------     -------------------
  1/28/1998        $2,000,000
  1/31/1998         2,008,000           $2,000,000                $2,000,000
  2/28/1998         2,008,000            1,997,109                 1,998,476
  3/31/1998         2,016,032            2,004,485                 2,004,896
  4/30/1998         2,024,096            2,013,850                 2,014,941
  5/31/1998         2,036,241            2,032,011                 2,029,721
  6/30/1998         2,042,349            2,048,200                 2,042,676
  7/31/1998         2,050,519            2,052,391                 2,049,881
  8/31/1998         2,030,014            2,080,194                 2,082,096
  9/30/1998         2,038,134            2,126,828                 2,134,402
 10/31/1998         2,042,210            2,109,620                 2,132,300
 11/30/1998         2,060,998            2,120,139                 2,132,139
 12/31/1998         2,064,296            2,129,212                 2,140,706
  1/31/1999         2,083,494            2,142,422                 2,152,461
  2/28/1999         2,064,326            2,104,181                 2,120,823
  3/31/1999         2,092,194            2,120,746                 2,136,642
  4/30/1999         2,115,836            2,127,865                 2,143,200
  5/31/1999         2,085,579            2,106,194                 2,126,712
  6/30/1999         2,092,253            2,099,075                 2,128,190
  7/31/1999         2,087,860            2,091,677                 2,126,319
  8/31/1999         2,083,475            2,089,448                 2,127,936
  9/30/1999         2,112,019            2,112,442                 2,147,796
 10/31/1999         2,118,777            2,115,656                 2,153,338
 11/30/1999         2,130,007            2,118,141                 2,155,994
 12/31/1999         2,132,350            2,108,404                 2,148,950
  1/31/2000         2,125,526            2,100,909                 2,141,099
  2/29/2000         2,145,931            2,123,716                 2,158,742
  3/31/2000         2,166,532            2,149,930                 2,181,257
  4/30/2000         2,155,049            2,136,614                 2,176,315
  5/31/2000         2,145,783            2,132,737                 2,179,710
  6/30/2000         2,192,132            2,177,898                 2,218,160
  7/31/2000         2,213,176            2,196,489                 2,235,041
  8/31/2000         2,234,201            2,226,945                 2,261,437
  9/30/2000         2,257,660            2,241,699                 2,282,013
 10/31/2000         2,255,177            2,249,600                 2,292,405
 11/30/2000         2,279,082            2,285,400                 2,323,557
 12/31/2000         2,320,789            2,331,570                 2,366,372
  1/31/2001         2,373,935            2,372,538                 2,405,214
  2/28/2001         2,395,775            2,395,339                 2,427,938
  3/31/2001         2,417,577            2,404,648                 2,446,551
  4/30/2001         2,419,994            2,391,713                 2,440,085
  5/31/2001         2,447,098            2,406,442                 2,453,825
  6/30/2001         2,454,440            2,415,292                 2,462,993
  7/31/2001         2,496,656            2,473,884                 2,514,144
  8/31/2001         2,526,616            2,501,127                 2,539,293
  9/30/2001         2,551,629            2,520,379                 2,576,334
 10/31/2001         2,584,545            2,571,754                 2,619,056
 11/30/2001         2,579,635            2,539,460                 2,592,822
 12/31/2001         2,554,870            2,523,138                 2,578,458
  1/31/2002         2,557,425            2,541,344                 2,591,852
  2/28/2002         2,559,983            2,565,908                 2,612,451
  3/31/2002         2,534,127            2,521,383                 2,572,731
  4/30/2002         2,547,051            2,566,865                 2,615,246
  5/31/2002         2,573,285            2,587,935                 2,641,364
  6/30/2002         2,541,634            2,586,266                 2,664,203
  7/31/2002         2,515,455            2,596,536                 2,695,748
  8/31/2002         2,576,329            2,646,576                 2,735,907
  9/30/2002         2,578,133            2,675,453                 2,784,887
 10/31/2002         2,570,140            2,665,193                 2,773,964
 11/30/2002         2,605,094            2,677,862                 2,771,586
 12/31/2002         2,660,322            2,732,357                 2,832,067
  1/31/2003         2,671,230            2,740,900                 2,831,928
  2/28/2003         2,717,709            2,779,984                 2,871,787
  3/31/2003         2,726,134            2,780,258                 2,874,766
  4/30/2003         2,767,571            2,812,755                 2,896,727
  5/31/2003         2,828,458            2,865,211                 2,954,922
  6/30/2003         2,839,489            2,864,516                 2,952,959
  7/31/2003         2,766,798            2,767,930                 2,872,734
  8/31/2003         2,775,375            2,788,989                 2,879,523
  9/30/2003         2,854,196            2,863,977                 2,952,382
 10/31/2003         2,837,356            2,843,761                 2,924,578
 11/30/2003         2,845,868            2,851,270                 2,928,550
 12/31/2003         2,880,303            2,880,270                 2,954,137
  1/31/2004         2,903,345            2,903,172                 2,973,535
  2/29/2004         2,931,798            2,931,372                 3,003,879
  3/31/2004         2,957,891            2,952,490                 3,027,250
  4/30/2004         2,882,761            2,881,549                 2,955,453
  5/31/2004         2,865,752            2,867,417                 2,942,036
  6/30/2004         2,880,368            2,880,781                 2,950,858
  7/31/2004         2,907,443            2,907,821                 2,975,752
  8/31/2004         2,951,346            2,960,185                 3,025,425
  9/30/2004         2,956,658            2,967,931                 3,030,690
 10/31/2004         2,974,694            2,991,323                 3,051,105
 11/30/2004         2,957,738            2,972,626                 3,023,301
 12/31/2004         2,976,963            3,003,543                 3,043,992
  1/31/2005         2,981,131            3,019,767                 3,049,881
  2/28/2005         2,967,716            3,006,963                 3,033,138
  3/31/2005         2,947,546            2,989,169                 3,017,481
  4/30/2005         2,971,421            3,025,948                 3,052,006
  5/31/2005         2,992,221            3,057,721                 3,079,394
  6/30/2005         3,003,891            3,075,655                 3,092,372
  7/31/2005         2,990,073            3,051,632                 3,066,693
  8/31/2005         3,016,086            3,089,820                 3,102,556
  9/30/2005         3,000,101            3,058,483                 3,076,253
 10/31/2005         2,986,901            3,033,294                 3,059,395
 11/30/2005         2,998,550            3,044,398                 3,072,720
 12/31/2005         3,015,342            3,072,114                 3,092,049
  1/31/2006         3,020,166            3,076,023                 3,091,587
  2/28/2006         3,025,602            3,085,100                 3,093,827
  3/31/2006         3,011,987            3,055,280                 3,080,156
  4/30/2006         3,014,397            3,051,041                 3,081,819
  5/31/2006         3,013,794            3,047,721                 3,082,004
  6/30/2006         3,016,506            3,050,982                 3,086,669
  7/31/2006         3,051,799            3,093,310                 3,121,285
  8/31/2006         3,087,200            3,139,811                 3,160,451
  9/30/2006         3,114,985            3,166,088                 3,185,369
 10/31/2006         3,133,364            3,187,474                 3,202,180
 11/30/2006         3,163,444            3,224,390                 3,231,347
 12/31/2006         3,149,208            3,209,290                 3,218,253
  1/31/2007         3,156,452            3,206,029                 3,219,431
  2/28/2007         3,200,642            3,257,940                 3,263,908
  3/31/2007         3,203,522            3,256,817                 3,269,335
  4/30/2007         3,219,860            3,273,208                 3,285,062
  5/31/2007         3,198,931            3,245,447                 3,263,978
  6/30/2007         3,195,093            3,232,218                 3,264,578
  7/31/2007         3,215,222            3,250,045                 3,295,638
  8/31/2007         3,235,478            3,279,367                 3,335,382
  9/30/2007         3,262,656            3,314,477                 3,358,405



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indices.
(c) The mountain chart is based on the Fund's minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

If the credit rating of a security held by the Fund falls below investment grade, the Fund may continue to hold it if Loomis Sayles believes the investment is appropriate. The secondary market for securities that fall below investment grade may lack liquidity and such securities may incur greater risk of default, which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

[PHOTO]


                             DANIEL FUSS, CFA, CIC
                            Manager since July 1994

[PHOTO]


                              STEVEN KASETA, CFA
                          Manager since February 2002

[PHOTO]


                             KATHLEEN GAFFNEY, CFA
                    Associate Manager since September 2006

[PHOTO]


                              MATTHEW EAGAN, CFA
                    Associate Manager since September 2006

[PHOTO]


                                 ELAINE STOKES
                    Associate Manager since September 2006

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Lehman US
Government/Credit Index, for the fiscal year ended September 30, 2007. Unlike the Benchmark, the Fund invests in securities that are denominated in foreign currencies rather than US dollars, and this was the primary reason for the Fund's outperformance.

The Canadian dollar made the greatest positive currency contribution to Fund performance, as high commodity prices and a robust economy led to strong appreciation versus the US dollar. Our holdings in bonds denominated in the Brazilian real also performed well, due to the currency's reach into many commodities markets and to investor demand for yield.

In terms of quality, the Fund's holdings rated AAA by Moody's also contributed to its strong performance. Although we maintained a much lower allocation to AAA-rated securities than the Benchmark, our duration strategy was longer, which amplified results. Despite recent spread widening due to the market's re-pricing of risk, high yield credits were the top domestic performers for the 12 months ended September 30, 2007. Our sound security selection within this sector also contributed positively to the Fund's performance. Among corporate bonds, our underweight to financial issues helped results, as many of these securities were drawn down by the turmoil in the subprime mortgage market.

In addition, our quality rotation strategy contributed positively to performance, as we added to our Treasury allocation and reduced exposure to high yield, lower quality bonds. This action reflected our view that lower quality spreads had become unrealistically tight and unattractive from a valuation standpoint. As concerns about economic growth in the United States mounted and began to affect capital markets, the Fund's higher overall quality relative to the Benchmark--a defensive strategy--led to positive returns in the face of volatility and investors' risk aversion.

OUTLOOK
We believe the credit crunch will hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle may affect more hedge funds or banks, that the slump in housing may continue, and that there may be a large wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point

 FUND FACTS
 SYMBOL | LSIGX
 OBJECTIVE | Above-average total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.
 FUND INCEPTION DATE | 7/1/94
 FUND REGISTRATION DATE | 3/7/97
 TOTAL NET ASSETS | $261.7 million
rate cut met with some early success, calming investor concerns about a possible recession, and we believe that the Fed will continue to do what is necessary to keep the economy and financial markets on a stable course.

Treasury returns may benefit from falling yields, but we believe other sectors may generate greater returns if risk appetites improve. Within the investment grade corporate sector, we expect a modest improvement in spreads if the ongoing credit crunch loosens, the US economy avoids a recession, and corporate profit growth slows. High yield bonds may earn attractive returns throughout the next few quarters, but the market still must work through an excess supply of loans in the wake of leveraged buyouts.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                  SINCE          SINCE
              1 YEAR    5 YEARS   10 YEARS   REGISTRATION(a)  INCEPTION(a)
             --------------------------------------------------------------
              LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME: INSTITUTIONAL
             10.19%      11.50%     9.04%         9.31%          10.44%
             --------------------------------------------------------------
              LEHMAN US GOVERNMENT/CREDIT INDEX(b)
              5.08        4.16      6.03          6.27            6.70
             --------------------------------------------------------------
              LIPPER BBB-RATED FUNDS INDEX(b)
              5.14        5.82      5.57          5.89            6.59
             --------------------------------------------------------------

                            GROSS EXPENSE RATIO (before reductions and reimbursements)*
                           Institutional: 0.55%
                           -------------------------------------------------------------
                            NET EXPENSE RATIO (after reductions and reimbursements)*
                           Institutional 0.55%
                           -------------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2007(c)

                                    [CHART]

                Loomis Sayles
               Investment Grade        Lipper BBB-          Lehman US
                 Fixed Income          Rated Funds      Government/Credit
                     Fund             Index/(a)(b)/       Index/(a)(b)/
               ----------------       -------------     -----------------
  3/7/1997        $3,000,000           $3,000,000           $3,000,000
 3/31/1997         2,951,400            2,953,678            2,964,347
 4/30/1997         2,995,081            2,997,311            3,007,699
 5/31/1997         3,044,500            3,031,640            3,035,766
 6/30/1997         3,101,736            3,076,838            3,072,204
 7/31/1997         3,259,925            3,183,224            3,166,196
 8/31/1997         3,167,343            3,141,058            3,130,654
 9/30/1997         3,252,544            3,196,312            3,179,874
10/31/1997         3,282,143            3,228,775            3,230,813
11/30/1997         3,287,394            3,244,554            3,247,817
12/31/1997         3,303,502            3,279,365            3,281,901
 1/31/1998         3,339,510            3,321,218            3,328,168
 2/28/1998         3,358,879            3,320,000            3,321,403
 3/31/1998         3,394,820            3,336,851            3,331,643
 4/30/1998         3,402,967            3,351,142            3,348,386
 5/31/1998         3,425,427            3,379,801            3,384,376
 6/30/1998         3,428,167            3,404,600            3,418,796
 7/31/1998         3,384,972            3,401,952            3,421,524
 8/31/1998         3,207,261            3,377,229            3,488,383
 9/30/1998         3,302,196            3,446,853            3,588,130
10/31/1998         3,273,467            3,404,340            3,562,792
11/30/1998         3,392,948            3,467,282            3,584,019
12/31/1998         3,413,306            3,475,903            3,592,802
 1/31/1999         3,479,183            3,506,149            3,618,327
 2/28/1999         3,425,256            3,430,289            3,532,333
 3/31/1999         3,512,600            3,468,512            3,549,861
 4/30/1999         3,597,605            3,493,388            3,558,681
 5/31/1999         3,530,329            3,446,257            3,521,944
 6/30/1999         3,495,379            3,428,157            3,510,956
 7/31/1999         3,447,143            3,410,857            3,501,240
 8/31/1999         3,433,010            3,398,236            3,498,437
 9/30/1999         3,459,444            3,427,440            3,529,979
10/31/1999         3,448,719            3,434,173            3,539,135
11/30/1999         3,472,171            3,442,484            3,537,154
12/31/1999         3,497,865            3,436,926            3,515,628
 1/31/2000         3,496,116            3,426,846            3,514,656
 2/29/2000         3,597,853            3,468,999            3,558,718
 3/31/2000         3,651,461            3,500,964            3,610,143
 4/30/2000         3,561,270            3,458,490            3,592,540
 5/31/2000         3,536,697            3,432,181            3,589,289
 6/30/2000         3,637,847            3,519,026            3,662,576
 7/31/2000         3,682,956            3,534,106            3,701,369
 8/31/2000         3,754,773            3,598,576            3,753,616
 9/30/2000         3,726,237            3,608,822            3,767,742
10/31/2000         3,660,283            3,597,158            3,791,362
11/30/2000         3,716,651            3,630,502            3,856,203
12/31/2000         3,813,656            3,706,526            3,932,293
 1/31/2001         3,902,133            3,796,186            3,998,256
 2/28/2001         3,942,325            3,833,677            4,039,515
 3/31/2001         3,901,719            3,831,290            4,058,052
 4/30/2001         3,889,623            3,810,278            4,027,631
 5/31/2001         3,947,968            3,844,647            4,050,802
 6/30/2001         3,963,365            3,849,140            4,070,235
 7/31/2001         4,065,619            3,936,445            4,171,664
 8/31/2001         4,172,139            3,983,648            4,225,219
 9/30/2001         4,061,994            3,949,606            4,264,086
10/31/2001         4,195,228            4,033,352            4,372,280
11/30/2001         4,197,745            4,007,245            4,300,525
12/31/2001         4,165,002            3,982,774            4,266,628
 1/31/2002         4,202,487            4,004,551            4,297,983
 2/28/2002         4,232,325            4,023,698            4,334,459
 3/31/2002         4,202,276            3,970,945            4,246,521
 4/30/2002         4,330,865            4,031,699            4,328,778
 5/31/2002         4,429,609            4,063,576            4,368,729
 6/30/2002         4,433,153            4,044,471            4,405,877
 7/31/2002         4,348,923            4,024,217            4,458,946
 8/31/2002         4,464,169            4,105,564            4,558,918
 9/30/2002         4,483,365            4,142,537            4,656,983
10/31/2002         4,413,873            4,112,979            4,612,473
11/30/2002         4,530,841            4,172,245            4,615,201
12/31/2002         4,687,608            4,269,378            4,737,483
 1/31/2003         4,783,704            4,297,661            4,737,334
 2/28/2003         4,916,691            4,369,988            4,821,721
 3/31/2003         4,921,116            4,377,472            4,815,442
 4/30/2003         5,140,105            4,465,808            4,866,904
 5/31/2003         5,465,474            4,582,770            5,005,220
 6/30/2003         5,510,291            4,588,720            4,985,188
 7/31/2003         5,222,654            4,432,351            4,776,201
 8/31/2003         5,268,091            4,467,340            4,807,706
 9/30/2003         5,549,407            4,604,916            4,959,999
10/31/2003         5,561,615            4,586,679            4,897,214
11/30/2003         5,703,437            4,618,189            4,910,219
12/31/2003         5,850,585            4,685,504            4,958,654
 1/31/2004         5,892,124            4,728,143            5,003,688
 2/29/2004         5,955,170            4,769,917            5,064,904
 3/31/2004         6,025,441            4,802,695            5,111,395
 4/30/2004         5,775,385            4,680,325            4,954,468
 5/31/2004         5,747,663            4,644,737            4,929,092
 6/30/2004         5,808,589            4,672,147            4,949,386
 7/31/2004         5,879,454            4,720,979            5,001,670
 8/31/2004         6,042,902            4,816,889            5,107,509
 9/30/2004         6,168,595            4,846,745            5,125,373
10/31/2004         6,282,097            4,894,639            5,169,771
11/30/2004         6,372,559            4,878,393            5,112,255
12/31/2004         6,451,579            4,933,968            5,166,595
 1/31/2005         6,425,127            4,960,128            5,202,510
 2/28/2005         6,460,465            4,952,106            5,168,239
 3/31/2005         6,393,358            4,896,450            5,131,838
 4/30/2005         6,388,883            4,936,423            5,208,788
 5/31/2005         6,402,938            4,987,831            5,274,115
 6/30/2005         6,461,845            5,029,999            5,308,573
 7/31/2005         6,462,491            5,006,710            5,248,814
 8/31/2005         6,561,368            5,068,901            5,327,184
 9/30/2005         6,565,960            5,018,312            5,257,485
10/31/2005         6,517,372            4,974,872            5,212,488
11/30/2005         6,536,273            4,995,309            5,239,210
12/31/2005         6,568,300            5,044,315            5,288,990
 1/31/2006         6,678,648            5,062,727            5,279,310
 2/28/2006         6,700,020            5,086,025            5,293,587
 3/31/2006         6,620,959            5,030,373            5,235,435
 4/30/2006         6,736,826            5,027,115            5,219,029
 5/31/2006         6,697,079            5,014,979            5,216,114
 6/30/2006         6,689,042            5,015,652            5,228,110
 7/31/2006         6,787,371            5,085,072            5,296,166
 8/31/2006         6,969,273            5,177,896            5,379,917
 9/30/2006         7,013,876            5,228,980            5,432,575
10/31/2006         7,124,695            5,274,541            5,466,771
11/30/2006         7,203,067            5,347,694            5,530,753
12/31/2006         7,156,247            5,310,521            5,488,821
 1/31/2007         7,144,797            5,317,991            5,484,261
 2/28/2007         7,304,841            5,420,639            5,578,926
 3/31/2007         7,282,196            5,400,954            5,569,246
 4/30/2007         7,423,470            5,449,531            5,601,910
 5/31/2007         7,500,674            5,415,369            5,553,625
 6/30/2007         7,471,422            5,381,952            5,541,965
 7/31/2007         7,492,342            5,374,820            5,597,239
 8/31/2007         7,527,556            5,436,279            5,668,844
 9/30/2007         7,729,294            5,497,966            5,708,534



 INCEPTION TO SEPTEMBER 30, 2007(c)

                                 [CHART]

                 Loomis Sayles
                  Investment
                  Grade Fixed      Lipper BBB-Rated      Lehman Govt./Credit
                  Income Fund        Funds Index              Index
                 -------------     ----------------      -------------------
  7/1/1994         $3,000,000         $3,000,000             $3,000,000
 7/31/1994          3,036,000          3,051,324              3,059,957
 8/31/1994          3,093,077          3,063,344              3,061,210
 9/30/1994          3,023,483          3,021,035              3,014,850
10/31/1994          2,996,271          3,011,419              3,011,509
11/30/1994          2,974,698          3,003,366              3,006,126
12/31/1994          2,992,249          3,018,390              3,025,941
 1/31/1995          3,045,810          3,067,070              3,084,042
 2/28/1995          3,171,907          3,137,145              3,155,555
 3/31/1995          3,225,829          3,161,786              3,176,716
 4/30/1995          3,315,184          3,218,639              3,221,034
 5/31/1995          3,485,253          3,357,467              3,356,031
 6/30/1995          3,546,594          3,382,828              3,382,854
 7/31/1995          3,523,541          3,374,895              3,369,814
 8/31/1995          3,589,079          3,424,537              3,412,926
 9/30/1995          3,680,959          3,464,682              3,447,591
10/31/1995          3,730,652          3,510,838              3,498,221
11/30/1995          3,826,903          3,568,413              3,555,811
12/31/1995          3,896,935          3,627,309              3,608,204
 1/31/1996          3,964,352          3,656,637              3,630,665
 2/29/1996          3,872,776          3,579,711              3,553,630
 3/31/1996          3,872,776          3,553,303              3,523,791
 4/30/1996          3,841,794          3,530,620              3,499,613
 5/31/1996          3,862,155          3,528,202              3,493,719
 6/30/1996          3,921,246          3,568,631              3,540,358
 7/31/1996          3,931,833          3,577,472              3,548,618
 8/31/1996          3,955,818          3,575,697              3,539,893
 9/30/1996          4,079,239          3,647,255              3,602,821
10/31/1996          4,249,751          3,734,800              3,686,909
11/30/1996          4,399,343          3,818,069              3,754,802
12/31/1996          4,321,474          3,781,134              3,712,943
 1/31/1997          4,314,560          3,793,148              3,717,352
 2/28/1997          4,358,568          3,814,785              3,725,195
 3/31/1997          4,269,654          3,755,882              3,680,923
 4/30/1997          4,332,844          3,811,365              3,734,754
 5/31/1997          4,404,336          3,855,019              3,769,606
 6/30/1997          4,487,138          3,912,492              3,814,852
 7/31/1997          4,715,982          4,047,771              3,931,565
 8/31/1997          4,582,048          3,994,153              3,887,432
 9/30/1997          4,705,305          4,064,414              3,948,549
10/31/1997          4,748,123          4,105,694              4,011,802
11/30/1997          4,755,720          4,125,758              4,032,917
12/31/1997          4,779,024          4,170,023              4,075,239
 1/31/1998          4,831,115          4,223,244              4,132,691
 2/28/1998          4,859,135          4,221,695              4,124,291
 3/31/1998          4,911,128          4,243,123              4,137,007
 4/30/1998          4,922,915          4,261,294              4,157,797
 5/31/1998          4,955,406          4,297,737              4,202,487
 6/30/1998          4,959,370          4,329,272              4,245,227
 7/31/1998          4,896,882          4,325,905              4,248,615
 8/31/1998          4,639,796          4,294,467              4,331,636
 9/30/1998          4,777,134          4,383,000              4,455,495
10/31/1998          4,735,573          4,328,941              4,424,032
11/30/1998          4,908,421          4,408,978              4,450,391
12/31/1998          4,937,872          4,419,940              4,461,296
 1/31/1999          5,033,173          4,458,400              4,492,992
 2/28/1999          4,955,159          4,361,937              4,386,210
 3/31/1999          5,081,515          4,410,543              4,407,975
 4/30/1999          5,204,488          4,442,175              4,418,927
 5/31/1999          5,107,164          4,382,243              4,373,309
 6/30/1999          5,056,603          4,359,227              4,359,666
 7/31/1999          4,986,822          4,337,228              4,347,600
 8/31/1999          4,966,376          4,321,180              4,344,120
 9/30/1999          5,004,617          4,358,314              4,383,287
10/31/1999          4,989,103          4,366,876              4,394,656
11/30/1999          5,023,028          4,377,445              4,392,197
12/31/1999          5,060,199          4,370,377              4,365,467
 1/31/2000          5,057,669          4,357,560              4,364,260
 2/29/2000          5,204,847          4,411,161              4,418,974
 3/31/2000          5,282,399          4,451,808              4,482,829
 4/30/2000          5,151,924          4,397,798              4,460,972
 5/31/2000          5,116,376          4,364,343              4,456,934
 6/30/2000          5,262,704          4,474,775              4,547,938
 7/31/2000          5,327,962          4,493,951              4,596,108
 8/31/2000          5,431,857          4,575,930              4,660,984
 9/30/2000          5,390,575          4,588,958              4,678,526
10/31/2000          5,295,161          4,574,126              4,707,855
11/30/2000          5,376,707          4,616,527              4,788,370
12/31/2000          5,517,039          4,713,198              4,882,854
 1/31/2001          5,645,034          4,827,209              4,964,762
 2/28/2001          5,703,178          4,874,883              5,015,995
 3/31/2001          5,644,435          4,871,848              5,039,012
 4/30/2001          5,626,938          4,845,129              5,001,237
 5/31/2001          5,711,342          4,888,832              5,030,009
 6/30/2001          5,733,616          4,894,546              5,054,141
 7/31/2001          5,881,543          5,005,563              5,180,088
 8/31/2001          6,035,640          5,065,585              5,246,589
 9/30/2001          5,876,299          5,022,297              5,294,852
10/31/2001          6,069,041          5,128,789              5,429,199
11/30/2001          6,072,683          5,095,591              5,340,098
12/31/2001          6,025,316          5,064,474              5,298,007
 1/31/2002          6,079,544          5,092,165              5,336,942
 2/28/2002          6,122,709          5,116,512              5,382,235
 3/31/2002          6,079,237          5,049,431              5,273,041
 4/30/2002          6,265,262          5,126,686              5,375,182
 5/31/2002          6,408,110          5,167,222              5,424,790
 6/30/2002          6,413,236          5,142,928              5,470,918
 7/31/2002          6,291,385          5,117,173              5,536,816
 8/31/2002          6,458,107          5,220,613              5,660,953
 9/30/2002          6,485,877          5,267,628              5,782,724
10/31/2002          6,385,345          5,230,042              5,727,454
11/30/2002          6,554,557          5,305,405              5,730,842
12/31/2002          6,781,345          5,428,918              5,882,684
 1/31/2003          6,920,362          5,464,883              5,882,499
 2/28/2003          7,112,748          5,556,853              5,987,285
 3/31/2003          7,119,150          5,566,370              5,979,488
 4/30/2003          7,435,952          5,678,697              6,043,390
 5/31/2003          7,906,648          5,827,426              6,215,141
 6/30/2003          7,971,482          5,834,991              6,190,267
 7/31/2003          7,555,371          5,636,153              5,930,762
 8/31/2003          7,621,103          5,680,645              5,969,882
 9/30/2003          8,028,070          5,855,587              6,158,989
10/31/2003          8,045,731          5,832,396              6,081,026
11/30/2003          8,250,897          5,872,464              6,097,176
12/31/2003          8,463,771          5,958,062              6,157,319
 1/31/2004          8,523,863          6,012,281              6,213,239
 2/29/2004          8,615,069          6,065,401              6,289,253
 3/31/2004          8,716,727          6,107,081              6,346,983
 4/30/2004          8,354,982          5,951,476              6,152,121
 5/31/2004          8,314,878          5,906,222              6,120,611
 6/30/2004          8,403,016          5,941,077              6,145,810
 7/31/2004          8,505,533          6,003,171              6,210,733
 8/31/2004          8,741,987          6,125,129              6,342,157
 9/30/2004          8,923,820          6,163,094              6,364,339
10/31/2004          9,088,018          6,223,996              6,419,470
11/30/2004          9,218,886          6,203,338              6,348,051
12/31/2004          9,333,200          6,274,006              6,415,526
 1/31/2005          9,294,934          6,307,272              6,460,122
 2/28/2005          9,346,056          6,297,071              6,417,567
 3/31/2005          9,249,720          6,226,299              6,372,367
 4/30/2005          9,243,245          6,277,129              6,467,918
 5/31/2005          9,263,580          6,342,498              6,549,037
 6/30/2005          9,348,805          6,396,119              6,591,824
 7/31/2005          9,349,740          6,366,505              6,517,620
 8/31/2005          9,492,791          6,445,587              6,614,934
 9/30/2005          9,499,436          6,381,258              6,528,386
10/31/2005          9,429,140          6,326,019              6,472,512
11/30/2005          9,456,485          6,352,008              6,505,693
12/31/2005          9,502,822          6,414,323              6,567,506
 1/31/2006          9,662,469          6,437,736              6,555,487
 2/28/2006          9,693,389          6,467,360              6,573,214
 3/31/2006          9,579,007          6,396,593              6,501,006
 4/30/2006          9,746,640          6,392,451              6,480,633
 5/31/2006          9,689,134          6,377,019              6,477,014
 6/30/2006          9,677,507          6,377,875              6,491,910
 7/31/2006          9,819,767          6,466,149              6,576,417
 8/31/2006          10,082,936         6,584,184              6,680,414
 9/30/2006          10,147,467         6,649,141              6,745,801
10/31/2006          10,307,797         6,707,076              6,788,263
11/30/2006          10,421,183         6,800,097              6,867,711
12/31/2006          10,353,445         6,752,828              6,815,643
 1/31/2007          10,336,880         6,762,327              6,809,981
 2/28/2007          10,568,426         6,892,853              6,927,529
 3/31/2007          10,535,664         6,867,822              6,915,510
 4/30/2007          10,740,056         6,929,593              6,956,069
 5/31/2007          10,851,752         6,886,152              6,896,112
 6/30/2007          10,809,430         6,843,660              6,881,633
 7/31/2007          10,839,697         6,834,590              6,950,268
 8/31/2007          10,890,643         6,912,742              7,039,183
 9/30/2007          11,182,513         6,991,182              7,088,467



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper BBB-Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.
Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.
Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.
Source: Lipper, Inc.

Lehman US Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. Lehman US Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. Lehman Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.
Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.
Lehman US Treasury Inflation Protected Securities Index measures the performance of the inflation protected securities issued by the U.S. Treasury.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2007 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2007 through September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES BOND FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,051.60                  $3.45
Hypothetical (5% return before expenses)              $1,000.00               $1,021.71                  $3.40

Retail Class
------------
Actual                                                $1,000.00               $1,050.20                  $4.93
Hypothetical (5% return before expenses)              $1,000.00               $1,020.26                  $4.86

Admin Class
-----------
Actual                                                $1,000.00               $1,048.90                  $6.27
Hypothetical (5% return before expenses)              $1,000.00               $1,018.95                  $6.17
*Expenses are equal to the Fund's annualized expense ratio of 0.67%, 0.96% and 1.22% for the Institutional, Retail and Admin
 Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES FIXED INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,052.30                  $3.04
Hypothetical (5% return before expenses)              $1,000.00               $1,022.11                  $2.99
*Expenses are equal to the Fund's annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES GLOBAL BOND FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/07                   9/30/07              4/1/07 - 9/30/07
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,043.60                  $3.48
Hypothetical (5% return before expenses)               $1,000.00                $1,021.66                  $3.45

Retail Class
------------
Actual                                                 $1,000.00                $1,041.70                  $5.12
Hypothetical (5% return before expenses)               $1,000.00                $1,020.05                  $5.06
*Expenses are equal to the Fund's annualized expense ratio of 0.68% and 1.00% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,035.20                  $2.04
Hypothetical (5% return before expenses)              $1,000.00               $1,023.06                  $2.03
*Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,024.20                  $3.81
Hypothetical (5% return before expenses)              $1,000.00               $1,021.31                  $3.80
*Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,018.60                  $2.02
Hypothetical (5% return before expenses)              $1,000.00               $1,023.06                  $2.03
*Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,061.30                  $2.69
Hypothetical (5% return before expenses)              $1,000.00               $1,022.46                  $2.64
*Expenses are equal to the Fund's annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period)

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreements (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staffs and their use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Funds' shares,
(iv) the procedures employed to determine the value of the Funds' assets,
(v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund's investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund's peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund's portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2007. The Agreements were continued for a one-year period for all Funds except Loomis Sayles Bond Fund, whose Agreement was continued for five months. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. In the case of Loomis Sayles Bond Fund, which had experienced substantial net cash inflows and asset growth in recent years, the Trustees also considered the following factors: (1) the additional efforts required to manage the Fund's portfolio in periods of rapid growth (including the need to identify additional portfolio securities for investment as the Fund's assets grow), (2) the additional personnel and other resources needed in such efforts,
(3) the possible effects of such cash inflows on the Fund's ability to achieve attractive investment returns and (4) the benefits to the Fund of such net cash inflows and asset growth (including lower expense ratios). They also considered the administrative services provided by the Advisor and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies; or
(2) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, for various funds in the Natixis Fund Family, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee reductions and expense caps. They noted that currently all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amount of expenses reduced or reimbursed by the Adviser under these caps. The Trustees also noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees noted that management was recommending an additional advisory fee breakpoint for Loomis Sayles Global Bond Fund. The Trustees also noted that management was reducing the expense caps for Loomis Sayles Bond Fund, effective July 1, 2007.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense reductions. The Trustees noted that two of the Loomis Sayles Funds in this report had breakpoints in their advisory fees and the remaining Funds were subject to expense caps. The Trustees also considered management's representation that for certain Funds the Funds' Adviser did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons) or were capacity constrained with respect to the relevant investment strategy. For Loomis Sayles Bond Fund, the Trustees received a report and presentation from management on the effect of recent growth in net assets of the Fund and the benefits of economies of scale realized and expected to be realized by the Fund (including decreases in the Fund's expense ratio resulting from increase in assets). The Trustees determined to approve the continuation of the Agreements for the Fund for five months rather than a full year to allow further review of the growth of the Fund's net assets and the effects of such growth on the Fund and the Adviser. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement for Loomis Sayles Bond Fund should be continued through November 30, 2007* and the existing Agreements for each of the other Funds should be continued through June 30, 2008.



* Subsequent to September 30, 2007, the Board of Trustees approved the continuation of the existing Agreement for the Loomis Sayles Bond Fund through June 30, 2008, as well as an additional breakpoint in the management fee effective December 1, 2007.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES BOND FUND


                                                        PRINCIPAL AMOUNT (++)    VALUE (+)
------------------------------------------------------------------------------------------

BONDS AND NOTES - 93.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 90.3%

AEROSPACE & DEFENSE - 0.2%
Bombardier, Inc., 7.350%, 12/22/2026                CAD             6,785,000 $  6,616,850
Bombardier, Inc., 7.450%, 5/01/2034, 144A                          17,130,000   16,958,700
                                                                              ------------
                                                                                23,575,550
                                                                              ------------
AIRLINES - 0.7%
American Airlines, Inc., 7.324%, 10/15/2009                         1,255,000    1,247,156
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                                  2,251,513    2,240,255
Continental Airlines, Inc., Series 1997-4B,
 6.900%, 1/02/2017                                                  5,211,769    4,947,923
Continental Airlines, Inc., Series 1998-1, Class B,
 6.748%, 3/15/2017                                                  9,688,707    9,373,824
Continental Airlines, Inc., Series 1999-1B,
 6.795%, 8/02/2018                                                  4,483,283    4,177,860
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                                  5,173,814    5,057,403
Continental Airlines, Inc., Series 1999-2, Class B,
 7.566%, 3/15/2020                                                  4,623,933    4,531,454
Continental Airlines, Inc., Series 2000-2, Class B,
 8.307%, 4/02/2018                                                  7,252,159    7,234,028
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                                 4,130,031    3,995,805
Continental Airlines, Inc., Series 96-A, Class B,
 6.940%, 10/15/2013                                                   428,394      424,110
Continental Airlines, Inc., Series 971-A, Class B,
 7.461%, 4/01/2015                                                  4,319,420    4,273,527
Continental Airlines, Inc., Series A,
 5.983%, 4/19/2022                                                  8,000,000    7,751,520
Qantas Airways Ltd., 5.125%, 6/20/2013, 144A                        2,000,000    1,943,802
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A                       44,235,000   43,914,517
                                                                              ------------
                                                                               101,113,184
                                                                              ------------
AUTOMOTIVE - 2.0%
Cummins, Inc., 6.750%, 2/15/2027                                    2,547,000    2,516,938
Cummins, Inc., 7.125%, 3/01/2028(b)                                 3,000,000    3,096,414
Ford Motor Co., 6.375%, 2/01/2029(b)                                1,195,000      878,325
Ford Motor Co., 6.500%, 8/01/2018(b)                                2,240,000    1,803,200
Ford Motor Co., 6.625%, 2/15/2028                                     500,000      372,500
Ford Motor Co., 6.625%, 10/01/2028(b)                              59,855,000   44,591,975
Ford Motor Co., 7.125%, 11/15/2025                                  1,940,000    1,445,300
Ford Motor Co., 7.450%, 7/16/2031(b)                              114,220,000   89,662,700
Ford Motor Co., 7.500%, 8/01/2026                                     795,000      598,237
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010                       43,630,000   41,029,783
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013                      13,075,000   11,815,877
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011                      18,760,000   17,580,259
Ford Motor Credit Co. LLC, 7.375%, 10/28/2009                         500,000      490,279
Ford Motor Credit Co. LLC,
 8.000%, 12/15/2016(b)                                             18,970,000   17,746,530
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010                      29,010,000   28,759,470
General Motors Corp., 8.250%, 7/15/2023(b)                         19,995,000   17,495,625
General Motors Corp., 8.375%, 7/15/2033(b)                          1,385,000    1,213,606
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028                       4,901,000    4,141,345
Goodyear Tire & Rubber Co.,
 9.000%, 7/01/2015(b)                                               3,091,000    3,299,642
                                                                              ------------
                                                                               288,538,005
                                                                              ------------

                                                    PRINCIPAL AMOUNT (++)    VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BANKING - 5.6%
BAC Capital Trust VI, 5.625%, 3/08/2035                 $      35,170,000 $ 31,416,869
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW        38,370,000,000   41,367,656
Barclays Financial LLC, 4.160%, 2/22/2010, 144A THB         2,816,000,000   85,036,138
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW        48,070,000,000   52,397,981
Barclays Financial LLC, Series EMTN,
 4.100%, 3/22/2010, 144A                        THB           247,000,000    7,444,843
BNP Paribas SA, Series EMTN, Zero Coupon
 Bond, 6/13/2011, 144A                          IDR           255,728,280   20,628,841
HSBC Bank USA, Zero Coupon Bond,
 4/18/2012, 144A                                MYR           107,110,000   26,514,244
HSBC Bank USA, 3.310%, 8/25/2010, 144A                         41,250,000   45,651,375
ICICI Bank Ltd., 6.375%, 4/30/2022, 144A(c)                    12,345,000   11,543,809
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                                BRL           241,667,000  100,600,975
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                IDR       699,525,000,000   57,484,203
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                IDR       248,433,920,000   20,409,886
JPMorgan Chase & Co., Zero Coupon Bond,
 4/12/2012, 144A                                IDR       597,911,302,820   44,446,157
JPMorgan Chase & Co., Series EMTN,
 Zero Coupon Bond, 6/08/2012, 144A              MYR           200,911,735   48,997,110
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                               IDR       152,206,784,000   12,995,414
Kreditanstalt fuer Wiederaufbau, Series EMTN,
 10.000%, 10/27/2008                            ISK           743,300,000   11,718,509
Rabobank Nederland, Series EMTN,
 13.500%, 1/28/2008, 144A                       ISK        11,530,000,000  185,901,955
                                                                          ------------
                                                                           804,555,965
                                                                          ------------
BROKERAGE - 0.4%
Merrill Lynch & Co., Inc., 10.710%, 3/08/2017   BRL           100,000,000   55,990,180
                                                                          ------------
BUILDING MATERIALS - 0.6%
Owens Corning, Inc., 6.500%, 12/01/2016                        13,155,000   12,705,441
Owens Corning, Inc., 7.000%, 12/01/2036                        19,700,000   19,172,926
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)                  1,925,000    1,559,250
USG Corp., 6.300%, 11/15/2016                                  34,370,000   31,192,631
USG Corp., 7.750%, 1/15/2018                                   17,605,000   17,632,288
                                                                          ------------
                                                                            82,262,536
                                                                          ------------
CHEMICALS - 0.6%
Borden, Inc., 7.875%, 2/15/2023                                29,454,000   23,710,470
Borden, Inc., 8.375%, 4/15/2016                                 2,785,000    2,367,250
Borden, Inc., 9.200%, 3/15/2021                                11,255,000    9,566,750
Hercules, Inc., 6.500%, 6/30/2029                              19,619,000   15,891,390
Methanex Corp., 6.000%, 8/15/2015                              10,555,000    9,954,705
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028                 9,000,000    8,640,000
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018                 9,095,000    8,822,150
                                                                          ------------
                                                                            78,952,715
                                                                          ------------
CONSTRUCTION MACHINERY - 0.2%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013(b)                                          3,590,000    3,446,400
Joy Global, Inc., 6.625%, 11/15/2036                            1,975,000    1,983,711
Toro Co., 6.625%, 5/01/2037                                    27,030,000   26,975,724
                                                                          ------------
                                                                            32,405,835
                                                                          ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                    PRINCIPAL AMOUNT (++)    VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER CYCLICAL SERVICES - 1.0%
Western Union Co., 6.200%, 11/17/2036(b)                $     154,180,000 $148,543,796
                                                                          ------------
DISTRIBUTORS - 0.0%
ONEOK, Inc., 6.000%, 6/15/2035                                  3,805,000    3,498,758
                                                                          ------------
ELECTRIC - 2.8%
AES Corp., 7.750%, 3/01/2014(b)                                 4,875,000    4,948,125
AES Corp., 8.375%, 3/01/2011                    GBP             1,990,000    3,949,390
AES Corp., 8.875%, 2/15/2011                                      315,000      328,781
Cleveland Electric Illuminating Co. (The),
 5.950%, 12/15/2036                                            50,030,000   46,518,644
Commonwealth Edison Co.,
 4.750%, 12/01/2011(d)                                            335,000      329,523
Dominion Resources, Inc., 5.950%, 6/15/2035                    13,040,000   12,220,958
Dynegy Holdings, Inc., 7.125%, 5/15/2018                        5,295,000    4,831,688
Dynegy Holdings, Inc., 7.625%, 10/15/2026                      11,835,000   10,651,500
Dynegy Holdings, Inc., 7.750%, 6/01/2019, 144A                    600,000      573,750
Dynegy Holdings, Inc., 8.375%, 5/01/2016                        2,000,000    2,010,000
Edison Mission Energy, 7.625%, 5/15/2027, 144A                 23,200,000   22,388,000
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                             11,581,000   12,950,245
Enersis SA, 7.400%, 12/01/2016                                  4,250,000    4,577,573
ITC Holdings Corp., 5.875%, 9/30/2016, 144A                    25,460,000   25,277,706
ITC Holdings Corp., 6.375%, 9/30/2036, 144A                    37,955,000   36,302,136
MidAmerican Energy Holdings Co.,
 6.125%, 4/01/2036(b)                                           6,540,000    6,348,934
MidAmerican Energy Holdings Co.,
 6.500%, 9/15/2037, 144A                                       54,485,000   55,073,656
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027(b)                                          23,775,000   21,991,875
Nisource Finance Corp., 6.400%, 3/15/2018                      63,435,000   63,900,803
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                        2,356,486    2,426,592
Quezon Power Philippines Co., 8.860%, 6/15/2017                 6,418,125    6,482,306
Salton Sea Funding Corp., Series E,
 8.300%, 5/30/2011                                              1,615,852    1,760,827
Salton Sea Funding Corp., Series F,
 7.475%, 11/30/2018                                               218,923      236,124
Southern California Edison Co.,
 7.625%, 1/15/2010                                              2,000,000    2,101,692
SP Powerassets Ltd., 3.730%, 10/22/2010         SGD             1,000,000      690,464
Texas-New Mexico Power Co., 6.250%, 1/15/2009                   1,000,000      995,743
Toledo Edison Co., 6.150%, 5/15/2037                           13,195,000   12,315,672
TXU Corp., Series P, 5.550%, 11/15/2014                           320,000      258,083
TXU Corp., Series Q, 6.500%, 11/15/2024                         7,465,000    5,983,197
TXU Corp., Series R, 6.550%, 11/15/2034                         2,810,000    2,203,779
White Pine Hydro LLC, 6.310%, 7/10/2017(d)                      9,175,000    9,341,866
White Pine Hydro LLC, 6.960%, 7/10/2037(d)                     14,695,000   14,957,335
White Pine Hydro LLC, 7.260%, 7/20/2015(d)                      5,000,000    5,124,560
                                                                          ------------
                                                                           400,051,527
                                                                          ------------
ENTERTAINMENT - 0.8%
Six Flags, Inc., 9.625%, 6/01/2014(b)                           1,700,000    1,404,625
Six Flags, Inc., 9.750%, 4/15/2013(b)                           3,875,000    3,284,063
Time Warner, Inc., 6.500%, 11/15/2036(b)                        9,510,000    9,175,029

                                                 PRINCIPAL AMOUNT (++)    VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ENTERTAINMENT - CONTINUED
Time Warner, Inc., 6.625%, 5/15/2029                 $      21,780,000 $ 21,330,112
Time Warner, Inc., 6.950%, 1/15/2028                         8,805,000    9,008,554
Time Warner, Inc., 7.625%, 4/15/2031                         5,885,000    6,401,026
Time Warner, Inc., 7.700%, 5/01/2032                         3,785,000    4,155,983
Viacom, Inc., Class B, 6.875%, 4/30/2036                    55,225,000   54,994,933
                                                                       ------------
                                                                        109,754,325
                                                                       ------------
FOOD & BEVERAGE - 1.0%
Aramark Services, Inc., 5.000%, 6/01/2012(b)                 2,115,000    1,866,487
Corn Products International , Inc.,
 6.625%, 4/15/2037                                          31,590,000   31,325,876
Dole Food Co., Inc., 8.625%, 5/01/2009                       2,580,000    2,586,450
Kraft Foods, Inc., 6.500%, 8/11/2017                        45,310,000   46,803,010
Kraft Foods, Inc., 6.500%, 11/01/2031(b)                    14,990,000   14,738,468
Kraft Foods, Inc., 7.000%, 8/11/2037                        36,870,000   38,679,653
Sara Lee Corp., 6.125%, 11/01/2032(b)                       13,415,000   12,514,062
                                                                       ------------
                                                                        148,514,006
                                                                       ------------
FOREIGN LOCAL GOVERNMENTS - 0.2%
Ontario Hydro, Zero Coupon Bond, 11/27/2020  CAD             1,507,000      793,340
Province of Alberta, 5.930%, 9/16/2016       CAD            20,570,972   21,910,934
                                                                       ------------
                                                                         22,704,274
                                                                       ------------
GOVERNMENT GUARANTEED - 0.9%
Canada Housing Trust, 4.100%, 12/15/2008     CAD           130,265,000  130,523,002
                                                                       ------------
GOVERNMENT OWNED - NO GUARANTEE - 0.1%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                           1,580,000    1,948,837
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023(b)                                       6,485,000    8,018,702
                                                                       ------------
                                                                          9,967,539
                                                                       ------------
GOVERNMENT SPONSORED - 0.7%
Federal National Mortgage Association,
 2.290%, 2/19/2009                           SGD           145,900,000   97,624,239
                                                                       ------------
HEALTHCARE - 3.0%
Boston Scientific Corp., 5.450%, 6/15/2014                   3,710,000    3,329,725
Boston Scientific Corp., 6.400%, 6/15/2016                  14,305,000   13,053,312
Boston Scientific Corp., 7.000%, 11/15/2035                 21,097,000   18,301,647
HCA, Inc., 5.750%, 3/15/2014                                 2,750,000    2,306,563
HCA, Inc., 6.250%, 2/15/2013                                 3,000,000    2,655,000
HCA, Inc., 6.300%, 10/01/2012                                2,500,000    2,246,875
HCA, Inc., 6.375%, 1/15/2015                                 8,600,000    7,331,500
HCA, Inc., 6.500%, 2/15/2016(b)                             60,530,000   51,450,500
HCA, Inc., 7.050%, 12/01/2027                               23,380,000   17,705,744
HCA, Inc., 7.190%, 11/15/2015                                4,500,000    3,902,171
HCA, Inc., 7.500%, 12/15/2023                               15,215,000   12,414,634
HCA, Inc., 7.500%, 11/06/2033                               19,830,000   15,963,150
HCA, Inc., 7.580%, 9/15/2025                                15,725,000   12,814,633
HCA, Inc., 7.690%, 6/15/2025                                45,603,000   37,455,249
HCA, Inc., 7.750%, 7/15/2036                                 6,191,000    4,958,428
HCA, Inc., 8.360%, 4/15/2024                                 8,009,000    6,963,625
Hospira, Inc., 6.050%, 3/30/2017                            15,175,000   14,928,148
Owens & Minor, Inc., 6.350%, 4/15/2016                       4,710,000    4,777,918

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                    PRINCIPAL AMOUNT (++)    VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HEALTHCARE - CONTINUED
Tenet Healthcare Corp., 6.875%, 11/15/2031              $       4,348,000 $  3,250,130
Tenet Healthcare Corp., 9.250%, 2/01/2015(b)                      560,000      494,200
WellPoint, Inc., 6.375%, 6/15/2037                            191,190,000  189,527,794
                                                                          ------------
                                                                           425,830,946
                                                                          ------------
HEALTHCARE INSURANCE - 0.1%
CIGNA Corp., 6.150%, 11/15/2036                                20,530,000   19,412,183
                                                                          ------------
HOME CONSTRUCTION - 1.7%
Centex Corp., 5.250%, 6/15/2015                                 5,110,000    4,347,200
D.R. Horton, Inc., 5.250%, 2/15/2015                           68,580,000   57,413,462
D.R. Horton, Inc., 5.625%, 9/15/2014                            7,235,000    6,150,654
D.R. Horton, Inc., 5.625%, 1/15/2016                           26,345,000   22,137,677
D.R. Horton, Inc., 6.500%, 4/15/2016                            1,975,000    1,729,904
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015               3,235,000    2,458,600
K. Hovnanian Enterprises, Inc.,
 6.250%, 1/15/2016(b)                                          17,715,000   13,640,550
K. Hovnanian Enterprises, Inc.,
 6.375%, 12/15/2014(b)                                          5,099,000    3,951,725
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014               4,050,000    3,148,875
K. Hovnanian Enterprises, Inc.,
 7.500%, 5/15/2016(b)                                           1,650,000    1,311,750
K. Hovnanian Enterprises, Inc.,
 7.750%, 5/15/2013(b)                                           2,865,000    2,048,475
KB Home, 5.875%, 1/15/2015                                        895,000      760,750
Kimball Hill Homes, Inc., 10.500%, 12/15/2012(b)                2,565,000    1,769,850
Lennar Corp., Series B, 5.500%, 9/01/2014                      16,240,000   14,170,456
Lennar Corp., Series B, 5.600%, 5/31/2015(b)                    3,995,000    3,437,042
Lennar Corp., Series B, 6.500%, 4/15/2016(b)                   40,810,000   36,889,873
Pulte Homes, Inc., 5.200%, 2/15/2015                            6,790,000    5,661,645
Pulte Homes, Inc., 6.000%, 2/15/2035(b)                        62,465,000   45,531,863
Pulte Homes, Inc., 6.375%, 5/15/2033                           16,590,000   12,607,089
Stanley-Martin Communities LLC,
 9.750%, 8/15/2015(b)                                           5,185,000    3,862,825
Toll Brothers Finance Corp.,
 5.150%, 5/15/2015(b)                                           7,935,000    6,796,042
                                                                          ------------
                                                                           249,826,307
                                                                          ------------
INDEPENDENT ENERGY - 2.2%
Anadarko Petroleum Corp., 5.950%, 9/15/2016                    53,650,000   53,135,443
Anadarko Petroleum Corp., 6.450%, 9/15/2036                    76,885,000   75,693,206
Bruce Mansfield Unit 1 2, 6.850%, 6/01/2034                    95,735,000   97,406,533
Chesapeake Energy Corp., 6.500%, 8/15/2017                      3,795,000    3,690,637
Chesapeake Energy Corp., 6.875%, 11/15/2020                    13,805,000   13,511,644
Pioneer Natural Resources Co., 5.875%, 7/15/2016               10,275,000    9,226,251
Pioneer Natural Resources Co., 7.200%, 1/15/2028                5,165,000    4,616,627
Talisman Energy, Inc., 5.850%, 2/01/2037                       12,155,000   10,837,678
Talisman Energy, Inc., 6.250%, 2/01/2038                       31,430,000   29,609,197
XTO Energy, Inc., 6.100%, 4/01/2036                             2,165,000    2,094,109
XTO Energy, Inc., 6.750%, 8/01/2037                            11,225,000   11,712,502
                                                                          ------------
                                                                           311,533,827
                                                                          ------------
INDUSTRIAL OTHER - 0.3%
Equifax, Inc., 7.000%, 7/01/2037                               19,270,000   19,302,566
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A(b)              26,410,000   26,126,911
                                                                          ------------
                                                                            45,429,477
                                                                          ------------

                                                   PRINCIPAL AMOUNT (++)    VALUE (+)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INTEGRATED ENERGY - 0.0%
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                               $       1,876,118 $  1,891,784
                                                                         ------------
LIFE INSURANCE - 0.6%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                       SGD            38,400,000   25,688,346
Mutual of Omaha Insurance Co.,
 6.800%, 6/15/2036, 144A                                      57,985,000   58,342,768
                                                                         ------------
                                                                           84,031,114
                                                                         ------------
LOCAL AUTHORITIES - 1.3%
Michigan Tobacco Settlement Finance Authority,
 7.309%, 6/01/2034                                            21,965,000   21,677,917
Virginia Tobacco Settlement Financing Corp.,
 Series A-1, 6.706%, 6/01/2046                               183,475,000  170,332,686
                                                                         ------------
                                                                          192,010,603
                                                                         ------------
MEDIA CABLE - 2.8%
Comcast Corp., 5.500%, 3/15/2011                               3,000,000    3,005,775
Comcast Corp., 5.650%, 6/15/2035                              61,435,000   54,846,772
Comcast Corp., 6.450%, 3/15/2037                              61,395,000   60,611,047
Comcast Corp., 6.500%, 11/15/2035                             37,670,000   37,197,128
Comcast Corp., 6.950%, 8/15/2037                             203,210,000  213,291,248
CSC Holdings, Inc., 7.875%, 2/15/2018                          1,550,000    1,503,500
Shaw Communications, Inc., 5.700%, 3/02/2017   CAD            12,775,000   12,071,807
Virgin Media Finance Plc, 9.125%, 8/15/2016                      500,000      518,750
Virgin Media Finance Plc, 9.750%, 4/15/2014    GBP             6,005,000   12,286,219
                                                                         ------------
                                                                          395,332,246
                                                                         ------------
MEDIA NON-CABLE - 1.1%
Clear Channel Communications, Inc.,
 4.900%, 5/15/2015                                            10,955,000    8,251,087
Clear Channel Communications, Inc.,
 5.500%, 9/15/2014                                             4,165,000    3,270,208
Clear Channel Communications, Inc.,
 5.500%, 12/15/2016(b)                                        10,765,000    8,199,442
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                             2,080,000    1,740,921
News America, Inc., 6.150%, 3/01/2037                         64,380,000   60,039,822
News America, Inc., 6.200%, 12/15/2034                        17,665,000   16,631,527
News America, Inc., 6.400%, 12/15/2035                        29,275,000   28,272,536
Tribune Co., 5.250%, 8/15/2015(b)                             40,425,000   28,173,759
                                                                         ------------
                                                                          154,579,302
                                                                         ------------
METALS & MINING - 0.2%
Algoma Acquisition Corp.,
 9.875%, 6/15/2015, 144A                                      13,180,000   11,730,200
Newmont Mining Corp., 5.875%, 4/01/2035                        5,621,000    4,952,562
United States Steel Corp., 6.050%, 6/01/2017                   9,420,000    9,014,187
United States Steel Corp., 6.650%, 6/01/2037                   5,525,000    5,097,116
                                                                         ------------
                                                                           30,794,065
                                                                         ------------
MORTGAGE RELATED - 0.3%
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                                              387,672      372,182
Queensland Treasury Corp.,
 7.125%, 9/18/2017, 144A                       NZD            60,170,000   45,126,873
                                                                         ------------
                                                                           45,499,055
                                                                         ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                      PRINCIPAL AMOUNT (++)    VALUE (+)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NON-CAPTIVE CONSUMER - 1.8%
Residential Capital LLC, 6.375%, 5/17/2013        GBP            25,880,000 $ 40,507,080
Residential Capital LLC, 6.500%, 4/17/2013                       62,460,000   50,436,450
Residential Capital LLC, 6.875%, 6/30/2015                       15,235,000   12,302,262
Residential Capital LLC, Series EMTN,
 8.875%, 7/01/2014                                GBP            18,470,000   29,853,773
SLM Corp., 5.050%, 11/14/2014                                    13,980,000   11,855,991
SLM Corp., 6.500%, 6/15/2010                      NZD             1,010,000      689,960
SLM Corp., Series A, 5.000%, 10/01/2013                          29,930,000   26,134,756
SLM Corp., Series A, 5.000%, 4/15/2015                           44,595,000   37,402,495
SLM Corp., Series A, 5.000%, 6/15/2018                           19,733,000   15,674,218
SLM Corp., Series A, 5.375%, 5/15/2014                            6,675,000    5,825,206
SLM Corp., Series A, 5.625%, 8/01/2033(b)                        34,315,000   26,414,932
                                                                            ------------
                                                                             257,097,123
                                                                            ------------
NON-CAPTIVE DIVERSIFIED - 1.0%
CIT Group, Inc., 5.000%, 2/13/2014                                1,660,000    1,498,892
CIT Group, Inc., 5.125%, 9/30/2014                                6,175,000    5,631,977
CIT Group, Inc., 6.000%, 4/01/2036                                  500,000      442,243
Cit Group, Inc., Series EMTN,
 5.500%, 12/20/2016                               GBP             6,700,000   11,535,426
GMAC Canada Ltd., Series EMTN,
 6.625%, 12/17/2010                               GBP               500,000      941,159
GMAC LLC, 5.625%, 5/15/2009                                       2,040,000    1,986,044
GMAC LLC, 6.000%, 12/15/2011                                     44,885,000   41,427,912
GMAC LLC, 6.625%, 5/15/2012                                      15,560,000   14,519,114
GMAC LLC, 6.750%, 12/01/2014                                     22,352,000   20,259,339
GMAC LLC, 6.875%, 9/15/2011                                       8,945,000    8,512,634
GMAC LLC, 6.875%, 8/28/2012                                         200,000      187,597
GMAC LLC, 8.000%, 11/01/2031(b)                                  23,855,000   23,403,711
GMAC LLC, Series EMTN, 6.375%, 12/07/2007         GBP               500,000    1,016,861
iStar Financial, Inc., 5.150%, 3/01/2012                          5,390,000    4,987,367
                                                                            ------------
                                                                             136,350,276
                                                                            ------------
NON-CAPTIVE FINANCE - 2.4%
General Electric Capital Corp., 6.500%, 9/28/2015 NZD           266,148,000  186,088,945
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD             4,250,000    2,840,516
General Electric Capital Corp., Series EMTN,
 6.750%, 9/26/2016                                NZD            72,385,000   51,856,236
General Electric Capital Corp., Series GMTN,
 2.960%, 5/18/2012                                SGD             5,400,000    3,612,144
General Electric Capital Corp., Series GMTN,
 3.485%, 3/08/2012                                SGD           150,000,000  103,116,493
                                                                            ------------
                                                                             347,514,334
                                                                            ------------
OIL FIELD SERVICES - 0.2%
North American Energy Partners, Inc.,
 8.750%, 12/01/2011                                              12,530,000   12,655,300
Weatherford International Ltd.,
 6.500%, 8/01/2036                                               20,375,000   20,059,738
                                                                            ------------
                                                                              32,715,038
                                                                            ------------
PACKAGING - 0.2%
Owens-Illinois, Inc., 7.800%, 5/15/2018                          23,567,000   23,213,495
                                                                            ------------

                                                     PRINCIPAL AMOUNT (++)    VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 1.6%
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018            $      11,675,000 $  7,939,000
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028(b)                14,040,000    9,336,600
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029(b)                 4,215,000    2,882,006
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030(b)                47,185,000   32,557,650
Avenor, Inc., 10.850%, 11/30/2014                CAD               450,000      410,418
Bowater, Inc., 6.500%, 6/15/2013(b)                              3,880,000    2,832,400
Georgia-Pacific Corp., 7.250%, 6/01/2028                        25,445,000   23,282,175
Georgia-Pacific Corp., 7.375%, 12/01/2025(b)                    31,207,000   29,022,510
Georgia-Pacific Corp., 7.700%, 6/15/2015                            95,000       94,525
Georgia-Pacific Corp., 7.750%, 11/15/2029                       80,130,000   76,123,500
Georgia-Pacific Corp., 8.000%, 1/15/2024                        19,968,000   19,468,800
Georgia-Pacific Corp., 8.875%, 5/15/2031(b)                     22,704,000   22,760,760
International Paper Co., 4.250%, 1/15/2009                       2,000,000    1,969,500
Jefferson Smurfit Corp., 7.500%, 6/01/2013(b)                    4,990,000    4,827,825
                                                                           ------------
                                                                            233,507,669
                                                                           ------------
PHARMACEUTICALS - 2.4%
Astrazeneca PLC, 6.450%, 9/15/2037                             228,855,000  237,291,968
Elan Financial Plc, 7.750%, 11/15/2011                          63,556,000   62,284,880
Elan Financial Plc, 8.875%, 12/01/2013                          41,925,000   41,191,313
                                                                           ------------
                                                                            340,768,161
                                                                           ------------
PIPELINES - 2.2%
Colorado Interstate Gas Co., 5.950%, 3/15/2015                   3,450,000    3,393,179
Colorado Interstate Gas Co., 6.800%, 11/15/2015                  3,670,000    3,799,232
DCP Midstream LP, 6.450%, 11/03/2036, 144A                      27,200,000   26,037,934
El Paso Corp., 6.950%, 6/01/2028                                11,959,000   11,109,014
El Paso Corp., 7.750%, 1/15/2032                                 1,500,000    1,523,163
El Paso Corp., 7.800%, 8/01/2031                                 1,000,000    1,015,284
Energy Transfer Partners LP, 6.125%, 2/15/2017                   7,325,000    7,069,218
Energy Transfer Partners LP, 6.625%, 10/15/2036                 14,235,000   13,424,374
Enterprise Products Operating LP,
 6.300%, 9/15/2017                                              25,030,000   25,064,216
Kinder Morgan Energy Partners, LP,
 5.800%, 3/15/2035                                                 778,000      687,049
Kinder Morgan Finance, 5.700%, 1/05/2016                        14,160,000   12,870,633
Kinder Morgan Finance, 6.400%, 1/05/2036                        68,669,000   58,519,241
Kinder Morgan, Inc., 6.670%, 11/01/2027                          6,720,000    5,870,888
Kinder Morgan, Inc., Senior Note,
 5.150%, 3/01/2015                                              16,530,000   14,753,934
KN Capital Trust III, 7.630%, 4/15/2028                          4,390,000    3,929,256
ONEOK Partners LP, 6.650%, 10/01/2036                           12,495,000   12,324,306
Plains All American Pipeline, 6.125%, 1/15/2017                 28,845,000   28,872,057
Plains All American Pipeline, 6.650%, 1/15/2037                 62,130,000   61,804,252
Southern Natural Gas Co., 7.350%, 2/15/2031                      4,695,000    4,916,585
Tennessee Gas Pipeline Co.,
 7.000%, 10/15/2028(b)                                           7,900,000    8,041,371
Williams Cos., Inc., 7.500%, 1/15/2031                          13,985,000   14,509,437
                                                                           ------------
                                                                            319,534,623
                                                                           ------------
PROPERTY & CASUALTY INSURANCE - 1.3%
Allstate Corp., 5.950%, 4/01/2036                                7,745,000    7,387,979
Marsh & McLennan Cos., Inc.,
 5.375%, 7/15/2014                                              46,320,000   44,697,688

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                     PRINCIPAL AMOUNT (++)    VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PROPERTY & CASUALTY INSURANCE - CONTINUED
Marsh & McLennan Cos., Inc.,
 5.750%, 9/15/2015                                       $      34,729,000 $ 33,542,032
Marsh & McLennan Cos., Inc.,
 5.875%, 8/01/2033                                              47,307,000   40,784,027
St. Paul Travelers Co., Inc., 6.750%, 6/20/2036                  6,850,000    6,956,408
Travelers Cos., Inc., 6.250%, 6/15/2037                         42,880,000   41,361,748
Travelers Property Casualty Corp.,
 6.375%, 3/15/2033                                               1,000,000      993,776
Willis North America, Inc., 6.200%, 3/28/2017                   12,000,000   11,906,688
                                                                           ------------
                                                                            187,630,346
                                                                           ------------
RAILROADS - 0.4%
CSX Corp., 6.000%, 10/01/2036(b)                                46,468,000   43,510,033
CSX Corp., 6.250%, 3/15/2018                                     5,000,000    5,026,250
Missouri Pacific Railroad Co., 5.000%, 1/01/2045                 7,804,000    5,384,760
                                                                           ------------
                                                                             53,921,043
                                                                           ------------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Colonial Realty LP, 6.050%, 9/01/2016                            3,980,000    3,843,645
First Industrial LP, 5.950%, 5/15/2017                           7,750,000    7,487,771
Highwoods Properties, Inc., 5.850%, 3/15/2017                   43,105,000   40,847,720
Highwoods Properties, Inc., 7.500%, 4/15/2018                    5,640,000    5,997,954
iStar Financial, Inc., Series REGS,
 5.700%, 3/01/2014                                               5,855,000    5,378,204
                                                                           ------------
                                                                             63,555,294
                                                                           ------------
RESTAURANTS - 0.0%
McDonald's Corp., 3.628%, 10/10/2010             SGD             3,750,000    2,574,671
                                                                           ------------
RETAILERS - 1.8%
Dillard's, Inc., 6.625%, 1/15/2018                               1,920,000    1,720,639
Dillard's, Inc., 7.000%, 12/01/2028                              4,255,000    3,536,969
Dillard's, Inc., 7.130%, 8/01/2018                               1,740,000    1,602,975
Dillard's, Inc., 7.750%, 7/15/2026                               7,182,000    6,472,778
Dillard's, Inc., 7.750%, 5/15/2027                               1,000,000      901,250
Foot Locker, Inc., 8.500%, 1/15/2022                            14,269,000   13,626,895
Home Depot, Inc., 5.875%, 12/16/2036                            71,690,000   61,234,659
J.C. Penney Co., Inc., Senior Note,
 6.375%, 10/15/2036                                             60,573,000   56,677,126
J.C. Penney Corp., Inc., 7.125%, 11/15/2023                      1,933,000    2,034,535
Lowes Cos., Inc., 6.650%, 9/15/2037                             55,705,000   56,281,602
Macy's Retail Holdings, Inc., 6.375%, 3/15/2037                 25,305,000   23,137,652
Toys R Us, Inc., 7.375%, 10/15/2018(b)                          34,715,000   27,858,787
Toys R Us, Inc., 7.875%, 4/15/2013                              11,255,000    9,791,850
                                                                           ------------
                                                                            264,877,717
                                                                           ------------
SOVEREIGNS - 16.3%
Canadian Government, 2.750%, 12/01/2007(b)       CAD           272,865,000  273,646,848
Canadian Government, 4.000%, 6/01/2016           CAD            35,000,000   34,400,040
Canadian Government, 4.250%, 9/01/2008(b)        CAD           721,935,000  725,963,291
Canadian Government, 4.250%, 12/01/2008(b)       CAD           474,235,000  476,847,786
Canadian Government, 4.250%, 9/01/2009(b)        CAD            73,725,000   74,299,442
Canadian Government, 5.750%, 6/01/2033(b)        CAD            48,845,000   58,831,056
Canadian Government, Series WH31,
 6.000%, 6/01/2008                               CAD            58,550,000   59,520,094

                                                    PRINCIPAL AMOUNT (++)          VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Mexican Fixed Rate Bonds, Series M-10,
 8.000%, 12/17/2015                             MXN             4,585,000(++) $   42,138,369
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                             MXN            24,485,800(++)    224,834,869
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                             MXN            10,500,000(++)    100,983,323
Republic of Brazil, 8.875%, 4/15/2024(b)                       32,625,000         42,004,688
Republic of Brazil, 10.250%, 1/10/2028(b)       BRL            96,195,000         53,628,844
Republic of Brazil, 12.500%, 1/05/2016(b)       BRL            17,305,000         11,130,712
Republic of Brazil, 12.500%, 1/05/2022          BRL           114,735,000         76,777,933
Republic of Peru, 6.438%, 3/07/2017(c)                          2,829,000          2,829,000
Republic of South Africa, 13.000%, 8/31/2010(b) ZAR           500,585,000         80,029,077
                                                                              --------------
                                                                               2,337,865,372
                                                                              --------------
SUPERMARKETS - 1.0%
Albertson's, Inc., 6.625%, 6/01/2028                           17,485,000         15,507,954
Albertson's, Inc., 7.450%, 8/01/2029                           95,790,000         92,207,837
Albertson's, Inc., 7.750%, 6/15/2026                           18,430,000         18,322,498
Albertson's, Inc., 8.000%, 5/01/2031(b)                         9,680,000          9,825,519
Albertson's, Inc., 8.700%, 5/01/2030                            2,995,000          3,232,584
                                                                              --------------
                                                                                 139,096,392
                                                                              --------------
SUPRANATIONAL - 4.3%
Eurofima, Series EMTN, 10.000%, 11/03/2008      ISK           475,000,000          7,457,018
European Investment Bank, Zero Coupon Bond,
 9/12/2008, 144A                                BRL            10,732,465          5,307,102
European Investment Bank, Zero Coupon Bond,
 3/10/2021                                      AUD           148,280,000         56,651,870
European Investment Bank,
 4.600%, 1/30/2037, 144A                        CAD           200,000,000        190,660,031
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                    BRL           297,000,000        132,216,039
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                             NZD           184,525,000        127,480,791
Inter-American Development Bank, Series GMTN,
 6.250%, 6/22/2016                              NZD            17,875,000         12,586,036
Nordic Invest Bank, 13.000%, 9/12/2008          ISK         5,343,100,000         86,465,014
                                                                              --------------
                                                                                 618,823,901
                                                                              --------------
TECHNOLOGY - 2.5%
Affiliated Computer Services, Inc.,
 5.200%, 6/01/2015                                                115,000            101,487
Amkor Technology, Inc., 7.125%, 3/15/2011(b)                    8,785,000          8,521,450
Amkor Technology, Inc., 7.750%, 5/15/2013                      11,045,000         10,658,425
Arrow Electronics, Inc., 6.875%, 7/01/2013                     17,380,000         18,186,623
Arrow Electronics, Inc., 6.875%, 6/01/2018                      5,000,000          5,169,205
Avnet, Inc., 5.875%, 3/15/2014                                 36,145,000         36,026,625
Avnet, Inc., 6.000%, 9/01/2015                                 50,685,000         49,547,122
Avnet, Inc., 6.625%, 9/15/2016                                 15,225,000         15,372,439
Corning, Inc., 5.900%, 3/15/2014                                9,330,000          9,421,117
Corning, Inc., 6.200%, 3/15/2016                                5,155,000          5,263,415
Corning, Inc., 6.750%, 9/15/2013                               13,600,000         14,595,860
Corning, Inc., 6.850%, 3/01/2029                               10,321,000         10,506,654
Corning, Inc., 7.250%, 8/15/2036                                5,645,000          5,919,460

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                         PRINCIPAL AMOUNT (++)      VALUE (+)
---------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - CONTINUED
Freescale Semiconductor, Inc.,
 10.125%, 12/15/2016(b)                                      $      26,269,000 $   24,430,170
Lucent Technologies, Inc., 6.450%, 3/15/2029                        64,687,000     53,690,210
Lucent Technologies, Inc., 6.500%, 1/15/2028                         2,216,000      1,839,280
Motorola, Inc., 6.500%, 9/01/2025                                   10,200,000      9,876,854
Nortel Networks Corp., 6.875%, 9/01/2023(b)                         16,007,000     12,965,670
Nortel Networks Ltd., 10.125%, 7/15/2013, 144A                      17,805,000     18,316,894
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                                   8,695,000      7,347,275
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                            5,400,000      6,114,171
SunGard Data Systems, Inc., 9.125%, 8/15/2013                        1,790,000      1,861,600
SunGard Data Systems, Inc.,
 10.250%, 8/15/2015(b)                                               2,570,000      2,685,650
Xerox Capital Trust I, 8.000%, 2/01/2027                            25,440,000     25,665,424
Xerox Corp., 7.200%, 4/01/2016                                         615,000        641,579
                                                                               --------------
                                                                                  354,724,659
                                                                               --------------
TEXTILE - 0.1%
Kellwood Co., 7.625%, 10/15/2017(b)                                 11,070,000      9,686,250
                                                                               --------------
TOBACCO - 0.6%
Reynolds American, Inc., 6.750%, 6/15/2017                          71,085,000     72,703,961
Reynolds American, Inc., 7.250%, 6/15/2037(b)                       17,990,000     18,806,296
                                                                               --------------
                                                                                   91,510,257
                                                                               --------------
TRANSPORTATION SERVICES - 0.8%
APL Ltd., 8.000%, 1/15/2024(d)                                      19,894,000     16,710,960
Atlas Air, Inc., Series 1999-1A, 6.880%, 7/02/2009                   1,163,923      1,140,644
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(g)                                               18,164,300     20,888,945
Atlas Air, Inc., Series 1999-1C,
 8.770%, 1/02/2011(g)                                               15,689,997     15,219,297
Atlas Air, Inc., Series 2000-1,
 9.702%, 1/02/2008(g)                                                  201,720        191,634
Atlas Air, Inc., Series 2000-1, Class B,
 9.057%, 1/02/2014(g)                                                9,260,147     11,297,380
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(g)                     39,925,752     45,914,614
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)                      6,552,024      5,634,741
                                                                               --------------
                                                                                  116,998,215
                                                                               --------------
TREASURIES - 10.0%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)                          608,390,000    576,782,314
U.S. Treasury Bonds, 4.750%, 2/15/2037(b)                          145,260,000    143,251,345
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)                          669,175,000    716,331,093
                                                                               --------------
                                                                                1,436,364,752
                                                                               --------------
WIRELESS - 1.3%
ALLTEL Corp., 7.875%, 7/01/2032                                     62,699,000     50,801,112
Nextel Communications, Inc., Series E,
 6.875%, 10/31/2013                                                  5,780,000      5,803,114
Nextel Communications, Inc., Series F,
 5.950%, 3/15/2014                                                  35,275,000     33,677,395
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                                    925,000      1,092,656
Rogers Wireless, Inc., 6.375%, 3/01/2014                             1,895,000      1,914,284

                                                    PRINCIPAL AMOUNT (++)       VALUE (+)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELESS - CONTINUED
Rogers Wireless, Inc., 7.625%, 12/15/2011       CAD            24,915,000 $    27,007,094
Sprint Capital Corp., 6.875%, 11/15/2028                        8,496,000       8,199,473
Sprint Nextel Corp., 6.000%, 12/01/2016                        15,184,000      14,584,612
True Move Co. Ltd.,
 10.750%, 12/16/2013, 144A                                     36,610,000      36,961,456
Vodafone Group Plc, 6.150%, 2/27/2037                           2,655,000       2,547,711
                                                                          ---------------
                                                                              182,588,907
                                                                          ---------------
WIRELINES - 6.3%
AT&T Corp., 6.500%, 3/15/2029                                  27,859,000      28,057,077
AT&T, Inc., 6.150%, 9/15/2034                                  14,755,000      14,585,981
AT&T, Inc., 6.500%, 9/01/2037                                 152,250,000     156,984,518
Bell Canada, 5.000%, 2/15/2017                  CAD             7,738,000       6,513,877
Bell Canada, 6.550%, 5/01/2029, 144A            CAD             5,790,000       5,041,226
Bell Canada, 7.300%, 2/23/2032                  CAD            10,375,000       9,790,979
Bell Canada, Series M-17, 6.100%, 3/16/2035     CAD            25,380,000      20,957,733
BellSouth Corp., 6.000%, 11/15/2034(b)                         26,970,000      25,962,967
Embarq Corp., 7.995%, 6/01/2036                                 8,735,000       9,307,081
GTE Corp., 6.940%, 4/15/2028                                   11,700,000      12,159,541
Koninklijke (Royal) KPN NV,
 8.375%, 10/01/2030                                            10,505,000      12,093,797
Koninklijke (Royal) KPN NV, Series EMTN,
 5.750%, 3/18/2016                              GBP             1,600,000       3,130,901
Koninklijke (Royal) KPN NV, Series GMTN,
 4.000%, 6/22/2015                              EUR             2,750,000       3,575,145
Level 3 Financing, Inc., 8.750%, 2/15/2017                     39,155,000      37,784,575
Level 3 Financing, Inc., 9.250%, 11/01/2014                    11,380,000      11,209,300
New England Telephone & Telegraph,
 7.875%, 11/15/2029                                             2,740,000       3,044,491
Qwest Capital Funding, Inc., 6.375%, 7/15/2008                    919,000         919,000
Qwest Capital Funding, Inc.,
 6.500%, 11/15/2018                                            27,345,000      24,131,963
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(b)                                          65,420,000      56,097,650
Qwest Capital Funding, Inc., 7.000%, 8/03/2009                  4,995,000       5,019,975
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(b)                                           1,820,000       1,829,100
Qwest Capital Funding, Inc.,
 7.625%, 8/03/2021(b)                                           9,275,000       8,672,125
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                 35,735,000      32,608,187
Qwest Corp., 6.875%, 9/15/2033(b)                              20,490,000      19,158,150
Qwest Corp., 7.250%, 9/15/2025                                  8,825,000       8,670,563
Telecom Italia Capital, 6.000%, 9/30/2034                      30,915,000      28,745,200
Telecom Italia Capital, 6.375%, 11/15/2033                     26,400,000      25,478,244
Telefonica Emisiones SAU, 7.045%, 6/20/2036                   174,550,000     185,927,344
Telus Corp., 4.950%, 3/15/2017                  CAD            45,415,000      41,529,396
Verizon Communications, 5.850%, 9/15/2035                      87,716,000      83,793,691
Verizon Maryland, Inc., 5.125%, 6/15/2033                       9,290,000       7,665,606
Verizon New York, Inc., Series B,
 7.375%, 4/01/2032                                             17,475,000      18,604,497
                                                                          ---------------
                                                                              909,049,880
                                                                          ---------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $12,328,026,905)                                         12,954,714,720
                                                                          ---------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                     PRINCIPAL AMOUNT (++)    VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 3.2%

BANKING - 0.2%
Wells Fargo & Co., 5.106%, 5/01/2033(b)(c)               $      22,085,000 $ 21,983,409
                                                                           ------------
HEALTHCARE - 0.1%
Invitrogen Corp., 1.500%, 2/15/2024                             14,480,000   14,172,300
                                                                           ------------
INDEPENDENT ENERGY - 0.0%
Devon Energy Corp., 4.900%, 8/15/2008                            1,400,000    2,444,750
Devon Energy Corp., 4.950%, 8/15/2008                            2,600,000    4,540,250
                                                                           ------------
                                                                              6,985,000
                                                                           ------------
INDUSTRIAL OTHER - 0.2%
Incyte Corp., 3.500%, 2/15/2011(b)                              24,551,000   22,464,165
                                                                           ------------
MEDIA NON-CABLE - 0.1%
Liberty Media LLC, 3.500%, 1/15/2031                             7,815,448    7,571,216
Sinclair Broadcast Group, Inc., (Step to 2.000%
 on 1/15/2011), 4.875%, 7/15/2018(e)                             4,048,000    3,820,300
                                                                           ------------
                                                                             11,391,516
                                                                           ------------
PHARMACEUTICALS - 1.2%
Bristol-Myers Squibb Co.,
 5.194%, 9/15/2023(b)(c)                                        14,410,000   14,464,758
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                  21,410,000   21,035,325
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                    7,122,000    5,519,550
Human Genome Sciences, Inc.,
 2.250%, 8/15/2012                                              15,200,000   13,072,000
IVAX Corp., 4.500%, 5/15/2008                                    2,875,000    2,968,438
Nektar Therapeutics, 3.250%, 9/28/2012                          23,520,000   20,168,400
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                             38,828,000   39,604,560
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                              34,125,000   30,968,437
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                             33,914,000   30,649,777
                                                                           ------------
                                                                            178,451,245
                                                                           ------------
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Host Hotels & Resorts, Inc.,
 2.625%, 4/15/2027, 144A                                        13,365,000   12,045,206
                                                                           ------------
TECHNOLOGY - 0.4%
Avnet, Inc., 2.000%, 3/15/2034(b)                               18,780,000   24,085,350
Ciena Corp., 3.750%, 2/01/2008(b)                                1,250,000    1,240,625
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                             10,920,000   10,155,600
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                               5,465,000    4,884,344
Maxtor Corp., 5.750%, 3/01/2012(d)                              10,233,000    9,619,020
Nortel Networks Corp.,
 2.125%, 4/15/2014, 144A                                         7,365,000    5,984,062
Nortel Networks Corp., 4.250%, 9/01/2008                         5,993,000    5,880,631
Richardson Electronics Ltd., 7.750%, 12/15/2011                    395,000      387,100
                                                                           ------------
                                                                             62,236,732
                                                                           ------------
TEXTILE - 0.1%
Dixie Yarns, Inc., 7.000%, 5/15/2012                               165,000      155,306
Kellwood Co., (Step to 0.000% on 6/16/2011),
 3.500%, 6/15/2034(e)                                           15,830,000   14,425,088
                                                                           ------------
                                                                             14,580,394
                                                                           ------------

                                                   PRINCIPAL AMOUNT (++)       VALUE (+)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(f)                                  $       1,000,000 $            --
Preston Corp., 7.000%, 5/01/2011                                 750,000         725,963
                                                                         ---------------
                                                                                 725,963
                                                                         ---------------
WIRELESS - 0.0%
Nextel Communications, Inc.,
 5.250%, 1/15/2010                                             3,505,000       3,496,238
                                                                         ---------------
WIRELINES - 0.8%
Level 3 Communications, Inc.,
 2.875%, 7/15/2010                                            39,675,000      38,088,000
Level 3 Communications, Inc.,
 6.000%, 9/15/2009                                            36,190,000      34,425,737
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(b)                                         42,392,000      39,318,580
                                                                         ---------------
                                                                             111,832,317
                                                                         ---------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $440,770,471)                                              460,364,485
                                                                         ---------------

TOTAL BONDS AND NOTES
 (Identified Cost $12,768,797,376)                                        13,415,079,205
                                                                         ---------------

                                                                  SHARES
----------------------------------------------------------------------------------------

COMMON STOCKS - 0.4%

COMMUNICATIONS EQUIPMENT - 0.1%
Corning, Inc.(b)                                                 630,490      15,541,578
                                                                         ---------------
PHARMACEUTICALS - 0.3%
Vertex Pharmaceuticals, Inc.(b)(g)                               879,080      33,765,463
                                                                         ---------------

TOTAL COMMON STOCKS
 (Identified Cost $17,662,400)                                                49,307,041
                                                                         ---------------

PREFERRED STOCKS - 1.6%

CONVERTIBLE PREFERRED STOCKS - 1.6%

AUTOMOTIVE - 0.5%
Ford Motor Co., Capital Trust II, 6.500%(b)                    1,940,230      73,243,683
                                                                         ---------------
CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                                      12,771         616,201
                                                                         ---------------
CONSUMER PRODUCTS - 0.1%
Newell Financial Trust I, 5.250%                                 207,122       9,657,063
                                                                         ---------------

ELECTRIC - 0.1%
AES Trust III, 6.750%(b)                                         214,225      10,441,327
                                                                         ---------------
ELECTRIC UTILITIES - 0.1%
CMS Energy Trust I, 7.750%                                       207,375      10,342,828
                                                                         ---------------
HOTELS, RESTAURANTS & LEISURE - 0.1%
Six Flags, Inc., 7.250%(b)                                       517,100      10,822,903
                                                                         ---------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                 SHARES    VALUE (+)
------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

LODGING - 0.0%
FelCor Lodging Trust, Inc., Series A, 1.950%(b)                  51,100 $  1,198,806
                                                                        ------------
OIL, GAS & CONSUMABLE FUELS - 0.3%
Chesapeake Energy Corp., 4.500%(b)                               87,351    8,800,613
Chesapeake Energy Corp., 5.000%(b)                              360,780   40,226,970
                                                                        ------------
                                                                          49,027,583
                                                                        ------------
PACKAGING - 0.2%
Owens-Illinois, Inc., 4.750%                                    661,928   29,786,760
                                                                        ------------
PIPELINES - 0.1%
El Paso Energy Capital Trust I, 4.750%                          151,375    6,235,136
Williams Cos., Inc., 5.500%                                      25,000    3,990,625
                                                                        ------------
                                                                          10,225,761
                                                                        ------------
TECHNOLOGY - 0.1%
Lucent Technologies Capital Trust, 7.750%                        24,695   23,954,150
                                                                        ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $213,300,300)                                          229,317,065
                                                                        ------------

NON-CONVERTIBLE PREFERRED STOCKS - 0.0%

ELECTRIC - 0.0%
Connecticut Light & Power Co., 1.900%                             2,925      100,364
Entergy Arkansas, Inc., 4.320%                                      100        7,925
Entergy Mississippi, Inc., 4.360%                                 5,000      393,750
Entergy New Orleans, Inc., 4.360%                                   665       48,379
Entergy New Orleans, Inc., 4.750%                                   200       14,981
MDU Resources Group, Inc., 5.100%                                 1,545      154,355
Public Service Co., 4.000%                                          360       25,740
Southern California Edison Co., 4.780%                           50,100    1,082,160
Xcel Energy, Inc., 3.600%                                         1,100       79,200
                                                                        ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $1,383,151)                                              1,906,854
                                                                        ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $214,683,451)                                          231,223,919
                                                                        ------------

CLOSED END INVESTMENT COMPANIES - 0.2%
BlackRock Senior High Income Fund, Inc.                         203,625    1,142,336
Morgan Stanley Emerging Markets Debt Fund, Inc.                 356,954    3,437,467
Western Asset High Income Opportunity Fund, Inc.              2,217,450   14,346,902
Western Asset Managed High Income Fund, Inc.                  1,369,100    8,488,420
                                                                        ------------

TOTAL CLOSED END INVESTMENT COMPANIES
 (Identified Cost $27,141,024)                                            27,415,125
                                                                        ------------

                                                                                       PRINCIPAL AMOUNT (++)
--------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 19.3%
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/28/2007
at 3.750%, to be repurchased at $384,461,978 on
10/1/2007 collateralized by $79,475,000 Federal
Home Loan Mortgage Corp., 6.625% due
8/6/2037 with a value $81,759,906; $61,045,000
Federal Home Loan Mortgage Corp., 6.625%
due 8/28/2022 with a value of $61,884,369;
$60,000,000 Federal Home Loan Mortgage
Corp., 6.750% due 3/15/2031 with a value of
$71,925,000; $175,000,000 Federal National
Mortgage Association, 5.800% due 2/9/2026
with a value of $176,093,750 including accrued
interest (Note 2h of Notes to Financial
Statements)                                                                                   $  383,982,000


                                                                                                      SHARES
--------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(h)                                               2,388,234,523


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,772,216,523)


TOTAL INVESTMENTS - 115.0%
 (Identified Cost $15,800,500,774)(a)
 Other Assets Less Liabilities--(15.0)%


TOTAL NET ASSETS - 100.0%


(++)Principal amount stated in U.S. dollars unless otherwise noted.
(+)See Note 2a of Notes to Financial Statements.
(++)Amount shown represent units. One unit represents a principal amount of 100.
(a)Federal Tax Information:
     At September 30, 2007, the net unrealized appreciation on investments based on a cost of
     $15,814,239,547 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value

     Net unrealized appreciation

                                                                                 VALUE (+)
------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 19.3%
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/28/2007
at 3.750%, to be repurchased at $384,461,978 on
10/1/2007 collateralized by $79,475,000 Federal
Home Loan Mortgage Corp., 6.625% due
8/6/2037 with a value $81,759,906; $61,045,000
Federal Home Loan Mortgage Corp., 6.625%
due 8/28/2022 with a value of $61,884,369;
$60,000,000 Federal Home Loan Mortgage
Corp., 6.750% due 3/15/2031 with a value of
$71,925,000; $175,000,000 Federal National
Mortgage Association, 5.800% due 2/9/2026
with a value of $176,093,750 including accrued
interest (Note 2h of Notes to Financial
Statements)                                                               $    383,982,000
                                                                          ----------------


------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(h)                             2,388,234,523
                                                                          ----------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,772,216,523)                                            2,772,216,523
                                                                          ----------------

TOTAL INVESTMENTS - 115.0%
 (Identified Cost $15,800,500,774)(a)                                       16,495,241,813
 Other Assets Less Liabilities--(15.0)%                                    (2,152,997,409)
                                                                          ----------------

TOTAL NET ASSETS - 100.0%                                                 $ 14,342,244,404
                                                                          ----------------

(++)Principal amount stated in U.S. dollars unless otherwise noted.
(+)See Note 2a of Notes to Financial Statements.
(++)Amount shown represent units. One unit represents a principal amount of 100.
(a)Federal Tax Information:
     At September 30, 2007, the net unrealized appreciation on investments based on a cost of
     $15,814,239,547 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $    823,979,737
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (142,977,471)
                                                                          ----------------
     Net unrealized appreciation                                                                               $    681,002,266
                                                                          ----------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c)  Variable rate security. Rate as of September 30, 2007 is disclosed.
(d)  Illiquid security.
(e) Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(f)  Non-Income producing security due to default or bankruptcy filing.
(g)  Non-income producing security.
(h)  Represents investments of security lending collateral.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $1,441,654,410 or 10.1% of total net assets.
EMTN Euro Medium Term Note
GMTNGlobal Medium Term Note
    Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
    Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah;
    ISK: Iceland Krona; KRW: South Korean Won; MXN: Mexican Peso; MYR:
    Malaysian Ringgit; NZD: New Zealand Dollar; SGD: Singapore Dollar;
    THB: Thailand Baht; ZAR: South African Rand.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Sovereigns               16.3%
                         Treasuries               10.0
                         Wirelines                 7.1
                         Banking                   5.8
                         Supranational             4.3
                         Pharmaceuticals           3.9
                         Healthcare                3.1
                         Technology                3.0
                         Electric                  2.9
                         Media Cable               2.8
                         Automotive                2.5
                         Non-Captive Finance       2.4
                         Pipelines                 2.3
                         Independent Energy        2.2
                         Other, less than 2% each 27.1

CURRENCY EXPOSURE AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS
(UNAUDITED)

                         United States Dollar     63.7%
                         Canadian Dollar          15.2
                         Brazilian Real            3.0
                         New Zealand Dollar        3.0
                         Mexican Peso              2.6
                         Iceland Krona             2.0
                         Other, less than 2% each  6.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES FIXED INCOME FUND

                                                        PRINCIPAL AMOUNT (++)      VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - 94.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 90.1%

AEROSPACE & DEFENSE - 0.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A                    $        175,000 $      173,250
                                                                              --------------
AIRLINES - 0.1%
American Airlines, Inc., 7.324%, 10/15/2009                           250,000        248,437
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                                     34,639         34,466
Continental Airlines, Inc., Series 2000-2, Class B,
 8.307%, 4/02/2018                                                    125,361        125,048
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                                   224,184        216,898
                                                                              --------------
                                                                                     624,849
                                                                              --------------
ASSET-BACKED SECURITIES - 0.1%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                          725,000        680,545
Ford Credit Auto Owner Trust, Series 2004-A,
 Class A4, 3.540%, 11/15/2008                                          49,672         49,542
Ford Credit Auto Owner Trust,
 4.380%, 1/15/2010                                                    105,000        104,428
                                                                              --------------
                                                                                     834,515
                                                                              --------------
AUTOMOTIVE - 2.2%
Cummins, Inc., 7.125%, 3/01/2028                                    2,400,000      2,477,131
DaimlerChrysler NA Holding Corp.,
 6.500%, 11/15/2013                                                   200,000        207,385
Ford Motor Co., 6.375%, 2/01/2029                                     730,000        536,550
Ford Motor Co., 6.500%, 8/01/2018(b)                                   50,000         40,250
Ford Motor Co., 6.625%, 10/01/2028                                  2,435,000      1,814,075
Ford Motor Co., 7.125%, 11/15/2025                                    595,000        443,275
Ford Motor Co., 7.450%, 7/16/2031(b)                                4,565,000      3,583,525
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010                           55,000         51,722
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013                         110,000         99,407
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010                          500,000        488,762
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016                         565,000        528,560
General Motors Corp., 8.250%, 7/15/2023(b)                          2,740,000      2,397,500
General Motors Corp., 8.375%, 7/15/2033(b)                             55,000         48,194
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028                         375,000        316,875
                                                                              --------------
                                                                                  13,033,211
                                                                              --------------
BANKING - 5.7%
BAC Capital Trust VI, 5.625%, 3/08/2035                             2,385,000      2,130,487
Bank of America Corp., 4.850%, 11/15/2014                             500,000        474,505
Barclays Bank Plc, Series A, 4.160%, 5/12/2008(c)                   1,000,000      1,001,340
Barclays Financial LLC, 4.060%, 9/16/2010, 144A     KRW         2,340,000,000      2,522,812
Barclays Financial LLC, Series EMTN,
 4.100%, 3/22/2010, 144A                            THB            45,000,000      1,356,348
Barclays Financial LLC, 4.160%, 2/22/2010, 144A     THB           175,000,000      5,284,561
BNP Paribas SA, Series EMTN, Zero Coupon
 Bond, 6/13/2011, 144A                              IDR        18,710,000,000      1,509,280
CitiFinancial Credit Co., 6.250%, 1/01/2008                           300,000        300,520
HSBC Bank USA, 3.310%, 8/25/2010, 144A                              5,000,000      5,533,500
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                                    BRL            16,585,000      6,903,993

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                        PRINCIPAL AMOUNT (++)      VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BANKING - CONTINUED
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                    IDR        13,692,036,000 $    1,125,157
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                    IDR        17,920,000,000      1,472,203
JPMorgan Chase & Co., Zero Coupon Bond,
 4/12/2012, 144A                                    IDR        21,194,634,240      1,575,518
JPMorgan Chase & Co., Zero Coupon Bond,
 6/08/2012, Series EMTN, 144A                       MYR             4,651,835      1,134,461
JPMorgan Chase & Co., 6.375%, 4/01/2008                               500,000        502,620
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                   IDR        18,824,303,000      1,607,219
                                                                              --------------
                                                                                  34,434,524
                                                                              --------------
BUILDING MATERIALS - 0.6%
Owens Corning, Inc., 6.500%, 12/01/2016                               805,000        777,490
Owens Corning, Inc., 7.000%, 12/01/2036                             1,205,000      1,172,760
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)                        250,000        202,500
USG Corp., 6.300%, 11/15/2016                                       1,680,000      1,524,691
                                                                              --------------
                                                                                   3,677,441
                                                                              --------------
CHEMICALS - 1.3%
Borden, Inc., 7.875%, 2/15/2023                                     5,240,000      4,218,200
Borden, Inc., 8.375%, 4/15/2016                                        55,000         46,750
Borden, Inc., 9.200%, 3/15/2021                                       905,000        769,250
ICI Wilmington, Inc., 5.625%, 12/01/2013                              115,000        115,212
Lubrizol Corp., 5.500%, 10/01/2014                                    365,000        352,440
Lubrizol Corp., 6.500%, 10/01/2034                                  1,170,000      1,142,388
Methanex Corp., 6.000%, 8/15/2015                                   1,565,000      1,475,994
                                                                              --------------
                                                                                   8,120,234
                                                                              --------------
CONSTRUCTION MACHINERY - 0.2%
Toro Co., 6.625%, 5/01/2037                                           965,000        963,062
                                                                              --------------
DIVERSIFIED MANUFACTURING - 0.1%
General Electric Co., 5.000%, 2/01/2013                               500,000        495,633
                                                                              --------------
ELECTRIC - 3.9%
AES Corp., 7.750%, 3/01/2014                                          730,000        740,950
AES Corp., 9.375%, 9/15/2010(b)                                       100,000        105,500
Calpine Corp., 8.500%, 7/15/2010, 144A(d)                             215,000        232,200
Consolidated Edison Co. of N.Y.,
 5.625%, 7/01/2012                                                    110,000        111,165
Dominion Resources, Inc., 5.700%, 9/17/2012                           160,000        160,562
Duke Energy Corp., 4.200%, 10/01/2008                                  85,000         84,138
Dynegy Holdings, Inc., 7.125%, 5/15/2018                              380,000        346,750
Dynegy Holdings, Inc., 7.625%, 10/15/2026                             810,000        729,000
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                                  1,589,000      1,776,871
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 8.350%, 8/01/2013                                    500,000        559,164
Enersis SA, 7.375%, 1/15/2014                                         275,000        291,876
Enersis SA, 7.400%, 12/01/2016                                      4,000,000      4,308,304
Mackinaw Power LLC, 6.296%, 10/31/2023, 144A                        4,285,000      4,445,345
National Rural Utilities Cooperative Finance Corp.,
 4.150%, 3/15/2008                                                    400,000        396,837

                                                    PRINCIPAL AMOUNT (++)      VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - CONTINUED
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                       $        695,000 $      642,875
Nisource Finance Corp., 6.400%, 3/15/2018                       2,855,000      2,875,964
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                          988,736      1,018,150
Quezon Power Philippines Co., 8.860%, 6/15/2017                 1,483,300      1,498,133
TXU Corp., Series P, 5.550%, 11/15/2014                           170,000        137,107
TXU Corp., Series R, 6.550%, 11/15/2034                         1,155,000        905,824
White Pine Hydro LLC, 6.310%, 7/10/2017(e)                        450,000        458,184
White Pine Hydro LLC, 6.960%, 7/10/2037(e)                        670,000        681,961
White Pine Hydro LLC, 7.260%, 7/20/2015(e)                      1,280,000      1,311,887
                                                                          --------------
                                                                              23,818,747
                                                                          --------------
ENTERTAINMENT - 1.9%
Time Warner, Inc., 6.500%, 11/15/2036                             910,000        877,947
Time Warner, Inc., 6.625%, 5/15/2029                            2,065,000      2,022,346
Time Warner, Inc., 6.950%, 1/15/2028                              875,000        895,228
Time Warner, Inc., 7.625%, 4/15/2031                              730,000        794,010
Time Warner, Inc., 7.700%, 5/01/2032                            1,155,000      1,268,206
Viacom, Inc., 5.625%, 8/15/2012                                   500,000        497,759
Viacom, Inc., Class B, 6.875%, 4/30/2036                        4,880,000      4,859,670
                                                                          --------------
                                                                              11,215,166
                                                                          --------------
FOOD & BEVERAGE - 0.3%
Corn Products International, Inc.,
 6.625%, 4/15/2037                                              1,540,000      1,527,124
Sara Lee Corp., 6.125%, 11/01/2032                                295,000        275,188
                                                                          --------------
                                                                               1,802,312
                                                                          --------------
FOREIGN LOCAL GOVERNMENTS - 4.7%
Province of Alberta, 5.930%, 9/16/2016          CAD             1,030,675      1,097,812
Province of British Columbia, Zero Coupon
 Bond, 8/23/2013                                CAD            11,700,000      9,026,050
Province of Ontario, 5.700%, 12/01/2008         CAD            18,145,000     18,513,136
                                                                          --------------
                                                                              28,636,998
                                                                          --------------
GOVERNMENT OWNED - NO GUARANTEE - 0.4%
Pemex Project Funding Master Trust,
 5.750%, 12/15/2015                                               175,000        175,108
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                                250,000        308,360
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023                                             1,400,000      1,731,100
Pemex Project Funding Master Trust,
 9.250%, 3/30/2018                                                400,000        503,200
                                                                          --------------
                                                                               2,717,768
                                                                          --------------
GOVERNMENT SPONSORED - 0.4%
Federal Home Loan Bank, 4.500%, 12/24/2009                        500,000        498,323
Federal Home Loan Bank, 4.625%, 10/24/2007                      1,000,000        999,723
Federal Home Loan Bank, 6.050%, 11/07/2018                        500,000        500,746
Federal Home Loan Mortgage Corp.,
 5.000%, 2/18/2015                                                300,000        296,130
                                                                          --------------
                                                                               2,294,922
                                                                          --------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                        PRINCIPAL AMOUNT (++)      VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HEALTHCARE - 2.0%
Boston Scientific Corp., 5.450%, 6/15/2014                   $        290,000 $      260,275
Boston Scientific Corp., 6.400%, 6/15/2016                            860,000        784,750
Boston Scientific Corp., 7.000%, 11/15/2035                           830,000        720,025
HCA, Inc., 6.250%, 2/15/2013                                        1,000,000        885,000
HCA, Inc., 6.500%, 2/15/2016                                          565,000        480,250
HCA, Inc., 7.050%, 12/01/2027                                       3,545,000      2,684,639
HCA, Inc., 7.500%, 12/15/2023                                         415,000        338,618
HCA, Inc., 7.500%, 11/06/2033                                       1,440,000      1,159,200
HCA, Inc., 7.580%, 9/15/2025                                        2,900,000      2,363,271
HCA, Inc., 7.690%, 6/15/2025                                        2,070,000      1,700,159
HCA, Inc., 7.750%, 7/15/2036                                          220,000        176,200
HCA, Inc., 8.360%, 4/15/2024                                          380,000        330,401
Owens & Minor, Inc., 6.350%, 4/15/2016                                320,000        324,614
Tenet Healthcare Corp., 6.875%, 11/15/2031                             85,000         63,538
                                                                              --------------
                                                                                  12,270,940
                                                                              --------------
HOME CONSTRUCTION - 1.2%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016                     115,000         88,550
K. Hovnanian Enterprises, Inc.,
 6.375%, 12/15/2014                                                   155,000        120,125
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014                     115,000         89,413
Kimball Hill Homes, Inc., 10.500%, 12/15/2012(b)                      130,000         89,700
Lennar Corp., Series B, 5.600%, 5/31/2015                             500,000        430,168
Pulte Homes, Inc., 5.200%, 2/15/2015                                1,305,000      1,088,136
Pulte Homes, Inc., 6.000%, 2/15/2035                                3,920,000      2,857,359
Pulte Homes, Inc., 6.375%, 5/15/2033                                1,960,000      1,489,445
Stanley-Martin Communities LLC,
 9.750%, 8/15/2015                                                    370,000        275,650
Toll Brothers Finance Corp., 5.150%, 5/15/2015                        565,000        483,902
                                                                              --------------
                                                                                   7,012,448
                                                                              --------------
INDEPENDENT ENERGY - 2.6%
Anadarko Petroleum Corp., 5.950%, 9/15/2016                         3,495,000      3,461,479
Anadarko Petroleum Corp., 6.450%, 9/15/2036                         2,580,000      2,540,007
Bruce Mansfield Unit 1 2, 6.850%, 6/01/2034                         4,255,000      4,329,292
Chesapeake Energy Corp., 6.500%, 8/15/2017                            380,000        369,550
Chesapeake Energy Corp., 6.875%, 1/15/2016                            200,000        200,000
Chesapeake Energy Corp., 6.875%, 11/15/2020                           900,000        880,875
Pioneer Natural Resources Co., 5.875%, 7/15/2016                      435,000        390,600
Pioneer Natural Resources Co., 7.200%, 1/15/2028                    1,465,000      1,309,460
Progress Energy, Inc., 7.100%, 3/01/2011                               21,000         22,086
Talisman Energy, Inc., 5.850%, 2/01/2037                              550,000        490,393
Talisman Energy, Inc., 6.250%, 2/01/2038                            1,440,000      1,356,578
XTO Energy, Inc., 4.900%, 2/01/2014                                   220,000        208,786
XTO Energy, Inc., 5.300%, 6/30/2015                                    70,000         67,294
XTO Energy, Inc., 6.100%, 4/01/2036                                   155,000        149,925
                                                                              --------------
                                                                                  15,776,325
                                                                              --------------
INDUSTRIAL OTHER - 0.3%
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A                      1,575,000      1,558,118
                                                                              --------------
INTEGRATED ENERGY - 0.3%
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                                            1,563,432      1,576,487
                                                                              --------------

                                                      PRINCIPAL AMOUNT (++)      VALUE (+)
---------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

LIFE INSURANCE - 2.4%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD            17,000,000 $   11,372,445
Hartford Life Insurance Co., 4.560%, 9/15/2011(c)                   500,000        502,257
John Hancock Insurance Co., 3.800%, 12/15/2007                      500,000        498,373
John Hancock Insurance Co.,
 4.210%, 4/15/2009(c)                                               500,000        489,350
Principal Life Income Funding Trust,
 5.000%, 10/15/2014                                                 500,000        490,337
Protective Life Secured Trust,
 4.090%, 9/10/2014(c)                                             1,000,000        888,480
Prudential Financial, Inc., 4.000%, 12/15/2007                      400,000        398,271
                                                                            --------------
                                                                                14,639,513
                                                                            --------------
LOCAL AUTHORITIES - 1.6%
Michigan Tobacco Settlement Finance Authority,
 7.309%, 6/01/2034                                                2,540,000      2,506,802
Virginia Tobacco Settlement Financing Corp.,
 Series A-1, 6.706%, 6/01/2046                                    7,970,000      7,399,109
                                                                            --------------
                                                                                 9,905,911
                                                                            --------------
LODGING - 0.1%
Hilton Hotels Corp., 7.200%, 12/15/2009                             400,000        422,165
Host Marriott LP, Series O, 6.375%, 3/15/2015                       150,000        146,625
                                                                            --------------
                                                                                   568,790
                                                                            --------------
MEDIA CABLE - 3.3%
Comcast Corp., 5.650%, 6/15/2035                                  2,285,000      2,039,959
Comcast Corp., 6.450%, 3/15/2037                                  2,715,000      2,680,332
Comcast Corp., 6.500%, 11/15/2035                                 3,240,000      3,199,328
Comcast Corp., 6.950%, 8/15/2037                                  8,000,000      8,396,880
CSC Holdings, Inc., 6.750%, 4/15/2012                               200,000        192,500
CSC Holdings, Inc., 7.625%, 4/01/2011                                50,000         50,125
CSC Holdings, Inc., 7.875%, 2/15/2018                               170,000        164,900
Rogers Cable, Inc., 5.500%, 3/15/2014                               150,000        144,643
TCI Communications, Inc., 7.875%, 2/15/2026                         550,000        605,898
Time Warner Cable, Inc.,
 6.550%, 5/01/2037, 144A                                          1,500,000      1,471,471
Virgin Media Finance Plc, 9.125%, 8/15/2016                         400,000        415,000
Virgin Media Finance Plc, 9.750%, 4/15/2014       GBP               250,000        511,500
                                                                            --------------
                                                                                19,872,536
                                                                            --------------
MEDIA NON-CABLE - 0.5%
Clear Channel Communications, Inc.,
 4.250%, 5/15/2009                                                   85,000         81,021
News America, Inc., 6.150%, 3/01/2037                             2,630,000      2,452,699
News America, Inc., 6.200%, 12/15/2034                              795,000        748,489
                                                                            --------------
                                                                                 3,282,209
                                                                            --------------
MORTGAGE RELATED - 0.0%
GS Mortgage Securities Corp. II, Series 2005-GG4,
 Class A4A, 4.751%, 7/10/2039                                        95,000         90,665
                                                                            --------------
NON-CAPTIVE CONSUMER - 0.9%
American General Finance Corp., Series MTNG,
 5.375%, 9/01/2009                                                  165,000        166,112
HSBC Finance Corp., 6.500%, 11/15/2008                               60,000         60,818

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                      PRINCIPAL AMOUNT (++)      VALUE (+)
------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NON-CAPTIVE CONSUMER - CONTINUED
Residential Capital LLC, 7.375%, 5/17/2013        GBP               580,000 $      907,809
Residential Capital LLC, 7.500%, 4/17/2013                        2,705,000      2,184,287
Residential Capital LLC, 7.875%, 6/30/2015                          655,000        528,913
Residential Capital LLC, Series EMTN,
 8.875%, 7/01/2014                                GBP               560,000        905,150
SLM Corp., Series B, 4.510%, 9/15/2009(c)                           500,000        470,370
                                                                            --------------
                                                                                 5,223,459
                                                                            --------------
NON-CAPTIVE DIVERSIFIED - 2.2%
CIT Group, Inc., 5.000%, 2/13/2014                                  290,000        261,855
CIT Group, Inc., 5.050%, 9/15/2014(b)                               500,000        445,077
CIT Group, Inc., 5.125%, 9/30/2014                                  475,000        433,229
CIT Group, Inc., 6.000%, 4/01/2036                                  830,000        734,122
CIT Group, Inc., Series EMTN,
 5.500%, 12/20/2016                               GBP               300,000        516,512
General Electric Capital Corp., 3.500%, 5/01/2008                   150,000        148,615
General Electric Capital Corp.,
 4.200%, 12/15/2009                                                 400,000        392,100
General Electric Capital Corp., 6.500%, 9/28/2015 NZD             9,210,000      6,439,572
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD               250,000        167,089
General Electric Capital Corp., Series EMTN,
 6.750%, 9/26/2016                                NZD             1,345,000        963,551
General Electric Capital Corp., Series A, MTN,
 4.750%, 9/15/2014(b)                                               400,000        384,293
GMAC LLC, 5.625%, 5/15/2009                                       1,500,000      1,460,326
GMAC LLC, 6.125%, 1/22/2008(b)                                      500,000        498,976
GMAC LLC, 6.875%, 8/28/2012                                         200,000        187,597
GMAC LLC, Series EMTN, 6.375%, 12/07/2007         GBP               300,000        610,117
                                                                            --------------
                                                                                13,643,031
                                                                            --------------
OIL FIELD SERVICES - 0.2%
North American Energy Partners, Inc.,
 8.750%, 12/01/2011                                               1,000,000      1,010,000
                                                                            --------------
PACKAGING - 0.3%
Owens-Illinois, Inc., 7.800%, 5/15/2018                           2,000,000      1,970,000
                                                                            --------------
PAPER - 2.0%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                       650,000        432,250
Georgia-Pacific Corp., 7.250%, 6/01/2028                          2,000,000      1,830,000
Georgia-Pacific Corp., 7.375%, 12/01/2025                         2,868,000      2,667,240
Georgia-Pacific Corp., 7.750%, 11/15/2029                         6,005,000      5,704,750
Georgia-Pacific Corp., 8.000%, 1/15/2024                            132,000        128,700
International Paper Co., 4.000%, 4/01/2010                          150,000        145,535
International Paper Co., 4.250%, 1/15/2009                          700,000        689,325
Jefferson Smurfit Corp., 7.500%, 6/01/2013                          335,000        324,113
                                                                            --------------
                                                                                11,921,913
                                                                            --------------
PHARMACEUTICALS - 0.5%
Elan Financial Plc, 7.750%, 11/15/2011                            2,725,000      2,670,500
Schering-Plough Corp., 5.550%, 12/01/2013                            75,000         74,497
                                                                            --------------
                                                                                 2,744,997
                                                                            --------------

                                                       PRINCIPAL AMOUNT (++)      VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PIPELINES - 2.3%
DCP Midstream LP, 6.450%, 11/03/2036, 144A                  $      1,740,000 $    1,665,662
El Paso Corp., 6.950%, 6/01/2028                                     925,000        859,256
El Paso Corp., 7.800%, 8/01/2031                                     250,000        253,821
Enterprise Products Operating LP,
 6.300%, 9/15/2017                                                 1,550,000      1,552,119
Kinder Morgan Energy Partners LP,
 5.000%, 12/15/2013                                                  150,000        143,125
Kinder Morgan Finance, 6.400%, 1/05/2036                           2,290,000      1,951,522
Kinder Morgan, Inc., 6.500%, 9/01/2012                               110,000        108,917
Kinder Morgan, Inc., Senior Note,
 5.150%, 3/01/2015                                                   305,000        272,229
KN Capital Trust III, 7.630%, 4/15/2028                              615,000        550,454
Plains All American Pipeline LP,
 6.125%, 1/15/2017                                                 1,785,000      1,786,674
Plains All American Pipeline LP,
 6.650%, 1/15/2037                                                 3,850,000      3,829,814
Williams Cos., Inc., 7.500%, 1/15/2031                             1,000,000      1,037,500
                                                                             --------------
                                                                                 14,011,093
                                                                             --------------
PROPERTY & CASUALTY INSURANCE - 1.1%
Allstate Corp., 5.950%, 4/01/2036                                    540,000        515,108
Axis Capital Holdings Ltd., 5.750%, 12/01/2014                        80,000         79,167
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014                     1,190,000      1,148,321
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015                       775,000        748,512
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033                       180,000        155,180
Travelers Cos., Inc. (The), 6.250%, 6/15/2037                      1,925,000      1,856,842
Travelers Property Casualty Corp.,
 6.375%, 3/15/2033                                                 1,400,000      1,391,286
White Mountains RE Group,
 6.375%, 3/20/2017, 144A                                             750,000        729,060
                                                                             --------------
                                                                                  6,623,476
                                                                             --------------
RAILROADS - 0.3%
CSX Corp., 6.000%, 10/01/2036                                      1,575,000      1,474,742
Missouri Pacific Railroad Co., 5.000%, 1/01/2045                     500,000        345,000
                                                                             --------------
                                                                                  1,819,742
                                                                             --------------
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Colonial Realty LP, 4.750%, 2/01/2010                                 15,000         14,783
Highwoods Properties, Inc., 5.850%, 3/15/2017                      1,870,000      1,772,074
Highwoods Properties, Inc., 7.500%, 4/15/2018                        475,000        505,147
Realty Income Corp., 6.750%, 8/15/2019                             1,000,000      1,001,598
                                                                             --------------
                                                                                  3,293,602
                                                                             --------------
REFINING - 0.1%
Valero Energy Corp., 4.750%, 4/01/2014                               445,000        424,256
                                                                             --------------
RESTAURANTS - 0.1%
McDonald's Corp., 3.628%, 10/10/2010              SGD              1,000,000        686,579
                                                                             --------------
RETAILERS - 1.3%
Dillard's, Inc., 7.750%, 7/15/2026                                 1,025,000        923,781
Foot Locker, Inc., 8.500%, 1/15/2022                               1,100,000      1,050,500
Home Depot, Inc., 5.875%, 12/16/2036                               1,300,000      1,110,407
J.C. Penney Corp., Inc., 6.375%, 10/15/2036                        1,110,000      1,038,608
J.C. Penney Corp., Inc., 7.125%, 11/15/2023                          575,000        605,203

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                    PRINCIPAL AMOUNT (++)          VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RETAILERS - CONTINUED
Toys R Us, Inc., 7.375%, 10/15/2018                      $      3,240,000     $    2,600,100
Toys R Us, Inc., 7.875%, 4/15/2013                                750,000            652,500
                                                                              --------------
                                                                                   7,981,099
                                                                              --------------
SOVEREIGNS - 16.5%
Canadian Government, 4.250%, 9/01/2008         CAD             40,820,000         41,047,770
Canadian Government, 4.250%, 9/01/2009         CAD             16,520,000         16,648,719
Canadian Government, Series WH31,
 6.000%, 6/01/2008                             CAD                800,000            813,255
Government of Sweden, Series 1048,
 4.000%, 12/01/2009                            SEK              1,370,000            212,151
Mexican Fixed Rate Bonds, Series M-10,
 8.000%, 12/17/2015                            MXN                125,000(++)      1,148,810
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                            MXN                305,000(++)      2,800,588
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                            MXN              1,015,000(++)      9,761,721
Republic of Brazil, 8.250%, 1/20/2034                           9,711,000         12,231,004
Republic of Brazil, 10.250%, 1/10/2028         BRL             14,885,000          8,298,408
Republic of Brazil, 11.000%, 8/17/2040(b)                         575,000            769,062
Republic of Brazil, 12.500%, 1/05/2022         BRL                625,000            418,235
Republic of South Africa, 13.000%, 8/31/2010   ZAR             34,225,000          5,471,589
                                                                              --------------
                                                                                  99,621,312
                                                                              --------------
SUPERMARKETS - 1.6%
Albertson's, Inc., 6.625%, 6/01/2028                            1,745,000          1,547,691
Albertson's, Inc., 7.450%, 8/01/2029                            6,515,000          6,271,365
Albertson's, Inc., 7.750%, 6/15/2026                            1,470,000          1,461,426
Albertson's, Inc., 8.000%, 5/01/2031                              565,000            573,494
Albertson's, Inc., 8.700%, 5/01/2030                                5,000              5,397
American Stores Co., 8.000%, 6/01/2026                             25,000             25,463
Kroger Co., 4.950%, 1/15/2015                                      90,000             85,076
                                                                              --------------
                                                                                   9,969,912
                                                                              --------------
SUPRANATIONAL - 6.9%
European Investment Bank,
 4.600%, 1/30/2037, 144A                       CAD              6,000,000          5,719,801
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                   BRL             30,000,000         13,355,155
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                            NZD             19,735,000         13,634,106
Nordic Invest Bank, 13.000%, 9/12/2008         ISK            564,900,000          9,141,526
                                                                              --------------
                                                                                  41,850,588
                                                                              --------------
TECHNOLOGY - 2.2%
Amkor Technology, Inc., 7.125%, 3/15/2011                         725,000            703,250
Amkor Technology, Inc., 7.750%, 5/15/2013                         470,000            453,550
Arrow Electronics, Inc., 6.875%, 7/01/2013                      3,500,000          3,662,438
Avnet, Inc., 6.000%, 9/01/2015                                  1,645,000          1,608,070
Avnet, Inc., 6.625%, 9/15/2016                                    130,000            131,259
Corning, Inc., 6.200%, 3/15/2016                                  250,000            255,258
Corning, Inc., 6.850%, 3/01/2029                                  450,000            458,095
Corning, Inc., 7.250%, 8/15/2036                                1,175,000          1,232,128
International Business Machines Corp.,
 5.375%, 2/01/2009                                                480,000            483,386

                                                      PRINCIPAL AMOUNT (++)      VALUE (+)
------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - CONTINUED
Lucent Technologies, Inc., 6.450%, 3/15/2029               $        250,000 $      207,500
Motorola, Inc., 5.800%, 10/15/2008(b)                               500,000        504,084
Nortel Networks Corp., 6.875%, 9/01/2023                          1,325,000      1,073,250
Nortel Networks Ltd., 10.125%, 7/15/2013, 144A                    1,000,000      1,028,750
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                                  150,000        126,750
Samsung Electronics Co., Ltd.,
 7.700%, 10/01/2027, 144A                                         1,158,000      1,311,150
                                                                            --------------
                                                                                13,238,918
                                                                            --------------
TEXTILE - 0.5%
Kellwood Co., 7.625%, 10/15/2017                                  3,250,000      2,843,750
                                                                            --------------
TOBACCO - 0.7%
Reynolds American, Inc., 6.750%, 6/15/2017                        3,320,000      3,395,613
Reynolds American, Inc., 7.250%, 6/15/2037                          810,000        846,754
                                                                            --------------
                                                                                 4,242,367
                                                                            --------------
TRANSPORTATION SERVICES - 1.0%
APL Ltd., 8.000%, 1/15/2024(e)                                    2,500,000      2,100,000
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(f)                                             1,326,184      1,525,111
Atlas Air, Inc., Series 2000-1, Class B,
 9.057%, 1/02/2014(f)                                               394,351        481,108
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)                   1,500,291      1,725,335
                                                                            --------------
                                                                                 5,831,554
                                                                            --------------
TREASURIES - 4.9%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)                        18,700,000     17,728,479
U.S. Treasury Bonds, 5.250%, 11/15/2028(b)                          260,000        272,512
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)                        10,950,000     11,721,636
                                                                            --------------
                                                                                29,722,627
                                                                            --------------
WIRELESS - 1.4%
ALLTEL Corp., 7.875%, 7/01/2032                                   1,110,000        899,364
Nextel Communications, Inc., Series E,
 6.875%, 10/31/2013                                                 340,000        341,360
Nextel Communications, Inc., Series F,
 5.950%, 3/15/2014                                                1,150,000      1,097,917
Philippine Long Distance Telephone Co.,
 Series EMTN, 8.350%, 3/06/2017                                   3,914,000      4,280,742
Sprint Capital Corp., 6.125%, 11/15/2008                             65,000         65,478
Sprint Capital Corp., 6.875%, 11/15/2028                            677,000        653,371
Sprint Nextel Corp., 6.000%, 12/01/2016                             898,000        862,551
                                                                            --------------
                                                                                 8,200,783
                                                                            --------------
WIRELINES - 6.4%
AT&T Corp., 6.500%, 3/15/2029                                       355,000        357,524
AT&T, Inc., 6.500%, 9/01/2037                                     6,600,000      6,805,240
Bell Canada, 5.000%, 2/15/2017                   CAD                155,000        130,480
Bell Canada, 6.550%, 5/01/2029, 144A             CAD                195,000        169,782
Bell Canada, 7.300%, 2/23/2032                   CAD                190,000        179,305
Bell Canada, Series M-17, 6.100%, 3/16/2035      CAD                600,000        495,455
Embarq Corp., 7.082%, 6/01/2016                                     235,000        243,622
Embarq Corp., 7.995%, 6/01/2036                                     200,000        213,099
Level 3 Financing, Inc., 9.250%, 11/01/2014                         500,000        492,500

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                       PRINCIPAL AMOUNT (++)      VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - CONTINUED
Qwest Capital Funding, Inc., 6.500%, 11/15/2018             $      3,305,000 $    2,916,662
Qwest Capital Funding, Inc., 6.875%, 7/15/2028                     7,575,000      6,495,562
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(b)                                                850,000        854,250
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(b)                                                 25,000         25,125
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                       350,000        327,250
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                       775,000        707,187
Telecom Italia Capital, 6.000%, 9/30/2034                          1,330,000      1,236,653
Telecom Italia Capital, 6.375%, 11/15/2033                         1,320,000      1,273,912
Telefonica Emisiones SAU, 7.045%, 6/20/2036                       11,330,000     12,068,501
Verizon Communications, 5.850%, 9/15/2035                          3,975,000      3,797,254
Verizon New Jersey, Inc., 5.875%, 1/17/2012                           80,000         81,378
                                                                             --------------
                                                                                 38,870,741
                                                                             --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $511,515,867)                                                 545,142,373
                                                                             --------------

CONVERTIBLE BONDS - 4.5%

INDEPENDENT ENERGY - 0.9%
Devon Energy Corp., 4.900%, 8/15/2008                              1,300,000      2,270,125
Devon Energy Corp., 4.950%, 8/15/2008                              1,900,000      3,317,875
                                                                             --------------
                                                                                  5,588,000
                                                                             --------------
INDUSTRIAL OTHER - 0.2%
Incyte Corp., 3.500%, 2/15/2011                                    1,290,000      1,180,350
                                                                             --------------
MEDIA NON-CABLE - 0.1%
Liberty Media LLC, 3.500%, 1/15/2031                                 208,635        202,115
Sinclair Broadcast Group, Inc., (Step to 2.000%
 on 1/15/2011), 4.875%, 7/15/2018(g)                                 500,000        471,875
                                                                             --------------
                                                                                    673,990
                                                                             --------------
PHARMACEUTICALS - 1.1%
Bristol-Myers Squibb Co., 5.194%, 9/15/2023(c)                       150,000        150,570
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                     1,795,000      1,763,587
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                        250,000        193,750
Nektar Therapeutics, 3.250%, 9/28/2012                             1,065,000        913,238
Nektar Therapeutics, 3.500%, 10/17/2007                              195,000        192,563
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                                1,200,000      1,224,000
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                                 1,035,000        939,262
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                                1,095,000        989,606
                                                                             --------------
                                                                                  6,366,576
                                                                             --------------
PIPELINES - 0.3%
CenterPoint Energy Resources Corp.,
 6.000%, 3/15/2012                                                 1,884,950      1,856,676
                                                                             --------------
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Host Hotels & Resorts, Inc.,
 2.625%, 4/15/2027, 144A                                           1,430,000      1,288,787
                                                                             --------------

                                                       PRINCIPAL AMOUNT (++)      VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - 0.5%
Avnet, Inc., 2.000%, 3/15/2034                              $      1,270,000 $    1,628,775
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                                  425,000        395,250
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                                   380,000        339,625
Maxtor Corp., 5.750%, 3/01/2012(e)                                   446,000        419,240
Nortel Networks Corp., 4.250%, 9/01/2008                             263,000        258,069
Richardson Electronics Ltd., 7.750%, 12/15/2011                      263,000        257,740
                                                                             --------------
                                                                                  3,298,699
                                                                             --------------
TEXTILE - 0.1%
Dixie Yarns, Inc., 7.000%, 5/15/2012                                  85,000         80,006
Kellwood Co., (Step to 0.000% on 6/16/2011),
 3.500%, 6/15/2034(g)                                                500,000        455,625
                                                                             --------------
                                                                                    535,631
                                                                             --------------
WIRELINES - 1.1%
Level 3 Communications, Inc., 2.875%, 7/15/2010                    3,870,000      3,715,200
Level 3 Communications, Inc., 6.000%, 9/15/2009                    2,685,000      2,554,106
Level 3 Communications, Inc., 6.000%, 3/15/2010                      125,000        115,938
                                                                             --------------
                                                                                  6,385,244
                                                                             --------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $23,359,047)                                                   27,173,953
                                                                             --------------

TOTAL BONDS AND NOTES
 (Identified Cost $534,874,914)                                                 572,316,326
                                                                             --------------

                                                                      SHARES
-------------------------------------------------------------------------------------------

COMMON STOCKS - 0.9%

COMMUNICATIONS EQUIPMENT - 0.9%
Corning, Inc.(b)
(Identified Cost $1,552,215)                                         205,167      5,057,367
                                                                             --------------

PREFERRED STOCKS - 1.9%

NON-CONVERTIBLE PREFERRED STOCKS - 0.1%

ELECTRIC - 0.1%
Entergy New Orleans, Inc., 4.360%                                         90          6,548
Entergy New Orleans, Inc., 4.750%                                      2,876        215,431
MDU Resources Group, Inc., 5.100%                                        360         35,966
Public Service Electric & Gas Co., 4.180%(b)                           1,950        151,008
Union Electric Co., 4.500%                                             4,670        386,442
Xcel Energy, Inc., 4.110%                                                100          9,722
                                                                             --------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $579,668)                                            2,500        805,117
                                                                             --------------

CONVERTIBLE PREFERRED STOCKS - 1.8%

AUTOMOTIVE - 0.5%
Ford Motor Co., Capital Trust II, 6.500%                              79,845      3,014,148
                                                                             --------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                           SHARES      VALUE (+)
------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - CONTINUED

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                                                1,975 $       95,294
                                                                                  --------------
CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                                           25,075      1,169,122
                                                                                  --------------
ELECTRIC - 0.1%
AES Trust III, 6.750%                                                      10,000        487,400
                                                                                  --------------
INDEPENDENT ENERGY - 0.4%
Chesapeake Energy Corp., 4.500%(b)                                            775         78,081
Chesapeake Energy Corp., 5.000%                                            19,065      2,125,748
                                                                                  --------------
                                                                                       2,203,829
                                                                                  --------------
LODGING - 0.0%
FelCor Lodging Trust, Inc., Series A, 1.950%                                2,500         58,650
                                                                                  --------------
PACKAGING - 0.3%
Owens-Illinois, Inc., 4.750%                                               35,250      1,586,250
                                                                                  --------------
PIPELINES - 0.1%
El Paso Energy Capital Trust I, 4.750%                                     20,200        832,038
                                                                                  --------------
TECHNOLOGY - 0.2%
Lucent Technologies Capital Trust, 7.750%                                   1,500      1,455,000
                                                                                  --------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $9,917,942)                                                         10,901,731
                                                                                  --------------

TOTAL PREFERRED STOCKS
 (Identified Cost $10,497,610)                                                        11,706,848
                                                                                  --------------

                                                            PRINCIPAL AMOUNT (++)
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 7.6%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to
be repurchased at $9,060,831 on 10/01/07
collateralized by $9,025,000 Federal National
Mortgage Association, 6.060% due 6/06/17 with a
value of $9,239,344, including accrued interest
(Note 2h Notes to Financial Statements)                          $      9,058,000      9,058,000
                                                                                  --------------

                                                                           SHARES
------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(h)                       37,079,748     37,079,748
                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $46,137,748)                                                        46,137,748
                                                                                  --------------

TOTAL INVESTMENTS - 105.0%
 (Identified Cost $593,062,487)(a)                                                   635,218,289
 Other Assets Less Liabilities--(5.0)%                                              (30,117,852)
                                                                                  --------------

TOTAL NET ASSETS - 100.0%                                                         $  605,100,437
                                                                                  --------------

(++)Principal amount stated in U.S. dollars unless otherwise noted.
(+)See Note 2a of Notes to Financial Statements.
(++)Amount shown represents units. One unit represents a principal amount of 100.

(a)Federal Tax Information:
 At September 30, 2007, the net unrealized appreciation on investments based on a cost of $593,926,244 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $ 48,47
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (7,182
                                                                                                           ------------
 Net unrealized appreciation                                                                               $ 41,292,045
                                                                                                           ------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c) Variable rate security. Rate as of September 30, 2007 is disclosed.
(d) Non-Income producing security due to default or bankruptcy filing.
(e) Illiquid security.
(f) Non-income producing security.
(g) Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(h) Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $63,785,510 or 10.5% of total net assets.
EMTNEuro Medium Term Note
MTN Medium Term Note
    Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; GBP:
    British Pound; IDR: Indonesian Rupiah; ISK: Iceland Krona; KRW: South Korean Won; MXN: Mexican Peso; MYR: Malaysian Ringgit; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; THB: Thailand Baht;
    ZAR: South African Rand

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                        Sovereigns                16.5%
                        Wirelines                  7.5
                        Supranational              6.9
                        Banking                    5.7
                        Treasuries                 4.9
                        Foreign Local Governments  4.7
                        Electric                   4.1
                        Independent Energy         3.5
                        Media Cable                3.3
                        Technology                 2.9
                        Pipelines                  2.7
                        Automotive                 2.7
                        Life Insurance             2.4
                        Non-Captive Diversified    2.2
                        Healthcare                 2.0
                        Paper                      2.0
                        Other, less than 2% each  25.6

CURRENCY EXPOSURE AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS
(UNAUDITED)

                         United States Dollar     63.4%
                         Canadian Dollar          15.5
                         Brazilian Real            4.8
                         New Zealand Dollar        3.5
                         Mexican Peso              2.3
                         Singapore Dollar          2.0
                         Other, less than 2% each  5.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES GLOBAL BOND FUND

                                                 PRINCIPAL AMOUNT (++)       VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - 94.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 94.2%

ARGENTINA - 1.7%
Republic of Argentina, 2.000%, 9/30/2014     ARS            26,351,021 $     6,266,527
Republic of Argentina, Discount Note,
 5.830%, 12/31/2033                          ARS            74,524,071      18,568,038
Transportadora de Gas del Sur SA,
 7.875%, 5/14/2017(b), 144A                                  8,050,000       7,434,175
                                                                       ---------------
                                                                            32,268,740
                                                                       ---------------
AUSTRIA - 1.5%
Oesterreichische Kontrollbank AG,
 1.800%, 3/22/2010                           JPY         2,530,000,000      22,417,983
Sappi Papier Holding AG,
 7.500%, 6/15/2032, 144A                                     5,910,000       5,337,227
                                                                       ---------------
                                                                            27,755,210
                                                                       ---------------
BELGIUM - 1.5%
Kingdom of Belgium, 5.500%, 9/28/2017        EUR            18,555,000      28,574,912
                                                                       ---------------
BERMUDA - 0.3%
White Mountains RE Group,
 6.375%, 3/20/2017, 144A                                     5,000,000       4,860,400
                                                                       ---------------
BRAZIL - 0.5%
Cosan Finance Ltd.,
 7.000%, 2/01/2017(b), 144A                                  1,250,000       1,200,000
ISA Capital Do Brasil SA,
 7.875%, 1/30/2012(b), 144A                                  1,100,000       1,116,500
Marfrig Overseas Ltd.,
 9.625%, 11/16/2016(b), 144A                                 1,170,000       1,208,025
Republic of Brazil, 10.250%, 1/10/2028       BRL             9,750,000       5,435,638
                                                                       ---------------
                                                                             8,960,163
                                                                       ---------------
CANADA - 2.4%
Bell Aliant Regional Communications,
 5.410%, 9/26/2016                           CAD             4,280,000       3,875,516
Bell Canada, 5.000%, 2/15/2017               CAD             4,035,000       3,396,678
Bell Canada, 6.550%, 5/01/2029, 144A         CAD               160,000         139,309
Bell Canada, 7.300%, 2/23/2032               CAD               385,000         363,328
Bell Canada, Series M-17, 6.100%, 3/16/2035  CAD               710,000         586,288
Canadian Government, 4.250%, 9/01/2009       CAD             3,100,000       3,124,154
Canadian Government, 4.500%, 6/01/2015(b)    CAD            22,665,000      23,085,418
Province of Quebec, 1.600%, 5/09/2013        JPY           687,000,000       6,026,622
Shaw Communications, Inc., 5.700%, 3/02/2017 CAD             4,215,000       3,982,987
Shaw Communications, Inc.,
 7.200%, 12/15/2011                                            125,000         127,813
                                                                       ---------------
                                                                            44,708,113
                                                                       ---------------
CAYMAN ISLAND - 0.5%
Embraer Overseas Ltd., 6.375%, 1/24/2017                       580,000         575,650
LPG International, Inc., 7.250%, 12/20/2015                  3,010,000       3,026,555
Vale Overseas Ltd., 6.875%, 11/21/2036                       6,250,000       6,439,169
                                                                       ---------------
                                                                            10,041,374
                                                                       ---------------
COLOMBIA - 0.5%
Republic of Colombia, 7.375%, 1/27/2017(b)                   1,430,000       1,555,125
Republic of Colombia, 9.850%, 6/28/2027      COP         3,195,000,000       1,602,806
Republic of Colombia, 11.750%, 3/01/2010     COP         3,090,000,000       1,604,907
Republic of Colombia, 12.000%, 10/22/2015(b) COP         9,545,000,000       5,335,205
                                                                       ---------------
                                                                            10,098,043
                                                                       ---------------

                                                  PRINCIPAL AMOUNT (++)       VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

EGYPT - 0.3%
Republic of Egypt, Series REGS,
 8.750%, 7/18/2012, 144A                      EGP            33,650,000 $     6,172,931
                                                                        ---------------
FINLAND - 0.2%
Nordic Invest Bank, 13.000%, 9/12/2008        ISK           223,200,000       3,611,946
                                                                        ---------------
FRANCE - 3.8%
France Telecom SA, Series EMTN,
 3.625%, 10/14/2015(b)                        EUR             6,255,000       8,052,911
Government of France, 5.000%, 10/25/2016      EUR            28,000,000      41,687,355
Lafarge SA, Series EMTN, 4.750%, 3/23/2020(b) EUR             3,335,000       4,249,077
Pinault Printemps Redoute SA, Series EMTN,
 4.000%, 1/29/2013                            EUR             3,235,000       4,286,429
Veolia Environnement, Series EMTN,
 4.000%, 2/12/2016                            EUR               975,000       1,256,867
Veolia Environnement, Series EMTN,
 5.125%, 5/24/2022                            EUR             2,375,000       3,125,698
Wendel, 4.375%, 8/09/2017                     EUR             3,050,000       3,868,422
Wendel, 4.875%, 5/26/2016                     EUR             3,300,000       4,436,928
                                                                        ---------------
                                                                             70,963,687
                                                                        ---------------
GERMANY - 11.3%
Bayerische Landesbank, Series EMTN,
 3.125%, 2/10/2009                            CHF             7,360,000       6,343,571
Bertelsmann AG, Series EMTN,
 3.625%, 10/06/2015                           EUR             4,170,000       5,280,996
Bundesrepublik Deutschland, Series 06,
 3.750%, 1/04/2017                            EUR            21,060,000      28,788,139
Bundesrepublik Deutschland, Series 97,
 6.500%, 7/04/2027                            EUR             5,040,000       8,933,607
Kreditanstalt fuer Wiederaufbau,
 2.500%, 10/11/2010                           EUR            15,925,000      21,632,537
Kreditanstalt fuer Wiederaufbau, Series EMTN,
 10.000%, 10/27/2008                          ISK           376,800,000       5,940,447
Kreditanstalt fuer Wiederaufbau, Series INTL,
 1.850%, 9/20/2010                            JPY         2,214,000,000      19,687,301
Munchener Hypothekenbank eG,
 5.000%, 1/16/2012                            EUR            31,180,000      45,412,758
Republic of Germany, 3.250%, 4/17/2009        EUR            40,905,000      57,601,700
Republic of Germany, 4.000%, 1/04/2037        EUR             9,435,000      12,201,149
                                                                        ---------------
                                                                            211,822,205
                                                                        ---------------
GHANA - 0.2%
Republic of Ghana, 8.500%, 10/04/2017, 144A                   3,800,000       3,871,250
                                                                        ---------------
INDIA - 0.9%
Canara Bank, 6.365%, 11/28/2021(b)(c)                         9,400,000       8,719,337
ICICI Bank Ltd., 6.375%, 4/30/2022, 144A(c)                   7,800,000       7,293,780
                                                                        ---------------
                                                                             16,013,117
                                                                        ---------------
IRELAND - 0.7%
Depfa ACS Bank, Series EMTN,
 1.875%, 5/07/2009                            CHF             2,160,000       1,827,645
Republic of Ireland, 4.600%, 4/18/2016        EUR             7,450,000      10,761,535
                                                                        ---------------
                                                                             12,589,180
                                                                        ---------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                  PRINCIPAL AMOUNT (++)       VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

JAPAN - 6.9%
Development Bank of Japan,
 1.750%, 3/17/2017(b)                         JPY         8,100,000,000 $    70,236,129
Japan Government, 0.900%, 9/15/2009           JPY         6,650,000,000      57,941,349
                                                                        ---------------
                                                                            128,177,478
                                                                        ---------------
KOREA - 0.7%
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A                  1,610,000       1,553,650
SK Telecom Co., Ltd., 6.625%, 7/20/2027, 144A                11,225,000      11,381,095
                                                                        ---------------
                                                                             12,934,745
                                                                        ---------------
LUXEMBOURG - 0.4%
Telecom Italia Capital, 6.000%, 9/30/2034                     2,020,000       1,878,224
Telecom Italia Capital, 6.375%, 11/15/2033                    1,910,000       1,843,313
Telecom Italia Capital SA, 4.950%, 9/30/2014                  3,990,000       3,771,212
                                                                        ---------------
                                                                              7,492,749
                                                                        ---------------
MEXICO - 0.5%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A                      1,340,000       1,319,900
Desarrolladora Homex SAB de CV,
 7.500%, 9/28/2015(b)                                         8,210,000       8,168,950
                                                                        ---------------
                                                                              9,488,850
                                                                        ---------------
NETHERLANDS - 1.9%
Bite Finance International,
 8.230%, 3/15/2014, 144A(c)                   EUR             2,820,000       4,061,390
Excelcomindo Finance Co.,
 7.125%, 1/18/2013, 144A                                      1,460,000       1,463,650
Kingdom of Netherlands, 5.500%, 1/15/2028     EUR            12,995,000      20,607,083
Majapahit Holding BV,
 7.250%, 6/28/2017(b), 144A                                   3,340,000       3,273,200
Rabobank Nederland, Series EMTN,
 13.500%, 1/28/2008, 144A                     ISK           350,000,000       5,643,165
                                                                        ---------------
                                                                             35,048,488
                                                                        ---------------
POLAND - 0.6%
Republic of Poland, Series 2BR,
 1.020%, 6/09/2009                            JPY         1,200,000,000      10,424,773
                                                                        ---------------
SINGAPORE - 1.3%
Government of Singapore, 3.625%, 7/01/2011    SGD             9,640,000       6,792,848
Government of Singapore, 4.625%, 7/01/2010    SGD            23,265,000      16,685,461
SP Powerassets Ltd., 3.730%, 10/22/2010       SGD             2,340,000       1,615,685
                                                                        ---------------
                                                                             25,093,994
                                                                        ---------------
SOUTH AFRICA - 1.2%
Edcon Proprietary Ltd.,
 7.980%, 6/15/2014, 144A(c)                   EUR             8,335,000      11,023,607
Republic of South Africa, 4.500%, 4/05/2016   EUR             9,090,000      12,245,350
                                                                        ---------------
                                                                             23,268,957
                                                                        ---------------
SPAIN - 1.1%
Instituto de Credito Oficial, Series EMTN,
 0.800%, 9/28/2009                            JPY         1,565,000,000      13,562,561
Telefonica Emisiones SAU, 6.221%, 7/03/2017                   7,675,000       7,753,400
                                                                        ---------------
                                                                             21,315,961
                                                                        ---------------

                                                   PRINCIPAL AMOUNT (++)       VALUE (+)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SUPRANATIONAL - 3.3%
European Investment Bank, 1.250%, 9/20/2012    JPY         2,400,000,000 $    20,906,755
European Investment Bank, 1.400%, 6/20/2017    JPY         2,810,000,000      23,861,967
European Investment Bank, Series EMTN,
 6.500%, 8/12/2014                             PLN            43,400,000      17,256,474
                                                                         ---------------
                                                                              62,025,196
                                                                         ---------------
SWEDEN - 2.0%
Government of Sweden, Series 1048,
 4.000%, 12/01/2009                            SEK           227,720,000      35,263,542
Stena AB, 7.000%, 12/01/2016(b)                                1,445,000       1,437,775
                                                                         ---------------
                                                                              36,701,317
                                                                         ---------------
UNITED KINGDOM - 7.4%
BSKYB Finance UK Plc, 5.750%, 10/20/2017       GBP             3,270,000       6,313,811
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                              IDR        75,579,375,000       6,452,966
Network Rail MTN Finance Plc, Series EMTN,
 4.875%, 3/06/2009                             GBP             6,200,000      12,579,673
Standard Chartered Bank, 6.750%, 4/27/2009     GBP               800,000       1,646,382
United Kingdom Treasury, 4.000%, 3/07/2009     GBP             2,050,000       4,134,360
United Kingdom Treasury, 4.000%, 9/07/2016     GBP             3,270,000       6,209,306
United Kingdom Treasury, 4.250%, 3/07/2036     GBP             3,415,000       6,597,554
United Kingdom Treasury, 4.750%, 3/07/2020     GBP             5,780,000      11,608,746
United Kingdom Treasury, 5.000%, 3/07/2025     GBP            26,430,000      55,114,525
United Kingdom Treasury, 5.250%, 6/07/2012     GBP            13,155,000      27,149,805
                                                                         ---------------
                                                                             137,807,128
                                                                         ---------------
UNITED STATES - 39.6%
Albertson's, Inc., 6.625%, 6/01/2028                             830,000         736,151
Albertson's, Inc., 7.450%, 8/01/2029(b)                        5,544,000       5,336,677
Albertson's, Inc., 7.750%, 6/15/2026(b)                           50,000          49,708
American Express Co., 6.150%, 8/28/2017                        2,955,000       2,982,041
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                       SGD            16,300,000      10,904,168
Bank of America, 5.300%, 3/15/2017(b)                         15,925,000      15,447,393
Barclays Financial LLC, 4.060%, 9/16/2010,
 144A                                          KRW         6,820,000,000       7,352,812
Barclays Financial LLC, 4.460%, 9/23/2010,
 144A                                          KRW         3,250,000,000       3,542,614
Barclays Financial LLC,
 4.910%, 3/23/2009, 144A(c)                    KRW         4,844,220,000       5,368,234
Cardinal Health, Inc., 6.000%, 6/15/2017, 144A                 4,570,000       4,559,489
Cargill, Inc., 5.600%, 9/15/2012, 144A                         5,595,000       5,637,947
Chesapeake Energy Corp., 6.500%, 8/15/2017                     1,990,000       1,935,275
Chesapeake Energy Corp., 6.875%, 11/15/2020                    5,615,000       5,495,681
CIT Group, Inc., 5.500%, 12/01/2014            GBP             9,525,000      16,835,018
CIT Group, Inc., Series EMTN,
 5.500%, 12/20/2016                            GBP               200,000         344,341
Citi Credit Card Issuance Trust,
 5.375%, 4/10/2013                             EUR             5,130,000       7,453,122
Comcast Corp., 4.950%, 6/15/2016                               6,300,000       5,836,377
Comcast Corp., 5.900%, 3/15/2016                               3,360,000       3,342,461
Comcast Corp., 6.950%, 8/15/2037                               7,560,000       7,935,052
Community Health Systems, Inc.,
 8.875%, 7/15/2015, 144A                                       3,490,000       3,585,975

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                               PRINCIPAL AMOUNT (++)       VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Corning, Inc., 5.900%, 3/15/2014                    $      1,675,000 $     1,691,358
Corning, Inc., 6.200%, 3/15/2016                           3,180,000       3,246,879
Corning, Inc., 6.750%, 9/15/2013                             400,000         429,290
Couche-Tard US/Finance, 7.500%, 12/15/2013                 3,775,000       3,841,063
CSX Corp., 5.600%, 5/01/2017                                 859,000         823,335
CSX Corp., 6.000%, 10/01/2036(b)                           7,016,000       6,569,389
CVS Caremark Corp., 5.750%, 6/01/2017                      5,655,000       5,519,568
DaimlerChrysler NA Holding,
 4.875%, 6/15/2010                                         3,285,000       3,247,725
Federal Home Loan Mortgage Corp.,
 4.000%, 12/01/2019                                          151,521         142,821
Federal Home Loan Mortgage Corp.,
 4.000%, 2/01/2020                                           238,770         225,061
Federal Home Loan Mortgage Corp.,
 4.000%, 9/01/2020                                         1,017,472         956,669
Federal Home Loan Mortgage Corp.,
 4.500%, 9/01/2020                                         4,720,389       4,544,367
Federal Home Loan Mortgage Corp.,
 4.500%, 4/01/2035                                         5,195,210       4,834,223
Federal Home Loan Mortgage Corp.,
 5.000%, 4/01/2020                                         3,501,308       3,432,991
Federal Home Loan Mortgage Corp.,
 5.000%, 7/01/2035                                        21,432,437      20,477,988
Federal Home Loan Mortgage Corp.,
 5.000%, 8/01/2035                                         7,715,887       7,372,276
Federal Home Loan Mortgage Corp.,
 5.500%, 5/01/2020                                         1,911,832       1,906,925
Federal Home Loan Mortgage Corp.,
 5.500%, 1/01/2021                                         1,275,929       1,272,654
Federal Home Loan Mortgage Corp.,
 5.500%, 4/01/2037                                        57,720,117      56,526,230
Federal Home Loan Mortgage Corp.,
 6.000%, 5/01/2018                                           672,852         682,925
Federal Home Loan Mortgage Corp.,
 6.000%, 10/01/2020                                        1,186,753       1,201,887
Federal Home Loan Mortgage Corp.,
 6.500%, 8/01/2035                                           820,653         836,386
Federal Home Loan Mortgage Corp.,
 6.500%, 10/01/2035                                          973,307         991,966
Federal National Mortgage Association,
 1.750%, 3/26/2008                         JPY         2,310,000,000      20,184,431
Federal National Mortgage Association,
 2.290%, 2/19/2009                         SGD            16,200,000      10,839,703
Federal National Mortgage Association,
 4.500%, 6/01/2019                                         4,743,718       4,571,948
Federal National Mortgage Association,
 4.500%, 9/01/2035                                         2,073,537       1,924,717
Federal National Mortgage Association,
 5.000%, 10/01/2019                                        1,595,901       1,567,176
Federal National Mortgage Association,
 5.000%, 10/01/2019                                          422,415         414,812
Federal National Mortgage Association,
 5.000%, 4/01/2020                                           405,126         397,215

                                             PRINCIPAL AMOUNT (++)       VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Federal National Mortgage Association,
 5.000%, 6/01/2020                                $        744,423 $       729,888
Federal National Mortgage Association,
 5.000%, 7/01/2035(d)                                    4,264,151       4,074,138
Federal National Mortgage Association,
 5.000%, 9/01/2035(d)                                   10,272,068       9,814,337
Federal National Mortgage Association,
 5.000%, 5/01/2036                                         890,296         850,624
Federal National Mortgage Association,
 5.000%, 3/01/2037(d)                                    7,644,184       7,291,579
Federal National Mortgage Association,
 5.500%, 11/01/2016                                        514,510         515,364
Federal National Mortgage Association,
 5.500%, 5/01/2020                                       2,096,160       2,092,078
Federal National Mortgage Association,
 5.500%, 9/01/2020                                         815,401         814,471
Federal National Mortgage Association,
 5.500%, 11/01/2034                                      1,495,114       1,467,445
Federal National Mortgage Association,
 5.500%, 6/01/2035                                       6,707,115       6,577,490
Federal National Mortgage Association,
 5.500%, 9/01/2035                                       3,983,844       3,906,851
Federal National Mortgage Association,
 5.500%, 12/01/2035                                     19,741,173      19,359,647
Federal National Mortgage Association,
 5.500%, 4/01/2036                                      14,435,099      14,156,121
Federal National Mortgage Association,
 5.500%, 6/01/2037                                       8,905,843       8,723,253
Federal National Mortgage Association,
 6.000%, 6/01/2017                                       1,223,005       1,242,329
Federal National Mortgage Association,
 6.000%, 11/01/2017                                        835,611         848,542
Federal National Mortgage Association,
 6.000%, 9/01/2021                                       2,575,914       2,610,440
Federal National Mortgage Association,
 6.000%, 11/01/2034                                      2,622,848       2,632,451
Federal National Mortgage Association,
 6.000%, 4/01/2035                                       3,137,847       3,149,336
Federal National Mortgage Association,
 6.000%, 5/01/2035                                       3,259,278       3,266,932
Federal National Mortgage Association,
 6.000%, 8/01/2037                                      14,610,972      14,632,823
Federal National Mortgage Association,
 6.500%, 3/01/2033                                       1,806,568       1,853,059
Federal National Mortgage Association,
 6.500%, 6/01/2035                                         478,091         487,369
Federal National Mortgage Association,
 6.500%, 7/01/2035                                         204,761         208,735
Federal National Mortgage Association,
 6.500%, 10/01/2035                                      1,498,004       1,530,004
Ford Motor Credit Co., 5.700%, 1/15/2010                10,030,000       9,432,242
General Electric Capital Corp.,
 0.750%, 2/05/2009                       JPY         1,365,000,000      11,824,133
General Electric Capital Corp.,
 2.250%, 2/09/2009                       CHF            10,980,000       9,297,092

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                   PRINCIPAL AMOUNT (++)       VALUE (+)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
General Electric Capital Corp., Series EMTN,
 0.550%, 10/14/2008                            JPY           560,000,000 $     4,849,011
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                             SGD             2,250,000       1,503,803
Georgia-Pacific Corp., 7.125%, 1/15/2017, 144A                 1,860,000       1,799,550
Georgia-Pacific Corp., 7.250%, 6/01/2028                       4,540,000       4,154,100
Goldman Sachs Group, Inc.,
 5.014%, 5/23/2016(c)                          EUR             8,500,000      11,625,762
Government National Mortgage Association,
 5.500%, 11/20/2034                                              542,901         534,041
Government National Mortgage Association,
 5.500%, 2/20/2036                                             1,605,371       1,577,712
Government National Mortgage Association,
 6.000%, 10/20/2035                                            1,011,743       1,017,072
Government National Mortgage Association,
 6.000%, 5/15/2037                                             2,792,317       2,810,311
Government National Mortgage Association,
 6.500%, 7/20/2037                                             4,548,355       4,648,205
Greenwich Capital Commercial Funding Corp.,
 Series 2005-GG5, Class A2,
 5.117%, 4/10/2037                                            11,075,000      11,094,185
HCA, Inc., 6.375%, 1/15/2015                                   1,170,000         997,425
HCA, Inc., 6.500%, 2/15/2016(b)                                2,360,000       2,006,000
HCA, Inc., 7.580%, 9/15/2025                                      25,000          20,373
HCA, Inc., 7.690%, 6/15/2025                                      50,000          41,067
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A                  2,330,000       2,277,575
Hospira, Inc., 5.550%, 3/30/2012                               3,120,000       3,116,306
Hospira, Inc., 6.050%, 3/30/2017                                 890,000         875,522
Host Hotels & Resorts LP, 6.875%, 11/01/2014                   4,255,000       4,244,363
Host Marriott LP, Series O,
 6.375%, 3/15/2015(b)                                          1,060,000       1,036,150
Host Marriott LP, Series Q, 6.750%, 6/01/2016                  2,195,000       2,173,050
HSBC Bank USA, Zero Coupon Bond,
 4/18/2012, 144A                               MYR             7,370,000       1,824,386
HSBC Bank USA, Zero Coupon Bond,
 5/17/2012, 144A                               MYR            36,855,000       9,079,904
HSBC Bank USA, 3.310%, 8/25/2010, 144A                        11,760,000      13,014,792
JPMorgan Chase & Co., 5.125%, 9/15/2014                       15,965,000      15,571,766
JPMorgan Chase & Co., Series EMTN,
 Zero Coupon Bond, 6/08/2012, 144A             MYR            25,669,980       6,260,236
JPMorgan Chase & Co., Series EMTN,
 Zero Coupon Bond, 9/10/2012, 144A             MYR            12,911,029       3,112,287
Kraft Foods, Inc., 6.000%, 2/11/2013                           7,055,000       7,262,699
L-3 Communications Corp., 5.875%, 1/15/2015                    1,935,000       1,857,600
L-3 Communications Corp., 6.125%, 7/15/2013                      830,000         815,475
L-3 Communications Corp., 6.125%, 1/15/2014                      280,000         274,400
Lucent Technologies, Inc., 6.450%, 3/15/2029                   7,950,000       6,598,500
Merrill Lynch/Countrywide Commercial
 Mortgage Trust, Series 2006-1, Class A2,
 5.439%, 2/12/2039(c)                                          5,755,000       5,802,340
Morgan Stanley, 5.375%, 11/14/2013             GBP             2,010,000       3,890,034
Mosaic Co. (The), 7.375%, 12/01/2014, 144A                     2,054,000       2,156,700
Mosaic Co. (The), 7.625%, 12/01/2016, 144A                       550,000         586,438
National Semiconductor Corp.,
 6.150%, 6/15/2012                                             9,275,000       9,436,441

                                                    PRINCIPAL AMOUNT (++)       VALUE (+)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
News America, Inc., 6.150%, 3/01/2037                    $      5,730,000 $     5,343,712
Nisource Finance Corp., 6.400%, 3/15/2018                       5,925,000       5,968,507
Owens & Minor, Inc., 6.350%, 4/15/2016                          5,630,000       5,711,185
Qwest Capital Funding, Inc.,
 6.500%, 11/15/2018                                               855,000         754,538
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(b)                                             250,000         214,375
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(b)                                           1,035,000       1,040,175
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                  1,340,000       1,222,750
Qwest Corp., 6.500%, 6/01/2017, 144A                              734,000         719,320
Qwest Corp., 6.875%, 9/15/2033(b)                               1,815,000       1,697,025
Qwest Corp., 7.250%, 9/15/2025                                  1,656,000       1,627,020
Qwest Corp., 7.250%, 10/15/2035                                 2,630,000       2,531,375
R.H. Donnelley Corp., 6.875%, 1/15/2013(b)                        895,000         845,775
R.H. Donnelley Corp., Series A-1,
 6.875%, 1/15/2013                                              4,535,000       4,285,575
R.H. Donnelley Corp., Series A-2,
 6.875%, 1/15/2013                                              3,970,000       3,751,650
Reynolds American, Inc., 6.750%, 6/15/2017                      4,055,000       4,147,353
SLM Corp., Series A, 5.000%, 10/01/2013                         4,740,000       4,138,949
Sprint Nextel Corp., 6.000%, 12/01/2016                         6,775,000       6,507,557
SUPERVALU, Inc., 7.500%, 11/15/2014                             1,735,000       1,765,363
Time Warner, Inc., 6.625%, 5/15/2029                            7,255,000       7,105,141
Time Warner, Inc., 6.950%, 1/15/2028                            2,055,000       2,102,507
TXU Corp., Series Q, 6.500%, 11/15/2024                         5,845,000       4,684,767
TXU Corp., Series R, 6.550%, 11/15/2034(b)                      2,655,000       2,082,218
U.S. Treasury Notes, 4.500%, 3/31/2012                         45,000,000      45,544,905
U.S. Treasury Notes, 5.000%, 7/31/2008(b)                      36,180,000      36,431,560
Union Pacific Corp., 5.375%, 6/01/2033(b)                       1,198,000       1,026,336
Union Pacific Corp., 5.450%, 1/31/2013                          2,535,000       2,515,620
Union Pacific Corp., 5.650%, 5/01/2017(b)                       4,190,000       4,075,156
Wells Fargo & Co, 4.625%, 11/02/2035            GBP             2,145,000       3,698,421
                                                                          ---------------
                                                                              740,227,703
                                                                          ---------------
URUGUAY - 1.0%
Republic of Uruguay, 4.250%, 4/05/2027          UYU           423,055,453      19,298,232
                                                                          ---------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $1,709,870,014)                                           1,761,616,842
                                                                          ---------------

TOTAL BONDS AND NOTES
 (Identified Cost $1,709,870,014)                                           1,761,616,842
                                                                          ---------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                                  PRINCIPAL AMOUNT (++)               VALUE (+)
----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 12.0%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation dated 9/28/07 at 3.750% to be
repurchased at $100,579,421 on 10/01/07
collateralized by $21,135,000 Federal Home Loan
Mortgage Corp., 6.625% due 8/28/2022 with a value
of $21,425,606; $3,375,000 Federal National
Mortgage Association, 5.750% due 3/07/2022 with a
value of $3,324,375; $75,000,000 Federal National
Mortgage Association, 6.150% due 6/28/2022 with a
value of $77,812,500 including accrued interest (Note
2h of Notes to Financial Statements)                                                   $    100,548,000         $   100,548,000
                                                                                                                ---------------

                                                                                                 SHARES
----------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(e)                                            125,014,653             125,014,653
                                                                                                                ---------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $225,562,653)                                                                                     225,562,653
                                                                                                                ---------------

TOTAL INVESTMENTS - 106.2%
 (Identified Cost $1,935,432,667)(a)                                                                              1,987,179,495
 Other Assets Less Liabilities--(6.2)%                                                                            (116,558,347)
                                                                                                                ---------------

TOTAL NET ASSETS - 100.0%                                                                                       $ 1,870,621,148
                                                                                                                ---------------

(++)Principal amount stated in U.S. dollars unless otherwise noted.
(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
 At September 30, 2007, the net unrealized appreciation on investments based on a cost of $1,939,498,332 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $    60,383,954
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (12,702,791)
                                                                                                                ---------------
 Net unrealized appreciation                                                                                    $    47,681,163
                                                                                                                ---------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c) Variable rate security. Rate as of September 30, 2007 is disclosed.
(d) All or a portion of this security is held as collateral for open futures contracts.
(e) Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $166,588,646 or 8.9% of total net assets.
EMTNEuro Medium Term Note
MTN Medium Term Note
    Key to Abbreviations: ARS: Argentine Peso; BRL: Brazilian Real; CAD:
    Canadian Dollar; CHF: Swiss Franc; COP: Colombian Peso; EGP: Egyptian Pound; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Iceland Krona; JPY: Japanese Yen; KRW: South Korean Won; MYR: Malaysian Ringgit;
    PLN: Polish Zloty; SEK: Swedish Krona; SGD: Singapore Dollar; UYU:
    Uruguayan Peso
    At September 30, 2007, open futures contracts sold were as follows:

                                          AGGREGATED
                    EXPIRATION                  FACE      MARKET   UNREALIZED
  FUTURES                 DATE CONTRACTS       VALUE       VALUE APPRECIATION
  ---------------------------------------------------------------------------
  U.S.Treasury Bond 12/19/2007       150 $16,712,150 $16,701,562      $10,588

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Sovereigns               17.7%
                         Treasuries               16.5
                         Mortgage Related         16.0
                         Banking                  12.0
                         Supranational             3.5
                         Government Guaranteed     3.1
                         Wirelines                 2.3
                         Other, less than 2% each 23.1

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                                      PRINCIPAL AMOUNT (++)    VALUE (+)
----------------------------------------------------------------------------------------

BONDS AND NOTES - 97.8% OF TOTAL NET ASSETS

AUTOMOTIVE - 2.2%
Ford Motor Co., 6.625%, 2/15/2028                            $       20,000 $     14,900
Ford Motor Co., 6.625%, 10/01/2028                                  185,000      137,825
Ford Motor Co., 7.450%, 7/16/2031                                   140,000      109,900
Ford Motor Co., 7.500%, 8/01/2026                                    15,000       11,288
Toyota Motor Credit Corp., 0.750%, 6/09/2008      JPY             2,000,000       17,376
                                                                            ------------
                                                                                 291,289
                                                                            ------------
BANKING - 1.3%
Rabobank Nederland, Series EMTN,
 13.500%, 1/28/2008, 144A                         ISK            10,000,000      161,233
Oesterreichische Kontrollbank AG,
 1.800%, 3/22/2010                                JPY             1,000,000        8,861
                                                                            ------------
                                                                                 170,094
                                                                            ------------
CONSTRUCTION MACHINERY - 1.2%
Joy Global, Inc., 6.625%, 11/15/2036                                165,000      165,728
                                                                            ------------
FOOD & BEVERAGE - 0.5%
Dean Foods Co., 6.900%, 10/15/2017                                   75,000       71,250
                                                                            ------------
INDEPENDENT ENERGY - 0.3%
Anadarko Petroleum Corp., 6.450%, 9/15/2036                           5,000        4,923
Chesapeake Energy Corp., 6.500%, 8/15/2017                           30,000       29,175
Talisman Energy, Inc., 6.250%, 2/01/2038                              5,000        4,710
                                                                            ------------
                                                                                  38,808
                                                                            ------------
LODGING - 0.3%
Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027                     50,000       46,871
                                                                            ------------
METALS & MINING - 0.4%
United States Steel Corp., 6.650%, 6/01/2037                         55,000       50,741
                                                                            ------------
NON-CAPTIVE CONSUMER - 1.0%
Residential Capital LLC, 7.500%, 4/17/2013                           20,000       16,150
SLM Corp., 5.050%, 11/14/2014                                        25,000       21,202
SLM Corp., Series A, MTN, 5.000%, 10/01/2013                         30,000       26,196
SLM Corp., Series A, MTN, 5.000%, 4/15/2015                          45,000       37,742
SLM Corp., Series A, MTN, 5.375%, 5/15/2014                           5,000        4,363
SLM Corp., Series A, MTN, 5.625%, 8/01/2033                          45,000       34,640
                                                                            ------------
                                                                                 140,293
                                                                            ------------
NON-CAPTIVE DIVERSIFIED - 2.7%
General Electric Capital Corp., Series A, GMTN,
 3.485%, 3/08/2012                                SGD               300,000      206,233
General Electric Capital Corp., Series EMTN,
 1.000%, 3/21/2012                                JPY             3,000,000       25,545
General Electric Capital Corp., Series GMTN,
 2.960%, 5/18/2012                                SGD               200,000      133,783
                                                                            ------------
                                                                                 365,561
                                                                            ------------
OIL FIELD SERVICES - 0.1%
Weatherford International Ltd., 6.500%, 8/01/2036                    10,000        9,845
                                                                            ------------
PAPER - 0.5%
Georgia-Pacific Corp., 7.700%, 6/15/2015                             70,000       69,650
                                                                            ------------
PIPELINES - 0.3%
Colorado Interstate Gas Co., 5.950%, 3/15/2015                       10,000        9,835
Southern Natural Gas Co., 7.350%, 2/15/2031                          30,000       31,416
                                                                            ------------
                                                                                  41,251
                                                                            ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                 PRINCIPAL AMOUNT (++)        VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - 1.1%
Mexican Fixed Rate Bonds, Series M-10,
 8.000%, 12/17/2015                          MXN                15,000(++) $    137,857
Republic of Austria, 3.750%, 2/03/2009       JPY             1,000,000            9,009
                                                                           ------------
                                                                                146,866
                                                                           ------------
TECHNOLOGY - 0.6%
Lucent Technologies, Inc., 6.450%, 3/15/2029                    90,000           74,700
Lucent Technologies, Inc., 6.500%, 1/15/2028                    15,000           12,450
                                                                           ------------
                                                                                 87,150
                                                                           ------------
TREASURIES - 79.6%
U.S. Treasury Inflation Index Bonds,
 2.000%, 1/15/2026(b)                                          167,918          160,362
U.S. Treasury Inflation Index Bonds,
 2.375%, 1/15/2017(b)                                          748,860          754,243
U.S. Treasury Inflation Index Bonds,
 2.375%, 1/15/2025(b)                                          762,491          769,223
U.S. Treasury Inflation Index Bonds,
 2.500%, 7/15/2016(b)                                          293,960          299,426
U.S. Treasury Inflation Index Bonds,
 3.375%, 4/15/2032(b)                                        1,549,060        1,892,031
U.S. Treasury Inflation Index Notes,
 0.875%, 4/15/2010(b)                                          885,122          855,733
U.S. Treasury Inflation Index Notes,
 1.625%, 1/15/2015(b)                                          605,444          579,240
U.S. Treasury Inflation Index Notes,
 1.875%, 7/15/2013(b)                                          578,411          569,193
U.S. Treasury Inflation Index Notes,
 1.875%, 7/15/2015(b)                                          594,350          578,609
U.S. Treasury Inflation Index Notes,
 2.000%, 1/15/2014(b)                                          704,581          694,453
U.S. Treasury Inflation Index Notes,
 2.000%, 7/15/2014(b)                                          651,985          643,173
U.S. Treasury Inflation Index Notes,
 2.000%, 1/15/2016(b)                                          435,538          425,739
U.S. Treasury Inflation Index Notes,
 2.375%, 4/15/2011(b)                                          398,787          401,373
U.S. Treasury Inflation Index Notes,
 2.375%, 1/15/2027(b)                                           77,468           78,412
U.S. Treasury Inflation Index Notes,
 2.625%, 7/15/2017                                             321,613          331,512
U.S. Treasury Inflation Index Notes,
 3.000%, 7/15/2012(b)                                          660,351          687,280
U.S. Treasury Inflation Index Notes,
 3.375%, 1/15/2012                                             193,562          203,542
U.S. Treasury Inflation Index Notes,
 3.500%, 1/15/2011(b)                                          335,110          349,718
U.S. Treasury Inflation Index Notes,
 4.250%, 1/15/2010                                             420,948          440,844
                                                                           ------------
                                                                             10,714,106
                                                                           ------------
WIRELESS - 1.0%
ALLTEL Corp., 7.875%, 7/01/2032                                 20,000           16,205
Sprint Capital Corp., 6.875%, 11/15/2028                       120,000          115,811
                                                                           ------------
                                                                                132,016
                                                                           ------------

                                                                                PRINCIPAL AMOUNT (++)              VALUE (+)
----------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 4.7%
AT&T Corp., 8.000%, 11/15/2031                                                         $       80,000           $     97,337
Bell Canada, 5.000%, 2/15/2017                                    CAD                          30,000                 25,254
Bell Canada, 6.550%, 5/01/2029, 144A                              CAD                           5,000                  4,353
Bell Canada, 7.300%, 2/23/2032                                    CAD                          15,000                 14,156
Bell Canada, Series M-17, 6.100%, 3/16/2035                       CAD                          30,000                 24,773
Embarq Corp., 7.995%, 6/01/2036                                                               165,000                175,806
Qwest Corp., 6.500%, 6/01/2017, 144A                                                          130,000                127,400
Qwest Corp., 7.250%, 9/15/2025                                                                 25,000                 24,562
Qwest Corp., 7.500%, 6/15/2023                                                                 25,000                 24,625
Telecom Italia Capital, 6.375%, 11/15/2033                                                     35,000                 33,778
Telecom Italia Capital, 7.200%, 7/18/2036                                                      75,000                 79,369
                                                                                                                ------------
                                                                                                                     631,413
                                                                                                                ------------

TOTAL BONDS AND NOTES
 (Identified Cost $13,343,551)                                                                                    13,172,932
                                                                                                                ------------

SHORT-TERM INVESTMENT - 25.3%

                                                                                               SHARES
----------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(c)
(Identified Cost $3,406,908)                                                                3,406,908              3,406,908
                                                                                                                ------------

TOTAL INVESTMENTS - 123.1%
 (Identified Cost $16,750,459)(a)                                                                                 16,579,840
 Other Assets Less Liabilities--(23.1)%                                                                          (3,112,232)
                                                                                                                ------------

TOTAL NET ASSETS - 100%                                                                                         $ 13,467,608
                                                                                                                ------------

(++)Principal amount stated in U.S. dollars unless otherwise noted.
(+)See Note 2a of Notes to Financial Statements.
(++)Amount shown represents units, One unit represent a principal amount of 100.
(a)Federal Tax Information:
 At September 30, 2007, the net unrealized depreciation on investments based on a cost of $16,853,037 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $     62,148
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (335,345)
                                                                                                                ------------
 Net unrealized depreciation                                                                                    $  (273,197)
                                                                                                                ------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c) Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $292,986 or 2.2% of total net assets.
EMTNEuro Medium Term Note
GMTNGlobal Medium Term Note
MTN Medium Term Note
    Key to Abbreviation: CAD: Canadian Dollar; ISK: Iceland Krona; JPY:
    Japanese Yen; MXN: Mexican Peso; SGD: Singapore Dollar

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Treasuries               79.6%
                         Wirelines                 4.7
                         Non-Captive Diversified   2.7
                         Automotive                2.2
                         Other, less than 2% each  8.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                                        PRINCIPAL AMOUNT (++)     VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - 89.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 80.2%

AEROSPACE & DEFENSE - 1.1%
Bombardier, Inc., 7.350%, 12/22/2026                CAD               600,000 $     585,130
Bombardier, Inc., 7.450%, 5/01/2034, 144A                           1,500,000     1,485,000
                                                                              -------------
                                                                                  2,070,130
                                                                              -------------
AIRLINES - 0.3%
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                                     34,639        34,466
Continental Airlines, Inc., Series 2000-2, Class B,
 8.307%, 4/02/2018                                                    338,476       337,630
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                                   198,924       192,458
                                                                              -------------
                                                                                    564,554
                                                                              -------------
AUTOMOTIVE - 3.6%
Cummins, Inc., 7.125%, 3/01/2028                                      350,000       361,248
Ford Motor Co., 6.500%, 8/01/2018(b)                                   20,000        16,100
Ford Motor Co., 6.625%, 2/15/2028                                      30,000        22,350
Ford Motor Co., 6.625%, 10/01/2028                                  1,510,000     1,124,950
Ford Motor Co., 7.125%, 11/15/2025(b)                                 190,000       141,550
Ford Motor Co., 7.450%, 7/16/2031(b)                                1,685,000     1,322,725
Ford Motor Co., 7.500%, 8/01/2026                                      30,000        22,575
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010                        2,415,000     2,271,073
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016                         940,000       879,375
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028                         700,000       591,500
                                                                              -------------
                                                                                  6,753,446
                                                                              -------------
BANKING - 3.5%
Barclays Financial LLC, 4.160%, 2/22/2010, 144A     THB            50,000,000     1,509,875
Barclays Financial LLC, Series EMTN,
 4.100%, 3/22/2010, 144A                            THB            11,000,000       331,552
BNP Paribas SA, Series EMTN, Zero Coupon
 Bond, 6/13/2011, 144A                              IDR        10,477,600,000       845,197
HSBC Bank USA, 3.310%, 8/25/2010, 144A                                500,000       553,350
JPMorgan Chase & Co., Zero Coupon
 Bond, 5/07/2010                                    BRL             2,200,000       915,814
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                    IDR         6,846,018,000       562,579
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                    IDR         5,376,000,000       441,661
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                   IDR         9,533,078,500       813,934
Rabobank Nederland, Series EMTN,
 13.500%, 1/28/2008, 144A                           ISK            40,000,000       644,933
                                                                              -------------
                                                                                  6,618,895
                                                                              -------------
BUILDING MATERIALS - 0.1%
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)                        125,000       101,250
                                                                              -------------
CHEMICALS - 3.5%
Borden, Inc., 7.875%, 2/15/2023                                     1,474,000     1,186,570
Borden, Inc., 9.200%, 3/15/2021                                     2,541,000     2,159,850
Hercules, Inc., 6.500%, 6/30/2029                                   1,743,000     1,411,830
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028                     1,405,000     1,348,800
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018                       400,000       388,000
                                                                              -------------
                                                                                  6,495,050
                                                                              -------------

                                                        PRINCIPAL AMOUNT (++)     VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSTRUCTION MACHINERY - 0.1%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013                                          $        300,000 $     288,000
                                                                              -------------
ELECTRIC - 4.2%
AES Corp., 7.750%, 3/01/2014                                        1,185,000     1,202,775
Dynegy Holdings, Inc., 7.125%, 5/15/2018                              100,000        91,250
Dynegy Holdings, Inc., 7.625%, 10/15/2026                             490,000       441,000
Dynegy Holdings, Inc., 7.750%, 6/01/2019, 144A                      1,000,000       956,250
Dynegy Holdings, Inc., 8.375%, 5/01/2016                              250,000       251,250
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                                  1,685,000     1,558,625
NRG Energy, Inc., 7.375%, 2/01/2016                                   575,000       576,438
Quezon Power Philippines Co., 8.860%, 6/15/2017                       407,500       411,575
Reliant Energy, Inc., 7.875%, 6/15/2017(b)                          1,025,000     1,031,406
TXU Corp., Series P, 5.550%, 11/15/2014                                45,000        36,293
TXU Corp., Series R, 6.550%, 11/15/2034                               300,000       235,279
White Pine Hydro Portfolio LLC,
 7.260%, 7/20/2015(d)                                               1,000,000     1,024,912
                                                                              -------------
                                                                                  7,817,053
                                                                              -------------
FOOD & BEVERAGE - 0.3%
Sara Lee Corp., 6.125%, 11/01/2032                                    690,000       643,660
                                                                              -------------
HEALTHCARE - 3.3%
HCA, Inc., 6.375%, 1/15/2015                                          500,000       426,250
HCA, Inc., 6.500%, 2/15/2016                                          540,000       459,000
HCA, Inc., 7.050%, 12/01/2027                                       1,000,000       757,303
HCA, Inc., 7.500%, 12/15/2023                                         370,000       301,900
HCA, Inc., 7.500%, 11/06/2033                                       2,120,000     1,706,600
HCA, Inc., 7.580%, 9/15/2025                                          560,000       456,356
HCA, Inc., 7.690%, 6/15/2025                                          620,000       509,226
HCA, Inc., 7.750%, 7/15/2036                                          155,000       124,141
Tenet Healthcare Corp., 6.875%, 11/15/2031                          1,835,000     1,371,663
                                                                              -------------
                                                                                  6,112,439
                                                                              -------------
HOME CONSTRUCTION - 1.9%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015                     185,000       140,600
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016                   1,133,000       872,410
K. Hovnanian Enterprises, Inc.,
 6.375%, 12/15/2014                                                   360,000       279,000
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014                     272,000       211,480
K. Hovnanian Enterprises, Inc.,
 7.500%, 5/15/2016(b)                                                 755,000       600,225
K. Hovnanian Enterprises, Inc.,
 7.750%, 5/15/2013(b)                                                  10,000         7,150
KB Home, 7.250%, 6/15/2018                                          1,260,000     1,096,200
Pulte Homes, Inc., 6.000%, 2/15/2035                                  400,000       291,567
                                                                              -------------
                                                                                  3,498,632
                                                                              -------------
INDEPENDENT ENERGY - 1.7%
Chesapeake Energy Corp., 6.500%, 8/15/2017                            155,000       150,738
Chesapeake Energy Corp., 6.875%, 11/15/2020                           515,000       504,056
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A                         985,000       962,837
Pioneer Natural Resources Co., 6.875%, 5/01/2018                      820,000       769,949
Pioneer Natural Resources Co., 7.200%, 1/15/2028                      920,000       822,323
                                                                              -------------
                                                                                  3,209,903
                                                                              -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                      PRINCIPAL AMOUNT (++)     VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEDIA CABLE - 0.4%
Virgin Media Finance Plc, 9.125%, 8/15/2016                $        685,000 $     710,687
                                                                            -------------
MEDIA NON-CABLE - 1.0%
Clear Channel Communications, Inc.,
 4.900%, 5/15/2015                                                  500,000       376,590
Clear Channel Communications, Inc.,
 5.500%, 9/15/2014                                                  455,000       357,249
Clear Channel Communications, Inc.,
 5.500%, 12/15/2016                                                 365,000       278,012
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                                  225,000       188,321
R H Donnelley Corp., 8.875%, 10/15/2017, 144A                       710,000       720,650
                                                                            -------------
                                                                                1,920,822
                                                                            -------------
METALS & MINING - 0.6%
Algoma Acquisition Corp.,
 9.875%, 6/15/2015, 144A                                          1,245,000     1,108,050
                                                                            -------------
NON-CAPTIVE CONSUMER - 2.6%
Residential Capital LLC, 7.375%, 5/17/2013        GBP               220,000       344,341
Residential Capital LLC, 7.500%, 4/17/2013                          860,000       694,450
Residential Capital LLC, 7.875%, 6/30/2015                          215,000       173,613
Residential Capital LLC, Series EMTN,
 8.875%, 7/01/2014                                GBP               305,000       492,983
SLM Corp., 6.500%, 6/15/2010                      NZD             4,720,000     3,224,368
                                                                            -------------
                                                                                4,929,755
                                                                            -------------
NON-CAPTIVE DIVERSIFIED - 1.9%
General Electric Capital Corp., 6.500%, 9/28/2015 NZD             3,035,000     2,122,052
General Electric Capital Corp., Series EMTN,
 6.750%, 9/26/2016                                NZD               250,000       179,099
GMAC Canada Ltd., Series EMTN,
 6.625%, 12/17/2010                               GBP                25,000        47,058
GMAC LLC, 6.000%, 12/15/2011                                        585,000       539,943
GMAC LLC, 6.625%, 5/15/2012                                          75,000        69,983
GMAC LLC, 6.750%, 12/01/2014                                        244,000       221,156
GMAC LLC, 6.875%, 9/15/2011                                          85,000        80,891
GMAC LLC, 6.875%, 8/28/2012                                          80,000        75,039
GMAC LLC, 8.000%, 11/01/2031                                        245,000       240,365
                                                                            -------------
                                                                                3,575,586
                                                                            -------------
PACKAGING - 0.8%
Owens-Illinois, Inc., 7.800%, 5/15/2018                           1,555,000     1,531,675
                                                                            -------------
PAPER - 2.0%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008(b)                    200,000       191,000
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                       250,000       175,000
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018                        15,000        10,200
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                       140,000        93,100
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029                        15,000        10,256
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030                        90,000        62,100
Georgia-Pacific Corp., 7.250%, 6/01/2028                          1,240,000     1,134,600
Georgia-Pacific Corp., 7.750%, 11/15/2029                         1,165,000     1,106,750
Georgia-Pacific Corp., 8.000%, 1/15/2024                            250,000       243,750
Georgia-Pacific Corp., 8.875%, 5/15/2031                            765,000       766,913
                                                                            -------------
                                                                                3,793,669
                                                                            -------------

                                                     PRINCIPAL AMOUNT (++)         VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - 1.7%
Elan Financial Plc, 7.750%, 11/15/2011                    $      2,440,000     $   2,391,200
Elan Financial Plc, 8.875%, 12/01/2013                             830,000           815,475
                                                                               -------------
                                                                                   3,206,675
                                                                               -------------
PIPELINES - 2.7%
Colorado Interstate Gas Co., 5.950%, 3/15/2015                      70,000            68,847
El Paso Corp., 6.950%, 6/01/2028                                    15,000            13,934
El Paso Corp., 7.800%, 8/01/2031                                   500,000           507,642
Kinder Morgan, Inc., Senior Note,
 5.150%, 3/01/2015                                                  50,000            44,628
KN Capital Trust III, 7.630%, 4/15/2028                             10,000             8,950
Southern Natural Gas Co., 7.350%, 2/15/2031                         95,000            99,484
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028                     890,000           905,927
Williams Cos., Inc., 7.500%, 1/15/2031                           3,375,000         3,501,562
                                                                               -------------
                                                                                   5,150,974
                                                                               -------------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 4.750%, 1/01/2020                    30,000            24,300
Missouri Pacific Railroad Co., 5.000%, 1/01/2045                   314,000           216,660
                                                                               -------------
                                                                                     240,960
                                                                               -------------
RETAILERS - 3.9%
Dillard's, Inc., 6.625%, 1/15/2018                                 500,000           448,083
Dillard's, Inc., 7.000%, 12/01/2028                                450,000           374,063
Dillard's, Inc., 7.130%, 8/01/2018                                 750,000           690,937
Dillard's, Inc., 7.750%, 7/15/2026                               1,500,000         1,351,875
Foot Locker, Inc., 8.500%, 1/15/2022                             1,579,000         1,507,945
Toys R Us, Inc., 7.375%, 10/15/2018                              3,390,000         2,720,475
Toys R Us, Inc., 7.875%, 4/15/2013                                 197,000           171,390
                                                                               -------------
                                                                                   7,264,768
                                                                               -------------
SOVEREIGNS - 4.3%
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                              MXN                95,000(++)       872,314
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                              MXN               365,000(++)     3,510,373
Republic of Brazil, 10.250%, 1/10/2028           BRL             4,170,000         2,324,781
Republic of South Africa, 13.000%, 8/31/2010     ZAR             8,190,000         1,309,344
                                                                               -------------
                                                                                   8,016,812
                                                                               -------------
SUPERMARKETS - 1.2%
Albertson's, Inc., 6.625%, 6/01/2028                               240,000           212,863
Albertson's, Inc., 7.450%, 8/01/2029                             1,310,000         1,261,011
Albertson's, Inc., 8.000%, 5/01/2031                               480,000           487,216
Albertson's, Inc., 8.700%, 5/01/2030                               180,000           194,279
American Stores Co., 8.000%, 6/01/2026                             110,000           112,039
                                                                               -------------
                                                                                   2,267,408
                                                                               -------------
SUPRANATIONAL - 3.6%
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                     BRL            11,000,000         4,896,890
Nordic Invest Bank, 13.000%, 9/12/2008           ISK           113,000,000         1,828,629
                                                                               -------------
                                                                                   6,725,519
                                                                               -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                     PRINCIPAL AMOUNT (++)     VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - 4.7%
Affiliated Computer Services, Inc.,
 5.200%, 6/01/2015                                        $        100,000 $      88,250
Amkor Technology, Inc., 7.750%, 5/15/2013                        1,600,000     1,544,000
Corning, Inc., 6.850%, 3/01/2029                                   701,000       713,610
Freescale Semiconductor, Inc.,
 10.125%, 12/15/2016(b)                                            305,000       283,650
Lucent Technologies, Inc., 6.450%, 3/15/2029                     4,115,000     3,415,450
Nortel Networks Corp., 6.875%, 9/01/2023                         1,000,000       810,000
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                               2,225,000     1,880,125
                                                                           -------------
                                                                               8,735,085
                                                                           -------------
TEXTILE - 0.2%
Kellwood Co., 7.625%, 10/15/2017                                   500,000       437,500
                                                                           -------------
TRANSPORTATION SERVICES - 3.2%
APL Ltd., 8.000%, 1/15/2024(d)                                   2,685,000     2,255,400
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(e)                                              397,855       457,533
Atlas Air, Inc., Series 1999-1C,
 8.770%, 1/02/2011(e)                                              399,542       387,555
Atlas Air, Inc., Series 2000-1,
 9.702%, 1/02/2008(e)                                               40,344        38,327
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(e)                  2,207,572     2,538,708
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(e)                    289,324       248,818
                                                                           -------------
                                                                               5,926,341
                                                                           -------------
TREASURIES - 18.0%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)                       16,735,000    15,865,566
U.S. Treasury Bonds, 4.750%, 2/15/2037(b)                       18,220,000    17,968,054
                                                                           -------------
                                                                              33,833,620
                                                                           -------------
WIRELESS - 0.6%
ALLTEL Corp., 7.875%, 7/01/2032                                    625,000       506,399
True Move Co. Ltd., 10.750%, 12/16/2013, 144A                      600,000       605,760
                                                                           -------------
                                                                               1,112,159
                                                                           -------------
WIRELINES - 3.1%
Bell Canada, 5.000%, 2/15/2017                   CAD               105,000        88,389
Bell Canada, 7.300%, 2/23/2032                   CAD               275,000       259,520
Bell Canada, Series M-17, 6.100%, 3/16/2035      CAD               220,000       181,667
Citizens Communications Co., 7.875%, 1/15/2027                     860,000       838,500
Level 3 Financing, Inc., 8.750%, 2/15/2017                          95,000        91,675
Level 3 Financing, Inc., 9.250%, 11/01/2014                        285,000       280,725
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                    964,000       850,730
Qwest Capital Funding, Inc., 6.875%, 7/15/2028                     800,000       686,000
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(b)                                              400,000       402,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                     290,000       271,150
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                   1,550,000     1,414,375
Qwest Corp., 6.875%, 9/15/2033                                     190,000       177,650
Qwest Corp., 7.250%, 9/15/2025                                      15,000        14,737
Qwest Corp., 7.250%, 10/15/2035                                    225,000       216,562
                                                                           -------------
                                                                               5,773,680
                                                                           -------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $142,367,583)                                              150,434,757
                                                                           -------------

                                                        PRINCIPAL AMOUNT (++)     VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 9.0%

INDUSTRIAL OTHER - 0.5%
Incyte Corp., 3.500%, 2/15/2011                              $      1,100,000 $   1,006,500
                                                                              -------------
MEDIA NON-CABLE - 0.1%
Sinclair Broadcast Group, Inc., (Step to 2.000%
 on 1/15/2011), 4.875%, 7/15/2018(c)                                  155,000       146,281
                                                                              -------------
PHARMACEUTICALS - 3.6%
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                        800,000       786,000
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                         230,000       178,250
Human Genome Sciences, Inc., 2.250%, 8/15/2012                        775,000       666,500
IVAX Corp., 4.500%, 5/15/2008                                          55,000        56,787
Nektar Therapeutics, 3.250%, 9/28/2012                              1,120,000       960,400
Nektar Therapeutics, 3.500%, 10/17/2007                               400,000       395,000
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                                 1,600,000     1,632,000
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                                  1,230,000     1,116,225
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                                   980,000       885,675
                                                                              -------------
                                                                                  6,676,837
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Host Hotels & Resorts, Inc.,
 2.625%, 4/15/2027, 144A                                              920,000       829,150
                                                                              -------------
TECHNOLOGY - 1.4%
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                                   595,000       553,350
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                                    350,000       312,813
Maxtor Corp., 5.750%, 3/01/2012(d)                                  1,629,000     1,531,260
Richardson Electronics, Ltd., 7.750%, 12/15/2011                      132,000       129,360
                                                                              -------------
                                                                                  2,526,783
                                                                              -------------
TEXTILE - 0.8%
Dixie Yarns, Inc., 7.000%, 5/15/2012                                   22,000        20,708
Kellwood Co., (Step to 0.000% on 6/16/2011),
 3.500%, 6/15/2034(c)                                               1,600,000     1,458,000
                                                                              -------------
                                                                                  1,478,708
                                                                              -------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(f)                                                  75,000            --
                                                                              -------------
WIRELINES - 2.2%
Level 3 Communications, Inc., 2.875%, 7/15/2010                     2,005,000     1,924,800
Level 3 Communications, Inc., 6.000%, 9/15/2009                     1,820,000     1,731,275
Level 3 Communications, Inc., 6.000%, 3/15/2010                       575,000       533,313
                                                                              -------------
                                                                                  4,189,388
                                                                              -------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $16,342,354)                                                   16,853,647
                                                                              -------------

TOTAL BONDS AND NOTES
 (Identified Cost $158,709,937)                                                 167,288,404
                                                                              -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                SHARES     VALUE (+)
------------------------------------------------------------------------------------

COMMON STOCKS - 3.3%

FOOD AND BEVERAGE - 0.1%
ConAgra Foods, Inc.                                              3,100 $      81,003
                                                                       -------------
HOME CONSTRUCTION - 0.1%
KB Home(b)                                                       6,775       169,781
                                                                       -------------
PHARMACEUTICALS - 1.7%
Vertex Pharmaceuticals, Inc.(b)                                 82,587     3,172,167
                                                                       -------------
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Apartment Investment & Management Co.(b)                         4,275       192,931
Associated Estates Realty Corp.(b)                              32,565       424,647
Developers Diversified Realty Corp.                              7,125       398,074
                                                                       -------------
                                                                           1,015,652
                                                                       -------------
TECHNOLOGY - 0.9%
Corning, Inc.                                                   69,766     1,719,732
                                                                       -------------

TOTAL COMMON STOCKS
 (Identified Cost $2,744,146)                                              6,158,335
                                                                       -------------

PREFERRED STOCKS - 3.4%

CONVERTIBLE PREFERRED STOCKS - 3.4%

AUTOMOTIVE - 0.6%
Ford Motor Co., Capital Trust II, 6.500%                        26,900     1,015,475
                                                                       -------------
CONSTRUCTION MACHINERY - 0.1%
United Rentals Trust, 6.500%                                     4,937       238,210
                                                                       -------------
ELECTRIC - 0.5%
AES Trust III, 6.750%(b)                                        15,975       778,622
CMS Energy Trust I, 7.750%                                       4,150       206,981
                                                                       -------------
                                                                             985,603
                                                                       -------------
ENTERTAINMENT - 0.5%
Six Flags, Inc., 7.250%(b)                                      39,950       836,154
                                                                       -------------
LODGING - 0.0%
FelCor Lodging Trust, Inc., Series A, 1.950%(b)                  1,100        25,806
                                                                       -------------
OIL & GAS & CONSUMABLE FUELS - 0.1%
Chesapeake Energy Corp., 5.000%(b)                               1,000       111,500
                                                                       -------------
PACKAGING - 1.0%
Owens-Illinois, Inc., 4.750%(e)                                 42,800     1,926,000
                                                                       -------------
PIPELINES - 0.1%
El Paso Energy Capital Trust I, 4.750%                           5,700       234,783
                                                                       -------------
TECHNOLOGY - 0.5%
Lucent Technologies Capital Trust, 7.750%                        1,000       970,000
                                                                       -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,611,773)                                              6,343,531
                                                                       -------------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,611,773)                                              6,343,531
                                                                       -------------

                                                                                                SHARES              VALUE (+)
-----------------------------------------------------------------------------------------------------------------------------

CLOSED END INVESTMENT COMPANIES - 1.4%
Western Asset High Income Opportunity Fund,
 Inc.                                                                                          176,050          $   1,139,043
Western Asset Managed High Income Fund, Inc.                                                   222,550              1,379,810
BlackRock Senior High Income Fund, Inc.                                                         16,550                 92,846
                                                                                                                -------------

TOTAL CLOSED END INVESTMENT COMPANIES
 (Identified Cost $2,486,614)                                                                                       2,611,699
                                                                                                                -------------

                                                                                 PRINCIPAL AMOUNT (++)
-----------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 24.0%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to
be repurchased at $4,688,465 on 10/1/07
collateralized by $4,670,000 Federal National
Mortgage Association, 6.060% due 6/06/17 with a
value of $4,780,913, including accrued interest
(Note 2h of Notes to Financial Statement)                                             $      4,687,000              4,687,000
                                                                                                                -------------

                                                                                                SHARES
-----------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(g)                                            40,338,303             40,338,303
                                                                                                                -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $45,025,303)                                                                                     45,025,303
                                                                                                                -------------

TOTAL INVESTMENTS - 121.3%
 (Identified Cost $214,577,773)(a)                                                                                227,427,272
 Other Assets Less Liabilities--(21.3)%                                                                          (39,858,837)
                                                                                                                -------------

TOTAL NET ASSETS - 100.0%                                                                                       $ 187,568,435
                                                                                                                -------------

(++)Principal amount stated in U.S. dollars unless otherwise noted.
(+)See Note 2a of Notes to Financial Statements.
(++)Amount shown represents units, One unit represent a principal amount of 100.
(a)Federal Tax Information:
 At September 30, 2007, the net unrealized appreciation on investments based on a cost of $214,633,703 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  15,354,739
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value   (2,561,170)
                                                                                                                -------------
 Net unrealized appreciation                                                                                    $  12,793,569
                                                                                                                -------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c) Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(d) Illiquid security.
(e) Non-income producing security.
(f) Non-Income producing security due to default or bankruptcy filing.
(g) Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $12,370,778 or 6.6% of total net assets.
EMTNEuro Medium Term Note
    Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; GBP:
    British Pound; IDR: Indonesian Rupiah; ISK: Iceland Krona; MXN: Mexican Peso; NZD: New Zealand Dollar; THB: Thailand Baht; ZAR: South African Rand

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Treasuries               18.0%
                         Pharmaceuticals           7.0
                         Technology                6.6
                         Wirelines                 5.3
                         Electric                  4.7
                         Sovereigns                4.3
                         Automotive                4.2
                         Retailers                 3.9
                         Supranational             3.6
                         Banking                   3.5
                         Chemicals                 3.5
                         Healthcare                3.3
                         Transportation Services   3.2
                         Pipelines                 2.8
                         Non-Captive Consumer      2.6
                         Paper                     2.0
                         Home Construction         2.0
                         Other, less than 2% each 16.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


                                                              PRINCIPAL AMOUNT  VALUE (+)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - 97.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 97.5%

AEROSPACE & DEFENSE - 0.0%
Boeing Capital Corp., 6.100%, 3/01/2011(b)                    $          5,000 $    5,161
                                                                               ----------
ASSET-BACKED SECURITIES - 9.7%
Americredit Automobile Receivables Trust, Series 2004-DF,
 Class A4, 3.430%, 7/06/2011                                           130,000    127,422
Capital Auto Receivables Asset Trust, Series 2004-2,
 Class A4, 3.750%, 7/15/2009                                            25,000     24,776
Caterpillar Financial Asset Trust, Series 2005-A, Class A3,
 3.900%, 2/25/2009                                                      23,136     23,104
Countrywide Alternative Loan Trust, Series 2006-J5,
 Class 4A1, 6.031%, 7/25/2021(c)                                       332,385    336,405
Countrywide Asset Backed Certificates, Series 2004-S1,
 Class A2, 3.872%, 3/25/2020                                            97,915     93,827
Countrywide Asset Backed Certificates, Series 2004-S1,
 Class A3, 4.615%, 2/25/2035                                           135,000    124,956
Countrywide Asset-Backed Certificates, Series 2006-S1,
 Class A2, 5.549%, 8/25/2021                                           410,000    406,844
DaimlerChrysler Auto Trust, Series 2004-C, Class A4,
 3.280%, 12/08/2009                                                    185,772    183,760
Ford Credit Auto Owner Trust, 4.380%, 1/15/2010                        355,000    353,065
Ford Credit Auto Owner Trust, Series 2005-B, Class A3,
 4.170%, 1/15/2009                                                         597        596
Honda Auto Receivables Owner Trust, Series 2004-3,
 Class A4, 3.280%, 2/18/2010                                           285,000    282,025
John Deere Owner Trust, Series 2005-A, Class A3,
 3.980%, 6/15/2009                                                       1,848      1,843
Navistar Financial Corp. Owner Trust, Series 2004-B,
 Class A3, 3.130%, 5/15/2009                                             1,076      1,073
Navistar Financial Corp. Owner Trust, Series 2004-B,
 Class A4, 3.530%, 10/15/2012                                          280,000    274,893
USAA Auto Owner Trust, Series 2004-3, Class A4,
 3.530%, 6/15/2011                                                     402,509    398,543
USAA Auto Owner Trust, Series 2006-1, Class A3,
 5.010%, 9/15/2010                                                     157,097    156,898
WFS Financial Owner Trust, Series 2004-2, Class A4,
 3.540%, 11/21/2011                                                    275,917    273,709
                                                                               ----------
                                                                                3,063,739
                                                                               ----------
AUTOMOTIVE - 0.7%
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013                          235,000    212,370
                                                                               ----------
BANKING - 7.2%
Associates Corp. of North America, 6.250%, 11/01/2008                   15,000     15,173
Bank of America Corp., 6.250%, 4/01/2008                               450,000    451,889
Bank One Corp., 5.900%, 11/15/2011                                       5,000      5,091
Capital One Bank, 5.125%, 2/15/2014(b)                                 320,000    307,084
Citigroup, Inc., 3.500%, 2/01/2008                                     115,000    114,344
HSBC Finance Corp., 4.750%, 4/15/2010(b)                               350,000    346,423
JPMorgan Chase & Co., 5.600%, 6/01/2011                                475,000    481,022
Wachovia Corp., 5.300%, 10/15/2011                                     530,000    532,460
Washington Mutual, Inc., 4.375%, 1/15/2008                               5,000      4,973
                                                                               ----------
                                                                                2,258,459
                                                                               ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                            PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BROKERAGE - 4.6%
Bear Stearns Cos., Inc., 5.350%, 2/01/2012                  $        265,000 $  259,763
Goldman Sachs Group, Inc., 4.500%, 6/15/2010                         300,000    295,686
Goldman Sachs Group, Inc., 5.300%, 2/14/2012                          10,000      9,939
Lehman Brothers Holdings, Inc., 6.200%, 9/26/2014                    100,000    100,396
Lehman Brothers Holdings, Inc., Series I,
 5.250%, 2/06/2012                                                   265,000    259,514
Merrill Lynch & Co., Inc., Series C, 4.250%, 2/08/2010(b)            225,000    221,037
Morgan Stanley, 5.300%, 3/01/2013                                    320,000    314,952
                                                                             ----------
                                                                              1,461,287
                                                                             ----------
CHEMICALS - 0.0%
Lubrizol Corp., 4.625%, 10/01/2009                                     5,000      4,959
                                                                             ----------
ELECTRIC - 1.5%
Carolina Power & Light Co., 6.500%, 7/15/2012                          5,000      5,244
Duke Energy Carolinas, 4.200%, 10/01/2008                              5,000      4,949
Duke Energy Corp., 5.625%, 11/30/2012(b)                             300,000    304,097
Nisource Finance Corp., 7.875%, 11/15/2010                           145,000    155,206
Pacific Gas & Electric Co., 3.600%, 3/01/2009                          5,000      4,892
                                                                             ----------
                                                                                474,388
                                                                             ----------
ENTERTAINMENT - 1.9%
Time Warner, Inc., 5.875%, 11/15/2016                                225,000    220,115
Time Warner, Inc., 6.500%, 11/15/2036                                 45,000     43,415
Walt Disney Co., 5.700%, 7/15/2011(b)                                315,000    319,498
                                                                             ----------
                                                                                583,028
                                                                             ----------
FOOD & BEVERAGE - 1.1%
General Mills, Inc., 3.875%, 11/30/2007                               10,000      9,974
General Mills, Inc., 5.650%, 9/10/2012                               225,000    227,003
HJ Heinz Finance Co., 6.000%, 3/15/2012                              100,000    101,868
Kraft Foods, Inc., 5.625%, 11/01/2011                                  5,000      5,031
                                                                             ----------
                                                                                343,876
                                                                             ----------
HEALTHCARE - 1.7%
Hospira, Inc., 5.550%, 3/30/2012                                     250,000    249,704
WellPoint, Inc., 3.750%, 12/14/2007                                  185,000    184,327
WellPoint, Inc., 5.250%, 1/15/2016                                   100,000     95,590
                                                                             ----------
                                                                                529,621
                                                                             ----------
HEALTHCARE INSURANCE - 0.6%
Aetna, Inc., 7.875%, 3/01/2011(b)                                    170,000    183,515
                                                                             ----------
HOME CONSTRUCTION - 0.6%
D.R. Horton, Inc., 5.375%, 6/15/2012                                 220,000    194,404
Pulte Homes, Inc., 4.875%, 7/15/2009                                   5,000      4,669
                                                                             ----------
                                                                                199,073
                                                                             ----------
HYBRID ARMS - 2.0%
Indymac Index Mortgage Loan Trust, Series 2006-AR25,
 Class 3A1, 6.371%, 9/25/2036(c)                                     608,049    621,849
                                                                             ----------
INDEPENDENT ENERGY - 0.0%
XTO Energy, Inc., 4.900%, 2/01/2014                                    5,000      4,745
                                                                             ----------
INDUSTRIAL OTHER - 0.8%
IDEX Corp., 6.875%, 2/15/2008                                        250,000    251,252
                                                                             ----------

                                                            PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEDIA CABLE - 1.9%
Comcast Cable Communications, 7.125%, 6/15/2013             $        195,000 $  207,570
Comcast Corp., 6.300%, 11/15/2017                                    160,000    162,629
Cox Communications, Inc., 4.625%, 1/15/2010                            5,000      4,941
Cox Communications, Inc., 5.450%, 12/15/2014                         215,000    208,574
                                                                             ----------
                                                                                583,714
                                                                             ----------
METALS & MINING - 0.5%
Vale Overseas Ltd., 6.250%, 1/23/2017                                165,000    166,848
                                                                             ----------
MORTGAGE RELATED - 30.4%
Banc of America Commercial Mortgage, Inc., Series 2006-2,
 Class A4, 5.740%, 5/10/2045(c)                                      205,000    208,940
Banc of America Commercial Mortgage, Inc., Series 2007-2,
 Class A2, 5.634%, 4/10/2049                                         490,000    495,482
Citigroup/Deutsche Bank Commercial Mortgage Trust,
 Series 2006-CD2, Class A2, 5.408%, 1/15/2046                        140,000    140,966
Federal Home Loan Mortgage Corp., 4.500%, 12/01/2019                  17,974     17,318
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2019                    6,600      6,488
Federal Home Loan Mortgage Corp., 5.000%, 1/01/2020                    8,245      8,096
Federal Home Loan Mortgage Corp., 5.000%, 8/15/2024                  673,434    674,474
Federal Home Loan Mortgage Corp., 5.500%, 3/01/2013                   14,133     14,146
Federal Home Loan Mortgage Corp., 5.500%, 8/01/2022                  630,000    628,144
Federal Home Loan Mortgage Corp., 5.800%, 1/01/2035(c)               496,147    506,968
Federal Home Loan Mortgage Corp., 6.000%, 11/01/2012                  23,611     24,028
Federal Home Loan Mortgage Corp., 6.500%, 1/01/2024                    5,191      5,323
Federal Home Loan Mortgage Corp., 7.000%, 2/01/2009                      724        731
Federal Home Loan Mortgage Corp., 8.000%, 7/01/2025                      522        553
Federal National Mortgage Association,
 4.500%, 12/01/2019                                                   22,567     21,750
Federal National Mortgage Association, 5.000%, 1/01/2019             368,910    362,630
Federal National Mortgage Association, 5.000%, 2/01/2019             532,841    523,250
Federal National Mortgage Association, 5.500%, 1/01/2017              62,152     62,256
Federal National Mortgage Association, 5.500%, 1/01/2017              75,475     75,536
Federal National Mortgage Association, 5.500%, 2/01/2017              37,382     37,444
Federal National Mortgage Association, 5.500%, 8/01/2017             820,127    820,796
Federal National Mortgage Association, 5.500%, 9/01/2017             187,439    187,592
Federal National Mortgage Association,
 5.500%, 11/01/2017                                                    1,487      1,488
Federal National Mortgage Association, 5.500%, 1/01/2020             751,261    750,405
Federal National Mortgage Association, 5.500%, 3/01/2020             623,623    622,409
Federal National Mortgage Association, 6.000%, 9/01/2021              12,160     12,323
Federal National Mortgage Association, 6.000%, 7/01/2037           1,035,336  1,036,885
Federal National Mortgage Association, 7.500%, 6/01/2016               3,420      3,538
Federal National Mortgage Association, 8.000%, 6/01/2015               4,935      5,175
Government National Mortgage Association,
 6.500%, 12/15/2023                                                   12,654     12,970
Government National Mortgage Association,
 8.500%, 9/15/2022                                                     3,994      4,312
Government National Mortgage Association,
 9.500%, 1/15/2019                                                     9,326     10,192
GS Mortgage Securities Corporation. II, Series 2006-GG8,
 Class A2, 5.479%, 11/10/2039                                        410,000    413,604
GS Mortgage Securities Corporation. II, Series 2005-GG4,
 Class A4A, 4.751%, 7/10/2039                                        205,000    195,645

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                          PRINCIPAL AMOUNT  VALUE (+)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
JPMorgan Chase Commercial Mortgage Securities Corp.,
 Series 2006-LDP7, Class A2, 5.861%, 4/15/2045(c)         $        375,000 $  384,169
LB-UBS Commercial Mortgage Trust, Series 2005-C3,
 Class A3, 4.647%, 7/15/2030                                       230,000    225,699
Merrill Lynch/Countrywide Commercial Mortgage Trust,
 Series 2006-1, Class A4, 5.428%, 2/12/2039(c)                     320,000    319,887
Merrill Lynch/Countrywide Commercial Mortgage Trust,
 Series 2006-2, Class A4, 5.910%, 6/12/2046(c)                     210,000    216,204
Morgan Stanley Capital I, Series 2005-T19, Class A4A,
 4.890%, 6/12/2047                                                 330,000    317,694
Morgan Stanley Capital I, Series 2006-T23, Series A2,
 5.742%, 8/12/2041(c)                                              205,000    209,278
                                                                           ----------
                                                                            9,564,788
                                                                           ----------
NON-CAPTIVE CONSUMER - 2.4%
American Express Co., 6.150%, 8/28/2017                            130,000    131,190
American General Finance Corp., 2.750%, 6/15/2008(b)               350,000    343,984
American General Finance Corp., Series H,
 5.375%, 10/01/2012                                                  5,000      4,921
HSBC Finance Corp., 6.500%, 11/15/2008                              10,000     10,136
Residential Capital LLC, 7.500%, 4/17/2013                         345,000    278,588
                                                                           ----------
                                                                              768,819
                                                                           ----------
NON-CAPTIVE DIVERSIFIED - 1.7%
CIT Group, Inc., 5.125%, 9/30/2014                                   5,000      4,560
CIT Group, Inc., 5.650%, 2/13/2017                                 320,000    297,307
CIT Group, Inc., 5.850%, 9/15/2016(b)                               20,000     18,839
International Lease Finance Corp., 5.750%, 6/15/2011(b)            205,000    206,880
                                                                           ----------
                                                                              527,586
                                                                           ----------
PAPER - 0.0%
MeadWestvaco Corp., 6.850%, 4/01/2012                                5,000      5,202
                                                                           ----------
PHARMACEUTICALS - 0.0%
Schering-Plough Corp., 5.550%, 12/01/2013                            5,000      4,966
                                                                           ----------
PIPELINES - 1.1%
Kinder Morgan Energy Partners LP, 5.000%, 12/15/2013               185,000    176,521
Spectra Energy Capital LLC, 5.668%, 8/15/2014                      175,000    171,109
                                                                           ----------
                                                                              347,630
                                                                           ----------
PROPERTY & CASUALTY INSURANCE - 0.0%
Berkshire Hathaway Finance Corp., 3.375%, 10/15/2008(b)              5,000      4,918
                                                                           ----------
RAILROADS - 2.3%
Burlington Northern Santa Fe Corp., 6.125%, 3/15/2009              205,000    207,436
CSX Corp., 6.750%, 3/15/2011                                       200,000    207,748
Union Pacific Corp., 3.875%, 2/15/2009                             310,000    303,624
                                                                           ----------
                                                                              718,808
                                                                           ----------
REAL ESTATE INVESTMENT TRUSTS - 4.6%
Archstone-Smith Operating Trust, 3.000%, 6/15/2008                  10,000      9,813
Camden Property Trust, 4.375%, 1/15/2010(b)                          5,000      4,897
Colonial Realty LP, 4.750%, 2/01/2010                               55,000     54,205
Developers Diversified Realty Corp., 3.875%, 1/30/2009              10,000      9,841
ERP Operating LP, 6.625%, 3/15/2012                                 10,000     10,315
Federal Realty Investment Trust, 5.400%, 12/01/2013                215,000    209,571

                                                           PRINCIPAL AMOUNT  VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED
First Industrial LP, 5.250%, 6/15/2009                     $         10,000 $   10,035
iStar Financial, Inc., 5.150%, 3/01/2012(b)                         350,000    323,855
ProLogis Trust, 5.500%, 4/01/2012                                   410,000    405,328
Simon Property Group LP, 3.750%, 1/30/2009                          400,000    391,374
Simon Property Group LP, 4.600%, 6/15/2010                            5,000      4,904
Simon Property Group LP, 4.875%, 3/18/2010                            5,000      4,949
                                                                            ----------
                                                                             1,439,087
                                                                            ----------
RETAILERS - 1.5%
CVS Caremark Corp., 5.750%, 8/15/2011                               205,000    207,662
J.C. Penney Co., Inc., 5.750%, 2/15/2018                             50,000     47,999
Macy's Retail Holdings, Inc., 5.350%, 3/15/2012                     205,000    201,027
                                                                            ----------
                                                                               456,688
                                                                            ----------
SUPERMARKETS - 0.7%
Kroger Co., 6.200%, 6/15/2012                                        50,000     51,531
Kroger Co., 6.375%, 3/01/2008(b)                                     10,000     10,034
Kroger Co., 6.400%, 8/15/2017                                        35,000     35,689
Kroger Co., 6.750%, 4/15/2012(b)                                    115,000    120,931
                                                                            ----------
                                                                               218,185
                                                                            ----------
TECHNOLOGY - 3.4%
Corning, Inc., 6.200%, 3/15/2016                                     45,000     45,946
Equifax, Inc., 7.000%, 7/01/2037                                     85,000     85,144
Jabil Circuit, Inc., 5.875%, 7/15/2010                              350,000    353,217
National Semiconductor Corp., 6.600%, 6/15/2017                     175,000    179,257
Pitney Bowes, Inc., 5.250%, 1/15/2037                               225,000    215,864
Xerox Corp., 6.400%, 3/15/2016                                      170,000    172,103
                                                                            ----------
                                                                             1,051,531
                                                                            ----------
TRANSPORTATION SERVICES - 1.3%
ERAC USA Finance Co., 6.800%, 2/15/2008, 144A                       200,000    200,531
ERAC USA Finance Co., 7.350%, 6/15/2008, 144A                       200,000    202,181
                                                                            ----------
                                                                               402,712
                                                                            ----------
TREASURIES - 9.2%
U.S. Treasury Notes, 3.875%, 9/15/2010(b)                            90,000     89,649
U.S. Treasury Notes, 2.625%, 5/15/2008(b)                           385,000    381,391
U.S. Treasury Notes, 4.000%, 2/15/2015(b)                           785,000    763,719
U.S. Treasury Notes, 4.625%, 11/15/2016(b)                        1,180,000  1,185,808
U.S. Treasury Notes, 4.625%, 2/15/2017(b)                           465,000    467,143
                                                                            ----------
                                                                             2,887,710
                                                                            ----------
WIRELESS - 1.1%
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014              5,000      4,774
Sprint Nextel Corp., 6.000%, 12/01/2016                             170,000    163,289
Vodafone Group Plc, 5.350%, 2/27/2012                               175,000    174,536
                                                                            ----------
                                                                               342,599
                                                                            ----------
WIRELINES - 3.0%
AT&T, Inc., 5.100%, 9/15/2014                                       180,000    174,178
AT&T, Inc., 5.300%, 11/15/2010(b)                                   280,000    282,477
Embarq Corp., 7.995%, 6/01/2036                                     155,000    165,151
Qwest Corp., 5.625%, 11/15/2008                                     110,000    109,863
Verizon New England, Inc., 6.500%, 9/15/2011                          5,000      5,181
Verizon Virginia, Inc., 4.625%, 3/15/2013                           230,000    222,021
                                                                            ----------
                                                                               958,871
                                                                            ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                                     PRINCIPAL AMOUNT              VALUE (+)
----------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $30,910,087)                                                                                  $ 30,647,984
                                                                                                                ------------

TOTAL BONDS AND NOTES
 (Identified Cost $30,910,087)                                                                                    30,647,984
                                                                                                                ------------

SHORT-TERM INVESTMENTS - 20.5%
Federal Home Loan Bank Discount Notes, Zero Coupon,
11/07/2007(b)                                                                        $        355,000                353,223
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to be
repurchased at $247,077 on 10/01/07 collateralized by
$250,000 Federal National Mortgage Association 6.060%
due 6/06/17 with value of $255,938 including accrued
interest (Note 2h of Notes to Financial Statements)                                           247,000                247,000
                                                                                                                ------------

                                                                                               SHARES
----------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                            5,858,508              5,858,508
                                                                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $6,458,731)                                                                                      6,458,731
                                                                                                                ------------

TOTAL INVESTMENTS - 118.0%
 (Identified Cost $37,368,818)(a)                                                                                 37,106,715
 Other Assets Less Liabilities--(18.0)%                                                                          (5,661,563)
                                                                                                                ------------

TOTAL NET ASSETS - 100.0%                                                                                       $ 31,445,152
                                                                                                                ------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
 At September 30, 2007, the net unrealized depreciation on investments based on a cost of $37,431,114 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $    161,268
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (485,667)
                                                                                                                ------------
 Net unrealized depreciation                                                                                    $  (324,399)
                                                                                                                ------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c) Variable rate security. Rate as of September 30, 2007 is disclosed.
(d) Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $402,712 or 1.3% of total net assets.

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE ON NET ASSETS (UNAUDITED)

                      Mortgage Related              30.4%
                      Asset-Backed Securities        9.7
                      Treasuries                     9.2
                      Banking                        7.2
                      Brokerage                      4.6
                      Real Estate Investment Trusts  4.6
                      Technology                     3.4
                      Wirelines                      3.0
                      Non-Captive Consumer           2.4
                      Railroads                      2.3
                      Hybrid ARMS                    2.0
                      Other, less than 2% each      18.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                    PRINCIPAL AMOUNT (++)  VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - 97.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 96.4%

AEROSPACE & DEFENSE - 0.1%
Boeing Capital Corp., 6.500%, 2/15/2012(b)               $        165,000 $  173,949
                                                                          ----------
AIRLINES - 1.3%
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A                    3,455,000  3,429,969
                                                                          ----------
ASSET-BACKED SECURITIES - 1.8%
CNH Equipment Trust, Series 2004-A, Series A4B,
 3.480%, 9/15/2011                                                398,160    394,776
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                    2,500,000  2,346,708
Countrywide Asset-Backed Certificates,
 Series 2006-S1, Class A2, 5.549%, 8/25/2021                      475,000    471,344
Countrywide Asset-Backed Certificates,
 Series 2006-S3, Class A3, 6.287%, 6/25/2021(c)                   455,000    441,096
Countrywide Asset-Backed Certificates,
 Series 2006-S4, Class A3, 5.804%, 7/25/2034(d)                   500,000    493,348
Navistar Financial Corp. Owner Trust,
 Series 2005-A, Class A3, 4.220%, 2/15/2010                       201,617    199,850
Onyx Acceptance Grantor Trust, Series 2004-B,
 Class A4, 3.890%, 2/15/2011                                      377,769    374,497
USAA Auto Owner Trust, Series 2004-2, Class A4,
 3.580%, 2/15/2011                                                 69,466     69,087
                                                                          ----------
                                                                           4,790,706
                                                                          ----------
AUTOMOTIVE - 0.8%
Ford Motor Co., 6.375%, 2/01/2029                               2,665,000  1,958,775
Ford Motor Credit Co. LLC, 7.375%, 10/28/2009                     150,000    147,084
                                                                          ----------
                                                                           2,105,859
                                                                          ----------
BANKING - 8.5%
BAC Capital Trust VI, 5.625%, 3/08/2035                         1,045,000    933,484
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW           940,000,000  1,013,437
Barclays Financial LLC, 4.160%, 2/22/2010, 144A THB            70,000,000  2,113,824
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW         1,950,000,000  2,125,568
Barclays Financial LLC, Series EMTN,
 4.100%, 3/22/2010, 144A                        THB            17,000,000    512,398
BNP Paribas SA, Series EMTN,
 Zero Coupon Bond, 6/13/2011, 144A              IDR         7,484,000,000    603,712
Citibank NA, 15.000%, 7/02/2010, 144A           BRL             4,000,000  2,485,305
Countrywide Financial Corp.,
 6.250%, 5/15/2016(b)                                             230,000    208,142
HSBC Bank USA, Zero Coupon Bond,
 4/18/2012, 144A                                MYR             2,015,000    498,798
HSBC Bank USA, 3.310%, 8/25/2010, 144A                          2,000,000  2,213,400
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                                BRL             8,035,000  3,344,804
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                IDR         8,972,574,000    737,331
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                IDR         5,376,000,000    441,661
JPMorgan Chase & Co., 6.750%, 2/01/2011                            60,000     63,037
JPMorgan Chase & Co., Series EMTN,
 Zero Coupon Bond, 6/08/2012, 144A              MYR             1,663,795    405,756

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                       PRINCIPAL AMOUNT (++)   VALUE (+)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BANKING - CONTINUED
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                  IDR         9,533,078,500 $   813,934
Rabobank Nederland, Series EMTN,
 13.500%, 1/28/2008, 144A                          ISK           220,000,000   3,547,132
Washington Mutual Finance Corp.,
 6.875%, 5/15/2011                                                   135,000     142,184
                                                                             -----------
                                                                              22,203,907
                                                                             -----------
BROKERAGE - 0.3%
Bear Stearns Co., Inc. (The), 5.550%, 1/22/2017(b)                   230,000     217,113
Lehman Brothers Holdings, Inc., Series G, MTN,
 3.950%, 11/10/2009                                                  230,000     224,615
Merrill Lynch & Co., Inc., Series C, MTN,
 5.000%, 1/15/2015                                                   235,000     222,632
Morgan Stanley, 4.750%, 4/01/2014                                    245,000     230,134
                                                                             -----------
                                                                                 894,494
                                                                             -----------
BUILDING MATERIALS - 0.2%
Masco Corp., 5.850%, 3/15/2017(b)                                    500,000     482,417
                                                                             -----------
CHEMICALS - 1.0%
Lubrizol Corp., 6.500%, 10/01/2034                                 1,680,000   1,640,352
Methanex Corp., 6.000%, 8/15/2015                                    980,000     924,264
                                                                             -----------
                                                                               2,564,616
                                                                             -----------
CONSTRUCTION MACHINERY - 0.0%
John Deere Capital Corp., 3.900%, 1/15/2008                           60,000      59,737
                                                                             -----------
DIVERSIFIED MANUFACTURING - 0.1%
General Electric Co., 5.000%, 2/01/2013                              310,000     307,292
                                                                             -----------
ELECTRIC - 3.4%
Bruce Mansfield Unit, 6.850%, 6/01/2034                            1,550,000   1,577,063
Cleveland Electric Illuminating Co.,
 5.950%, 12/15/2036                                                  960,000     892,623
Commonwealth Edison Co., 4.700%, 4/15/2015                           555,000     514,025
Commonwealth Edison Co.,
 4.750%, 12/01/2011(e)                                                51,000      50,166
Commonwealth Edison Co., 5.875%, 2/01/2033                         1,180,000   1,104,389
Dominion Resources, Inc., 5.950%, 6/15/2035                          385,000     360,818
Duke Energy Carolinas, 4.200%, 10/01/2008                            460,000     455,334
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                                 1,000,000   1,118,232
MidAmerican Energy Holdings Co.,
 6.125%, 4/01/2036                                                   445,000     431,999
MidAmerican Energy Holdings Co.,
 6.500%, 9/15/2037, 144A                                           1,035,000   1,046,182
Nisource Finance Corp., 6.150%, 3/01/2013                            195,000     199,356
Nisource Finance Corp., 6.400%, 3/15/2018                          1,255,000   1,264,216
                                                                             -----------
                                                                               9,014,403
                                                                             -----------
ENTERTAINMENT - 1.3%
Time Warner, Inc., 6.500%, 11/15/2036(b)                             410,000     395,559
Time Warner, Inc., 6.625%, 5/15/2029                                 870,000     852,029
Time Warner, Inc., 6.950%, 1/15/2028                                 375,000     383,669
Time Warner, Inc., 7.625%, 4/15/2031                                 245,000     266,483
Time Warner, Inc., 7.700%, 5/01/2032                                 160,000     175,682

                                                         PRINCIPAL AMOUNT (++)  VALUE (+)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ENTERTAINMENT - CONTINUED
Viacom, Inc., Class B, 6.875%, 4/30/2036                      $      1,325,000 $1,319,480
                                                                               ----------
                                                                                3,392,902
                                                                               ----------
FOOD & BEVERAGE - 1.4%
Anheuser-Busch Cos, Inc., 5.950%, 1/15/2033                            995,000    969,528
Anheuser-Busch Cos, Inc., 6.450%, 9/01/2037                          1,270,000  1,319,921
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                         1,025,000  1,174,906
Kraft Foods, Inc., 6.250%, 6/01/2012                                   210,000    216,815
                                                                               ----------
                                                                                3,681,170
                                                                               ----------
FOREIGN LOCAL GOVERNMENTS - 1.0%
Province of Alberta, 5.000%, 12/16/2008              CAD             2,000,000  2,026,542
Province of Alberta, 5.930%, 9/16/2016               CAD               469,472    500,053
                                                                               ----------
                                                                                2,526,595
                                                                               ----------
GOVERNMENT OWNED - NO GUARANTEE - 0.4%
Pemex Project Funding Master Trust,
 6.125%, 8/15/2008                                                     325,000    326,625
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                                     500,000    616,721
                                                                               ----------
                                                                                  943,346
                                                                               ----------
HEALTHCARE - 0.5%
HCA, Inc., 5.750%, 3/15/2014                                         1,000,000    838,750
HCA, Inc., 6.250%, 2/15/2013                                           150,000    132,750
HCA, Inc., 7.050%, 12/01/2027                                          100,000     75,731
HCA, Inc., 7.750%, 7/15/2036                                           250,000    200,227
                                                                               ----------
                                                                                1,247,458
                                                                               ----------
HOME CONSTRUCTION - 3.1%
Centex Corp., 5.250%, 6/15/2015(b)                                     380,000    323,275
Lennar Corp., Series B, 5.600%, 5/31/2015                            1,250,000  1,075,420
Lennar Corp., Series B, 6.500%, 4/15/2016                              770,000    696,035
Pulte Homes, Inc., 5.200%, 2/15/2015                                 1,265,000  1,054,784
Pulte Homes, Inc., 6.000%, 2/15/2035                                 3,340,000  2,434,586
Pulte Homes, Inc., 6.375%, 5/15/2033                                 1,455,000  1,105,685
Toll Brothers Finance Corp.,
 5.150%, 5/15/2015(b)                                                1,725,000  1,477,401
                                                                               ----------
                                                                                8,167,186
                                                                               ----------
HYBRID ARMS - 0.7%
Federal National Mortgage Association,
 6.052%, 2/01/2037(d)                                                  470,807    475,444
Indymac Index Mortgage Loan Trust,
 Series 2006-AR25, Class 3A1, 6.371%, 9/25/2036(d)                     620,543    634,626
Morgan Stanley Mortgage Loan Trust,
 Series 2005-3AR, Class 5A, 5.587%, 7/25/2035(d)                       437,595    430,620
Wells Fargo Mortgage Backed Securities Trust, Series
 2005-AR16, Class 3A2, 4.995%, 10/25/2035(d)                           378,325    377,296
                                                                               ----------
                                                                                1,917,986
                                                                               ----------
INDEPENDENT ENERGY - 1.9%
Anadarko Petroleum Corp., 5.950%, 9/15/2016                          1,365,000  1,351,908
Anadarko Petroleum Corp., 6.450%, 9/15/2036                          1,215,000  1,196,166
Apache Corp., 6.000%, 1/15/2037                                      1,940,000  1,867,429

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                      PRINCIPAL AMOUNT (++)  VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INDEPENDENT ENERGY - CONTINUED
Talisman Energy, Inc., 5.850%, 2/01/2037                   $         15,000 $   13,374
XTO Energy, Inc., 6.100%, 4/01/2036                                  65,000     62,872
XTO Energy, Inc., 6.750%, 8/01/2037                                 435,000    453,892
                                                                            ----------
                                                                             4,945,641
                                                                            ----------
LOCAL AUTHORITIES - 1.4%
Michigan Tobacco Settlement Finance Authority,
 7.309%, 6/01/2034                                                1,110,000  1,095,492
Virginia Tobacco Settlement Financing Corp.,
 Series A-1, 6.706%, 6/01/2046                                    2,900,000  2,692,273
                                                                            ----------
                                                                             3,787,765
                                                                            ----------
MEDIA CABLE - 2.5%
Comcast Corp., 5.650%, 6/15/2035                                  1,980,000  1,767,667
Comcast Corp., 6.450%, 3/15/2037                                  1,265,000  1,248,847
Comcast Corp., 6.500%, 11/15/2035                                 1,570,000  1,550,292
Comcast Corp., 6.950%, 8/15/2037                                  2,000,000  2,099,220
                                                                            ----------
                                                                             6,666,026
                                                                            ----------
MEDIA NON-CABLE - 1.1%
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                                  250,000    209,245
News America, Inc., 6.200%, 12/15/2034                              950,000    894,421
News America, Inc., 6.400%, 12/15/2035                            1,980,000  1,912,199
                                                                            ----------
                                                                             3,015,865
                                                                            ----------
METALS & MINING - 0.0%
Teck Cominco Ltd., 7.000%, 9/15/2012                                100,000    107,237
                                                                            ----------
MORTGAGE RELATED - 10.1%
Banc of America Commercial Mortgage, Inc.,
 Series 2005-6, Class A4, 5.181%, 9/10/2047(d)                      160,000    158,133
Banc of America Commercial Mortgage, Inc.,
 Series 2006-1, Class A2, 5.334%, 9/10/2045,
 Class A(d)                                                         220,000    221,182
Bear Stearns Commercial Mortgage Securities,
 Series 2005-PW10, Class A2, 5.270%, 12/11/2040                     280,000    281,570
Bear Stearns Commercial Mortgage Securities,
 Series 2006-T24, Class A4, 5.537%, 10/12/2041                      360,000    360,225
Citigroup/Deutsche Bank Commercial Mortgage
 Trust, Series 2006-CD2, Class A2,
 5.408%, 1/15/2046                                                  155,000    156,069
Commercial Mortgage Pass Through Certificates,
 Series 2006-C7, Class A4, 5.768%, 6/10/2046(d)                     480,000    490,287
CS First Boston Mortgage Securities Corp.,
 Series 2005-7, Class 3A1, 5.000%, 8/25/2020                        388,034    380,877
Federal Home Loan Mortgage Corp.,
 4.000%, 7/01/2019                                                  360,824    340,107
Federal Home Loan Mortgage Corp.,
 4.500%, 4/01/2019                                                  753,323    725,820
Federal Home Loan Mortgage Corp.,
 5.000%, 5/01/2034                                                  226,669    216,911
Federal Home Loan Mortgage Corp.,
 5.500%, 8/01/2033                                                  585,630    575,087
Federal Home Loan Mortgage Corp.,
 5.500%, 1/15/2035, Series 2912, Class EH                           675,000    656,268

                                             PRINCIPAL AMOUNT (++)  VALUE (+)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal Home Loan Mortgage Corp.,
 5.500%, 2/01/2037                                $        684,883 $  670,717
Federal Home Loan Mortgage Corp.,
 6.000%, 2/01/2020                                         270,634    274,101
Federal Home Loan Mortgage Corp.,
 6.000%, 6/01/2035                                         483,194    485,486
Federal Home Loan Mortgage Corp.,
 6.500%, 10/15/2008                                        101,066    100,901
Federal Home Loan Mortgage Corp.,
 10.000%, 8/01/2018                                          4,082      4,578
Federal Home Loan Mortgage Corp.,
 10.000%, 10/01/2018                                         2,857      3,197
Federal Home Loan Mortgage Corp.,
 10.250%, 12/01/2009                                         6,493      6,611
Federal National Mortgage Association,
 4.000%, 1/01/2020                                         190,276    179,298
Federal National Mortgage Association,
 4.500%, 3/01/2035                                         292,070    271,519
Federal National Mortgage Association,
 4.500%, 8/01/2035                                         609,595    565,844
Federal National Mortgage Association,
 4.500%, 9/01/2035                                         408,622    379,294
Federal National Mortgage Association,
 5.000%, 2/01/2018                                         127,492    125,437
Federal National Mortgage Association,
 5.000%, 6/01/2020                                         357,458    350,479
Federal National Mortgage Association,
 5.000%, 4/01/2034                                         213,740    204,422
Federal National Mortgage Association,
 5.000%, 5/01/2034                                         226,944    217,051
Federal National Mortgage Association,
 5.000%, 6/01/2034                                       1,169,760  1,118,766
Federal National Mortgage Association,
 5.000%, 5/01/2035                                         395,255    377,643
Federal National Mortgage Association,
 5.000%, 6/01/2035                                         275,426    263,152
Federal National Mortgage Association,
 5.000%, 6/01/2035                                         163,659    156,366
Federal National Mortgage Association,
 5.000%, 6/01/2035                                       1,028,338    982,514
Federal National Mortgage Association,
 5.000%, 8/01/2035                                         399,472    381,672
Federal National Mortgage Association,
 5.500%, 9/01/2016                                          95,588     95,746
Federal National Mortgage Association,
 5.500%, 8/01/2019                                          57,680     57,615
Federal National Mortgage Association,
 5.500%, 12/01/2032                                        125,660    123,476
Federal National Mortgage Association,
 5.500%, 1/01/2033                                         300,025    294,811
Federal National Mortgage Association,
 5.500%, 6/01/2033                                         433,758    426,379
Federal National Mortgage Association,
 5.500%, 7/01/2033                                         637,978    626,676

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                             PRINCIPAL AMOUNT (++)  VALUE (+)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal National Mortgage Association,
 5.500%, 9/01/2034                                $        252,085 $  247,420
Federal National Mortgage Association,
 5.500%, 12/01/2034                                      1,025,279  1,006,305
Federal National Mortgage Association,
 5.500%, 3/01/2035                                          85,443     83,861
Federal National Mortgage Association,
 5.500%, 3/01/2035                                          72,374     70,975
Federal National Mortgage Association,
 5.500%, 5/01/2035                                          84,495     82,862
Federal National Mortgage Association,
 5.500%, 8/01/2035                                         161,406    158,287
Federal National Mortgage Association,
 5.500%, 9/01/2035                                         857,286    840,718
Federal National Mortgage Association,
 5.500%, 12/01/2035                                        531,216    520,950
Federal National Mortgage Association,
 5.500%, 12/01/2035                                        359,445    352,498
Federal National Mortgage Association,
 5.500%, 1/01/2036                                          19,653     19,273
Federal National Mortgage Association,
 5.500%, 2/01/2036                                           8,252      8,093
Federal National Mortgage Association,
 5.500%, 4/01/2036                                         455,122    446,326
Federal National Mortgage Association,
 5.500%, 6/01/2036                                         107,673    105,484
Federal National Mortgage Association,
 5.739%, 9/01/2036(d)                                      524,446    528,980
Federal National Mortgage Association,
 6.000%, 12/01/2018                                         34,391     34,843
Federal National Mortgage Association,
 6.000%, 12/01/2020                                         43,151     43,729
Federal National Mortgage Association,
 6.000%, 3/01/2021                                         437,300    444,067
Federal National Mortgage Association,
 6.000%, 10/01/2028                                         30,307     30,570
Federal National Mortgage Association,
 6.000%, 10/01/2033                                        702,976    706,526
Federal National Mortgage Association,
 6.000%, 6/01/2036                                         711,113    712,297
Federal National Mortgage Association,
 6.500%, 2/01/2011                                           6,475      6,590
Federal National Mortgage Association,
 6.500%, 10/01/2031                                         93,719     96,065
Federal National Mortgage Association,
 6.500%, 10/01/2033                                         53,038     54,273
Federal National Mortgage Association,
 6.500%, 10/01/2033                                        112,111    114,723
Federal National Mortgage Association,
 6.500%, 10/01/2033                                         73,114     74,817
Federal National Mortgage Association,
 6.500%, 11/01/2033                                         99,912    102,240
Federal National Mortgage Association,
 7.000%, 4/25/2020                                          53,123     55,151

                                                          PRINCIPAL AMOUNT (++)   VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Government National Mortgage Association,
 6.500%, 2/20/2028                                             $        178,097 $   182,496
Government National Mortgage Association,
 7.000%, 11/20/2025                                                       6,547       6,849
Government National Mortgage Association,
 10.000%, 5/15/2018                                                      16,417      18,542
Government National Mortgage Association,
 10.000%, 8/15/2018                                                      10,312      11,647
Government National Mortgage Association,
 10.000%, 12/15/2018                                                     51,708      58,401
Greenwich Capital Commercial Funding Corp.,
 Series 2005-GG5, Class A2, 5.117%, 4/10/2037                           485,000     485,840
GS Mortgage Securities Corp. II, Series 2005-GG4,
 Class A4A, 4.751%, 7/10/2039                                           805,000     768,265
GS Mortgage Securities Corp. II, Series 2006-GG8,
 Class A4, 5.560%, 11/10/2039                                           350,000     350,262
JP Morgan Chase Commercial Mortgage Securities
 Corp.,Series 2006-LDP7, Class A4,
 5.875%, 4/15/2045(d)                                                   600,000     616,935
LB-UBS Commercial Mortgage Trust,
 Series 2005-C3, Class A5, 4.739%, 7/15/2030                            480,000     458,060
LB-UBS Commercial Mortgage Trust,
 Series 2006-C4, Class A4, 5.883%, 6/15/2038(d)                         180,000     185,275
LB-UBS Commercial Mortgage Trust,
 Series 2006-C6, Class A4, 5.372%, 9/15/2039                            390,000     385,479
LB-UBS Commercial Mortgage Trust,
 Series 2007-C2, Class A2, 5.303%, 2/15/2040                            915,000     914,561
Merrill Lynch/Countrywide Commercial Mortgage
 Trust, Series 2006-1, Class A2,
 5.439%, 2/12/2039(d)                                                   335,000     337,756
Merrill Lynch/Countrywide Commercial Mortgage
 Trust, Series 2006-2, Class A4,
 5.910%, 6/12/2046(d)                                                   235,000     241,942
Morgan Stanley Capital I, Series 2005-HQ6,
 Class A4A, 4.989%, 8/13/2042                                           350,000     339,096
Morgan Stanley Capital I, Series 2005-T19,
 Class A4A, 4.890%, 6/12/2047                                           425,000     409,152
Residential Accredit Loans, Inc., Series 2006-QS18,
 Class 3A3, 5.750%, 12/25/2021                                          401,138     403,455
                                                                                -----------
                                                                                 26,428,223
                                                                                -----------
NON-CAPTIVE CONSUMER - 0.4%
American General Finance Corp., Series H,
 5.375%, 10/01/2012                                                      45,000      44,293
HSBC Finance Corp., 8.000%, 7/15/2010                                   205,000     220,003
SLM Corp., 6.500%, 6/15/2010                         NZD                970,000     662,635
                                                                                -----------
                                                                                    926,931
                                                                                -----------
NON-CAPTIVE DIVERSIFIED - 3.5%
CIT Group, Inc., 5.650%, 2/13/2017                                       15,000      13,936
CIT Group, Inc., 5.800%, 7/28/2011                                      240,000     234,988
CIT Group, Inc., 5.850%, 9/15/2016                                       15,000      14,129
CIT Group, Inc., 6.000%, 4/01/2036                                      925,000     818,149
GMAC LLC, 5.625%, 5/15/2009                                           2,500,000   2,433,877

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                        PRINCIPAL AMOUNT (++)  VALUE (+)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NON-CAPTIVE DIVERSIFIED - CONTINUED
General Electric Capital Corp., 6.500%, 9/28/2015  NZD              5,535,000 $3,870,036
General Electric Capital Corp., Series EMTN,
 6.750%, 9/26/2016                                 NZD                400,000    286,558
General Electric Capital Corp., Series A, MTN,
 6.000%, 6/15/2012                                                    735,000    757,891
International Lease Finance Corp.,
 4.350%, 9/15/2008(b)                                                  50,000     49,421
International Lease Finance Corp.,
 6.375%, 3/15/2009                                                    725,000    739,143
                                                                              ----------
                                                                               9,218,128
                                                                              ----------
OIL FIELD SERVICES - 0.1%
Weatherford International Ltd.,
 6.500%, 8/01/2036                                                    195,000    191,983
                                                                              ----------
PAPER - 1.1%
Georgia-Pacific Corp., 7.250%, 6/01/2028                            1,500,000  1,372,500
Georgia-Pacific Corp., 9.500%, 12/01/2011                              60,000     63,300
International Paper Co., 4.000%, 4/01/2010                            500,000    485,118
International Paper Co., 4.250%, 1/15/2009                          1,000,000    984,750
                                                                              ----------
                                                                               2,905,668
                                                                              ----------
PIPELINES - 1.1%
DCP Midstream LP, 6.450%, 11/03/2036, 144A                            635,000    607,871
El Paso Corp., 6.950%, 6/01/2028                                      350,000    325,124
Enterprise Products Operating LP,
 6.300%, 9/15/2017                                                    680,000    680,930
Kinder Morgan Energy Partners LP,
 5.125%, 11/15/2014                                                   145,000    137,907
Southern Natural Gas Co.,
 5.900%, 4/01/2017, 144A                                              810,000    788,288
Spectra Energy Capital LLC, 5.500%, 3/01/2014                         230,000    224,174
                                                                              ----------
                                                                               2,764,294
                                                                              ----------
PROPERTY & CASUALTY INSURANCE - 1.8%
Allstate Corp., 5.950%, 4/01/2036                                     470,000    448,334
Marsh & McLennan Cos., Inc.,
 5.375%, 7/15/2014                                                     65,000     62,724
Marsh & McLennan Cos., Inc.,
 5.750%, 9/15/2015                                                  1,842,000  1,779,044
Marsh & McLennan Cos., Inc.,
 5.875%, 8/01/2033(b)                                               2,360,000  2,034,589
Progressive Corp., 7.000%, 10/01/2013                                 150,000    163,657
Willis North America, Inc., 6.200%, 3/28/2017                         225,000    223,250
                                                                              ----------
                                                                               4,711,598
                                                                              ----------
RAILROADS - 1.1%
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                           CAD              1,000,000    996,682
Canadian Pacific Railway Ltd., 5.950%, 5/15/2037                      115,000    106,186
CSX Corp., 6.000%, 10/01/2036                                         210,000    196,632
CSX Corp., 6.250%, 3/15/2018                                          670,000    673,518
Missouri Pacific Railroad Co., 5.000%, 1/01/2045                      190,000    131,100
Union Pacific Corp., 3.875%, 2/15/2009                                325,000    318,315
Union Pacific Corp., 5.375%, 6/01/2033(b)                             415,000    355,534
                                                                              ----------
                                                                               2,777,967
                                                                              ----------

                                                      PRINCIPAL AMOUNT (++)       VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - 1.8%
Colonial Realty LP, 4.800%, 4/01/2011                      $      1,840,000     $ 1,778,527
Colonial Realty LP, 5.500%, 10/01/2015                              290,000         272,468
Equity One, Inc., 6.000%, 9/15/2017, 144A                         1,000,000         949,204
Highwoods Properties, Inc., 7.500%, 4/15/2018                     1,075,000       1,143,227
Realty Income Corp., 6.750%, 8/15/2019                              500,000         500,799
                                                                                -----------
                                                                                  4,644,225
                                                                                -----------
RETAILERS - 1.4%
J.C. Penney Corp., Inc., 6.375%, 10/15/2036                         230,000         215,207
Lowes Cos., Inc., 6.650%, 9/15/2037                                 975,000         985,092
Macy's Retail Holdings, Inc., 5.350%, 3/15/2012                     355,000         348,121
Macy's Retail Holdings, Inc., 6.375%, 3/15/2037                   2,275,000       2,080,149
                                                                                -----------
                                                                                  3,628,569
                                                                                -----------
SOVEREIGNS - 17.2%
Canadian Government, 4.000%, 6/01/2016           CAD              1,000,000         982,858
Canadian Government, 4.250%, 9/01/2008           CAD             30,300,000      30,469,069
Canadian Government, 4.250%, 9/01/2009           CAD              4,070,000       4,101,712
Canadian Government, Series WH31,
 6.000%, 6/01/2008                               CAD              2,050,000       2,083,966
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                              MXN                140,000(++)   1,285,516
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                              MXN                460,000(++)   4,424,031
Republic of South Africa, 13.000%, 8/31/2010     ZAR             10,135,000       1,620,294
                                                                                -----------
                                                                                 44,967,446
                                                                                -----------
SUPRANATIONAL - 3.4%
European Investment Bank,
 4.600%, 1/30/2037, 144A                         CAD              1,900,000       1,811,270
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                     BRL              9,000,000       4,006,547
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                              NZD              4,375,000       3,022,509
                                                                                -----------
                                                                                  8,840,326
                                                                                -----------
TECHNOLOGY - 2.6%
Avnet, Inc., 6.000%, 9/01/2015                                    1,970,000       1,925,773
Avnet, Inc., 6.625%, 9/15/2016                                      270,000         272,615
Corning, Inc., 6.850%, 3/01/2029                                     10,000          10,180
Corning, Inc., 7.250%, 8/15/2036                                  1,565,000       1,641,090
International Business Machines Corp.,
 4.750%, 11/29/2012                                                 795,000         782,170
Intuit, Inc., 5.750%, 3/15/2017                                     635,000         606,042
Motorola, Inc., 5.220%, 10/01/2097                                1,000,000         719,660
Motorola, Inc., 6.500%, 9/01/2025                                   190,000         183,981
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                           500,000         566,127
                                                                                -----------
                                                                                  6,707,638
                                                                                -----------
TEXTILE - 0.3%
Kellwood Co., 7.625%, 10/15/2017                                  1,000,000         875,000
                                                                                -----------
TOBACCO - 0.4%
Reynolds American, Inc., 6.750%, 6/15/2017                          735,000         751,740
Reynolds American, Inc., 7.250%, 6/15/2037                          195,000         203,848
                                                                                -----------
                                                                                    955,588
                                                                                -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                           PRINCIPAL AMOUNT (++)    VALUE (+)
---------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 1.5%
APL Ltd., 8.000%, 1/15/2024(e)                                  $        100,000 $     84,000
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)                        3,429,237    3,943,623
                                                                                 ------------
                                                                                    4,027,623
                                                                                 ------------
TREASURIES - 8.5%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)                              1,620,000    1,535,836
U.S. Treasury Bonds, 4.750%, 2/15/2037(b)                              6,500,000    6,410,118
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)                             12,260,000   13,123,950
United States Treasury Bond,
 6.000%, 2/15/2026(b)                                                    330,000      373,725
United States Treasury Note,
 4.250%, 11/15/2013(b)                                                   330,000      329,046
United States Treasury Strip Principal,
 Zero Coupon Bond, 2/15/2036(b)                                        1,885,000      483,983
                                                                                 ------------
                                                                                   22,256,658
                                                                                 ------------
WIRELESS - 1.4%
America Movil SAB de CV, 4.125%, 3/01/2009                               500,000      493,024
Nextel Communications, Inc., Series E,
 6.875%, 10/31/2013                                                      140,000      140,560
Nextel Communications, Inc., Series F,
 5.950%, 3/15/2014                                                       470,000      448,714
Sprint Capital Corp., 6.875%, 11/15/2028                                 359,000      346,470
Sprint Nextel Corp., 6.000%, 12/01/2016                                  366,000      351,552
Telefonica Emisones SAU, 6.421%, 6/20/2016                               185,000      189,838
Vodafone Group Plc, 6.150%, 2/27/2037                                  1,725,000    1,655,293
                                                                                 ------------
                                                                                    3,625,451
                                                                                 ------------
WIRELINES - 5.9%
AT&T Corp., 6.500%, 3/15/2029(b)                                       1,310,000    1,319,314
AT&T, Inc., 6.150%, 9/15/2034                                            545,000      538,757
AT&T, Inc., 6.500%, 9/01/2037                                            965,000      995,009
BellSouth Corp., 6.000%, 11/15/2034(b)                                 1,875,000    1,804,989
GTE Corp., 6.940%, 4/15/2028                                              50,000       51,964
New England Telephone & Telegraph,
 7.875%, 11/15/2029                                                      570,000      633,343
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                          500,000      441,250
Telefonica Emisiones SAU, 7.045%, 6/20/2036                            4,075,000    4,340,613
Verizon Communications, 5.850%, 9/15/2035                              3,715,000    3,548,880
Verizon Maryland, Inc., 5.125%, 6/15/2033                                290,000      239,292
Verizon New York, Inc., Series B,
 7.375%, 4/01/2032                                                     1,110,000    1,181,745
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013                      505,000      487,481
                                                                                 ------------
                                                                                   15,582,637
                                                                                 ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $240,796,175)                                                   252,462,479
                                                                                 ------------

CONVERTIBLE BONDS - 0.8%

INDEPENDENT ENERGY - 0.5%
Devon Energy Corp., 4.900%, 8/15/2008                                    200,000      349,250
Devon Energy Corp., 4.950%, 8/15/2008(b)                                 500,000      873,125
                                                                                 ------------
                                                                                    1,222,375
                                                                                 ------------

                                                        PRINCIPAL AMOUNT (++)    VALUE (+)
------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - 0.0%
Watson Pharmaceuticals, Inc., 1.750%, 3/15/2023              $        125,000 $    121,406
                                                                              ------------
TECHNOLOGY - 0.3%
Avnet, Inc., 2.000%, 3/15/2034(b)                                     430,000      551,475
Maxtor Corp., 5.750%, 3/01/2012(e)                                     59,000       55,460
Richardson Electronics, Ltd., 7.750%, 12/15/2011                       44,000       43,120
                                                                              ------------
                                                                                   650,055
                                                                              ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 6.500%, 5/01/2011(g)                                                 129,000           --
                                                                              ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $1,413,403)                                                    1,993,836
                                                                              ------------

TOTAL BONDS AND NOTES
 (Identified Cost $242,209,578)                                                254,456,315
                                                                              ------------

                                                                       SHARES
------------------------------------------------------------------------------------------

PREFERRED STOCKS - 0.7%

NON-CONVERTIBLE PREFERRED STOCKS - 0.1%

ELECTRIC - 0.1%
Connecticut Light & Power Co., 2.200%(b)                                  263       10,446
MDU Resources Group, Inc., 5.100%                                         360       35,966
Public Service Electric & Gas Co., 4.080%(b)                              400       30,400
San Diego Gas & Electric Co., 4.500%                                      100        1,700
Union Electric Co., 4.500%                                              3,160      261,490
                                                                              ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $226,958)                                                        340,002
                                                                              ------------

CONVERTIBLE PREFERRED STOCKS - 0.6%

CONSUMER PRODUCTS - 0.6%
Newell Financial Trust I, 5.250%, 12/01/2027
(Identified Cost $1,294,828)                                           33,050    1,540,957
                                                                              ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $1,521,786)                                                    1,880,959
                                                                              ------------

                                                        PRINCIPAL AMOUNT (++)
------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 11.7%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to
be repurchased at $2,477,774 on 10/01/07
collateralized by $2,470,000 Federal National
Mortgage Association, 6.060% due 6/06/17 with a
value of $2,528,663 including accrued interest
(Note 2h of Notes to Financial Statements)
(Identified Cost $2,477,000)                                 $      2,477,000    2,477,000
                                                                              ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                                              SHARES                VALUE (+)
-----------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED
State Street Securities Lending Quality Trust(h)
(Identified Cost $28,104,289)                                                             28,104,289            $  28,104,289
                                                                                                                -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $30,581,289)                                                                                     30,581,289
                                                                                                                -------------

TOTAL INVESTMENTS - 109.6%
 (Identified Cost $274,312,653)(a)                                                                                286,918,563
 Other Assets Less Liabilities--(9.6)%                                                                           (25,177,851)
                                                                                                                -------------

TOTAL NET ASSETS - 100.0%                                                                                       $ 261,740,712
                                                                                                                -------------

(++)Principal amount stated in U.S. dollars unless otherwise noted.
(+)See Note 2a of Notes to Financial Statements.
(++)Amount shown represents units. Once unit represents a principal amount of 100.
(a)Federal Tax Information:
    At September 30, 2007, the net unrealized appreciation on investments based on a cost of $274,726,556 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  15,831,
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value   (3,639,2
                                                                                                                -------------
    Net unrealized appreciation                                                                                 $  12,192,007
                                                                                                                -------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c) Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(d) Variable rate security. Rate as of September 30, 2007 is disclosed.
(e) Illiquid security.
(f) Non-income producing security.
(g) Non-income producing security due to default or bankruptcy filing.
(h) Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $31,052,653 or 11.9% of total net assets.
EMTNEuro Medium Term Note
MTN Medium Term Note
    Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; IDR:
    Indonesian Rupiah; ISK: Iceland Krona; KRW: South Korean Won; MXN: Mexican Peso; MYR: Malaysian Ringgit; NZD: New Zealand Dollar; THB: Thailand Baht;
    ZAR: South African Rand

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Sovereigns               17.2%
                         Mortgage Related         10.1
                         Treasuries                8.5
                         Banking                   8.5
                         Wirelines                 5.9
                         Electric                  3.5
                         Non-Captive Diversified   3.5
                         Supranational             3.4
                         Home Construction         3.1
                         Technology                2.9
                         Media Cable               2.5
                         Independent Energy        2.4
                         Other, less than 2% each 28.0

CURRENCY EXPOSURE AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS
(UNAUDITED)

                         United States Dollar     67.1%
                         Canadian Dollar          16.4
                         Brazilian Real            3.8
                         New Zealand Dollar        3.0
                         Mexican Peso              2.2
                         Other, less than 2% each  5.4

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007


                                                                                  BOND FUND       FIXED INCOME
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                           $  15,800,500,774  $  593,062,487
Net unrealized appreciation (depreciation)                                          694,741,039      42,155,802
                                                                              -----------------  --------------
Investments at value                                                             16,495,241,813     635,218,289
Cash                                                                                         --              --
Foreign currency at value (identified cost $8,194,867, $255,806, $78,437,266,
  $814, $79,441, $0 and $143,474)                                                     8,406,128         261,227
Receivable for Fund shares sold                                                      69,101,980              --
Receivable for securities sold                                                        5,953,774         352,956
Dividends and interest receivable                                                   196,429,715       7,679,932
Tax reclaims receivable                                                                      --              --
Receivable from investment adviser (Note 4)                                             210,300              --
Securities lending income receivable                                                    667,474           9,009
                                                                              -----------------  --------------
    TOTAL ASSETS                                                                 16,776,011,184     643,521,413
                                                                              -----------------  --------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                                2,388,234,523      37,079,748
Due to custodian                                                                      1,993,116         312,381
Payable for securities purchased                                                     27,121,566         640,913
Payable for Fund shares redeemed                                                      8,070,706             184
Management fees payable (Note 4)                                                      5,919,426         243,617
Administrative fees payable (Note 4)                                                    613,687          26,354
Deferred Trustees' fees (Note 4)                                                        555,834          80,664
Service and distribution fees payable (Note 4)                                          139,174              --
Other accounts payable and accrued expenses                                           1,118,748          37,115
                                                                              -----------------  --------------
    TOTAL LIABILITIES                                                             2,433,766,780      38,420,976
                                                                              -----------------  --------------
NET ASSETS                                                                    $  14,342,244,404  $  605,100,437
                                                                              -----------------  --------------
Net Assets consist of:
 Paid-in capital                                                              $  13,606,546,009  $  530,810,668
 Undistributed net investment income                                                 57,172,960      32,919,117
 Accumulated net realized gain (loss) on investments, futures contracts and
   foreign currency transactions                                                    (18,492,551)       (840,807)
 Net unrealized appreciation (depreciation) on investments, futures contracts
   and foreign currency translations                                                697,017,986      42,211,459
                                                                              -----------------  --------------
NET ASSETS                                                                    $  14,342,244,404  $  605,100,437
                                                                              -----------------  --------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                   $   7,716,061,444  $  605,100,437
                                                                              -----------------  --------------
 Shares of beneficial interest                                                      524,550,966      41,772,469
                                                                              -----------------  --------------
 Net asset value, offering and redemption price per share                     $           14.71  $        14.49
                                                                              -----------------  --------------
RETAIL CLASS
 Net assets                                                                   $   6,432,333,236  $           --
                                                                              -----------------  --------------
 Shares of beneficial interest                                                      438,562,411              --
                                                                              -----------------  --------------
 Net asset value, offering and redemption price per share                     $           14.67  $           --
                                                                              -----------------  --------------
ADMIN CLASS
 Net assets                                                                   $     193,849,724  $           --
                                                                              -----------------  --------------
 Shares of beneficial interest                                                       13,242,325              --
                                                                              -----------------  --------------
 Net asset value, offering and redemption price per share                     $           14.64  $           --
                                                                              -----------------  --------------
 Value of securities on loan (Note 2)                                         $   2,349,833,277  $   36,420,573
                                                                              -----------------  --------------

                See accompanying notes to financial statements.

   GLOBAL BOND    INFLATION PROTECTED  INSTITUTIONAL HIGH INTERMEDIATE DURATION  INVESTMENT GRADE
      FUND          SECURITIES FUND       INCOME FUND       FIXED INCOME FUND    FIXED INCOME FUND
---------------------------------------------------------------------------------------------------
$  1,935,432,667        $  16,750,459      $  214,577,773         $  37,368,818     $  274,312,653
      51,746,828             (170,619)         12,849,499              (262,103)        12,605,910
---------------------------------------------------------------------------------------------------
   1,987,179,495           16,579,840         227,427,272            37,106,715        286,918,563
             285               82,758             152,250                   401                882

      79,065,178                  822              81,141                    --            146,548
      16,252,738              123,322              54,583                    --                 --
              --               52,352                  --                    --                 --
      23,956,580              135,114           2,584,320               295,443          2,950,049
          21,247                   --                  --                    --                 --
          24,803                9,365                  --                 6,726                 --
          28,310                  617              11,785                 1,385              6,908
---------------------------------------------------------------------------------------------------
   2,106,528,636           16,984,190         230,311,351            37,410,670        290,022,950
---------------------------------------------------------------------------------------------------

     125,014,653            3,406,908          40,338,303             5,858,508         28,104,289
              --                   --                  --                    --                 --
     108,230,667                   --             920,042                35,779                 --
       1,452,292               40,265           1,300,105                    87                 93
         819,247                2,728             101,810                 6,463             84,783
          79,734                  590               8,265                 1,398             11,465
         142,593               33,228              45,257                36,496             52,986
          17,662                   --                  --                    --                 --
         150,640               32,863              29,134                26,787             28,622
---------------------------------------------------------------------------------------------------
     235,907,488            3,516,582          42,742,916             5,965,518         28,282,238
---------------------------------------------------------------------------------------------------
$  1,870,621,148        $  13,467,608      $  187,568,435         $  31,445,152     $  261,740,712
---------------------------------------------------------------------------------------------------
$  1,818,738,665        $  13,964,422      $  163,300,262         $  32,485,341     $  247,432,674
      12,750,956                1,726           8,165,766                 4,913          2,416,446
     (14,213,965)            (328,757)          3,242,948              (782,999)          (746,349)

      53,345,492             (169,783)         12,859,459              (262,103)        12,637,941
---------------------------------------------------------------------------------------------------
$  1,870,621,148        $  13,467,608      $  187,568,435         $  31,445,152     $  261,740,712
---------------------------------------------------------------------------------------------------

$    996,045,975        $  13,467,608      $  187,568,435         $  31,445,152     $  261,740,712
---------------------------------------------------------------------------------------------------
      62,909,488            1,306,353          22,210,406             3,321,451         20,190,310
---------------------------------------------------------------------------------------------------
$          15.83        $       10.31      $         8.45         $        9.47     $        12.96
---------------------------------------------------------------------------------------------------
$    874,575,173        $          --      $           --         $          --     $           --
---------------------------------------------------------------------------------------------------
      55,662,799                   --                  --                    --                 --
---------------------------------------------------------------------------------------------------
$          15.71        $          --      $           --         $          --     $           --
---------------------------------------------------------------------------------------------------
$             --        $          --      $           --         $          --     $           --
---------------------------------------------------------------------------------------------------
              --                   --                  --                    --                 --
---------------------------------------------------------------------------------------------------
$             --        $          --      $           --         $          --     $           --
---------------------------------------------------------------------------------------------------
$    121,959,175        $   3,343,448      $   39,523,108         $   5,742,986     $   27,715,791
---------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2007



                                                                                          BOND FUND       FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                             $     15,356,215    $     670,787
Interest                                                                                   669,834,152       33,304,259
Securities lending income (Note 2)                                                           3,166,069           63,821
Less net foreign taxes withheld                                                                (28,349)              --
                                                                                      ----------------    -------------
                                                                                           688,328,087       34,038,867
                                                                                      ----------------    -------------

EXPENSES
Management fees (Note 4)                                                                    56,465,051        2,595,365
Distribution fees--Retail Class (Note 4)                                                    10,826,900               --
Service and distribution fees--Admin Class (Note 4)                                            754,292               --
Trustees' fees and expenses (Note 4)                                                           346,803           32,044
Administrative fees (Note 4)                                                                 5,914,621          286,787
Custodian fees and expenses                                                                    933,650           65,327
Transfer agent fees and expenses--Institutional Class (Note 4)                               3,115,378            3,447
Transfer agent fees and expenses--Retail Class (Note 4)                                      4,386,148               --
Transfer agent fees and expenses--Admin Class (Note 4)                                         168,464               --
Audit and tax services fees                                                                     44,978           41,255
Registration fees                                                                              787,866           37,112
Shareholder reporting expenses                                                               1,273,295            1,294
Legal fees                                                                                     279,011           13,318
Expense recapture--Institutional Class (Note 4)                                                     --               --
Expense recapture--Admin Class (Note 4)                                                          4,603               --
Miscellaneous expenses                                                                         260,242           18,562
                                                                                      ----------------    -------------
Total expenses                                                                              85,561,302        3,094,511
Less expense reimbursement (Note 4)                                                           (215,069)              --
                                                                                      ----------------    -------------
Net expenses                                                                                85,346,233        3,094,511
                                                                                      ----------------    -------------
Net investment income                                                                      602,981,854       30,944,356
                                                                                      ----------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS
REALIZED GAIN (LOSS) ON:
Investments--net                                                                           137,443,882       17,849,359
Futures contracts                                                                                   --               --
Foreign currency transactions--net                                                           3,684,670          201,696

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                           286,514,360        6,410,209
Futures contracts--net                                                                              --               --
Foreign currency translations--net                                                           2,227,219           50,400
                                                                                      ----------------    -------------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign
  currency transactions                                                                    429,870,131       24,511,664
                                                                                      ----------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $  1,032,851,985    $  55,456,020
                                                                                      ----------------    -------------

                See accompanying notes to financial statements.

                    INFLATION     INSTITUTIONAL   INTERMEDIATE    INVESTMENT
   GLOBAL BOND      PROTECTED      HIGH INCOME   DURATION FIXED   GRADE FIXED
      FUND       SECURITIES FUND      FUND        INCOME FUND     INCOME FUND
 ------------------------------------------------------------------------------
 $           --     $         --  $     564,717    $         --  $     120,113
     67,427,607          580,677     11,425,231       1,878,051     12,198,376
        271,821            1,929         50,670           6,820         30,537
        (43,750)             (81)        (2,344)             --           (272)
 ------------------------------------------------------------------------------
     67,655,678          582,525     12,038,274       1,884,871     12,348,754
 ------------------------------------------------------------------------------

      8,474,851           29,106        983,156          92,139        817,267
      1,730,459               --             --              --             --
             --               --             --              --             --
         65,019           12,798         18,277          13,955         20,310
        827,184            6,456         90,887          20,507        113,084
        234,800           18,832         30,211          20,685         34,677
        140,119            7,873          7,892           3,214          2,607
        845,002               --             --              --             --
             --               --             --              --             --
         43,010           38,208         38,276          38,243         38,678
        115,117           31,072         34,557          29,022         32,560
        121,206              775          2,590             291            122
         39,177              311          4,768           1,085          5,008
             --               --         10,133              --             --
             --               --             --              --             --
         46,545            3,792          8,199           4,839          9,209
 ------------------------------------------------------------------------------
     12,682,489          149,223      1,228,946         223,980      1,073,522
       (268,311)        (102,653)            --         (76,556)            --
 ------------------------------------------------------------------------------
     12,414,178           46,570      1,228,946         147,424      1,073,522
 ------------------------------------------------------------------------------
     55,241,500          535,955     10,809,328       1,737,447     11,275,232
 ------------------------------------------------------------------------------

     12,669,443          (18,484)     8,097,316         (82,683)     3,808,216
        (89,747)              --             --              --             --
      2,203,575               97         50,919              --         59,559

     56,435,440          113,847     (3,402,706)         42,252      5,614,340
        189,427               --             --              --             --
        (93,121)             844          8,104              --         29,733
 ------------------------------------------------------------------------------

     71,315,017           96,304      4,753,633         (40,431)     9,511,848
 ------------------------------------------------------------------------------

 $  126,556,517     $    632,259  $  15,562,961    $  1,697,016  $  20,787,080
 ------------------------------------------------------------------------------


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

BOND FUND


                                                                                    YEAR ENDED         YEAR ENDED
                                                                                SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                            $   602,981,854     $  268,940,792
Net realized gain on investments and foreign currency transactions                   141,128,552         18,549,694
Net change in unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                               288,741,579        190,951,916
                                                                                ------------------ ------------------
Increase in net assets resulting from operations                                   1,032,851,985        478,442,402
                                                                                ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                 (367,518,277)      (242,336,221)
Retail Class                                                                        (254,215,109)       (82,817,491)
Admin Class                                                                           (8,202,969)        (4,947,996)
CAPITAL GAINS:
Institutional Class                                                                           --                 --
Retail Class                                                                                  --                 --
Admin Class                                                                                   --                 --
                                                                                ------------------ ------------------
Total distributions                                                                 (629,936,355)      (330,101,708)
                                                                                ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)           6,856,379,181      2,857,652,889
                                                                                ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                      440,675            396,422
Retail Class                                                                             303,180            142,390
Admin Class                                                                               10,693              8,867
                                                                                ------------------ ------------------
Total increase in net assets                                                       7,260,049,359      3,006,541,262
NET ASSETS
Beginning of year                                                                  7,082,195,045      4,075,653,783
                                                                                ------------------ ------------------
End of year                                                                      $14,342,244,404     $7,082,195,045
                                                                                ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                              $    57,172,960     $   17,229,120
                                                                                ------------------ ------------------

FIXED INCOME FUND

                                                                                    YEAR ENDED         YEAR ENDED
                                                                                SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                              $ 30,944,356       $ 24,154,406
Net realized gain on investments and foreign currency transactions                   18,051,055          5,769,942
Net change in unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                                6,460,609          5,961,265
                                                                                ------------------ ------------------
Increase in net assets resulting from operations                                     55,456,020         35,885,613
                                                                                ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                 (30,011,559)       (33,031,701)
CAPITAL GAINS:
Institutional Class                                                                          --                 --
                                                                                ------------------ ------------------
Total distributions                                                                 (30,011,559)       (33,031,701)
                                                                                ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)            123,644,710          8,605,294
                                                                                ------------------ ------------------
Total increase in net assets                                                        149,089,171         11,459,206
NET ASSETS
Beginning of year                                                                   456,011,266        444,552,060
                                                                                ------------------ ------------------
End of year                                                                        $605,100,437       $456,011,266
                                                                                ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                $ 32,919,117       $ 22,438,449
                                                                                ------------------ ------------------

                See accompanying notes to financial statements.

GLOBAL BOND FUND


                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                    $   55,241,500     $   33,456,607
Net realized gain (loss) on investments, futures contracts and foreign currency
 transactions                                                                                14,783,271        (11,683,358)
Net change in unrealized appreciation (depreciation) on investments, futures contracts
 and foreign currency translations                                                           56,531,746         19,311,837
                                                                                       ------------------ ------------------
Increase in net assets resulting from operations                                            126,556,517         41,085,086
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                         (46,911,889)       (22,779,969)
Retail Class                                                                                (37,021,466)       (22,148,980)
CAPITAL GAINS:
Institutional Class                                                                                  --         (2,587,016)
Retail Class                                                                                         --         (2,698,275)
                                                                                       ------------------ ------------------
Total distributions                                                                         (83,933,355)       (50,214,240)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)         643,198,818        (59,590,823)
                                                                                       ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                              59,521            106,778
Retail Class                                                                                     51,588             99,149
                                                                                       ------------------ ------------------
Total increase (decrease) in net assets                                                     685,933,089        (68,514,050)
NET ASSETS
Beginning of year                                                                         1,184,688,059      1,253,202,109
                                                                                       ------------------ ------------------
End of year                                                                              $1,870,621,148     $1,184,688,059
                                                                                       ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                      $   12,750,956     $   24,926,673
                                                                                       ------------------ ------------------

INFLATION PROTECTED SECURITIES FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $   535,955         $  455,464
Net realized loss on investments and foreign currency transactions                         (18,387)           (80,446)
Net change in net unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                                     114,691           (256,041)
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                           632,259            118,977
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (595,612)          (542,456)
CAPITAL GAINS:
Institutional Class                                                                             --            (46,504)
                                                                                    ------------------ ------------------
Total distributions                                                                       (595,612)          (588,960)
                                                                                    ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)                 4,378,400            224,383
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                  4,415,047           (245,600)
NET ASSETS
Beginning of year                                                                        9,052,561          9,298,161
                                                                                    ------------------ ------------------
End of year                                                                            $13,467,608         $9,052,561
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $     1,726         $    1,827
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INSTITUTIONAL HIGH INCOME FUND


                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $ 10,809,328       $  8,248,671
Net realized gain on investments and foreign currency transactions                        8,148,235          3,787,950
Net change in net unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                                   (3,394,602)         1,882,136
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                         15,562,961         13,918,757
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                      (9,165,373)        (7,577,634)
CAPITAL GAINS:
Institutional Class                                                                              --                 --
                                                                                    ------------------ ------------------
Total distributions                                                                      (9,165,373)        (7,577,634)
                                                                                    ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)                 39,853,081         24,443,690
                                                                                    ------------------ ------------------
Total increase in net assets                                                             46,250,669         30,784,813
NET ASSETS
Beginning of year                                                                       141,317,766        110,532,953
                                                                                    ------------------ ------------------
End of year                                                                            $187,568,435       $141,317,766
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $  8,165,766       $  6,221,803
                                                                                    ------------------ ------------------

INTERMEDIATE DURATION FIXED INCOME FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $  1,737,447       $ 1,845,000
Net realized loss on investments                                                            (82,683)         (187,125)
Net change in net unrealized appreciation (depreciation) on investments                      42,252          (140,970)
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                          1,697,016         1,516,905
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                      (1,835,942)       (1,971,781)
CAPITAL GAINS:
Institutional Class                                                                              --                --
                                                                                    ------------------ ------------------
Total distributions                                                                      (1,835,942)       (1,971,781)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (10,267,100)        1,677,966
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                 (10,406,026)        1,223,090
NET ASSETS
Beginning of year                                                                        41,851,178        40,628,088
                                                                                    ------------------ ------------------
End of year                                                                            $ 31,445,152       $41,851,178
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $      4,913       $    12,821
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

INVESTMENT GRADE FIXED INCOME FUND


                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $ 11,275,232       $  8,568,179
Net realized gain on investments and foreign currency transactions                        3,867,775          2,071,473
Net change in unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                                    5,644,073          1,009,294
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                         20,787,080         11,648,946
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                     (14,190,258)       (13,102,305)
CAPITAL GAINS:
Institutional Class                                                                              --         (7,899,080)
                                                                                    ------------------ ------------------
Total distributions                                                                     (14,190,258)       (21,001,385)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      81,594,581         (3,846,894)
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                  88,191,403        (13,199,333)
NET ASSETS
Beginning of year                                                                       173,549,309        186,748,642
                                                                                    ------------------ ------------------
End of year                                                                            $261,740,712       $173,549,309
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $  2,416,446       $  2,569,939
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------------------  ------------------------------------------
               Net asset                                                 Dividends    Distributions
                value,        Net         Net realized   Total from         from        from net
               beginning   investment    and unrealized  investment    net investment   realized        Total
             of the period income/(c)/    gain (loss)    operations        income     capital gains distributions
-----------------------------------------------------------------------------------------------------------------
BOND FUND

INSTITUTIONAL CLASS
9/30/2007       $14.13       $0.83           $0.58         $1.41           $(0.83)         $--         $(0.83)
9/30/2006        13.81        0.72            0.47          1.19            (0.87)          --          (0.87)
9/30/2005        13.46        0.67            0.57          1.24            (0.89)          --          (0.89)
9/30/2004        12.66        0.72            0.82          1.54            (0.74)          --          (0.74)
9/30/2003        10.33        0.78            2.34          3.12            (0.79)          --          (0.79)

RETAIL CLASS
9/30/2007       $14.10       $0.79           $0.57         $1.36           $(0.79)         $--         $(0.79)
9/30/2006        13.78        0.69            0.47          1.16            (0.84)          --          (0.84)
9/30/2005        13.44        0.64            0.57          1.21            (0.87)          --          (0.87)
9/30/2004        12.65        0.69            0.82          1.51            (0.72)          --          (0.72)
9/30/2003        10.33        0.75            2.34          3.09            (0.77)          --          (0.77)

ADMIN CLASS
9/30/2007       $14.07       $0.75           $0.58         $1.33           $(0.76)         $--         $(0.76)
9/30/2006        13.75        0.65            0.48          1.13            (0.81)          --          (0.81)
9/30/2005        13.42        0.60            0.56          1.16            (0.83)          --          (0.83)
9/30/2004        12.64        0.65            0.82          1.47            (0.69)          --          (0.69)
9/30/2003        10.32        0.72            2.34          3.06            (0.74)          --          (0.74)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share, if applicable.
(e) Includes expense recapture of 0.02%. See Note 4.
(f) Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20%, from 0.75%, 1.00% and 1.25%, for the Institutional
Class, Retail Class and Admin Class, respectively.
(g) Includes expense recapture of 0.00%. See Note 4.

                See accompanying notes to financial statements.

                                               RATIOS TO AVERAGE NET ASSETS
                                         -----------------------------------------
           Net asset         Net assets,                                 Net
             value,   Total    end of        Net         Gross       investment   Portfolio
Redemption   end of   return the period    expenses     expenses    income (loss) turnover
fees/(d)/  the period %/(a)/   (000's)      %/(b)/         %              %        rate %
-------------------------------------------------------------------------------------------

  $0.00      $14.71    10.3  $7,716,061    0.67/(f)/      0.67          5.75         20
   0.00       14.13     9.0   4,742,622    0.75/(e)/      0.75/(e)/     5.20         26
   0.00       13.81     9.5   3,303,997    0.75           0.79          4.91         22
   0.00       13.46    12.5   2,365,199    0.75           0.79          5.48         42
     --       12.66    30.9   1,730,165    0.75           0.78          6.64         35

  $0.00      $14.67     9.9  $6,432,333    0.97/(f)/      0.97          5.49         20
   0.00       14.10     8.8   2,232,632    1.00           1.01          4.99         26
   0.00       13.78     9.2     707,394    1.00           1.05          4.64         22
   0.00       13.44    12.2     275,349    1.00           1.04          5.24         42
     --       12.65    30.6     143,932    1.00           1.07          6.35         35

  $0.00      $14.64     9.7  $  193,850    1.23/(f)(g)/   1.23/(g)/     5.20         20
   0.00       14.07     8.5     106,941    1.25           1.29          4.71         26
   0.00       13.75     8.9      64,263    1.25           1.31          4.39         22
   0.00       13.42    11.9      27,299    1.25           1.29          4.99         42
     --       12.64    30.4      12,061    1.25           1.40          6.13         35

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                    INCOME (LOSS) FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                    ------------------------------------------  ------------------------------------------
          Net asset                                               Dividends    Distributions
           value,      Net         Net realized   Total from         from        from net
          beginning investment    and unrealized  investment    net investment   realized        Total
          of period income/(c)/    gain (loss)    operations        income     capital gains distributions
----------------------------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $13.89     $0.83           $0.67         $1.50           $(0.90)       $   --        $(0.90)
9/30/2006   13.88      0.74            0.30          1.04            (1.03)           --         (1.03)
9/30/2005   13.93      0.75            0.58          1.33            (1.38)           --         (1.38)
9/30/2004   13.24      0.82            0.79          1.61            (0.92)           --         (0.92)
9/30/2003   10.95      0.84            2.40          3.24            (0.95)           --         (0.95)

GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2007  $15.43     $0.60           $0.70         $1.30           $(0.90)       $   --        $(0.90)
9/30/2006   15.57      0.48            0.16          0.64            (0.70)        (0.08)        (0.78)
9/30/2005   15.59      0.44            0.05          0.49            (0.46)        (0.05)        (0.51)
9/30/2004   14.93      0.48            0.78          1.26            (0.60)           --         (0.60)
9/30/2003   12.68      0.62            2.25          2.87            (0.62)           --         (0.62)

RETAIL CLASS
9/30/2007  $15.29     $0.54           $0.70         $1.24           $(0.82)       $   --        $(0.82)
9/30/2006   15.43      0.44            0.15          0.59            (0.65)        (0.08)        (0.73)
9/30/2005   15.46      0.40            0.05          0.45            (0.43)        (0.05)        (0.48)
9/30/2004   14.83      0.43            0.79          1.22            (0.59)           --         (0.59)
9/30/2003   12.62      0.58            2.24          2.82            (0.61)           --         (0.61)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share, if applicable.
(e) Includes expense recapture of 0.00% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively. See Note 4.

                See accompanying notes to financial statements.

                                             RATIOS TO AVERAGE NET ASSETS
                                         --------------------------------------
           Net asset         Net assets,                              Net
             value,   Total    end of      Net        Gross       investment   Portfolio
Redemption   end of   return the period  expenses    expenses    income (loss) turnover
fees/(d)/  the period %/(a)/   (000's)    %/(b)/        %              %        rate %
----------------------------------------------------------------------------------------

  $  --      $14.49    11.3   $605,100     0.60        0.60          5.96          22
     --       13.89     8.1    456,011     0.60/(e)/   0.60/(e)/     5.48          40
     --       13.88     9.9    444,552     0.65        0.65          5.47          34
     --       13.93    12.6    358,652     0.65        0.66          6.17          35
     --       13.24    31.5    412,521     0.65        0.67          7.03          33


  $0.00      $15.83     8.7   $996,046     0.68        0.68          3.84          95
   0.00       15.43     4.3    643,991     0.74/(e)/   0.74/(e)/     3.21          77
   0.00       15.57     3.1    553,704     0.75        0.80          2.75          63
   0.00       15.59     8.6    287,830     0.80        0.85          3.15          61
     --       14.93    23.4     83,325     0.90        0.94          4.50         107

  $0.00      $15.71     8.4   $874,575     1.00        1.04          3.53          95
   0.00       15.29     4.0    540,697     1.00        1.09          2.93          77
   0.00       15.43     2.8    699,498     1.00        1.09          2.57          63
   0.00       15.46     8.4    413,652     1.04        1.10          2.88          61
     --       14.83    23.1     55,487     1.15        1.21          4.13         107

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                    INCOME (LOSS) FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                    ------------------------------------------  ------------------------------------------
          Net asset                                               Dividends    Distributions
           value,      Net         Net realized   Total from         from        from net
          beginning investment    and unrealized  investment    net investment   realized        Total
          of period income/(c)/    gain (loss)    operations        income     capital gains distributions
----------------------------------------------------------------------------------------------------------
INFLATION PROTECTED SECURITIES FUND

INSTITUTIONAL CLASS
9/30/2007  $10.30     $0.47           $ 0.03        $0.50           $(0.49)       $   --        $(0.49)
9/30/2006   10.84      0.52            (0.38)        0.14            (0.63)        (0.05)        (0.68)
9/30/2005   11.02      0.42            (0.08)        0.34            (0.52)           --         (0.52)
9/30/2004   11.60      0.37            (0.12)        0.25            (0.54)        (0.29)        (0.83)
9/30/2003   11.94      0.43             0.05         0.48            (0.53)        (0.29)        (0.82)

INSTITUTIONAL HIGH INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $ 8.11     $0.55           $ 0.30        $0.85           $(0.51)       $   --        $(0.51)
9/30/2006    7.80      0.50             0.34         0.84            (0.53)           --         (0.53)
9/30/2005    7.50      0.55             0.39         0.94            (0.64)           --         (0.64)
9/30/2004    6.91      0.55             0.66         1.21            (0.62)           --         (0.62)
9/30/2003    4.81      0.59             1.69         2.28            (0.18)           --         (0.18)

INTERMEDIATE DURATION FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $ 9.50     $0.45           $(0.01)       $0.44           $(0.47)       $   --        $(0.47)
9/30/2006    9.60      0.42            (0.07)        0.35            (0.45)           --         (0.45)
9/30/2005    9.92      0.40            (0.25)        0.15            (0.45)        (0.02)        (0.47)
9/30/2004   10.10      0.45            (0.10)        0.35            (0.53)           --         (0.53)
9/30/2003    9.62      0.51             0.49         1.00            (0.52)           --         (0.52)

INVESTMENT GRADE FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $12.63     $0.70           $ 0.53        $1.23           $(0.90)       $   --        $(0.90)
9/30/2006   13.28      0.60             0.22         0.82            (0.92)        (0.55)        (1.47)
9/30/2005   13.54      0.57             0.27         0.84            (0.83)        (0.27)        (1.10)
9/30/2004   13.38      0.67             0.75         1.42            (0.88)        (0.38)        (1.26)
9/30/2003   11.56      0.77             1.87         2.64            (0.78)        (0.04)        (0.82)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share, if applicable.
(e) Includes expense recapture of 0.00%. See Note 4.
(f) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund and the Inflation Protected Securities Fund decreased their net expense limitations to 0.40% and 0.45%, respectively, from 0.45% and 0.50%, respectively.
(g) Includes expense recapture of 0.01%. See Note 4.

                See accompanying notes to financial statements.

                                             RATIOS TO AVERAGE NET ASSETS
                                         --------------------------------------
           Net asset         Net assets,                              Net
             value,   Total    end of      Net        Gross       investment   Portfolio
Redemption   end of   return the period  expenses    expenses    income (loss) turnover
fees/(d)/  the period %/(a)/   (000's)    %/(b)/        %              %        rate %
----------------------------------------------------------------------------------------

  $  --      $10.31     5.1   $ 13,468     0.40        1.28           4.60         26
     --       10.30     1.5      9,053     0.40        1.69           4.96         41
     --       10.84     3.1      9,298     0.49/(f)/   1.54           3.81        141
     --       11.02     2.3      7,390     0.50        1.73           3.33         99
     --       11.60     4.3      9,549     0.50        1.28           3.68         60


  $  --      $ 8.45    10.8   $187,568     0.75/(g)/   0.75/(g)/      6.60         31
     --        8.11    11.6    141,318     0.75        0.79           6.40         23
     --        7.80    13.0    110,533     0.75        0.82           7.24         22
     --        7.50    18.1     97,109     0.75        0.88           7.66         59
   0.00        6.91    48.7     86,141     0.75        0.91          10.01         53


  $  --      $ 9.47     4.8   $ 31,445     0.40        0.61           4.71         87
     --        9.50     3.8     41,851     0.40        0.62           4.48         62
     --        9.60     1.5     40,628     0.44/(f)/   0.68           4.10         50
     --        9.92     3.6     31,051     0.45        0.76           4.48         48
     --       10.10    10.7     37,103     0.45        0.74           5.15         63


  $  --      $12.96    10.2   $261,741     0.53        0.53           5.52         23
     --       12.63     6.8    173,549     0.55/(e)/   0.55/(e)/      4.79         50
     --       13.28     6.4    186,749     0.55        0.58           4.28         42
     --       13.54    11.1    177,094     0.55        0.60           5.03         34
     --       13.38    23.8    142,271     0.55        0.62           6.22         32

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007


1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust; the financial statements for the equity funds of the Trust are presented in a separate report. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Loomis Sayles Bond Fund (the "Bond Fund")
Loomis Sayles Fixed Income Fund (the "Fixed Income Fund")
Loomis Sayles Global Bond Fund (the "Global Bond Fund")
Loomis Sayles Inflation Protected Securities Fund (the "Inflation Protected Securities Fund")
Loomis Sayles Institutional High Income Fund (the "Institutional High Income Fund")
Loomis Sayles Intermediate Duration Fixed Income Fund (the "Intermediate Duration Fixed Income Fund")
Loomis Sayles Investment Grade Fixed Income Fund (the "Investment Grade Fixed Income Fund")

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Futures contracts are priced at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day. The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund that may invest in foreign investments may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2007, there were no open forward foreign currency contracts.

E. FUTURES CONTRACTS. The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid, respectively, by and to the holders of these positions. The amount received or paid is known as "variation margin." Realized gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

F. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually.

SEPTEMBER 30, 2007



Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Notwithstanding the projected regulatory implementation date of March 31, 2008 for the Funds, Management has already implemented FIN 48 and has performed an analysis of the Funds' tax positions taken or that will be taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004--2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Funds' net assets at September 30, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions, gains realized from passive foreign investment companies ("PFICs"), paydown gains and losses, equalization and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, wash sales, unrealized gains on PFICs, premium amortization accruals, dividends payable, futures contracts mark to market, and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2007 and 2006 was as follows:

                                         2007 DISTRIBUTIONS PAID FROM:           2006 DISTRIBUTIONS PAID FROM:
                                    --------------------------------------- ---------------------------------------
                                      ORDINARY     LONG-TERM                  ORDINARY     LONG-TERM
FUND                                   INCOME    CAPITAL GAINS    TOTAL        INCOME    CAPITAL GAINS    TOTAL
----                                ------------ ------------- ------------ ------------ ------------- ------------
Bond Fund                           $629,936,355     $      -- $629,936,355 $330,101,708    $       -- $330,101,708
Fixed Income Fund                     30,011,559            --   30,011,559   33,031,701            --   33,031,701
Global Bond Fund                      83,933,355            --   83,933,355   46,895,795     3,318,445   50,214,240
Inflation Protected Securities Fund      595,612            --      595,612      576,077        12,883      588,960
Institutional High Income Fund         9,165,373            --    9,165,373    7,577,634            --    7,577,634
Intermediate Duration Fixed Income
  Fund                                 1,835,942            --    1,835,942    1,971,781            --    1,971,781
Investment Grade Fixed Income
  Fund                                14,190,258            --   14,190,258   13,102,727     7,898,658   21,001,385

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                                              INFLATION                                 INVESTMENT
                                                              PROTECTED   INSTITUTIONAL  INTERMEDIATE   GRADE FIXED
                                        FIXED      GLOBAL     SECURITIES      HIGH      DURATION FIXED    INCOME
                         BOND FUND   INCOME FUND  BOND FUND      FUND      INCOME FUND   INCOME FUND       FUND
-                      ------------  ----------- -----------  ----------  ------------- --------------  -----------
Undistributed
  ordinary income      $ 74,780,843  $33,753,690 $12,893,550   $  34,955    $ 8,856,439    $    41,408  $ 3,350,031
Undistributed long-
  term capital gains             --       23,127          --          --      3,298,659             --           --
                       ------------  ----------- -----------  ----------  ------------- --------------  -----------
Total undistributed
  earnings             $ 74,780,843  $33,776,817 $12,893,550   $  34,955    $12,155,098    $    41,408  $ 3,350,031
Capital Loss
  Carryforward:
Expires September 30,
  2011                   (4,480,283)          --          --          --             --             --           --
Expires September 30,
  2012                           --           --          --          --             --             --           --
Expires September 30,
  2013                           --           --          --          --             --         (3,797)          --
Expires September 30,
  2014                     (273,495)          --  (1,046,616)    (22,173)            --       (186,919)    (309,092)
Expires September 30,
  2015                           --           --  (5,497,643)   (155,005)            --       (326,220)     (23,637)
                       ------------  ----------- -----------  ----------  ------------- --------------  -----------
Total Capital Loss
  Carryforward           (4,753,778)          --  (6,544,259)   (177,178)            --       (516,936)    (332,729)
Deferred net capital
  losses (post-October
  2006)                          --           --  (3,593,453)    (49,001)            --       (203,769)          --
Unrealized
  appreciation
  (depreciation)        683,279,213   41,347,702  49,269,239    (272,361)    12,803,529       (324,399)  12,224,035
                       ------------  ----------- -----------  ----------  ------------- --------------  -----------
Total accumulated
  earnings (losses)    $753,306,278  $75,124,519 $52,025,077   $(463,585)   $24,958,627    $(1,003,696) $15,241,337
                       ------------  ----------- -----------  ----------  ------------- --------------  -----------
Capital loss
  carryforward
  utilized in the
  current year         $ 68,826,776  $ 7,668,632 $        --   $      --    $ 4,373,528    $        --  $        --
                       ------------  ----------- -----------  ----------  ------------- --------------  -----------

H. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

I. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian. There were no delayed delivery commitments at year end.

SEPTEMBER 30, 2007



J. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2007 were as follows:

                                             VALUE OF         VALUE OF
FUND                                    SECURITIES ON LOAN   COLLATERAL
----                                    ------------------ --------------
Bond Fund                                   $2,349,833,277 $2,388,234,523
Fixed Income Fund                               36,420,573     37,079,748
Global Bond Fund                               121,959,175    125,014,653
Inflation Protected Securities Fund              3,343,448      3,406,908
Institutional High Income Fund                  39,523,108     40,338,303
Intermediate Duration Fixed Income Fund          5,742,986      5,858,508
Investment Grade Fixed Income Fund              27,715,791     28,104,289

K. INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L. NEW ACCOUNTING PRONOUNCEMENT. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2007, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                           U.S. GOVERNMENT/ AGENCY SECURITIES       OTHER SECURITIES
                                           ---------------------------------- -----------------------------
FUND                                         PURCHASES           SALES          PURCHASES        SALES
----                                       --------------    --------------   -------------- --------------
Bond Fund                                  $1,592,202,402    $1,015,541,133   $6,879,904,990 $1,068,826,050
Fixed Income Fund(a)                           19,743,393         3,605,796      216,488,014    108,209,696
Global Bond Fund                              481,444,510       293,658,466    1,432,369,875  1,062,383,590
Inflation Protected Securities Fund             4,503,007         1,449,975        2,297,939      1,461,020
Institutional High Income Fund                 33,478,789                --       49,434,860     46,966,924
Intermediate Duration Fixed Income Fund(b)     22,324,889        28,269,365        8,909,003     13,005,740
Investment Grade Fixed Income Fund(c)          39,475,070         4,206,984       82,538,507     42,423,228

(a) The Fixed Income Fund had a subscription-in-kind on March 1, 2007. The value of the securities is included in the purchases.
(b) The Intermediate Duration Fixed Income Fund had a subscription-in-kind on October 30, 2006. The value of the securities is included in the purchases.
(c) The Investment Grade Fixed Income Fund had a subscription-in-kind on
July 12, 2007. The value of the securities is included in the purchases.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2007, provided for fees at the following annual percentage rates of each Fund's average daily net assets:

                                          PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                        -------------------------------------------
                                          FIRST       NEXT       NEXT       OVER
FUND                                    $1 BILLION $1 BILLION $1 BILLION $3 BILLION
----                                    ---------- ---------- ---------- ----------
Bond Fund                                    0.60%      0.60%      0.60%      0.50%
Fixed Income Fund                            0.50%      0.50%      0.50%      0.50%
Global Bond Fund                             0.60%      0.50%      0.48%      0.48%
Inflation Protected Securities Fund          0.25%      0.25%      0.25%      0.25%
Institutional High Income Fund               0.60%      0.60%      0.60%      0.60%
Intermediate Duration Fixed Income Fund      0.25%      0.25%      0.25%      0.25%
Investment Grade Fixed Income Fund           0.40%      0.40%      0.40%      0.40%

Prior to July 1, 2007, the management fees as a percentage of average daily net assets for Global Bond Fund were 0.60% for the first one billion, and 0.50% thereafter.

Effective December 1, 2007, the management fees for the Bond Fund will be 0.60% for the first $3 billion of average daily net assets of the Fund, 0.50% for the next $12 billion of such assets and 0.49% of such assets thereafter.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the year ended September 30, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                        EXPENSE LIMIT AS A PERCENTAGE OF
                                         AVERAGE DAILY NET ASSETS
                                        --------------------------------
                                        INSTITUTIONAL   RETAIL   ADMIN
FUND                                        CLASS       CLASS    CLASS
----                                    -------------   ------   -----
Bond Fund                                       0.70%    0.95%   1.20%
Fixed Income Fund                               0.65%       --      --
Global Bond Fund                                0.75%    1.00%      --
Inflation Protected Securities Fund             0.40%       --      --
Institutional High Income Fund                  0.75%       --      --
Intermediate Duration Fixed Income Fund         0.40%       --      --
Investment Grade Fixed Income Fund              0.55%       --      --

Prior to July 1, 2007, the expense limits as a percentage of average daily net assets for the Bond Fund Institutional Class, Retail Class and Admin Class were 0.75%, 1.00% and 1.25%, respectively.

For the year ended September 30, 2007, the management fees for each Fund were as follows:

                                        MANAGEMENT       PERCENTAGE OF
FUND                                       FEE      AVERAGE DAILY NET ASSETS
----                                    ----------- ------------------------
Bond Fund                               $56,465,051          0.53%
Fixed Income Fund                         2,595,365          0.50%
Global Bond Fund                          8,474,851          0.57%
Inflation Protected Securities Fund          29,106          0.25%
Institutional High Income Fund              983,156          0.60%
Intermediate Duration Fixed Income Fund      92,139          0.25%
Investment Grade Fixed Income Fund          817,267          0.40%

SEPTEMBER 30, 2007



For the year ended September 30, 2007, expenses were reimbursed as follows:

                                                        EXPENSES
               FUND                                    REIMBURSED
               ----                                    ----------
               Bond Fund                                 $215,069
               Fixed Income Fund                               --
               Global Bond Fund                           268,311
               Inflation Protected Securities Fund        102,653
               Institutional High Income Fund                  --
               Intermediate Duration Fixed Income Fund     76,556
               Investment Grade Fixed Income Fund              --

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2007 were as follows:

                                          EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                                         SEPTEMBER 30, 2008
                                        ----------------------------------------------------
FUND                                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS  TOTAL
----                                    ------------------- ------------ ----------- -------
Bond Fund                                          $     --      215,069          -- 215,069
Fixed Income Fund                                        --           --          --      --
Global Bond Fund                                         --      268,311          -- 268,311
Inflation Protected Securities Fund                 102,653           --          -- 102,653
Institutional High Income Fund                           --           --          --      --
Intermediate Duration Fixed Income Fund              76,556           --          --  76,556
Investment Grade Fixed Income Fund                       --           --          --      --

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management U.S. Group, L.P.), which is part of Natixis Global Asset Management Group (formerly IXIS Asset Management Group), an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.) provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is an indirect wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I (formerly IXIS Advisors Funds Trust I), Natixis Funds Trust II (formerly IXIS Advisors Funds Trust II), Natixis Funds Trust III (formerly IXIS Advisors Funds Trust III), Natixis Funds Trust IV (formerly IXIS Advisors Funds Trust IV), Natixis Cash Management Trust (formerly IXIS Advisor Cash Management Trust), ("Natixis Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis. Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreement, the Hansberger International Series was added to the Agreement, and pays Natixis Advisors monthly its pro rata fees equal to its prorated portion of the above mentioned fees.

New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisers in their first calendar year of operations.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

For the year ended September 30, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

                                                     ADMINISTRATIVE
             FUND                                         FEES
             ----                                    --------------
             Bond Fund                                   $5,914,621
             Fixed Income Fund                              286,787
             Global Bond Fund                               827,184
             Inflation Protected Securities Fund              6,456
             Institutional High Income Fund                  90,887
             Intermediate Duration Fixed Income Fund         20,507
             Investment Grade Fixed Income Fund             113,084

Effective October 1, 2007, State Street Bank has agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

C. SERVICE AND DISTRIBUTION FEES. Natixis Distributors, L.P. ("Natixis Distributors") (formerly IXIS Asset Management Distributor L.P.), a wholly owned subsidiary of Natixis U.S., has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund and Global Bond Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay an administrative service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2007, the Funds paid the following service and distribution fees:

                                              SERVICE FEES          DISTRIBUTION FEES
                                        ------------------------ ------------------------
FUND                                    ADMIN CLASS RETAIL CLASS ADMIN CLASS RETAIL CLASS
----                                    ----------- ------------ ----------- ------------
Bond Fund                                  $377,146          $--    $377,146  $10,826,900
Fixed Income Fund                                --           --          --           --
Global Bond Fund                                 --           --          --    1,730,459
Inflation Protected Securities Fund              --           --          --           --
Institutional High Income Fund                   --           --          --           --
Intermediate Duration Fixed Income Fund          --           --          --           --
Investment Grade Fixed Income Fund               --           --          --           --

D. SUB-TRANSFER AGENT FEES. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pay the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

                                                  SUB-TRANSFER AGENT FEES
                                        --------------------------------------------
FUND                                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
----                                    ------------------- ------------ -----------
Bond Fund                                        $2,784,128   $3,221,798    $160,267
Fixed Income Fund                                        --           --          --
Global Bond Fund                                    130,017      692,684          --
Inflation Protected Securities Fund                   4,024           --          --
Institutional High Income Fund                        4,394           --          --
Intermediate Duration Fixed Income Fund                 615           --          --
Investment Grade Fixed Income Fund                       --           --          --

SEPTEMBER 30, 2007



E. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. REDEMPTION FEES. Shareholders of the Bond Fund and Global Bond Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of the Bond Fund or the Global Bond Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Bond Fund, Global Bond Fund and Inflation Protected Securities Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2007, the Funds had no borrowings under this agreement.

6. SHAREHOLDERS. At September 30, 2007, Loomis Sayles Distributors LP and Loomis Sayles Trust Co. LLC owned 230,160 shares, equal to 17.62% of Inflation Protected Securities Fund's shares outstanding. At September 30, 2007, the Loomis Sayles Funded Pension Plan and Trust ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                     PROFIT SHARING
FUND                                    PENSION PLAN RETIREMENT PLAN
----                                    ------------ ---------------
Bond Fund                                  1,101,262       1,455,332
Fixed Income Fund                                 --              --
Global Bond Fund                             654,959         399,399
Inflation Protected Securities Fund          182,294         188,873
Institutional High Income Fund                    --         762,370
Intermediate Duration Fixed Income Fund           --         101,465
Investment Grade Fixed Income Fund                --              --

In addition, two individuals affiliated with Institutional High Income Fund held approximately 12.5% of the Fund's total outstanding shares.

At September 30, 2007, 5 shareholders individually owned more than 5% of the Fixed Income Fund's total outstanding shares, representing, in aggregate, 33.6% of the Fund; 3 shareholders individually owned more than 5% of the Inflation Protected Securities Fund's total outstanding shares, representing, in aggregate, 24.5% of the Fund; 9 shareholders individually owned more than 5% of the Institutional High Income Fund's total outstanding shares, representing, in aggregate, 63.3% of the Fund; 5 shareholders individually owned more than 5% of the Intermediate Duration Fixed Income Fund's total outstanding shares, representing, in aggregate, 88.7% of the Fund; and 6 shareholders individually owned more than 5% of the Investment Grade Fixed Income Fund's total outstanding shares representing in aggregate, 53.0% of the Fund.

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                             BOND FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ---------------------------   ---------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   --------------  -----------   --------------
Issued from the sale of shares       225,302,977   $3,259,332,205  124,324,173   $1,723,847,626
Issued in connection with the
  reinvestment of distributions       21,376,443      307,439,341   14,777,290      202,241,438
Redeemed                             (57,759,551)    (835,264,911) (42,801,587)    (590,742,045)
                                     -----------   --------------  -----------   --------------
Net change                           188,919,869   $2,731,506,635   96,299,876   $1,335,347,019
                                     -----------   --------------  -----------   --------------

                                        Shares         Amount         Shares         Amount
RETAIL CLASS                         -----------   --------------  -----------   --------------
Issued from the sale of shares       316,905,718   $4,574,277,582  120,986,616   $1,674,795,064
Issued in connection with the
  reinvestment of distributions       16,459,304      236,127,467    5,352,666       73,333,873
Redeemed                             (53,198,802)    (766,662,779) (19,287,542)    (266,078,434)
                                     -----------   --------------  -----------   --------------
Net change                           280,166,220   $4,043,742,270  107,051,740   $1,482,050,503
                                     -----------   --------------  -----------   --------------

                                        Shares         Amount         Shares         Amount
ADMIN CLASS                          -----------   --------------  -----------   --------------
Issued from the sale of shares         7,435,777   $  106,930,369    4,053,358   $   55,793,877
Issued in connection with the
  reinvestment of distributions          484,814        6,942,995      294,915        4,019,633
Redeemed                              (2,279,523)     (32,743,088)  (1,419,674)     (19,558,143)
                                     -----------   --------------  -----------   --------------
Net change                             5,641,068   $   81,130,276    2,928,599   $   40,255,367
                                     -----------   --------------  -----------   --------------
Increase (decrease) from capital
  share transactions                 474,727,157   $6,856,379,181  206,280,215   $2,857,652,889
                                     -----------   --------------  -----------   --------------

                                                           FIXED INCOME

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ---------------------------   ---------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   --------------  -----------   --------------
Issued from the sale of shares         8,214,414   $  114,350,567    4,908,821   $   66,059,413
Issued in connection with the
  reinvestment of distributions        2,112,444       28,412,372    2,493,634       32,243,962
Issued from subscriptions-in-kind*     1,358,851       18,602,665    2,146,473       28,354,906
Redeemed                              (2,736,152)     (37,720,894)  (8,747,919)    (118,052,987)
                                     -----------   --------------  -----------   --------------
Increase (decrease) from capital
  share transactions                   8,949,557   $  123,644,710      801,009   $    8,605,294
                                     -----------   --------------  -----------   --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on March 1, 2007 and June 14, 2006. Contributions includes $18,407,166 of cash and securities and $195,499 in receivables on March 1, 2007, and $28,069,734 of cash and securities and $285,172 in receivables on June 14, 2006. The securities contributed on both dates were part of portfolios that were previously managed by Loomis Sayles.

SEPTEMBER 30, 2007


                                                        GLOBAL BOND FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   -----------   -------------
Issued from the sale of shares        27,734,425   $ 431,703,225    15,469,596   $ 232,491,055
Issued in connection with the
  reinvestment of distributions        2,446,517      37,807,115     1,389,221      20,449,336
Redeemed                              (9,017,324)   (139,876,702)  (10,673,864)   (161,309,038)
                                     -----------   --------------  ------------  --------------
Net change                            21,163,618   $ 329,633,638     6,184,953   $  91,631,353
                                     -----------   --------------  ------------  --------------

                                        Shares         Amount         Shares         Amount
RETAIL CLASS                         -----------   -------------   -----------   -------------
Issued from the sale of shares        30,549,761   $ 471,407,761    16,020,803   $ 239,884,611
Issued in connection with the
  reinvestment of distributions        2,275,012      34,895,516     1,598,052      23,363,526
Redeemed                             (12,534,751)   (192,738,097)  (27,592,428)   (414,470,313)
                                     -----------   --------------  ------------  --------------
Net change                            20,290,022   $ 313,565,180    (9,973,573)  $(151,222,176)
                                     -----------   --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                  41,453,640   $ 643,198,818    (3,788,620)  $ (59,590,823)
                                     -----------   --------------  ------------  --------------

                                               INFLATION PROTECTED SECURITIES FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   -----------   -------------
Issued from the sale of shares           513,841   $   5,272,640       168,093   $   1,763,299
Issued in connection with the
  reinvestment of distributions           52,702         533,425        53,052         544,582
Redeemed                                (139,248)     (1,427,665)     (199,765)     (2,083,498)
                                     -----------   --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                     427,295   $   4,378,400        21,380   $     224,383
                                     -----------   --------------  ------------  --------------

                                                 INSTITUTIONAL HIGH INCOME FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   -----------   -------------
Issued from the sale of shares         5,899,925   $  49,270,705     4,899,474   $  38,208,619
Issued in connection with the
  reinvestment of distributions          912,481       7,327,229       829,984       6,050,584
Redeemed                              (2,029,721)    (16,744,853)   (2,471,889)    (19,815,513)
                                     -----------   --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                   4,782,685   $  39,853,081     3,257,569   $  24,443,690
                                     -----------   --------------  ------------  --------------

                                             INTERMEDIATE DURATION FIXED INCOME FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   -----------   -------------
Issued from the sale of shares           288,140   $   2,734,830       322,858   $   3,067,955
Issued in connection with the
  reinvestment of distributions          132,904       1,257,767       147,945       1,396,328
Issued from subscriptions-in-kind*       112,853       1,070,978            --              --
Redeemed                              (1,619,583)    (15,330,675)     (295,102)     (2,786,317)
                                     -----------   --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                  (1,085,686)  $ (10,267,100)      175,701   $   1,677,966
                                     -----------   --------------  ------------  --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on October 30, 2006. Contribution includes $1,057,779 of securities and
 $13,199 in receivables. The securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

                                             INVESTMENT GRADE FIXED INCOME FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares        3,430,409    $ 43,194,911     1,855,093    $ 23,251,618
Issued in connection with
  the reinvestment of distributions     902,151      11,398,175     1,528,355      18,884,641
Issued from subscriptions-in-kind*    3,389,172      43,211,946            --              --
Redeemed                             (1,275,094)    (16,210,451)   (3,699,328)    (45,983,153)
                                     ----------    --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                  6,446,638    $ 81,594,581      (315,880)   $ (3,846,894)
                                     ----------    --------------  ------------  --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on July 12, 2007. Contributions include $42,946,879 of cash and securities and $265,067 in receivables. The securities contributed were part of portfolios that were previously managed by Loomis Sayles.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, "the Funds"), at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2007, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                               QUALIFYING PERCENTAGE
----                               ---------------------
Bond Fund                                          2.06%
Fixed Income Fund                                  1.50%
Institutional High Income Fund                     4.58%
Investment Grade Fixed Income Fund                 0.89%

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2007, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

FUND
Bond Fund
Fixed Income Fund
Institutional High Income Fund
Investment Grade Fixed Income Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUST, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003  Douglas Dillon Professor and Director of  41;
(1940)                   Contract Review    the Belfer Center for Science and         Director, Taubman Centers, Inc.
                          and Governance    International Affairs, John F. Kennedy    (real estate investment trust)
                         Committee Member   School of Government, Harvard
                                            University

Charles D. Baker       Trustee, since 2005  President and Chief Executive Officer,    41;
(1956)                   Contract Review    Harvard Pilgrim Health Care (health plan) None
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002  Retired                                   41;
(1938)                   Chairman of the                                              None
                         Contract Review
                          and Governance
                            Committee

Daniel M. Cain         Trustee, since 2003  President and Chief Executive Officer,    41;
(1945)                   Chairman of the    Cain Brothers & Company, Incorporated     Director, Sheridan Healthcare
                         Audit Committee    (investment banking)                      Inc. (physician practice
                                                                                      management) Trustee, Lexington
                                                                                      Strategic Asset Corporation (realty
                                                                                      investment trust)

Richard Darman         Trustee, since 2003  Partner, The Carlyle Group (investments); 41;
(1943)                   Contract Review    formerly, Professor, John F. Kennedy      Director and Chairman of the
                          and Governance    School of Government, Harvard             Board of Directors, AES
                         Committee Member   University                                Corporation (international power
                                                                                      company)

Jonathan P. Mason      Trustee, since 2007  Chief Financial Officer, Cabot Corp.      41;
(1958)                   Audit Committee    (specialty chemicals); formerly, Vice     None
                              Member        President and Treasurer, International
                                            Paper Company; formerly, Chief Financial
                                            Officer, Carter Holt Harvey (forest
                                            products)

Sandra O. Moose         Chairperson of the  President, Strategic Advisory Services    41;
(1942)                  Board of Trustees   (management consulting); formerly,        Director, Verizon
                          since November    Senior Vice President and Director, The   Communications; Director, Rohm
                               2005         Boston Consulting Group, Inc.             and Haas Company (specialty
                        Trustee since 2003  (management consulting)                   chemicals); Director, AES
                       Ex officio member of                                           Corporation (international power
                            the Audit                                                 company)
                          Committee and
                         Contract Review
                          and Governance
                            Committee

                            POSITION(S)
                             HELD WITH
                         THE TRUST, LENGTH                                              NUMBER OF PORTFOLIOS IN FUND
                         OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH    TERM OF OFFICE*              DURING PAST 5 YEARS**              OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------
Cynthia L. Walker       Trustee, since 2005  Executive Dean for Administration                      41;
(1956)                    Audit Committee    (formerly, Dean for Finance & CFO),                    None
                               Member        Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    Trustee, President  President, Chairman, Director and Chief                41;
(1947)                  and Chief Executive  Executive Officer, Loomis, Sayles &                    None
555 California Street    Officer since 2002  Company, L.P.; Chief Executive Officer of
San Francisco, CA 94104                      Loomis Sayles Funds II

John T. Hailer/2/           Trustee and      President and Chief Executive Officer,                 41;
(1960)                     Executive Vice    Natixis Asset Management Advisors, L.P.,               None
                        President since 2003 Natixis Distributors, L.P., Natixis Global
                                             Associates, Inc. and Natixis Global Asset
                                             Management North America; President
                                             and Chief Executive Officer, Natixis
                                             Funds Trust I, Natixis Funds Trust II,
                                             Natixis Funds Trust III, Natixis Funds
                                             Trust IV, Natixis Cash Management Trust
                                             and Hansberger International Series; and
                                             President of Loomis Sayles Funds II

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (the "Funds' Trusts"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or IXIS Equity Diversified Portfolio, which liquidated on August 3, 2007. The number of portfolios overseen includes, as of September 14, 2007, the five series of the Hansberger International Series.
/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
    President, Chairman, Director and Chief Executive Officer of Loomis,
    Sayles & Company, L.P.
/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and the Distributor.

                           POSITION(S)
                            HELD WITH
                       THE TRUST AND LENGTH
                        OF TIME SERVED AND                              PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH   TERM OF OFFICE*                                 DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUST

 Coleen Downs Dinneen  Secretary, Clerk and Senior Vice President, General Counsel, Secretary and Clerk (formerly, Deputy
 (1960)                Chief Legal Officer, General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution
                         since September    Corporation, Natixis Distributors, L.P. and Natixis Asset Management
                               2004         Advisors, L.P.

 Daniel J. Fuss           Executive Vice    Vice Chairman and Director, Loomis, Sayles & Company, L.P.
 (1933)                  President, since
 One Financial Center       June 2003
 Boston, MA 02111

 Russell L. Kane         Chief Compliance   Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy
 (1969)                 Officer, since May  General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors,
                         2006; Assistant    L.P. and Natixis Asset Management Advisors, L.P.; Vice President, Associate
                       Secretary since June General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution
                         2004; Anti-Money   Corporation; formerly, Senior Counsel, Columbia Management Group.
                        Laundering Officer
                         since April 2007

 Michael C. Kardok     Treasurer, Principal Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis
 (1959)                   Financial and     Distributors, L.P.; formerly, Senior Director, PFPC Inc.
                       Accounting Officer,
                        since October 2004

 Robert Krantz            Executive Vice    Executive Vice President, Natixis Distributors, L.P. and Natixis Asset
 (1964)                  President, since   Management Advisors, L.P.
                          September 2007

* Each officer of the Trusts serve for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles High Income Opportunities Fund
         Loomis Sayles Securitized Asset Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments              8

                    Statements of Assets and Liabilities 24

                    Statements of Operations             25

                    Statements of Changes in Net Assets  26

                    Financial Highlights                 27

                    Notes to Financial Statements        29

         ANNUAL REPORT
         SEPTEMBER 30, 2007

FUND AND MANAGER REVIEW

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

[ PHOTO]

Matthew Eagan
                              MATTHEW EAGAN, CFA
                           Manager Since April 2004

[PHOTO]

Kathleen Gaffney
                             KATHLEEN GAFFNEY, CFA
                           Manager Since April 2004
[PHOTO]

Daniel Fuss
                              DAN FUSS, CFA, CIC
                           Manager Since April 2004

[PHOTO]


                                 ELAINE STOKES
                           Manager Since April 2004

 KEY FUND FACTS
 SYMBOL | LSIOX
 OBJECTIVE | High current income. Capital appreciation is the Fund's secondary objective.
 STRATEGY | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.
 FUND INCEPTION DATE | 4/01/04
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/12/04
 TOTAL NET ASSETS | $84.1 million

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the Lehman High Yield Index, for the fiscal year ended September 30, 2007. Security selection was the primary source of outperformance for the Fund.

Higher yielding bonds offered the best returns early in the period, benefiting from an increase in investor risk appetites and growing volatility in the Treasury market. During the second half of the period, worries about subprime loans, which had been simmering since the first half, hit a boiling point, causing investors to flee to the relative safety of US Treasurys.

Despite this volatility, the high yield market still posted positive returns for the period and outperformed higher quality sectors. Strong security selection was the main contributor to performance, particularly among our holdings with Moody's ratings of BA and B. Early in the reporting period, we increased the Fund's cash position in anticipation of opportunities within the high yield sector. During the second half, we redeployed this cash to buy into the weakness of this sector.

In addition, the Fund's positions in Canadian, Brazilian and Mexican bonds denominated in US dollars contributed positively to performance. The Fund's only US dollar-denominated bond domiciled in Thailand underperformed relative to the Benchmark.

The Fund's underweight to securities with Moody's ratings below CCC also hurt relative performance. Among higher quality issues, investment grade corporate bonds and Treasury securities posted positive returns but detracted from relative performance. The shorter duration of our Treasurys also hurt relative results, while investment grade corporates offered lower yields than high yield securities.

OUTLOOK
We expect the credit crunch to hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle may affect more hedge funds or banks, that the slump in housing may continue, and that there may be a wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point cut met with some early success, calming investor concerns about a possible recession, and we believe that the Fed will continue to do what is necessary to help keep the economy and financial markets on a stable course.

Treasury returns may benefit from falling yields, but we believe other sectors may generate greater returns if risk appetites improve. Within the investment grade corporate sector, we expect modest a improvement in spreads if the ongoing credit crunch loosens, the US economy avoids a recession and corporate profit growth slows. High yield bonds may earn attractive returns throughout the next few quarters, but the market still must work through an excess supply of loans in the wake of leveraged buyouts.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                                          SINCE
                             1 YEAR                                    INCEPTION(a)
                             --------------------------------------------------------------

                              LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
                              7.68%                                        8.59%
                             --------------------------------------------------------------

                              LEHMAN HIGH YIELD INDEX(b)
                              7.54                                         7.49
                             --------------------------------------------------------------

                              LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
                              7.73                                         7.10
                             --------------------------------------------------------------

                              GROSS EXPENSE RATIO (before reductions and reimbursements)(c)
                             Institutional: 0.96%
                             --------------------------------------------------------------

                              NET EXPENSE RATIO (after reductions and reimbursements)(c)
                             Institutional: 0.00%
                             --------------------------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007


                                    [CHART]


                Loomis Sayles          Lipper High
                 High Income          Current Yield            Lehman High
             Opportunities Fund   Funds Index/(a)//(b)/   Yield Index/(a)//(b)/
             ------------------   ---------------------   ---------------------
  4/13/2004       $10,000               $10,000                 $10,000
  4/30/2004         9,850                 9,977                   9,932
  5/31/2004         9,681                 9,823                   9,764
  6/30/2004         9,901                 9,961                   9,904
  7/31/2004        10,071                10,040                  10,038
  8/31/2004        10,389                10,204                  10,235
  9/30/2004        10,590                10,345                  10,384
 10/31/2004        10,852                10,529                  10,572
 11/30/2004        10,992                10,679                  10,699
 12/31/2004        11,273                10,840                  10,858
  1/31/2005        11,305                10,813                  10,844
  2/28/2005        11,580                10,979                  11,004
  3/31/2005        11,107                10,687                  10,684
  4/30/2005        10,942                10,562                  10,580
  5/31/2005        11,206                10,732                  10,768
  6/30/2005        11,461                10,904                  10,979
  7/31/2005        11,640                11,074                  11,171
  8/31/2005        11,685                11,126                  11,192
  9/30/2005        11,594                11,054                  11,080
 10/31/2005        11,449                10,963                  11,003
 11/30/2005        11,483                11,063                  11,061
 12/31/2005        11,619                11,165                  11,156
  1/31/2006        11,800                11,309                  11,334
  2/28/2006        11,983                11,404                  11,409
  3/31/2006        12,000                11,450                  11,478
  4/30/2006        12,019                11,516                  11,548
  5/31/2006        11,914                11,491                  11,547
  6/30/2006        11,821                11,427                  11,506
  7/31/2006        11,928                11,514                  11,619
  8/31/2006        12,168                11,671                  11,807
  9/30/2006        12,360                11,800                  11,975
 10/31/2006        12,551                11,971                  12,138
 11/30/2006        12,777                12,177                  12,341
 12/31/2006        12,880                12,300                  12,477
  1/31/2007        13,002                12,432                  12,616
  2/28/2007        13,223                12,593                  12,793
  3/31/2007        13,194                12,633                  12,806
  4/30/2007        13,410                12,808                  12,973
  5/31/2007        13,484                12,917                  13,070
  6/30/2007        13,212                12,707                  12,835
  7/31/2007        12,725                12,295                  12,380
  8/31/2007        12,996                12,414                  12,549
  9/30/2007        13,310                12,713                  12,878


Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund's inception date.

(a) Since Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value of the month-end closest to the Fund's inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Gross Expense Ratio reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the fund (not advisory fees charged for the entire "wrap fee" program or for an investor's separate account with Loomis Sayles), and the amount of operating expenses of the Fund, which is paid for by Loomis Sayles. The amount shown under Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SECURITIZED ASSET FUND

[PHOTO]

Cliff Rowe
                               CLIFTON ROWE, CFA
                           Manager since March 2006

[PHOTO]

Hu Fan

                                  FAN HU, CFA
                           Manager since March 2006

 KEY FUND FACTS
 SYMBOL | LSSAX
 OBJECTIVE | High current income consistent with capital preservation.
 STRATEGY | Invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.
 FUND INCEPTION DATE | 3/2/06
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 3/2/06
 TOTAL NET ASSETS | $347.2 million

PORTFOLIO REVIEW
The Fund underperformed its Benchmark, the Lehman Securitized Index, for the fiscal year ended September 30, 2007. Concerns in the subprime market, which began early in 2007, grew during the final three months of the Fund's fiscal year. These fears eventually spread across all fixed-income markets, leading to volatility and underperformance.
Within the securitized markets, mortgage-backed securities (MBS) issued by government-sponsored entities (GSE) fared better than privately issued securities. Although GSE securities are not guaranteed by the US government, they are considered to have low credit risk, which caused investors to favor GSE issues over private securities late in the period. Non-GSE mortgages, which are perceived to have more credit risk, were among the worst performers in the securitized markets. As subprime fears grew, investors became fearful of all privately issued MBS, including those with high credit enhancements that give them a top rating (AAA by Moody's).

The Fund was overweight in AAA-rated residential MBS and super senior commercial mortgage-backed securities (CMBS) throughout the year. Although these securities offered attractive yields, their total performance lagged more liquid sectors, such as US Treasury bonds. During volatile markets, investors often sell higher yielding securities in favor of the safe haven of US Treasury securities.

We increased the Fund's weighting in MBS, including GSE and private issues, as valuations became more attractive. In particular, the volatility in the non-GSE market presented opportunities to buy AAA-rated securities at historically attractive prices. We also added to our position in the CMBS sector.

OUTLOOK
We expect the credit crunch to hit the US economy hardest in the fourth quarter of 2007, slowing real GDP growth to less than 2%. Assuming the Federal Reserve Board's policy is successful, the economy should rebound in the first half of 2008.

Investors face a number of challenges, including the possibility that the subprime debacle might affect more hedge funds or banks, that the slump in housing may continue, and that there may be a wave of mortgage-rate resets. The Federal Reserve Board's 50-basis-point cut met with some early success, calming investor concerns about a possible recession, and we believe that the Fed will continue to do what is necessary to keep the economy and financial markets on a stable course.

Treasury returns may benefit from falling yields, but we believe other sectors may generate greater returns if risk appetites improve. If interest rates stabilize and pre-payment concerns diminish, we believe the MBS we selected will perform well. We also believe market stability will attract more investors to the securitized sectors, especially now that their valuations are historically low.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                                          SINCE
                             1 YEAR                                    INCEPTION(a)
                             --------------------------------------------------------------

                              LOOMIS SAYLES SECURITIZED ASSET FUND
                              4.58%                                        5.00%
                             --------------------------------------------------------------

                              LEHMAN SECURITIZED INDEX(b)
                              5.24                                         5.12
                             --------------------------------------------------------------

                              LIPPER US MORTGAGE FUNDS INDEX(b)
                              4.35                                         4.51
                             --------------------------------------------------------------

                              GROSS EXPENSE RATIO (before reductions and reimbursements)(c)
                             Institutional: 0.74%
                             --------------------------------------------------------------

                              NET EXPENSE RATIO (after reductions and reimbursements)(c)
                             Institutional: 0.00%
                             --------------------------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007

                                     [CHART]

                Loomis Sayles      Lehman  Lipper
                 Securitized         High Yield            US Mortgage
                 Asset Fund        Index/(a)(b)/       Funds Index/(a)(b)/
                -------------      --------------      -------------------
   3/2/2006        $10,000           $10,000                 $10,000
  3/31/2006          9,970             9,919                   9,935
  4/30/2006          9,983             9,921                   9,930
  5/31/2006          9,963             9,903                   9,916
  6/30/2006          9,970             9,921                   9,936
  7/31/2006         10,118            10,062                  10,063
  8/31/2006         10,247            10,209                  10,193
  9/30/2006         10,327            10,284                  10,276
 10/31/2006         10,408            10,357                  10,343
 11/30/2006         10,525            10,476                  10,454
 12/31/2006         10,480            10,442                  10,412
  1/31/2007         10,480            10,444                  10,417
  2/28/2007         10,624            10,578                  10,544
  3/31/2007         10,650            10,604                  10,570
  4/30/2007         10,743            10,655                  10,614
  5/31/2007         10,619            10,588                  10,541
  6/30/2007         10,570            10,545                  10,481
  7/31/2007         10,749            10,612                  10,562
  8/31/2007         10,854            10,734                  10,640
  9/30/2007         10,798            10,823                  10,723


Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value of the month-end closest to the Fund's inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Gross Expense Ratio reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the fund (not advisory fees charged for the entire "wrap fee" program or for an investor's separate account with Loomis Sayles), and the amount of operating expenses of the Fund, which is paid for by Loomis Sayles. The amount shown under Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper US Mortgage Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the US mortgage funds investment objective.
Source: Lipper, Inc.

Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.
Lehman Securitized Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indices are unmanaged and do not have expenses that affect results, unlike most mutual funds. It is not possible to invest directly in an index.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Natixis Asset Management Advisors, L.P. ("Natixis Advisors") and to participants in "wrap-fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors, in turn, pay a fee to Natixis Advisors. "Wrap fee" program participants should read carefully the wrap fee brochure provided to them by their program's sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund's net asset value.

The first line in each Fund's table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2007 through September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund's table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,008.80                  $0.00
Hypothetical (5% return before expenses)              $1,000.00               $1,025.07                  $0.00
*Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SECURITIZED ASSET FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,013.90                  $0.00
Hypothetical (5% return before expenses)              $1,000.00               $1,025.07                  $0.00
*Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees, and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser ( the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Funds' shares,
(iv) the procedures employed to determine the value of the Funds' assets,
(v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund's investment performance. This information generally includes an internal performance rating for each Fund based on agreed-upon criteria.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2007. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser's affiliates to the Funds. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

The Trustees also considered the Adviser's performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, Loomis Sayles does not charge the Funds an investment advisory fee or any other fee for services or for bearing expenses. Although the Funds do not compensate Loomis Sayles directly for services under the Agreements, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs", who in turn charge the programs' participants. The Trustees considered the fees received by Loomis Sayles from sponsors as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer group and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Funds' fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Funds growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds and the expense levels of the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees, of 0%, charged to the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser bears most of the Funds' expenses, economies of scale were not relevant for these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. They also considered the benefits to the Adviser of being able to offer these Funds to their institutional clients. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2008.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND


                                                          PRINCIPAL AMOUNT  VALUE (+)
-------------------------------------------------------------------------------------
BONDS AND NOTES - 91.7% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 87.2%

AEROSPACE & DEFENSE - 2.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A                 $      1,670,000 $1,653,300
                                                                           ----------

AIRLINES - 0.7%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011            112,576    112,013
Continental Airlines, Inc., Series 1997-4B,
 6.900%, 1/02/2017                                                  95,208     90,388
Continental Airlines, Inc., Series 1998-1, Class B,
 6.748%, 3/15/2017                                                 288,956    279,565
Continental Airlines, Inc., Series 2000-2, Class B,
 8.307%, 4/02/2018                                                  15,670     15,631
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                                 82,095     79,428
                                                                           ----------
                                                                              577,025
                                                                           ----------

AUTOMOTIVE - 5.2%
Cummins, Inc., 6.750%, 2/15/2027                                   139,000    137,359
Cummins, Inc., 7.125%, 3/01/2028                                   150,000    154,821
Ford Motor Co., 6.625%, 2/15/2028                                  165,000    122,925
Ford Motor Co., 6.625%, 10/01/2028                               1,470,000  1,095,150
Ford Motor Co., 7.125%, 11/15/2025(b)                               35,000     26,075
Ford Motor Co., 7.450%, 7/16/2031(b)                               695,000    545,575
Ford Motor Co., 7.500%, 8/01/2026                                  110,000     82,775
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013                      825,000    745,552
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011                      370,000    346,732
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016                      100,000     93,551
General Motors Corp., 8.250%, 7/15/2023                            790,000    691,250
General Motors Corp., 8.375%, 7/15/2033(b)                          15,000     13,144
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028                      320,000    270,400
Tenneco Automotive, Inc., 8.625%, 11/15/2014(b)                     10,000     10,075
                                                                           ----------
                                                                            4,335,384
                                                                           ----------

BUILDING MATERIALS - 0.7%
Owens Corning, Inc., 6.500%, 12/01/2016                             85,000     82,095
Owens Corning, Inc., 7.000%, 12/01/2036                            130,000    126,522
Texas Industries, Inc., 7.250%, 7/15/2013                           70,000     69,825
USG Corp., 6.300%, 11/15/2016                                      365,000    331,257
                                                                           ----------
                                                                              609,699
                                                                           ----------

CHEMICALS - 4.0%
Basell AF SCA, 8.375%, 8/15/2015, 144A                             200,000    182,500
Borden, Inc., 7.875%, 2/15/2023                                    610,000    491,050
Borden, Inc., 8.375%, 4/15/2016                                    175,000    148,750
Borden, Inc., 9.200%, 3/15/2021                                    220,000    187,000
Chemtura Corp., 6.875%, 6/01/2016                                  365,000    346,750
Georgia Gulf Corp., 10.750%, 10/15/2016(b)                         165,000    143,550
Hercules, Inc., 6.500%, 6/30/2029                                  675,000    546,750
LPG International, Inc., 7.250%, 12/20/2015                        100,000    100,550
Methanex Corp., 6.000%, 8/15/2015                                  150,000    141,469
Montell Finance Co. BV, 8.100%, 3/15/2027, 144A                    290,000    252,300
Mosaic Co. (The), 7.375%, 12/01/2014, 144A                         110,000    115,500
Mosaic Co. (The), 7.625%, 12/01/2016, 144A                         115,000    122,619
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028                    235,000    225,600
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018                    275,000    266,750

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                       PRINCIPAL AMOUNT  VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CHEMICALS - CONTINUED
Nalco Finance Holdings, Inc.,
 (step to 9.000% on 2/1/2009),
 Zero Coupon, 2/01/2014(c)                             $         43,000 $   37,410
Polyone Corp., 8.875%, 5/01/2012(b)                              80,000     82,400
                                                                        ----------
                                                                         3,390,948
                                                                        ----------
CONSTRUCTION MACHINERY - 0.0%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013              35,000     33,600
                                                                        ----------
CONSUMER CYCLICAL SERVICES - 0.2%
KAR Holdings, Inc., 10.000%, 5/01/2015, 144A                    165,000    154,688
                                                                        ----------
CONSUMER PRODUCTS - 0.3%
Church & Dwight Co., Inc., 6.000%, 12/15/2012                   195,000    187,687
Jostens IH Corp., 7.625%, 10/01/2012                             25,000     25,438
                                                                        ----------
                                                                           213,125
                                                                        ----------
ELECTRIC - 6.3%
AES Corp., 7.750%, 3/01/2014                                    160,000    162,400
Allegheny Energy Supply Co., LLC, 7.800%, 3/15/2011              40,000     42,000
Allegheny Generating Co., 6.875%, 9/01/2023                     100,000     98,000
Dynegy Holdings, Inc., 7.125%, 5/15/2018                        195,000    177,938
Dynegy Holdings, Inc., 7.500%, 6/01/2015, 144A                  100,000     96,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026                       325,000    292,500
Dynegy Holdings, Inc., 7.750%, 6/01/2019, 144A                  350,000    334,688
Dynegy Holdings, Inc., 8.375%, 5/01/2016                        280,000    281,400
Edison Mission Energy, 7.625%, 5/15/2027, 144A                  400,000    386,000
Edison Mission Energy, 7.750%, 6/15/2016                        515,000    533,025
Enersis SA, 7.375%, 1/15/2014                                    50,000     53,068
Enersis SA, 7.400%, 12/01/2016                                  175,000    188,488
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                              460,000    425,500
NSG Holdings LLC, 7.750%, 12/15/2025, 144A                      355,000    351,450
Reliant Energy, Inc., 7.875%, 6/15/2017(b)                      410,000    412,562
TECO Energy, Inc., 7.200%, 5/01/2011                            125,000    130,410
TXU Corp., Series Q, 6.500%, 11/15/2024                         705,000    565,057
TXU Corp., Series R, 6.550%, 11/15/2034                         500,000    392,132
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(d)            365,000    374,093
                                                                        ----------
                                                                         5,297,211
                                                                        ----------
FOOD & BEVERAGE - 1.6%
Aramark Services, Inc., 5.000%, 6/01/2012                       805,000    710,413
Cosan Finance Ltd., 7.000%, 2/01/2017, 144A                     105,000    100,800
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A(b)              110,000    113,575
Sara Lee Corp., 6.125%, 11/01/2032                              425,000    396,457
                                                                        ----------
                                                                         1,321,245
                                                                        ----------
GAMING - 0.0%
Harrah's Operating Co., Inc., 5.750%, 10/01/2017                 50,000     38,250
                                                                        ----------
HEALTHCARE - 4.9%
Boston Scientific Corp., 5.450%, 6/15/2014                       20,000     17,950
Boston Scientific Corp., 6.400%, 6/15/2016                      135,000    123,188
Boston Scientific Corp., 7.000%, 11/15/2035                     240,000    208,200
Community Health Systems, Inc.,
 8.875%, 7/15/2015, 144A                                        110,000    113,025
DaVita, Inc., 7.250%, 3/15/2015(b)                              155,000    155,388

                                                     PRINCIPAL AMOUNT  VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HEALTHCARE - CONTINUED
HCA, Inc., 6.375%, 1/15/2015                         $        500,000 $  426,250
HCA, Inc., 6.500%, 2/15/2016(b)                               715,000    607,750
HCA, Inc., 7.050%, 12/01/2027                                 430,000    325,640
HCA, Inc., 7.500%, 12/15/2023                                  30,000     24,478
HCA, Inc., 7.500%, 11/06/2033                                 840,000    676,200
HCA, Inc., Series MTN, 7.580%, 9/15/2025                      200,000    162,984
HCA, Inc., 7.690%, 6/15/2025                                  160,000    131,413
HCA, Inc., Series MTN, 7.750%, 7/15/2036                       20,000     16,018
HCA, Inc., 8.360%, 4/15/2024                                   40,000     34,779
IASIS Healthcare, 8.750%, 6/15/2014                           760,000    769,500
Tenet Healthcare Corp., 6.875%, 11/15/2031                    450,000    336,375
                                                                      ----------
                                                                       4,129,138
                                                                      ----------
HOME CONSTRUCTION - 3.9%
Centex Corp., 5.250%, 6/15/2015                                75,000     63,804
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015           1,030,000  1,024,850
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016             725,000    558,250
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014            105,000     81,375
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014             130,000    101,075
KB Home, 5.750%, 2/01/2014                                     90,000     76,050
KB Home, 5.875%, 1/15/2015(b)                                 390,000    331,500
KB Home, 6.250%, 6/15/2015(b)                                 265,000    226,244
KB Home, 7.250%, 6/15/2018                                    290,000    252,300
Lennar Corp., Series B, 5.600%, 5/31/2015                     150,000    129,050
Pulte Homes, Inc., 6.000%, 2/15/2035                          475,000    346,236
Pulte Homes, Inc., 6.375%, 5/15/2033                          100,000     75,992
Toll Brothers Finance Corp., 5.150%, 5/15/2015                 40,000     34,259
                                                                      ----------
                                                                       3,300,985
                                                                      ----------
INDEPENDENT ENERGY - 5.7%
Chesapeake Energy Corp., 6.500%, 8/15/2017                    570,000    554,325
Chesapeake Energy Corp., 6.875%, 1/15/2016                    100,000    100,000
Chesapeake Energy Corp., 6.875%, 11/15/2020                   405,000    396,394
Encore Acquisition Co., 6.000%, 7/15/2015                     275,000    248,187
Encore Acquisition Co., 7.250%, 12/01/2017                    115,000    108,962
Forest Oil Corp., 7.250%, 6/15/2019, 144A                     715,000    715,000
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A                 430,000    420,325
Hilcorp Energy I LP, 9.000%, 6/01/2016, 144A                  185,000    188,700
Pioneer Natural Resources Co., 5.875%, 7/15/2016               20,000     17,959
Pioneer Natural Resources Co., 7.200%, 1/15/2028            1,640,000  1,465,880
Swift Energy Co., 7.125%, 6/01/2017                           600,000    568,500
Swift Energy Co., 7.625%, 7/15/2011                            20,000     20,050
                                                                      ----------
                                                                       4,804,282
                                                                      ----------
INDUSTRIAL OTHER - 1.0%
Baldor Electric Co., 8.625%, 2/15/2017                        325,000    339,625
Chart Industries, Inc., 9.125%, 10/15/2015                    305,000    315,675
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A(b)             155,000    153,339
                                                                      ----------
                                                                         808,639
                                                                      ----------
LODGING - 0.6%
Host Marriott LP, Series M, 7.000%, 8/15/2012                 175,000    176,312
Host Marriott LP, Series O, 6.375%, 3/15/2015                  50,000     48,875
Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016               315,000    310,397
                                                                      ----------
                                                                         535,584
                                                                      ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                         PRINCIPAL AMOUNT  VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEDIA CABLE - 2.2%
Charter Communications Operating LLC/CAP,
 8.000%, 4/30/2012, 144A                                 $        170,000 $  169,150
Comcast Corp., 5.650%, 6/15/2035                                   80,000     71,421
CSC Holdings, Inc., 6.750%, 4/15/2012                             215,000    206,937
CSC Holdings, Inc., 7.625%, 7/15/2018                             910,000    869,050
CSC Holdings, Inc., 7.875%, 2/15/2018                             310,000    300,700
Virgin Media Finance PLC, 8.750%, 4/15/2014                        30,000     30,750
Virgin Media Finance PLC, 9.125%, 8/15/2016                       175,000    181,563
                                                                          ----------
                                                                           1,829,571
                                                                          ----------
MEDIA NON-CABLE - 2.6%
Clear Channel Communications, Inc., 4.900%, 5/15/2015               5,000      3,766
Clear Channel Communications, Inc., 5.500%, 12/15/2016            385,000    293,245
Clear Channel Communications, Inc., 5.750%, 1/15/2013              75,000     62,774
EchoStar DBS Corp., 7.125%, 2/01/2016                             275,000    282,563
Idearc, Inc., 8.000%, 11/15/2016                                  455,000    453,862
Intelsat Corp., 6.875%, 1/15/2028                                 235,000    204,450
R.H. Donnelley Corp., 8.875%, 10/15/2017, 144A                    160,000    162,400
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013               405,000    382,725
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013               340,000    321,300
                                                                          ----------
                                                                           2,167,085
                                                                          ----------
METALS & MINING - 2.4%
Algoma Acquistion Corp., 9.875%, 6/15/2015, 144A                  765,000    680,850
International Steel Group, Inc., 6.500%, 4/15/2014                 75,000     74,469
Novelis, Inc., 7.250%, 2/15/2015                                   70,000     67,550
Peabody Energy Corp., 7.375%, 11/01/2016                          110,000    116,050
United States Steel Corp., 6.050%, 6/01/2017                       80,000     76,554
United States Steel Corp., 6.650%, 6/01/2037                      275,000    253,703
Vale Overseas Ltd., 6.875%, 11/21/2036                            740,000    762,397
                                                                          ----------
                                                                           2,031,573
                                                                          ----------
NON-CAPTIVE CONSUMER - 1.4%
Residential Capital LLC, 6.500%, 4/17/2013                        280,000    226,100
Residential Capital LLC, 6.875%, 6/30/2015                         90,000     72,675
SLM Corp., Series A, MTN, 5.000%, 10/01/2013                       55,000     48,026
SLM Corp., Series A, MTN, 5.000%, 4/15/2015                       470,000    394,196
SLM Corp., Series A, MTN, 5.000%, 6/15/2018                        65,000     51,631
SLM Corp., Series A, MTN, 5.375%, 5/15/2014                        70,000     61,088
SLM Corp., Series A, MTN, 5.625%, 8/01/2033                       325,000    250,178
SLM Corp., MTN, 5.050%, 11/14/2014                                 50,000     42,403
                                                                          ----------
                                                                           1,146,297
                                                                          ----------
NON-CAPTIVE DIVERSIFIED - 2.0%
GMAC LLC, 6.000%, 12/15/2011                                      125,000    115,372
GMAC LLC, 6.625%, 5/15/2012                                       687,000    641,043
GMAC LLC, 6.750%, 12/01/2014                                      812,000    735,978
GMAC LLC, 6.875%, 9/15/2011                                       175,000    166,541
GMAC LLC, 6.875%, 8/28/2012                                        20,000     18,760
GMAC LLC, 8.000%, 11/01/2031                                       35,000     34,338
                                                                          ----------
                                                                           1,712,032
                                                                          ----------

                                                           PRINCIPAL AMOUNT  VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

OIL FIELD SERVICES - 1.4%
Basic Energy Services, Inc., 7.125%, 4/15/2016             $        265,000 $  257,712
Grant Prideco, Inc., 6.125%, 8/15/2015                              230,000    223,100
North American Energy Partners, Inc., 8.750%, 12/01/2011            620,000    626,200
Pride International, Inc., 7.375%, 7/15/2014                         85,000     87,125
                                                                            ----------
                                                                             1,194,137
                                                                            ----------
PACKAGING - 1.6%
Owens-Illinois, Inc., 7.500%, 5/15/2010(b)                          500,000    503,750
Owens-Illinois, Inc., 7.800%, 5/15/2018(b)                          825,000    812,625
                                                                            ----------
                                                                             1,316,375
                                                                            ----------
PAPER - 3.5%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                        75,000     52,500
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018                        40,000     27,200
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028(b)                    250,000    166,250
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029                        25,000     17,094
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030                       190,000    131,100
Boise Cascade LLC, 8.235%, 10/15/2012(e)                             20,000     20,000
Bowater, Inc., 6.500%, 6/15/2013(b)                                 435,000    317,550
Domtar, Inc., 5.375%, 12/01/2013                                    250,000    228,750
Georgia-Pacific Corp., 7.250%, 6/01/2028                            215,000    196,725
Georgia-Pacific Corp., 7.375%, 12/01/2025                           495,000    460,350
Georgia-Pacific Corp., 7.700%, 6/15/2015                            125,000    124,375
Georgia-Pacific Corp., 7.750%, 11/15/2029                           525,000    498,750
Georgia-Pacific Corp., 8.000%, 1/15/2024                            260,000    253,500
Georgia-Pacific Corp., 8.875%, 5/15/2031                            225,000    225,563
Sappi Papier Holding AG, 7.500%, 6/15/2032, 144A                    290,000    261,894
                                                                            ----------
                                                                             2,981,601
                                                                            ----------
PHARMACEUTICALS - 1.8%
Elan Financial Plc, 7.750%, 11/15/2011                              800,000    784,000
Elan Financial Plc, 8.875%, 12/01/2013                              770,000    756,525
                                                                            ----------
                                                                             1,540,525
                                                                            ----------
PIPELINES - 2.9%
El Paso Corp., 6.375%, 2/01/2009                                    240,000    240,874
El Paso Corp., 6.950%, 6/01/2028                                    250,000    232,231
KN Capital Trust III, 7.630%, 4/15/2028(b)                           35,000     31,327
Kinder Morgan Energy Partners, LP, 5.800%, 3/15/2035                 60,000     52,986
Kinder Morgan Finance, 5.700%, 1/05/2016                            130,000    118,163
Kinder Morgan Finance, 6.400%, 1/05/2036                            495,000    421,836
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015                 225,000    200,825
Kinder Morgan, Inc., 6.670%, 11/01/2027                             100,000     87,364
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(b)                   150,000    152,684
Williams Cos., Inc., 7.500%, 1/15/2031                              235,000    243,812
Williams Cos., Inc., 7.750%, 6/15/2031                               85,000     89,356
Williams Partners LP, 7.250%, 2/01/2017                             530,000    540,600
                                                                            ----------
                                                                             2,412,058
                                                                            ----------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Rouse Co. LP/TRC Co-Issuer, 6.750%, 5/01/2013, 144A                 325,000    318,803
                                                                            ----------
REFINING - 0.2%
Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A                      75,000     72,000
Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A                      75,000     71,250
                                                                            ----------
                                                                               143,250
                                                                            ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                        PRINCIPAL AMOUNT  VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RESTAURANTS - 0.2%
Denny's Corp. Holdings, Inc., 10.000%, 10/01/2012       $        120,000 $  123,900
                                                                         ----------
RETAILERS - 3.4%
Dillard's, Inc., 6.625%, 1/15/2018(b)                            155,000    138,906
Dillard's, Inc., 7.000%, 12/01/2028                              480,000    399,000
Dillard's, Inc., 7.130%, 8/01/2018                               175,000    161,219
Dillard's, Inc., 7.875%, 1/01/2023                                75,000     68,156
Foot Locker, Inc., 8.500%, 1/15/2022                             280,000    267,400
GSC Holdings Corp., 8.000%, 10/01/2012                           215,000    223,600
Home Depot, Inc., 5.875%, 12/16/2036                             440,000    375,830
Macys Retail Holdings, Inc., 6.790%, 7/15/2027                   180,000    164,831
Macys Retail Holdings, Inc., 6.900%, 4/01/2029                   300,000    282,143
Toys R Us, Inc., 7.375%, 10/15/2018                              985,000    790,462
                                                                         ----------
                                                                          2,871,547
                                                                         ----------
SOVEREIGNS - 0.4%
Republic of Brazil, 8.250%, 1/20/2034                            235,000    295,983
                                                                         ----------
SUPERMARKETS - 2.3%
Albertson's, Inc., 6.625%, 6/01/2028                             605,000    536,592
Albertson's, Inc., 7.450%, 8/01/2029                           1,075,000  1,034,799
Albertson's, Inc., 7.750%, 6/15/2026                             220,000    218,717
Albertson's, Inc., 8.000%, 5/01/2031                              30,000     30,451
American Stores Co., 8.000%, 6/01/2026                            70,000     71,297
Couche-Tard US/Finance, 7.500%, 12/15/2013                        40,000     40,700
                                                                         ----------
                                                                          1,932,556
                                                                         ----------
TECHNOLOGY - 7.6%
Activant Solutions, Inc., 9.500%, 5/01/2016                       90,000     79,200
Flextronics International Ltd., 6.250%, 11/15/2014(b)            380,000    355,300
Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)            480,000    446,400
Lucent Technologies, Inc., 6.450%, 3/15/2029                   2,720,000  2,257,600
Lucent Technologies, Inc., 6.500%, 1/15/2028                     290,000    240,700
Nortel Networks Corp., 6.875%, 9/01/2023                         125,000    101,250
Nortel Networks Ltd., 10.125%, 7/15/2013, 144A                   370,000    380,637
Northern Telecom Capital Corp., 7.875%, 6/15/2026                860,000    726,700
Seagate Technology HDD Holdings, 6.800%, 10/01/2016              750,000    733,125
Unisys Corp, 8.000%, 10/15/2012                                   15,000     14,213
Xerox Corp., 6.400%, 3/15/2016                                 1,080,000  1,093,359
                                                                         ----------
                                                                          6,428,484
                                                                         ----------
TRANSPORTATION SERVICES - 1.4%
APL Ltd., 8.000%, 1/15/2024(d)                                   185,000    155,400
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)                   34,292     39,436
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(f)                  347,188    298,582
Overseas Shipholding Group, 7.500%, 2/15/2024                    155,000    150,350
Stena AB, 7.000%, 12/01/2016                                     525,000    522,375
Stena AB, 7.500%, 11/01/2013                                      45,000     45,225
                                                                         ----------
                                                                          1,211,368
                                                                         ----------
TREASURIES - 1.6%
U.S. Treasury Note, 4.625%, 11/30/2008(b)                      1,365,000  1,375,450
                                                                         ----------
WIRELESS - 1.9%
ALLTEL Corp., 7.875%, 7/01/2032                                  110,000     89,126
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                               150,000    164,055

                                                             PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELESS - CONTINUED
Rogers Wireless, Inc., 6.375%, 3/01/2014                     $        400,000 $   404,070
Sprint Capital Corp., 6.875%, 11/15/2028                              501,000     483,514
Sprint Nextel Corp., 6.000%, 12/01/2016                               502,000     482,184
                                                                              -----------
                                                                                1,622,949
                                                                              -----------
WIRELINES - 8.9%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A                              765,000     753,525
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028                     185,000     161,875
Cincinnati Bell, Inc., 8.375%, 1/15/2014                              800,000     798,000
Citizens Communications Co., 7.000%, 11/01/2025(b)                     15,000      12,038
Citizens Communications Co., 7.125%, 3/15/2019                        325,000     320,125
Citizens Communications Co., 7.450%, 7/01/2035                        325,000     280,312
Citizens Communications Co., 7.875%, 1/15/2027                        315,000     307,125
Embarq Corp., 7.995%, 6/01/2036                                       680,000     724,535
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A                          785,000     757,525
L-3 Communications Corp., Series B, 6.375%, 10/15/2015                 25,000      24,563
Level 3 Financing, Inc., 8.750%, 2/15/2017                            785,000     757,525
Level 3 Financing, Inc., 9.250%, 11/01/2014                           820,000     807,700
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                       755,000     666,287
Qwest Capital Funding, Inc., 6.875%, 7/15/2028                        495,000     424,462
Qwest Capital Funding, Inc., 7.625%, 8/03/2021(b)                     315,000     294,525
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                        265,000     241,813
Qwest Corp., 6.875%, 9/15/2033                                        150,000     140,250
Qwest Corp., 7.250%, 9/15/2025                                         10,000       9,825
                                                                              -----------
                                                                                7,482,010
                                                                              -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $74,530,061)                                                 73,340,657
                                                                              -----------

CONVERTIBLE BONDS - 4.5%

HEALTHCARE - 0.1%
Invitrogen Corp., 1.500%, 2/15/2024                                    50,000      48,938
                                                                              -----------
INDUSTRIAL OTHER - 0.2%
Incyte Corp., 3.500%, 2/15/2011                                       185,000     169,275
                                                                              -----------
MEDIA NON-CABLE - 0.4%
Liberty Media LLC, 3.500%, 1/15/2031                                  154,390     149,565
Sinclair Broadcast Group, Inc.,
 (step to 2.000% on 1/15/2011),
 4.875%, 7/15/2018(c)                                                 190,000     179,312
                                                                              -----------
                                                                                  328,877
                                                                              -----------
PHARMACEUTICALS - 1.6%
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                         95,000      93,338
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                          45,000      34,875
Human Genome Sciences, Inc., 2.250%, 8/15/2012                        275,000     236,500
Nektar Therapeutics, 3.250%, 9/28/2012                                205,000     175,787
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008                   160,000     163,200
Valeant Pharmaceuticals International, 3.000%, 8/16/2010              180,000     163,350
Valeant Pharmaceuticals International, 4.000%, 11/15/2013             510,000     460,912
                                                                              -----------
                                                                                1,327,962
                                                                              -----------
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A                  205,000     184,756
                                                                              -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - 0.4%
JDS Uniphase Corp., Zero Coupon Bond, 11/15/2010        $        160,000 $   150,400
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008              50,000      46,500
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010               45,000      40,219
Maxtor Corp., 5.750%, 3/01/2012(d)                               134,000     125,960
                                                                         -----------
                                                                             363,079
                                                                         -----------
WIRELINES - 1.6%
Level 3 Communications, Inc., 2.875%, 7/15/2010                  270,000     259,200
Level 3 Communications, Inc., 6.000%, 9/15/2009                  105,000      99,881
Level 3 Communications, Inc., 6.000%, 3/15/2010                1,062,000     985,005
                                                                         -----------
                                                                           1,344,086
                                                                         -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $3,745,757)                                              3,766,973
                                                                         -----------

TOTAL BONDS AND NOTES
 (Identified Cost $78,275,818)                                            77,107,630
                                                                         -----------

                                                                  SHARES
------------------------------------------------------------------------------------

COMMON STOCKS - 0.5%

CHEMICALS - 0.5%
Hercules, Inc.(b)(f)
 (Identified Cost $367,916)                                       20,651     434,084
                                                                         -----------

TOTAL COMMON STOCKS
 (Identified Cost $367,916)                                                  434,084
                                                                         -----------

PREFERRED STOCKS - 1.9%

CONVERTIBLE PREFERRED STOCKS - 1.9%

AUTOMOTIVE - 0.3%
Ford Motor Co., Capital Trust II, 6.500%                           6,225     234,994
                                                                         -----------
CONSUMER PRODUCTS - 0.1%
Newell Financial Trust I, 5.250%                                   1,675      78,097
                                                                         -----------
CONTAINERS & PACKAGING - 0.2%
Owens-Illinois, Inc., 4.750%                                       3,500     157,500
                                                                         -----------
ELECTRIC - 0.4%
AES Trust III, 6.750%(b)                                           7,975     388,701
                                                                         -----------
HOTELS, RESTAURANTS & LEISURE - 0.1%
Six Flags, Inc., 7.250%(b)                                         2,100      43,953
                                                                         -----------
OIL & GAS & CONSUMABLE FUELS - 0.4%
Chesapeake Energy Corp., 5.000%(b)                                 3,260     363,490
                                                                         -----------
PIPELINES - 0.4%
El Paso Energy Capital Trust I, 4.750%                             8,050     331,580
                                                                         -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $1,501,250)                                              1,598,315
                                                                         -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $1,501,250)                                              1,598,315
                                                                         -----------

                                                                                      PRINCIPAL AMOUNT                VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 12.6%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to be
repurchased at $3,351,047 on 10/01/07 collateralized by
$3,340,000 Federal National Mortgage Association, 6.060%
due 6/06/17 with a value of $3,419,325 including accrued
interest (Note 2h of Notes to Financial Statements)
(Identified Cost $3,350,000)                                                          $      3,350,000             $  3,350,000
                                                                                                                   ------------

                                                                                                SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(g)
(Identified Cost $7,254,027)                                                                 7,254,027                7,254,027
                                                                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $10,604,027)                                                                                       10,604,027
                                                                                                                   ------------

TOTAL INVESTMENTS - 106.7%
 (Identified Cost $90,749,011)(a)                                                                                    89,744,056
 Other assets less liabilities--(6.7)%                                                                              (5,670,789)
                                                                                                                   ------------

TOTAL NET ASSETS - 100.0%                                                                                          $ 84,073,267
                                                                                                                   ------------
(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information :
    At September 30, 2007, the net unrealized depreciation on investments based on a cost of $90,761,905 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  1,333,054
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (2,350,903)
                                                                                                                   ------------
    Net unrealized depreciation                                                                                    $(1,017,849)
                                                                                                                   ------------

(b) All or a portion of this security was on loan to brokers at September 30, 2007.
(c) Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(d) Illiquid security.
(e) Variable rate security. Rate as of September 30, 2007 is disclosed.
(f) Non-income producing security.
(g) Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $9,267,099 or 11.0% of total net assets.
MTN Medium Term Note

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Wirelines                10.5%
                         Technology                8.0
                         Electric                  6.7
                         Independent Energy        5.7
                         Automotive                5.5
                         Healthcare                5.0
                         Chemicals                 4.5
                         Home Construction         3.9
                         Paper                     3.5
                         Retailers                 3.4
                         Pharmaceuticals           3.4
                         Pipelines                 3.3
                         Media Non-Cable           3.0
                         Metals & Mining           2.4
                         Supermarkets              2.3
                         Media Cable               2.2
                         Non-Captive Diversified   2.0
                         Aerospace & Defense       2.0
                         Other, less than 2% each 16.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES SECURITIZED ASSET FUND


                                                         PRINCIPAL AMOUNT   VALUE (+)
-------------------------------------------------------------------------------------
BONDS AND NOTES - 132.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 132.1%

ABS CREDIT CARD - 1.2%
Citibank Credit Card Issuance Trust, Series 2007-A8,
 Class A8, 5.650%, 9/20/2019(b)                          $      4,215,000 $ 4,178,119
                                                                          -----------
ASSET-BACKED SECURITIES - 4.2%
Chase Issuance Trust, Series 2005-A9, Class A9,
 5.773%, 11/15/2011(b)(c)                                         500,000     498,009
CNH Equipment Trust, Series 2004-A, Series A4B,
 3.480%, 9/15/2011(b)                                           6,139,364   6,087,187
Countrywide Asset-Backed Certificates, Series 2004-S1,
 Class A3, 4.615%, 2/25/2035(b)                                   995,000     920,967
Countrywide Asset-Backed Certificates, Series 2006-S1,
 Class A2, 5.549%, 8/25/2021(b)                                   200,000     198,461
Countrywide Asset-Backed Certificates, Series 2006-S3,
 Class A3, 6.287%, 6/25/2021(b)                                   895,000     867,651
Countrywide Asset-Backed Certificates, Series 2006-S7,
 Class A3, 5.712%, 11/25/2035(b)(c)                             2,355,000   2,308,437
Discover Card Master Trust, Series 2007-A1, Class A1,
 5.650%, 3/16/2020(b)                                           3,305,000   3,299,084
Residential Asset Mortgage Products, Inc.,
 Series 2004-RZ1, Class AI5, 4.070%, 7/25/2032(b)(c)              250,290     247,138
                                                                          -----------
                                                                           14,426,934
                                                                          -----------
AUTO LOAN - 0.1%
Nissan Auto Receivables Owner Trust, Series 2005-A,
 Class A4, 3.820%, 7/15/2010(b)                                   325,000     321,849
                                                                          -----------
HYBRID ARMS - 15.8%
Countrywide Home Loans, Series 2004-HYB4,
 Class 6A2, 5.452%, 4/20/2035(b)(c)                               860,616     850,955
Federal Home Loan Mortgage Corp.,
 5.955%, 11/01/2036(b)(c)                                       8,832,779   8,896,874
Federal National Mortgage Association,
 6.058%, 2/01/2037(b)(c)                                        9,046,973   9,136,071
Indymac Index Mortgage Loan Trust, Series 2006-AR25,
 Class 3A1, 6.371%, 9/25/2036(b)(c)                             7,425,708   7,594,232
JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3,
 5.921%, 1/25/2037(b)(c)                                        1,726,417   1,729,609
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR,
 Class 5A, 5.587%, 7/25/2035(b)(c)                                967,758     952,332
Washington Mutual Mortgage Pass Through Certificates,
 Series 2007-HY6, Class 2A1, 5.703%, 6/25/2037(b)(c)            8,084,355   8,011,285
Washington Mutual Mortgage Pass-Through Certificates,
 Series 2003-AR5, Class A6, 3.695%, 6/25/2033(b)(c)               964,682     956,240
Washington Mutual Mortgage Pass-Through Certificates,
 Series 2007-HY2, Class 2A2,
 6.413%, 11/25/2036(b)(c)                                      15,823,482  16,082,177
Wells Fargo Mortgage Backed Securities Trust, Series
 2005-AR16, Class 3A2, 4.995%, 10/25/2035(b)(c)                   643,153     641,403
                                                                          -----------
                                                                           54,851,178
                                                                          -----------
MORTGAGE RELATED - 110.8%
Banc of America Commercial Mortgage, Inc.,
 Series 2005-6, Class A2, 5.165%, 9/10/2047(b)(c)                 120,000     120,318
Banc of America Commercial Mortgage, Inc.,
 Series 2005-6, Class A4, 5.181%, 9/10/2047(b)(c)                 189,000     186,795

                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Banc of America Commercial Mortgage, Inc.,
 Series 2006-4, Class A2, 5.522%, 7/10/2046(b)          $        460,000 $   464,773
Banc of America Commercial Mortgage, Inc.,
 Series 2007-2, Class A2, 5.634%, 4/10/2049(b)                 5,130,000   5,187,395
Bank of America-First Union NB Commercial Mortgage,
 Series 2001-3, Class A2, 5.464%, 4/11/2037(b)                   430,000     435,506
Bear Stearns Commercial Mortgage Securities,
 Series 2001-TOP2, Class A2, 6.480%, 2/15/2035(b)                175,000     182,418
Bear Stearns Commercial Mortgage Securities,
 Series 2005-PW10, Class A2, 5.270%, 12/11/2040(b)             1,541,000   1,549,641
Bear Stearns Commercial Mortgage Securities,
 Series 2005-T18, Class A2, 4.556%, 2/13/2042(b)(c)              171,000     169,307
Bear Stearns Commercial Mortgage Securities,
 Series 2006-PW12, Class A2,
 5.688%, 9/11/2038(b)(c)                                       1,000,000   1,016,271
Bear Stearns Commercial Mortgage Securities,
 Series 2007-PW16, Class A4,
 5.713%, 6/11/2040(b)(c)                                         150,000     151,749
Citigroup/Deutsche Bank Commercial Mortgage Trust,
 Series 2006-CD2, Class A2, 5.408%, 1/15/2046(b)                 642,000     646,429
Citigroup/Deutsche Bank Commercial Mortgage Trust,
 Series 2006-CD3, Class A5, 5.617%, 10/15/2048(b)              5,000,000   5,023,408
Commercial Mortgage Pass Through Certificates,
 Series 2006-C7, Class A4, 5.768%, 6/10/2046(b)(c)               250,000     255,358
Countrywide Alternative Loan Trust, Series 2006-15CB,
 Class A1, 6.500%, 6/25/2036(b)                                1,478,924   1,481,656
Countrywide Alternative Loan Trust, Series 2006-J5,
 Class 4A1, 6.031%, 7/25/2021(b)(c)                            1,673,656   1,693,896
CS First Boston Mortgage Securities Corp.,
 Series 2005-7, Class 3A1, 5.000%, 8/25/2020(b)                  376,393     369,450
Federal Home Loan Mortgage Corp.,
 4.500%, 6/01/2021(b)                                          4,290,163   4,130,184
Federal Home Loan Mortgage Corp.,
 5.000%, 7/01/2020(b)                                             68,938      67,697
Federal Home Loan Mortgage Corp.,
 5.000%, 10/01/2020(b)                                           423,354     415,093
Federal Home Loan Mortgage Corp.,
 5.000%, 7/01/2035(b)                                            696,015     665,019
Federal Home Loan Mortgage Corp.,
 5.000%, 9/01/2035(b)                                            868,865     830,172
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2035(b)                                           176,108     168,266
Federal Home Loan Mortgage Corp.,
 5.000%, 2/01/2036(b)                                            709,116     677,537
Federal Home Loan Mortgage Corp.,
 5.000%, 2/01/2036(b)                                            317,453     303,316
Federal Home Loan Mortgage Corp.,
 5.500%, 9/01/2021(b)                                         10,090,104  10,061,883
Federal Home Loan Mortgage Corp.,
 5.500%, 12/01/2021(b)                                         4,521,473   4,508,826
Federal Home Loan Mortgage Corp.,
 5.500%, 5/01/2035(b)                                            506,591     496,657
Federal Home Loan Mortgage Corp.,
 5.500%, 7/01/2037(b)                                          4,409,604   4,317,819

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                 PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal Home Loan Mortgage Corp.,
 5.500%, 7/01/2037(b)                            $      1,999,801 $ 1,958,176
Federal Home Loan Mortgage Corp.,
 5.500%, 8/01/2037(b)                                   4,980,890   4,877,214
Federal Home Loan Mortgage Corp.,
 5.800%, 1/01/2035(b)(c)                                  644,591     658,650
Federal Home Loan Mortgage Corp.,
 5.996%, 2/01/2037(b)(c)                                9,935,207  10,075,478
Federal Home Loan Mortgage Corp.,
 6.000%, 6/01/2037(b)                                   5,000,000   5,005,915
Federal Home Loan Mortgage Corp.,
 6.500%, 4/01/2036(b)                                     235,586     239,856
Federal Home Loan Mortgage Corp. (TBA),
 5.500%, 10/01/2034(d)                                 49,000,000  47,974,038
Federal Home Loan Mortgage Corp. (TBA),
 6.000%, 5/01/2035(d)                                  17,740,000  17,756,640
Federal Home Loan Mortgage Corp., Series 2912,
 Class EH, 5.500%, 1/15/2035(b)                         2,797,000   2,719,378
Federal National Mortgage Association,
 4.500%, 7/01/2020(b)                                   1,097,581   1,057,837
Federal National Mortgage Association,
 4.500%, 3/01/2021(b)                                     719,149     692,472
Federal National Mortgage Association,
 4.500%, 10/01/2035(b)                                    905,940     840,920
Federal National Mortgage Association,
 5.500%, 5/01/2035(b)                                     168,743     165,481
Federal National Mortgage Association,
 5.500%, 12/01/2035(b)                                    255,816     250,872
Federal National Mortgage Association,
 5.500%, 4/01/2036(b)                                     174,872     171,317
Federal National Mortgage Association,
 5.500%, 4/01/2036(b)                                     427,759     419,062
Federal National Mortgage Association,
 5.500%, 4/01/2036(b)                                      88,113      86,321
Federal National Mortgage Association,
 5.500%, 4/01/2036(b)                                   2,666,329   2,614,798
Federal National Mortgage Association,
 5.500%, 5/01/2036(b)                                     449,800     440,656
Federal National Mortgage Association,
 5.500%, 5/01/2036(b)                                     693,874     679,768
Federal National Mortgage Association,
 5.500%, 6/01/2036(b)                                   4,446,128   4,355,737
Federal National Mortgage Association,
 5.500%, 6/01/2036(b)                                   1,580,704   1,548,568
Federal National Mortgage Association,
 5.500%, 6/01/2036(b)                                     640,333     627,315
Federal National Mortgage Association,
 5.500%, 6/01/2036(b)                                     902,213     883,871
Federal National Mortgage Association,
 5.500%, 8/01/2036(b)                                     747,407     732,212
Federal National Mortgage Association,
 5.500%, 9/01/2036(b)                                   1,715,241   1,680,370
Federal National Mortgage Association,
 5.500%, 12/01/2036(b)                                  9,613,695   9,418,246

                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal National Mortgage Association,
 5.500%, 6/01/2037(b)                                   $      3,344,142 $ 3,275,579
Federal National Mortgage Association,
 5.739%, 9/01/2036(b)(c)                                       5,099,851   5,143,938
Federal National Mortgage Association,
 6.000%, 5/01/2021(b)                                            234,349     237,490
Federal National Mortgage Association,
 6.000%, 10/01/2034(b)                                            84,771      85,081
Federal National Mortgage Association,
 6.000%, 4/01/2036(b)                                            343,566     344,138
Federal National Mortgage Association,
 6.000%, 6/01/2036(b)                                          5,947,082   5,956,985
Federal National Mortgage Association,
 6.000%, 9/01/2036(b)                                          1,361,624   1,363,891
Federal National Mortgage Association,
 6.000%, 10/01/2036(b)                                         1,840,333   1,843,397
Federal National Mortgage Association,
 6.000%, 11/01/2036(b)                                         4,651,941   4,659,687
Federal National Mortgage Association,
 6.000%, 1/01/2037(b)                                          1,124,710   1,126,583
Federal National Mortgage Association,
 6.500%, 4/01/2036(b)                                            453,565     461,888
Federal National Mortgage Association,
 6.500%, 5/01/2036(b)                                            872,758     888,773
Federal National Mortgage Association,
 6.500%, 7/01/2036(b)                                            374,228     381,095
Federal National Mortgage Association,
 6.500%, 8/01/2036(b)                                            426,943     434,778
Federal National Mortgage Association,
 6.500%, 11/01/2036(b)                                         5,688,045   5,792,421
Federal National Mortgage Association,
 6.500%, 11/01/2036(b)                                         3,235,912   3,295,291
Federal National Mortgage Association,
 6.500%, 4/01/2037(b)                                          3,517,835   3,582,028
Federal National Mortgage Association,
 6.500%, 4/01/2037(b)                                          9,589,080   9,764,059
Federal National Mortgage Association,
 6.500%, 4/01/2037(b)                                          2,246,634   2,287,630
Federal National Mortgage Association,
 6.500%, 9/01/2037(b)                                         10,000,000  10,182,478
Federal National Mortgage Association,
 7.000%, 5/01/2037(b)                                            240,928     248,666
Federal National Mortgage Association (TBA),
 5.500%, 7/01/2034(d)                                         10,000,000   9,793,750
Federal National Mortgage Association (TBA),
 6.000%, 5/01/2035(d)                                         27,600,000  27,634,500
Federal National Mortgage Association, Series 2004-2,
 Class QK, 4.000%, 9/25/2017(b)                               10,000,000   9,600,336
Government National Mortgage Association,
 5.500%, 8/15/2033(b)                                             91,086      89,942
Government National Mortgage Association,
 5.500%, 12/15/2035(b)                                           397,757     392,468
Government National Mortgage Association,
 5.500%, 9/15/2036(b)                                          2,630,451   2,594,153

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                          PRINCIPAL AMOUNT   VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Government National Mortgage Association,
 6.000%, 6/15/2036(b)                                     $        237,864 $   239,408
Government National Mortgage Association,
 6.000%, 5/15/2037(b)                                              403,446     406,045
Government National Mortgage Association,
 6.500%, 9/15/2036(b)                                            1,233,255   1,260,865
Government National Mortgage Association,
 6.500%, 2/15/2037(b)                                            1,175,589   1,201,761
Government National Mortgage Association,
 6.500%, 7/20/2037(b)                                            3,821,017   3,904,899
Government National Mortgage Association (TBA),
 5.500%, 2/01/2034(d)                                           10,130,000   9,987,552
Government National Mortgage Association (TBA),
 6.000%, 5/01/2034(d)                                           30,000,000  30,187,500
Greenwich Capital Commercial Funding Corp.,
 Series 2005-GG5, Class A2, 5.117%, 4/10/2037(b)                   120,000     120,208
Greenwich Capital Commercial Funding Corp.,
 Series 2007-GG9, Class A4, 5.444%, 3/10/2039(b)                 5,000,000   4,940,990
GS Mortgage Securities Corp. II, Series 2004-GG2,
 Class A6, 5.396%, 8/10/2038(b)(c)                                 125,000     124,421
GS Mortgage Securities Corp. II, Series 2005-GG4,
 Class A4A, 4.751%, 7/10/2039(b)                                 7,000,000   6,680,564
GS Mortgage Securities Corp. II, Series 2006-GG6,
 Class A2, 5.506%, 4/10/2038(b)(c)                                 500,000     505,462
JPMorgan Chase Commercial Mortgage Securities Corp.,
 Series 2001-CIBC, Class A3, 6.260%, 3/15/2033(b)                  185,003     190,915
JPMorgan Chase Commercial Mortgage Securities Corp.,
 Series 2005-LDP5, Class A4,
 5.179%, 12/15/2044(b)(c)                                        7,000,000   6,920,397
JPMorgan Chase Commercial Mortgage Securities Corp.,
 Series 2006-LDP7, Class A2, 5.861%, 4/15/2045(b)(c)               450,000     461,003
JPMorgan Chase Commercial Mortgage Securities Corp.,
 Series 2007-LDPX, Class A3, 5.420%, 1/15/2049(b)                4,085,000   4,025,001
LB-UBS Commercial Mortgage Trust, Series 2005-C3,
 Class A3, 4.647%, 7/15/2030(b)                                    275,000     269,858
LB-UBS Commercial Mortgage Trust, Series 2006-C3,
 Class A4, 5.661%, 3/15/2039(b)(c)                               2,000,000   2,020,543
LB-UBS Commercial Mortgage Trust, Series 2006-C7,
 Class A2, 5.300%, 11/15/2038(b)                                 2,115,000   2,119,933
LB-UBS Commercial Mortgage Trust, Series 2007-C2,
 Class A2, 5.303%, 2/15/2040(b)                                 10,000,000   9,995,207
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2,
 5.614%, 5/12/2039(b)(c)                                         1,000,000   1,015,828
Merrill Lynch/Countrywide Commercial Mortgage
 Trust, Series 2006-1, Class A2,
 5.439%, 2/12/2039(b)(c)                                           215,000     216,769
Merrill Lynch/Countrywide Commercial Mortgage
 Trust, Series 2006-1, Class A4,
 5.428%, 2/12/2039(b)(c)                                         1,000,000     999,646
Merrill Lynch/Countrywide Commercial Mortgage
 Trust, Series 2006-2, Class A4,
 5.910%, 6/12/2046(b)(c)                                           250,000     257,385
Merrill Lynch/Countrywide Commercial Mortgage Trust,
 Series 2006-3, Class A4, 5.414%, 7/12/2046(b)(c)                1,000,000     990,645

                                                                                     PRINCIPAL AMOUNT                  VALUE (+)
--------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Morgan Stanley Capital I, Class A,
 5.328%, 11/12/2041(b)                                                               $      5,000,000             $    4,922,788
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A,
 4.989%, 8/13/2042(b)                                                                       5,280,000                  5,115,505
Morgan Stanley Capital I, Series 2005-HQ7, Class A4,
 5.204%, 11/14/2042(b)(c)                                                                   5,965,000                  5,888,029
Morgan Stanley Capital I, Series 2005-T19, Class A4A,
 4.890%, 6/12/2047(b)                                                                          87,000                     83,756
Morgan Stanley Capital I, Series 2006-T23, Series A2,
 5.742%, 8/12/2041(b)(c)                                                                      200,000                    204,173
Residential Accredit Loans, Inc., Series 2006-QS13,
 Class 2A1, 5.750%, 9/25/2021(b)                                                              828,371                    833,264
Residential Accredit Loans, Inc., Series 2006-QS18,
 Class 3A3, 5.750%, 12/25/2021(b)                                                           3,556,760                  3,577,299
Wachovia Bank Commercial Mortgage Trust,
 Series 2005-C16, Class A2, 4.380%, 10/15/2041(b)                                              81,336                     80,252
                                                                                                                  --------------
                                                                                                                     384,716,903
                                                                                                                  --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $459,080,922)                                                                                      458,494,983
                                                                                                                  --------------

TOTAL BONDS AND NOTES
 (Identified Cost $459,080,922)                                                                                      458,494,983
                                                                                                                  --------------

SHORT-TERM INVESTMENTS - 6.8%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation dated 9/28/07 at 3.750% to be
repurchased at $7,638,386 on 10/01/07 collateralized by
$7,610,000 Federal National Mortgage Association,
6.060% due 6/06/17 with a value of $7,790,738 including
accrued interest (Note 2h of Notes to Financial
Statements)                                                                                 7,636,000                  7,636,000
Federal Farm Credit, Discount Note, Zero Coupon,
10/11/2007                                                                                  4,700,000                  4,693,668
Federal Home Loan Bank, Discount Note, Zero Coupon,
10/10/2007                                                                                  8,400,000                  8,389,095
Federal Home Loan Bank ,Discount Note, Zero Coupon,
10/11/2007                                                                                  3,100,000                  3,096,358
                                                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $23,815,120)                                                                                        23,815,121
                                                                                                                  --------------

TOTAL INVESTMENTS - 138.9%
 (Identified Cost $482,896,042)(a)                                                                                   482,310,104
 Other assets less liabilities--(38.9)%                                                                            (135,156,713)
                                                                                                                  --------------

TOTAL NET ASSETS - 100.0%                                                                                         $  347,153,391
                                                                                                                  --------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2007, the net unrealized depreciation on investments based on a cost of $482,896,042 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $    1,348,819
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (1,934,757)
                                                                                                                  --------------
   Net unrealized depreciation                                                                                    $    (585,938)
                                                                                                                  --------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

(b)All or a portion of this security has been segregated to cover requirements on TBA obligations and futures contracts.
(c)Variable rate security. Rate as of September 30, 2007 is disclosed.
(d)Delayed delivery (See Note 2i of Notes to Financial Statements). ARMAdjustable Rate Mortgages.
TBATo Be Announced.

   At September 30, 2007, open futures contracts sold were as follows:

                           EXPIRATION            AGGREGATED      MARKET   UNREALIZED
FUTURES                          DATE CONTRACTS  FACE VALUE       VALUE DEPRECIATION
-------------------------------------------------------------------------------------
10 Year U.S. Treasury Note 12/19/2007       413 $45,128,551 $45,133,156     $ (4,605)
5 Year U.S. Treasury Note  12/31/2007       270 $28,832,418 $28,898,438     $(66,020)

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                        Mortgage Related         110.8%
                        Hybrid ARMS               15.8
                        Asset-Backed Securities    4.2
                        Other, less than 2% each   1.3

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007

                                                                              HIGH INCOME        SECURITIZED
                                                                           OPPORTUNITIES FUND    ASSET FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                            $   90,749,011  $  482,896,042
Net unrealized depreciation                                                        (1,004,955)       (585,938)
                                                                               --------------  --------------
Investments at value                                                               89,744,056     482,310,104
Cash                                                                                      123              --
Receivable for Fund shares sold                                                       164,534       1,116,976
Receivable for securities sold                                                             --      27,744,567
Dividends and interest receivable                                                   1,630,371       2,021,357
Tax reclaims receivable                                                                   242              --
Securities lending income receivable                                                    4,066              --
Receivable from broker--variation margin on open futures contracts                         --          38,719
                                                                               --------------  --------------
    TOTAL ASSETS                                                                   91,543,392     513,231,723
                                                                               --------------  --------------

LIABILITIES
Due to custodian                                                                           --         989,059
Collateral on securities loaned, at value (Note 2)                                  7,254,027              --
Payable for securities purchased                                                      215,837       3,573,823
Payable for delayed delivery securities purchased                                          --     161,446,692
Payable for Fund shares redeemed                                                          261          68,758
                                                                               --------------  --------------
    TOTAL LIABILITIES                                                               7,470,125     166,078,332
                                                                               --------------  --------------
NET ASSETS                                                                     $   84,073,267  $  347,153,391
                                                                               --------------  --------------
Net Assets consist of:
 Paid-in capital                                                               $   84,008,299  $  348,062,123
 Undistributed net investment income                                                  548,629       1,776,301
 Accumulated net realized gain (loss) on investments and futures contracts            521,294      (2,028,470)
 Net unrealized depreciation on investments and futures contracts                  (1,004,955)       (656,563)
                                                                               --------------  --------------
NET ASSETS                                                                     $   84,073,267  $  347,153,391
                                                                               --------------  --------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                    $   84,073,267  $  347,153,391
                                                                               --------------  --------------
 Shares of beneficial interest                                                      8,071,908      34,466,209
                                                                               --------------  --------------
 Net asset value, offering and redemption price per share                      $        10.42  $        10.07
                                                                               --------------  --------------
Value of securities on loan (Note 2)                                           $    7,094,058  $           --
                                                                               --------------  --------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2007

                                                                                HIGH INCOME       SECURITIZED
                                                                             OPPORTUNITIES FUND   ASSET FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                        $       76,385  $          --
Interest                                                                              4,838,627     13,048,141
Securities lending income (Note 2)                                                       22,976             --
                                                                                 --------------  -------------
Net investment income                                                                 4,937,988     13,048,141
                                                                                 --------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
REALIZED GAIN (LOSS) ON:
Investments--net                                                                        548,692        831,410
Futures contracts--net                                                                       --     (2,566,534)
Change in unrealized appreciation (depreciation) on:
Investments--net                                                                     (1,332,208)    (1,298,767)
Futures contracts--net                                                                       --        (70,625)
                                                                                 --------------  -------------
Net realized and unrealized gain (loss) on investments and futures contracts           (783,516)    (3,104,516)
                                                                                 --------------  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $    4,154,472  $   9,943,625
                                                                                 --------------  -------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

HIGH INCOME OPPORTUNITIES FUND


                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $ 4,937,988        $ 1,901,577
Net realized gain on investments                                                548,692              3,534
Net change in net unrealized appreciation (depreciation) on investments      (1,332,208)            17,145
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              4,154,472          1,922,256
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (4,658,683)        (1,734,248)
CAPITAL GAINS:
Institutional Class                                                             (10,790)           (69,731)
                                                                         ------------------ ------------------
Total distributions                                                          (4,669,473)        (1,803,979)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)     41,741,681         29,613,370
                                                                         ------------------ ------------------
Total increase in net assets                                                 41,226,680         29,731,647
                                                                         ------------------ ------------------
NET ASSETS
Beginning of year                                                            42,846,587         13,114,940
                                                                         ------------------ ------------------
End of year                                                                 $84,073,267        $42,846,587
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $   548,629        $   255,934
                                                                         ------------------ ------------------

SECURITIZED ASSET FUND

                                                                                               FOR THE PERIOD FROM
                                                                                                 MARCH 2, 2006*
                                                                                YEAR ENDED           THROUGH
                                                                            SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                          $ 13,048,141        $   954,110
Net realized gain (loss) on investments and futures contracts                    (1,735,124)            33,612
Net change in net unrealized appreciation (depreciation) on investments and
 futures contracts                                                               (1,369,392)           712,829
                                                                            ------------------ -------------------
Increase in net assets resulting from operations                                  9,943,625          1,700,551
                                                                            ------------------ -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (11,831,185)          (668,288)
CAPITAL GAINS:
Institutional Class                                                                 (53,435)                --
                                                                            ------------------ -------------------
Total distributions                                                             (11,884,620)          (668,288)
                                                                            ------------------ -------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)        278,101,365         69,960,758
                                                                            ------------------ -------------------
Total increase in net assets                                                    276,160,370         70,993,021
                                                                            ------------------ -------------------
NET ASSETS
Beginning of period                                                              70,993,021                 --
                                                                            ------------------ -------------------
End of period                                                                  $347,153,391        $70,993,021
                                                                            ------------------ -------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                            $  1,776,301        $   285,822
                                                                            ------------------ -------------------

*Commencement of operations.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                              ------------------------------------------  ---------------------------------
                    Net asset
                     value,                                                 Dividends      Distributions
                    beginning    Net        Net realized    Total from         from          from net
                     of the   investment   and unrealized   investment    net investment     realized
                     period   income/(e)/   gain (loss)     operations        income     capital gains/(g)/
-----------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITIES FUND

INSTITUTIONAL CLASS
9/30/2007            $10.39     $0.77          $ 0.01/(i)/    $0.78           $(0.75)         $(0.00)
9/30/2006             10.50      0.76           (0.10)         0.66            (0.73)          (0.04)
9/30/2005             10.32      0.78            0.17          0.95            (0.77)             --
9/30/2004(a)          10.00      0.33            0.25          0.58            (0.26)             --

SECURITIZED ASSET FUND

INSTITUTIONAL CLASS
9/30/2007            $10.13     $0.55          $(0.10)        $0.45           $(0.51)         $(0.00)
9/30/2006 (f)         10.00      0.30            0.02          0.32            (0.19)             --



(a) For the period April 12, 2004 (commencement of operations) through September 30, 2004
(b) Periods less than one year, if applicable, are not annualized.
(c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(d) Annualized for periods less than one year, if applicable.
(e) Per share net investment income has been calculated using the average shares outstanding during the period.
(f) For the period March 2, 2006 (commencement of operations) through
September 30, 2006.
(g) Amount rounds to less than $0.01 per share, if applicable.
(h) Portfolio turnover rate has been recalculated to conform with current presentation.
(i) The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the fund.

                See accompanying notes to financial statements.

                                                                    RATIOS TO AVERAGE NET ASSETS
--------------                                       --------------------------------------------------------------

              Net asset                  Net assets,
                value,                     end of                                                        Portfolio
    Total       end of       Total       the period        Net              Gross        Net investment  turnover
distributions the period return (%)/(b)/   (000's)   expenses (%)/(c)/ expenses (%)/(c)/ income (%)/(d)/ rate (%)
-------------------------------------------------------------------------------------------------------------------

   $(0.75)      $10.42        7.7         $ 84,073          --                --              7.35          29
    (0.77)       10.39        6.6           42,847          --                --              7.36          26
    (0.77)       10.50        9.5           13,115          --                --              7.40          22
    (0.26)       10.32        5.9            9,079          --                --              7.03          45


   $(0.51)      $10.07        4.6         $347,153          --                --              5.43          73
    (0.19)       10.13        3.3           70,993          --                --              3.02          55/(h)/

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007


1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Loomis Sayles High Income Opportunities Fund (the "High Income Opportunities Fund")
Loomis Sayles Securitized Asset Fund (the "Securitized Asset Fund")

Each Fund offers Institutional Class Shares. The Funds' shares are offered exclusively to investors in "wrap fee" programs approved by Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.), and/or Loomis Sayles & Company, L.P. ("Loomis Sayles") and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds' policies as established by Loomis Sayles.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the High Income Opportunities Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The High Income Opportunities Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The High Income Opportunities Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2007, there were no open foreign forward currency contracts.

E. FUTURES CONTRACTS. The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid, respectively, by and to the holders of these positions. The amount received or paid is known as "variation margin." Realized gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

F. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Notwithstanding the projected regulatory implementation date of March 31, 2008 for the Funds, Management has already implemented FIN 48 and has performed an analysis of the Funds' tax positions taken or that will be taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004--2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Funds' net assets at September 30, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

SEPTEMBER 30, 2007



The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization accruals and futures contracts marked to market. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2007 and 2006 was as follows:

                                   2007 DISTRIBUTIONS PAID FROM:        2006 DISTRIBUTIONS PAID FROM:
                               ------------------------------------- -----------------------------------
                                ORDINARY     LONG-TERM                ORDINARY    LONG-TERM
FUND                             INCOME    CAPITAL GAINS    TOTAL      INCOME   CAPITAL GAINS   TOTAL
----                           ----------- ------------- ----------- ---------- ------------- ----------
High Income Opportunities Fund $ 4,658,683       $10,790 $ 4,669,473 $1,776,220       $27,759 $1,803,979
Securitized Asset Fund          11,884,620            --  11,884,620    668,288            --    668,288

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                          HIGH INCOME      SECURITIZED
                                       OPPORTUNITIES FUND  ASSET FUND
                                       ------------------  -----------
Undistributed ordinary income                 $   943,765  $ 1,776,301
Undistributed long-term capital gains             172,704           --
                                              -----------  -----------
Total undistributed earnings                    1,116,469    1,776,301
Deferred net capital losses (post-
  October 2006)                                        --   (2,099,095)
                                              -----------  -----------
Unrealized appreciation (depreciation)         (1,017,849)    (585,938)
                                              -----------  -----------
Total accumulated earnings                    $    98,620  $  (908,732)
                                              -----------  -----------

H. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

I. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

J. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2007 were as follows:


                               VALUE OF SECURITIES
                                     ON LOAN       VALUE OF COLLATERAL
-                              ------------------- -------------------
High Income Opportunities Fund    $      7,094,058    $      7,254,027
Securitized Asset Fund                          --                  --

K. INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds' enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

L. NEW ACCOUNTING PRONOUNCEMENT. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2007, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                               U.S. GOVERNMENT AND AGENCY
                                      SECURITIES              OTHER SECURITIES
                               -------------------------  ------------------------
FUND                            PURCHASES       SALES      PURCHASES      SALES
----                           ------------  ------------ ------------ -----------
High Income Opportunities Fund $  7,013,683  $  5,706,898 $ 53,028,710 $12,211,633
Securitized Asset Fund          466,046,286   181,226,412  131,692,095  28,172,941

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not "interested persons" (as defined in the 1940
Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds' registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds' expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants.

SEPTEMBER 30, 2007



Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group, L.P.), which is part of Natixis Global Asset Management (formerly IXIS Asset Management US Group, L.P.), an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. Natixis Advisors provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is an indirect wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds under each agreement.

C. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with Natixis Distributors, L.P. ("Natixis Distributors") (formerly IXIS Asset Management, L.P.), a wholly-owned subsidiary of Natixis US. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to reimburse the Trustees for the Funds' pro rata portion of its Trustees fees.

5. LINE OF CREDIT. The Funds, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2007, the Funds had no borrowings under this agreement. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, such fees to State Street Bank.

6. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                HIGH INCOME OPPORTUNITIES FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ---------------------------------

                                       Shares         Amount         Shares              Amount
                                     ----------    ------------    ----------        --------------
Issued from the sale of shares        5,003,754    $ 52,835,635     3,150,530        $   32,478,052
Issued in connection with the
reinvestment of distributions           190,501       1,995,422       127,172             1,303,920
Redeemed                             (1,244,842)    (13,089,376)     (404,485)           (4,168,602)
                                     ----------    --------------  --------------    -----------------
Increase (decrease) from capital
  share transactions                  3,949,413    $ 41,741,681     2,873,217        $   29,613,370
                                     ----------    --------------  --------------    -----------------

                                                    SECURITIZED ASSET FUND

                                     Year Ended September 30, 2007 Period Ended September 30, 2006/(a)/
                                     ----------------------------  ---------------------------------

                                       Shares         Amount         Shares              Amount
                                     ----------    ------------    ----------        --------------
Issued from the sale of shares       34,557,748    $349,398,198     7,252,782        $   72,413,630
Issued in connection with the
reinvestment of distributions            12,259         123,960         7,749                76,785
Redeemed                             (7,110,836)    (71,420,793)     (253,493)           (2,529,657)
                                     ----------    --------------  --------------    -----------------
Increase (decrease) from capital
  share transactions                 27,459,171    $278,101,365     7,007,038        $   69,960,758
                                     ----------    --------------  --------------    -----------------

(a)From March 2, 2006 commencement of operation

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, "the Funds"), at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2007, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                           QUALIFYING PERCENTAGE
----                           ---------------------
High Income Opportunities Fund                 0.95%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions which have been designated as capital gains distributions for the fiscal year ended September 30, 2007.

FUND                           AMOUNT
----                           -------
High Income Opportunities Fund $10,790

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2007, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

FUND
----
High Income Opportunities Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUST, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003  Douglas Dillon Professor and Director of  41;
(1940)                   Contract Review    the Belfer Center for Science and         Director, Taubman Centers, Inc.
                          and Governance    International Affairs, John F. Kennedy    (real estate investment trust)
                         Committee Member   School of Government, Harvard
                                            University

Charles D. Baker       Trustee, since 2005  President and Chief Executive Officer,    41;
(1956)                   Contract Review    Harvard Pilgrim Health Care (health plan) None
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002  Retired                                   41;
(1938)                   Chairman of the                                              None
                         Contract Review
                          and Governance
                            Committee

Daniel M. Cain         Trustee, since 2003  President and Chief Executive Officer,    41;
(1945)                   Chairman of the    Cain Brothers & Company, Incorporated     Director, Sheridan Healthcare
                         Audit Committee    (investment banking)                      Inc. (physician practice
                                                                                      management) Trustee, Lexington
                                                                                      Strategic Asset Corporation (realty
                                                                                      investment trust)

Richard Darman         Trustee, since 2003  Partner, The Carlyle Group (investments); 41;
(1943)                   Contract Review    formerly, Professor, John F. Kennedy      Director and Chairman of the
                          and Governance    School of Government, Harvard             Board of Directors, AES
                         Committee Member   University                                Corporation (international power
                                                                                      company)

Jonathan P. Mason      Trustee, since 2007  Chief Financial Officer, Cabot Corp.      41;
(1958)                   Audit Committee    (specialty chemicals); formerly, Vice     None
                              Member        President and Treasurer, International
                                            Paper Company; formerly, Chief Financial
                                            Officer, Carter Holt Harvey (forest
                                            products)

Sandra O. Moose         Chairperson of the  President, Strategic Advisory Services    41;
(1942)                  Board of Trustees   (management consulting); formerly,        Director, Verizon
                          since November    Senior Vice President and Director, The   Communications; Director, Rohm
                               2005         Boston Consulting Group, Inc.             and Haas Company (specialty
                       Trustee, since 2003  (management consulting)                   chemicals); Director, AES
                       Ex officio member of                                           Corporation (international power
                            the Audit                                                 company)
                          Committee and
                         Contract Review
                          and Governance
                            Committee

                           POSITION(S)
                            HELD WITH
                        THE TRUST, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND            PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH   TERM OF OFFICE*               DURING PAST 5 YEARS**              OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------
Cynthia L. Walker       Trustee, since 2003 Executive Dean for Administration                       41;
(1956)                    Audit Committee   (formerly, Dean for Finance & CFO),                     None
                              Member        Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    President, Chief   President, Chairman, Director and Chief                 41;
(1947)                   Executive Officer  Executive Officer, Loomis, Sayles &                     None
555 California Street   and Trustee, since  Company, L.P.;
San Francisco, CA 94104        2002

John T. Hailer/2/         Executive Vice    President and Chief Executive Officer,                  41;
(1960)                     President and    Natixis Asset Management Advisors, L.P.,                None
                        Trustee, since 2003 Natixis Distributors, L.P. , Natixis Global
                                            Associates, Inc. and Natixis Global Asset
                                            Management North America; President
                                            and Chief Executive Officer, Natixis
                                            Funds Trust I, Natixis Funds Trust II,
                                            Natixis Funds Trust III, Natixis Funds
                                            Trust IV, Natixis Cash Management
                                            Trust, and Hansberger International
                                            Series; President of Loomis Sayles Funds II

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (the "Funds' Trusts"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or IXIS Equity Diversified Portfolio, which liquidated on August 3, 2007. The number of portfolios overseen includes, as of September 14, 2007, the five series of the Hansberger International Series.
1 Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2 Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and the Distributor.

                           POSITION(S)
                            HELD WITH
                        THE TRUST, LENGTH
                        OF TIME SERVED AND    PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH   TERM OF OFFICE*              PAST 5 YEARS**
-------------------------------------------------------------------------------

OFFICERS OF THE TRUST
 Coleen Downs Dinneen  Secretary, Clerk and Senior Vice President, General
 (1960)                Chief Legal Officer, Counsel, Secretary and Clerk
                         since September    (formerly, Deputy General Counsel,
                               2004         Assistant Secretary and Assistant
                                            Clerk), Natixis Distribution
                                            Corporation, Natixis Distributors,
                                            L.P. and Natixis Asset Management
                                            Advisors, L.P.

 Daniel J. Fuss           Executive Vice    Vice Chairman and Director,
 (1933)                  President, since   Loomis, Sayles & Company, L.P.
 One Financial Center       June 2003
 Boston, MA 02111

 Russell L. Kane         Chief Compliance   Chief Compliance Officer for
 (1969)                 Officer, since May  Mutual Funds, Senior Vice
                         2006; Assistant    President, Deputy General Counsel,
                       Secretary since June Assistant Secretary and Assistant
                         2004; Anti-Money   Clerk, Natixis Distributors, L.P.
                        Laundering Officer  and Natixis Asset Management
                         since April 2007   Advisors, L.P.; Vice President,
                                            Associate General Counsel,
                                            Assistant Secretary and Assistant
                                            Clerk, Natixis Distribution
                                            Corporation; formerly, Senior
                                            Counsel, Columbia Management Group.

 Michael C. Kardok     Treasurer, Principal Senior Vice President, Natixis
 (1959)                   Financial and     Asset Management Advisors, L.P.
                       Accounting Officer,  and Natixis Distributors, L.P.;
                        since October 2004  formerly, Senior Director, PFPC
                                            Inc.

 Robert Krantz            Executive Vice    Executive Vice President, Natixis
 (1964)                  President, since   Distributors, L.P. and Natixis
                          September 2007    Asset Management Advisors, L.P.

* Each officer of the Trusts serves for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

Item 2.   Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee.
Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.   Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                                 Audit-related
                  Audit fees       fees/1/       Tax fees/2/   All other fees/3/
               ----------------- ------------- --------------- -----------------
                 2006     2007    2006   2007   2006    2007     2006     2007
               -------- -------- ------  ----  ------- ------- ---------- ----
Loomis Sayles
  Funds I      $280,915 $372,586 $6,561  $--   $68,920 $86,274 $24,799    $--
--------
1. Audit-related fees consist of the performance of agreed-upon procedures related to the Registrant's deferred compensation plan.
2. The tax fees consist of a review of year-end shareholder reporting and a review of the Registrant's tax returns (2006 and 2007).
3. Other fees consist of a review of income and expense allocation methods in conjunction with the annual renewal of the management contract.

Aggregate fees billed to the Registrant for non-audit services during 2006 and 2007 were $100,280 and $86,274, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Registrant ("Control Affiliates") for the last two fiscal years.

                                    Audit-related fees Tax fees  All other fees
                                    ------------------ --------- --------------
                                     2006      2007    2006 2007  2006    2007
                                    -------   -------  ---- ---- -------  ----
Control Affiliates                  $17,250   $12,000   $-- $--  $45,800  $--

Aggregate fees billed to Control Affiliates for non-audit services during 2006 and 2007 were $63,050 and $12,000, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.  Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
        (a)(1).

(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as exhibits (a)(2)(1) and
        (a)(2)(2), respectively.

(a) (3) Not applicable.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Loomis Sayles Funds I

                                                By:    /s/ Robert J. Blanding
                                                       ------------------------
                                                Name:  Robert J. Blanding
                                                Title: President and Chief
                                                       Executive Officer
                                                Date:  November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                                By:    /s/ Robert J. Blanding
                                                       ------------------------
                                                Name:  Robert J. Blanding
                                                Title: President and Chief
                                                       Executive Officer
                                                Date:  November 28, 2007

                                                By:    /s/ Michael C. Kardok
                                                       ------------------------
                                                Name:  Michael C. Kardok
                                                Title: Treasurer
                                                Date:  November 28, 2007